UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06322

Exact name of registrant as specified in charter:	Delaware Pooled® Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2008

Item 1. Reports to Stockholders

Annual report 2008

October 31, 2008

U.S. equities	International equities
The Large-Cap Value Equity Portfolio	The International Equity Portfolio
The Select 20 Portfolio (Formerly, The All-Cap	The Labor Select International Equity Portfolio
Growth Equity Portfolio)	The Emerging Markets Portfolio
The Large-Cap Growth Equity Portfolio	The Global Real Estate Securities Portfolio
The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio	International fixed income
The Focus Smid-Cap Growth Equity Portfolio	The Global Fixed Income Portfolio
The Smid-Cap Growth Equity Portfolio	The International Fixed Income Portfolio
The Real Estate Investment Trust Portfolio II

U.S. fixed income
The Intermediate Fixed Income Portfolio
The Core Focus Fixed Income Portfolio
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio

Delaware Pooled® Trust

Contents

Portfolio objectives	2
The Large-Cap Value Equity Portfolio	4
The Select 20 Portfolio (Formerly, The All-Cap Growth
Equity Portfolio)	8
The Large-Cap Growth Equity Portfolio	12
The Mid-Cap Growth Equity Portfolio	16
The Small-Cap Growth Equity Portfolio	20
The Focus Smid-Cap Growth Equity Portfolio	24
The Smid-Cap Growth Equity Portfolio	28
The Real Estate Investment Trust Portfolio II	32
The Intermediate Fixed Income Portfolio	36
The Core Focus Fixed Income Portfolio	40
The High-Yield Bond Portfolio	44
The Core Plus Fixed Income Portfolio	48
The International Equity Portfolio	52
The Labor Select International Equity Portfolio	56
The Emerging Markets Portfolio	60
The Global Real Estate Securities Portfolio	65
The Global Fixed Income Portfolio	71
The International Fixed Income Portfolio	75
Disclosure of Portfolio expenses	78
Sector allocations, country allocations, top 10 holdings,
and credit quality breakdowns	80
Financial statements	93
Financial highlights	160
Notes to financial statements	178
Report of independent registered
public accounting firm	197
Other Portfolio information	198
Board of trustees/directors and officers addendum	211

Delaware Pooled® Trust
Delaware Pooled Trust, based in Philadelphia, is a registered investment company that offers no-load, open-end equity and fixed income mutual funds to institutional and affluent individual investors. Delaware Pooled Trust is part of Delaware Investments, a full-service investment management organization. As of Sept. 30, 2008, Delaware Investments managed more than $125 billion on behalf of individuals and institutions. The breadth and sophistication of services offered by Delaware Investments typically enable clients to gain the degree of administrative convenience and simplicity they want in investment management matters.

Delaware Investments provides equity and fixed income portfolio management, as well as balanced portfolios, retirement plans, and related nondiscretionary trust services. Delaware Management Company, a series of Philadelphia-based Delaware Management Business Trust, serves as investment advisor for the Portfolios. Mondrian Investment Partners Limited serves as investment sub-advisor for International Equity,* Labor Select International Equity, Emerging Markets,* Global Fixed Income,* and International Fixed Income Portfolios.*

Shareholder services
Delaware Investments provides its Delaware Pooled Trust shareholders with annual and semiannual reports, monthly account reports, in-person reviews of account developments (as appropriate), and other communications.

Shareholders who have questions about their accounts or want to learn the net asset values of the Delaware Pooled Trust Portfolios may call 800 231-8002 weekdays from 9 a.m. to 5 p.m. Eastern time. Or they may write to: Client Services, Delaware Pooled Trust, 2005 Market Street, Philadelphia, PA 19103.

The performance data quoted in this report represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance. You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 231-8002. Read the prospectus carefully before you invest or send money. Performance includes reinvestment of all distributions.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. Mutual fund advisory services are provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

As of Nov. 3, 2008, the Lehman Brothers indices referenced in the discussions regarding The Intermediate Fixed Income Fund, The Core Plus Fixed Income, and The Core Focus Fixed Income Portfolios were purchased by Barclays Capital. Accordingly, the names of each of those indices were changed to replace “Lehman Brothers” with “Barclays Capital.”

*Closed to new investors.
©2008 Delaware Distributors, L.P. 2008	2008 Annual Report • Delaware Pooled Trust
All third-party trademarks cited are the property of their respective owners.

Portfolio objectives

The Large-Cap Value Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in securities of large-capitalization companies that we believe have long-term capital appreciation potential. The Portfolio currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, we seek to select securities that we believe are undervalued in relation to their intrinsic value as indicated by multiple factors.

The Select 20 Portfolio (formerly, The All-Cap Growth Equity Portfolio) seeks long-term capital appreciation. The Portfolio seeks to achieve its objective by investing in a portfolio of 20 securities, primarily common stocks of companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy.

The Large-Cap Growth Equity Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and expect to grow faster than the U.S. economy. We generally consider large-capitalization companies to be those that, at the time of purchase, have total market capitalizations within the range of market capitalizations of companies in the Russell 1000® Growth Index.

The Mid-Cap Growth Equity Portfolio seeks maximum long-term capital growth. Current income is expected to be incidental. The Portfolio invests primarily in the equity securities of medium-sized companies that we believe present, at the time of purchase, significant long-term growth potential. For purposes of the Portfolio, we will generally consider mid-capitalization companies to be those companies whose market capitalizations fall within the range represented by the Russell Midcap® Growth Index at the time of the Portfolio’s investment.

The Small-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities of companies we believe have the potential for high earnings growth. For purposes of this Portfolio, we consider small-capitalization companies to be those that generally represent the smallest 25% in terms of market capitalization of U.S. equity securities listed on a national securities exchange or Nasdaq at the time of purchase.

The Focus Smid-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and expect to grow faster than the U.S. economy. For purposes of the Portfolio, we will generally consider companies that, at the time of purchase, have total market capitalizations within the range of market capitalizations of companies in the Russell 2500™ Growth Index.

The Smid-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio will invest primarily in equity securities of small- and mid-sized companies that we believe have the potential for high earnings growth at the time of purchase. For purposes of this Portfolio, we will generally consider small-capitalization companies to be those with market capitalizations that fall within the range represented in the Russell 2000® Growth Index at the time of the Portfolio’s investment. Mid-capitalization companies are those with market capitalizations that fall within the range represented in the Russell Midcap® Growth Index at the time of the Portfolio’s investment.

The Real Estate Investment Trust Portfolio II seeks maximum long-term total return, with capital appreciation as a secondary objective. The Portfolio invests primarily in securities of companies principally engaged in the real estate industry.

The Intermediate Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio invests primarily in a diversified portfolio of investment grade, fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities (U.S. government securities). It also invests in mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities.

The Core Focus Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio will invest primarily in a diversified portfolio of investment grade, fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities (U.S. government securities). It also invests in mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities.

The High-Yield Bond Portfolio seeks high total return. The Portfolio will primarily invest its assets at the time of purchase in: (1) corporate bonds rated BB or lower by Standard & Poor’s or similarly rated by another nationally recognized statistical rating organization (NRSRO); (2) securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P, rated P-1 or P-2 by Moody’s, or unrated but considered to be of comparable quality.

2008 Annual report • Delaware Pooled Trust

The Core Plus Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio allocates its investments principally among three sectors of the fixed income securities markets: U.S. investment grade securities, U.S. high yield securities, and international bonds.

The International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in equity securities of companies that are organized in, have a majority of their assets in, or derive most of their operating income from areas outside the United States, and that, in our opinion, are undervalued at the time of purchase based on our fundamental analysis. Investments will be made mainly in marketable securities of companies in developed countries. The International Equity Portfolio is closed to new investors.

The Labor Select International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in equity securities of companies that are organized in, have a majority of their assets in, or derive most of their operating income from areas outside of the United States, and that, in our opinion, are undervalued at the time of purchase based on the rigorous fundamental analysis that we employ. In addition to following these quantitative guidelines, we will select securities of issuers that present certain characteristics that are compatible with or operate in accordance with certain investment policies or restrictions followed by organized labor.

The Emerging Markets Portfolio seeks long-term capital appreciation. The Portfolio, an international fund, generally invests in equity securities of companies that are organized in, have a majority of their assets in, or derive a majority of their operating income from emerging countries. The Emerging Markets Portfolio is closed to new investors.

The Global Real Estate Securities Portfolio seeks maximum long-term total return through a combination of current income and capital appreciation. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities issued by U.S. and non-U.S. companies in the real estate and real estate–related sectors. The Portfolio may invest in companies across all market capitalizations and may invest its assets in securities of companies located in emerging market countries. Under normal circumstances, the Portfolio will invest at least 40% of its total assets in securities of non-U.S. issuers.

The Global Fixed Income Portfolio seeks current income consistent with the preservation of principal. The Portfolio invests primarily in fixed income securities that may also provide the potential for capital appreciation. The Portfolio is a global fund that invests in issuers located throughout the world. The Global Fixed Income Portfolio is closed to new investors.

The International Fixed Income Portfolio seeks current income consistent with the preservation of principal. The Portfolio invests primarily in fixed income securities that may also provide the potential for capital appreciation. The Portfolio is an international fund that invests primarily in issuers that are organized in, have a majority of their assets in, or derive most of their operating income from areas outside of the United States. The International Fixed Income Portfolio is closed to new investors.

Please see the Portfolios’ current prospectus, as supplemented, which contains important information regarding the portfolio managers for certain Portfolios. A copy of the prospectus may be obtained by calling 800 231-8002.

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume.

Portfolios that invest in real estate investment trusts (REITs) are subject to many of the risks associated with direct real estate ownership and, as such, may be adversely affected by declines in real estate values, and general and local economic conditions.

These Portfolios’ share price and yield will fluctuate in response to movements in stock prices.

Portfolios that invest in small- and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of a Portfolio. Portfolios that invest in bonds can lose their value as interest rates rise, and an investor can lose principal. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

Portfolios that invest primarily in stocks will be affected primarily by changes in stock prices.

The Real Estate Investment Trust, The Global Real Estate Securities, and The Select 20 Portfolios are considered “non-diversified” as defined in the 1940 Act, which means that each may allocate more of its net assets to investments in single securities than a “diversified” portfolio. Thus, adverse effects on any single investment may affect a larger portion of overall assets and subject these Portfolios to greater risks and volatility.

In addition to the normal risks associated with investing, narrowly focused investments typically exhibit higher volatility.

2008 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

Oct. 31, 2008

For the fiscal year ended Oct. 31, 2008, Delaware Pooled Trust — The Large-Cap Value Equity Portfolio returned -38.48% with all distributions reinvested. The Portfolio’s benchmark, the Russell 1000® Value Index returned -37.68% during the same time frame. For the Portfolio’s complete annualized performance, please see the table on page 6.

It was an especially challenging time for equity investors, especially in the period’s final months. The roots of the trouble had been planted well before the start of the reporting period, with the declining housing market. As housing prices fell, defaults on mortgage loans rose, leading to big drops in the value of so-called collateralized debt obligations — meaning securities linked to the loans. Investor worries about troubled mortgages spread to other corners of the credit market. Financial institutions eventually became all but unwilling to lend funds to each other, unsure about the companies’ ability to pay back their debts.

Against this backdrop, a number of major financial institutions faced tremendous challenges including bankruptcy filings, forced mergers, government takeovers, a conservatorship, and the conversion of the last two major investment banks into bank holding companies, which are more heavily regulated by the government.

Although stock prices had gained ground for much of the period, they plummeted in September and October. Major equity indices experienced some of their biggest single-day declines in history. Not surprisingly, many of the worst-performing stocks in the past several months were in the financial sector, which was hit particularly hard by the trouble in the credit market.

In fact, by a wide margin, the largest negative impact on performance relative to the benchmark index, the Russell 1000 Value Index, came from the financials sector. Although we benefited from a relative lack of exposure to this weak-performing group compared to the index, many of the financial stocks we owned were particularly poor performers. For example, we owned stocks of two large banks — Washington Mutual and Wachovia, which were especially vulnerable to the credit crisis because of their significant exposure to bad mortgage loans. The companies, unable to secure needed financing, faced growing concerns about their ability to survive and experienced large share-price declines. Ultimately, both were acquired late in the period by larger competitors with stronger financial positions. We sold our positions in Washington Mutual and Wachovia in July and September, respectively, but unfortunately not soon enough to avoid substantial losses for the Portfolio.

Other notable detractors in this sector included the financial services and insurance company Hartford Financial Services, and investment banks Morgan Stanley and Lehman Brothers. We sold all three of these stocks during the period, with our sale of Lehman Brothers taking place in September a week before the company declared bankruptcy and several parts ended up in the hands of other companies. We sold our shares in Morgan Stanley — another stock that faced significant challenges toward period end — a week later.

Elsewhere, the Portfolio was hindered by weakness from communications technology company Motorola, and R.R. Donnelley & Sons, the nation’s largest commercial printing company. Motorola’s shares fell sharply on worries about the health of the U.S. consumer in a weaker economy. Also, one of the company’s main businesses — making wireless telephone handsets — continued to struggle and lost market share relative to its competitors. The slowing economy was a big problem for Donnelley as well, as it faced reduced demand for catalog and direct mail printing — big sources of business for the company.

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

2008 Annual report • Delaware Pooled Trust

On the positive side, many of our top performers relative to the benchmark were healthcare and consumer staples stocks. In retrospect, this was not surprising. Both of these sectors tend to be defensive, meaning that they have tended to generate relatively predictable earnings and therefore may hold up better than other sectors during challenging economic conditions.

In healthcare, for example, the Portfolio’s top performers compared to the benchmark index included drug manufacturer Abbott Laboratories and diversified medical products companies Baxter International and Johnson & Johnson. We sold our shares of Abbott Laboratories and Baxter International before the end of the fiscal year. In consumer staples, we benefited the most from food products makers H.J. Heinz and Kraft Foods, as well as Kimberly-Clark, a maker of personal hygiene products. In all six cases, the stocks generated positive or only modestly negative returns — significantly outperforming our benchmark. They all benefited from having solid balance sheets, few or no credit problems, and relatively dependable dividend yields.

Given the challenges in the market and the weakening economy, we favored the types of stocks that, as we mentioned, are defensive and tend to hold up favorably amid market volatility. As the period progressed, we increased our focus on companies with strong balance sheets and relatively predictable earnings. This defensive focus led us to make several new purchases in the healthcare and consumer staples sectors.

The market’s large drop created what we saw as new opportunities to add what we believed were fundamentally strong companies at increasingly attractive valuations. At period end, we were evaluating potential purchases in several sectors including healthcare, energy, utilities, and financials.

Overall, our portfolio positioning reflected continued caution about the global economy. That caution explained our defensive stance with an emphasis on sectors such as healthcare and consumer staples, as well as on individual stocks with what we believed were good balance sheets and stable cash flows. We expect to maintain this stance for some time. At the same time, we are watching signs for an economic recovery. Should conditions appear brighter on the horizon, we will look for opportunities to benefit by increasing the Portfolio’s sensitivity to economic change.

Without question, the past year was a very difficult period for our shareholders. However, we believe deeply in the long-term effectiveness of value investing, and especially in our particular investment approach. We continued to maintain our well-diversified but relatively concentrated Portfolio consisting of fundamentally solid businesses with prices that were well below what we believed they were intrinsically worth.

2008 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Portfolios that invest primarily in stocks will be affected primarily by changes in stock prices.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2008	1 year	3 years	5 years	10 years	Lifetime
	-38.48%	-6.45%	-0.43%	+1.21%	+7.81%

Portfolio profile
Oct. 31, 2008

Total net assets
$9 million

Number of holdings
30

Inception date
Feb. 3, 1992

Growth of $1,000,000

	Starting value (Oct. 31, 1998)	Ending value (Oct. 31, 2008)
Russell 1000 Value Index	$1,000,000	$1,316,385
The Large-Cap Value Equity Portfolio	$1,000,000	$1,127,961

2008 Annual report • Delaware Pooled Trust

The chart assumes $1 million invested on Oct. 31, 1998, and includes reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 0.99%. Management has volunteered to waive all or a portion of its management fees from March 1, 2008, until such time as the waiver is discontinued in order to prevent total annual Portfolio operating expenses from exceeding 0.68% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

Stocks of companies believed to be undervalued may not increase in price.

2008 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Select 20 Portfolio

Oct. 31, 2008

Delaware Pooled Trust — The Select 20 Portfolio returned -41.28% with all distributions reinvested for the fiscal year ended Oct. 31, 2008. The Portfolio’s benchmark, the Russell 3000® Growth Index returned -37.04% for the same period. Complete annualized performance for The Select 20 Portfolio is shown in the table on page 10.

During the first quarter of the fiscal year, many equity asset classes declined, while relatively conservative investments such as government bonds outperformed. Importantly, declines in the equity markets came during a time of year when stocks have historically experienced growth, a fact that underscored U.S. investors’ concerns about the state of the economy.

The Federal Reserve took a variety of actions during the fiscal year to prop up the troubled housing and credit markets in the United States. Throughout the winter months, it aggressively lowered the fed funds rate — the rate at which banks lend to other banks overnight — and established an ongoing plan for emergency auctions of loans to inject liquidity back into the credit markets. These actions seemed to buttress the equity markets in early 2008, when major indices temporarily recovered some of their December 2007 losses.

As 2008 unfolded, deteriorating credit quality, a byproduct of the mortgage-lending crisis, led to asset write-downs by large financial institutions and dimmed the prospects for continued economic expansion in the United States. Challenges posed to consumer spending by surging energy prices, declining home values, and tighter lending standards contributed to heightened investor anxiety and pressured the stock market. Overseas markets also struggled as unease regarding the quality of lending collateral spread beyond the U.S.

Troubles stemming from housing and mortgages seemed to climax in March with the bailout of Bear Stearns by J.P. Morgan, with assistance from the Federal Reserve. But despite some optimism at times during the spring of 2008, fundamental economic weakness continued to depress stocks, with the financials sector leading the market’s decline.

By September, further deterioration among residential mortgages and other loan types weakened the balance sheets of banks, brokers, and insurance companies, and produced a series of bailouts, mergers, or failures. With financial institutions becoming ever more reluctant to lend to one another, sources of private capital all but disappeared.

As October drew to a close, fears of a severe world-wide recession affected global markets. Nonetheless, credit conditions had improved marginally as global government intervention began to show signs of success.

For most, if not all, of the current calendar year, the equity markets have suffered from what we believed were extreme swings in investor sentiment based on relatively short-term developments. This is particularly true of market reactions to earnings statements. In 2008, if a company missed earnings estimates by a little or a lot, or gave guidance that future profit growth may slow just a bit, its stock price suffered dramatically. This sort of reaction has been one of our greatest challenges during the period. This is not to suggest that legitimate economic or financial considerations don’t exist, but we believe the market has often swung the pendulum too far, with investors extrapolating trends from relatively short-term developments.

We responded to the turbulent climate during this fiscal year in the same way we have to tumultuous markets in the past — by consolidating assets into positions we especially like, paring down any positions we’re less certain about, and increasing our allocation to stocks that we particularly believe in. We also “traded up” in quality by adding to companies with what were in our opinion strong balance sheets and capital structures, as well as superior business models that we believed should weather economic uncertainty well.

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

2008 Annual report • Delaware Pooled Trust

In keeping with our investment strategy, we maintained a portfolio of 15 to 25 stocks representing a wide array of industries and a mix of small-, mid-, and large-cap companies. We invested in companies that we believe have the ability to grow their capital over the long term as well as those we expect to grow faster than the U.S. economy.

As for stocks that detracted from performance, Seagate Technology underperformed for the period because, in our opinion, it mismanaged a product cycle. Specifically, it failed to offer an intermediate-capacity hard drive, which caused the company to lose some market share. As a result, it had to mark down prices to lower its inventory. We believe the setback is a relatively short-term phenomenon and continue to have confidence in the management team in terms of execution and financial acumen.

MGM Mirage was another detractor, for two reasons. First, reduced consumer spending in the difficult economic environment appears to have adversely affected casinos and hotels in Las Vegas. Second, the company is in need of financing for a condominium and retail project called The City Center. Financing is harder and more costly in the existing market environment. Like the stocks of other companies in need of financing, the stock price has been adversely affected and we sold the Portfolio’s position before the end of the fiscal year.

Conversely, biotechnology company Genentech was one of the top contributors. The company’s parent, Roche Holdings, which owns 55% of Genentech, has made a bid to buy out the remainder. Because Roche is an inside owner and therefore had insight into Genentech’s strong and growing pipeline, we believed its transaction would succeed at the original bid price, if not higher.

Bank of New York Mellon, a security we purchased toward the end of the fiscal period, also performed well. We liked this company for two reasons. First, it is the type of transaction-based financial company we prefer, with a lot of custodian and money-management business. Second, the company merged with Mellon Bank, which resulted in synergies and cost savings that should improve the company’s bottom line, in our opinion. However, we sold our shares by fiscal year end.

We were somewhat concerned about credit markets and their potential effect on the global economy, particularly with regard to their impact on the consumer. As a result, we remained generally underexposed to consumer-driven businesses and continued to monitor the Portfolio’s exposure to consumer discretionary spending.

Although we continued to focus on in company-specific, bottom-up fundamental analysis, we also believed it was nearly impossible to avoid the large macroeconomic factors in the current market environment. We continued to monitor how a slowing global economy, the deleveraging of global balance sheets, declining interest rates, and rapidly changing currency values trickle down to our holdings. We remained confident that owning companies with what we considered to be great business models and secular growth opportunities should help create value for our investors over time.

2008 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Select 20 Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Portfolios that invest primarily in stocks will be affected primarily by changes in stock prices.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2008	1 year	3 years	5 years	Lifetime
	-41.28%	-10.26%	-3.67%	-8.30%

Portfolio profile
Oct. 31, 2008

Total net assets
$8.9 million

Number of holdings
20

Inception date
March 31, 2000

Growth of $1,000,000

	Starting value (March 31, 2000)	Ending value (Oct. 31, 2008)
Russell 3000 Growth Index	$1,000,000	$500,647
The Select 20 Portfolio	$1,000,000	$475,294

2008 Annual report • Delaware Pooled Trust

The chart assumes $1 million invested on March 31, 2000, and includes reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

On Feb. 28, 2008, the Portfolio changed its investment strategy to limit its investments to no fewer than 15 securities and no more than 25 securities. The performance prior to Feb. 28, 2008, is that of the Portfolio under its former name and strategy, The All-Cap Growth Equity Portfolio.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 1.22%. Management has volunteered to waive all or a portion of its management fees from March 1, 2008, until such time as the waiver is discontinued in order to prevent total annual Portfolio operating expenses from exceeding 0.89% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations.

2008 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio

Oct. 31, 2008

Delaware Pooled Trust — The Large-Cap Growth Equity Portfolio returned -40.50% with all distributions reinvested for the fiscal year ended Oct. 31, 2008. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned -36.95% for the same period. Complete annualized performance for The Large-Cap Growth Equity Portfolio is shown in the table on page 14.

During the first quarter of the fiscal year, a continually weakening U.S. housing market, high oil prices, and dramatic tightening in credit markets dominated the investment landscape and continued to weigh down equity markets. Most stock markets around the world declined, while relatively conservative investments such as government bonds outperformed.

The Federal Reserve took a variety of actions during the fiscal year to prop up the troubled housing and credit markets in the United States. Throughout the winter months, it aggressively lowered the fed funds rate — the rate at which banks lend to other banks overnight — and established an ongoing plan for emergency auctions of loans to inject liquidity back into the credit markets. These actions seemed to buttress the equity markets in early 2008 when major indices for a time recovered some of their December 2007 losses.

As 2008 unfolded, deteriorating credit quality, a byproduct of the mortgage-lending crisis, led to asset write-downs by large financial institutions and dimmed the prospects for continued economic expansion in the United States. Challenges posed to consumer spending by surging energy prices, declining home values, and tighter lending standards contributed to heightened investor anxiety and pressured the stock market. Overseas markets also struggled as unease regarding the quality of lending collateral spread beyond the United States.

Troubles stemming from housing and mortgages seemed to climax in March with the bailout of Bear Stearns by J.P. Morgan, with assistance from the Fed. But despite some optimism at times during the spring of 2008, fundamental economic weakness continued to depress stocks, with the financials sector leading the market’s decline.

By September, further deterioration among residential mortgages and other loan types weakened the balance sheets of banks, brokers, and insurance companies and produced a series of bailouts, mergers, or failures. With financial institutions ever more reluctant to lend to one another, sources of private capital all but disappeared.

As October drew to a close, fears of a severe world-wide recession affected global markets. Nonetheless, credit conditions had improved marginally as global government intervention began to show signs of success.

From our team’s perspective, the equity markets have suffered from extreme swings in investor sentiment based on relatively short-term developments. This is particularly true of market reactions to earnings statements. In 2008, if a company missed earnings estimates by a little or a lot, or gave guidance that future profit growth may slow just a bit, its stock price suffered dramatically. This sort of reaction has been one of our greatest challenges for the period. This is not to suggest there aren’t legitimate economic or financial considerations, but we believe the market has often swung the pendulum too far in extrapolating from relatively short-term developments.

We responded to the turbulent climate during this fiscal year in the same way we have to tumultuous markets in the past — by consolidating assets into positions we really like, paring down any positions we’re uncertain about, and by increasing our allocation to stocks that we especially believe in. We also “traded up” in quality by adding to companies with what we identified as very strong balance sheets and capital structures, as well as superior business models that we believed should weather economic uncertainty well.

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

2008 Annual report • Delaware Pooled Trust

In keeping with our investment strategy, we maintained a relatively focused portfolio of large-cap stocks representing a number of industries. We invested in companies that we believe have long-term capital appreciation and expect to grow faster than the U.S. economy.

As for stocks that detracted from performance, Seagate Technology underperformed for the period because, in our opinion, it mismanaged a product cycle. Specifically, company management failed to offer an intermediate-capacity hard drive, which caused the company to lose some market share. As a result, it had to lower prices to decrease its inventory, which resulted in temporarily lower margins. We believe the setback is a relatively short-term phenomenon and continue to have confidence in the management team in terms of execution and financial acumen.

MGM Mirage was another detractor for two reasons. First, reduced consumer spending in the difficult economic environment appears to have adversely affected casinos and hotels in Las Vegas. Second, the company is in need of financing for a condominium and retail project called The City Center. Obviously, financing was harder to obtain and more costly in the existing market environment. Like the stocks of other companies in need of financing, the price has been adversely affected. We continued to hold the stock because it had strong fundamentals, and we believed some of the investors associated with The City Center project might be able to provide financing if the capital markets did not.

Conversely, biotechnology company Genentech was one of the top contributors. The company’s parent, Roche Holdings, which owns 55% of Genentech, made a bid to buy out the remainder. Because Roche is an inside owner and therefore had insight into Genentech’s strong and growing pipeline, we believed its transaction would succeed at the original bid price, if not higher.

Bank of New York Mellon, a security we purchased toward the end of the fiscal period, also performed well. We liked this company for two reasons. First, it is the type of transaction-based financial company we prefer, with a lot of custodian and money-management business. Second, the company merged with Mellon Bank, which has resulted in synergies and cost savings that will improve the company’s bottom line, in our opinion.

As for our portfolio position at the end of the period, we were somewhat concerned about credit markets and their potential impact on the global economy, particularly with regard to their effect on the consumer. As a result, to the extent we had exposure to consumer-related businesses, we tilted toward those with strong secular growth characteristics.

Although we believe in company-specific, bottom-up fundamental analysis, we also believe it is nearly impossible to avoid the large macroeconomic factors in the current market environment. We continued to monitor how a slowing global economy, the deleveraging of global balance sheets, declining interest rates, and rapidly changing currency values trickle down to our holdings. We were confident that owning companies with great business models and secular growth opportunities would help create value for our investors over time. Our historical long-term performance has shown this to be a prudent approach throughout a variety of economic cycles and market environments.

2008 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Portfolios that invest primarily in stocks will be affected primarily by changes in stock prices.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2008	1 year	Lifetime
	-40.50%	-9.51%

Portfolio profile
Oct. 31, 2008

Total net assets
$258.5 million

Number of holdings
27

Inception date
Nov. 1, 2005

Growth of $1,000,000

	Starting value (Nov. 1, 2005)	Ending value (Oct. 31, 2008)
Russell 1000 Growth Index	$1,000,000	$841,897
The Large-Cap Growth Equity Portfolio	$1,000,000	$741,077

2008 Annual report • Delaware Pooled Trust

The chart assumes $1 million invested on Nov. 1, 2005, and includes reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 0.64%. Management has volunteered to waive all or a portion of its management fees from March 1, 2008, until such time as the waiver is discontinued in order to prevent total annual Portfolio operating expenses from exceeding 0.65% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

2008 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Mid-Cap Growth Equity Portfolio

Oct. 31, 2008

Delaware Pooled Trust — The Mid-Cap Growth Equity Portfolio returned -38.81% with all distributions reinvested for the fiscal year ended Oct. 31, 2008. The Portfolio’s benchmark, the Russell Midcap® Growth Index, returned -42.65% for the same period. Complete annualized performance for The Mid-Cap Growth Equity Portfolio is shown in the table on page 18.

Many factors contributed to the generally negative conditions in the marketplace, including the unsatisfactory performance of The Mid-Cap Growth Equity Portfolio. The fiscal period was marked by a series of events and changes that, by its end, had escalated financial worries to a new level. General strains on credit and liquidity, for example, forced Lehman Brothers into bankruptcy, and certain parts of the company were purchased by various companies. Fannie Mae and Freddie Mac were converted from independent entities to a conservatorship run by the Federal Housing Finance Agency.

What had begun as a slowing economy and a sharp decline in housing prices and sales, concluded with major equity and fixed income indices reflecting negative investor sentiment. During September, the Chicago Board Options Exchange (CBOE) Volatility Index, often seen as a gauge of investors’ levels of anxiety, reached its highest point since the index inception in 1993. On Sept. 29, the Dow Jones Industrial Average experienced the steepest single-day point decline in its history after Congress failed to reach an agreement designed to recapitalize U.S. banks and financial institutions. That same day, the S&P 500 Index, which is generally representative of the broad stock market, plummeted by 8.6%.

Within days, however, the federal government approved a $700 billion financial bailout plan designed to stabilize the U.S. financial system. It also announced a series of dramatic steps, including plans to purchase preferred equity shares of the nation’s largest banks. Despite these steps, for most of October 2008 the credit markets remained almost frozen and stock markets continued to decline sharply. In the fiscal period’s final week, the Dow’s daily close dropped to nearly 8,000 — a level not seen since 2003 — before closing out the month on a more encouraging note with several strong days of performance.

During most of the fiscal year, high oil prices, inflationary pressures, and the subprime mortgage fallout weighed heavily on U.S. consumers. A series of short-term interest rate cuts and a stimulus package aimed at helping lower- and middle-income families failed to jump-start the economy. The U.S. and international markets fell as global economies deteriorated. As the year drew to a close, fears of a severe world-wide recession affected global markets.

Nonetheless, credit conditions had improved marginally as global government intervention began to show signs of success in lowering yields for many non-Treasury sectors. The spread between the London interbank offered rate (Libor) and U.S. short-term interest rates, in particular, began to narrow, which we believed might be a sign that businesses would have more access to short-term financing. Long-term corporate debt spreads remained wide at period end.

As U.S. markets fell, the combined effects of deteriorating credit conditions and rising commodity prices (for at least part of the period) prompted investors to become more risk-averse in our opinion. Despite an overall negative return within the healthcare sector, it was our strongest contributor compared to the benchmark. We maintained an overweight position in this sector throughout the period because healthcare stocks have traditionally been less sensitive to economic volatility. We also invested conservatively there. Within the riskier biotech industry, for example, we invested only in companies that had already released products. By doing so, we sought to avoid companies that could be severely affected by failures of clinical trials for drugs that were still under review by the Food and Drug Administration.

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

2008 Annual report • Delaware Pooled Trust

The vast majority of the Portfolio’s relative outperformance came from successful stock selection, as opposed to sector positioning. Because we tend to keep the Portfolio’s sector weightings relatively close to those of the Russell Midcap Growth Index, it’s common for stock selection to have the most significant impact on our performance. During the past 12 months, we outperformed the index most significantly in the healthcare sector. However, we also saw favorable results from a number of our technology-related investments. We continued to try to identify what we considered to be the best available companies in our mid-cap investment universe, and found a variety of opportunities we believed offered good total return potential, relative to their risk.

Among the stocks that had a significant effect on the Portfolio, Abraxis BioScience was a strong contributor for the fiscal year. It rose significantly after it acquired APP Pharmaceuticals. Flowers Foods also contributed to performance because it’s a food company, which tends to be noncyclical.

In contrast, the footwear designer, manufacturer, and retailer Crocs was our largest detractor. The stock suffered primarily because it fell short of the market’s earnings estimates. We sold the position early in the fiscal year because we felt the company had saturated its markets. Under Armour also detracted from performance. We sold that position during the spring because sales slowed and inventory ballooned; we believe these factors hurt the company’s stock price in the marketplace.

Given the magnitude of the economic downturn and the anticipated ongoing instability in the financial markets, we believed the current investment environment warranted an even greater focus first on individual securities research. In this climate, we continued to emphasize companies that, in our opinion, had earnings-growth potential, exceptional management, and strong financials. We also looked carefully at company balance sheets and cash flow characteristics to evaluate whether these companies would be able to meet and possibly benefit from challenges in the financial markets.

2008 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Mid-Cap Growth Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Portfolios that invest primarily in stocks will be affected primarily by changes in stock prices.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2008	1 year	3 years	5 years	10 years	Lifetime
	-38.81%	-7.17%	-0.40%	+4.35%	+6.34%

Portfolio profile
Oct. 31, 2008

Total net assets
$3.3 million

Number of holdings
58

Inception date
Feb. 27, 1992

Growth of $1,000,000

	Starting value (Oct. 31, 1998)	Ending value (Oct. 31, 2008)
The Mid-Cap Growth Equity Portfolio	$1,000,000	$1,531,532
Russell Midcap Growth Index	$1,000,000	$1,242,683

2008 Annual report • Delaware Pooled Trust

The chart assumes $1 million invested on Oct. 31, 1998, and includes reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 1.23%. Management has volunteered to waive all or a portion of its management fees from March 1, 2008, until such time as the waiver is discontinued in order to prevent total annual Portfolio operating expenses from exceeding 0.93% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The S&P 500 Index, mentioned on page 16, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The Chicago Board Options Exchange (CBOE) Volatility Index, mentioned on page 16, is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

The Dow Jones Industrial Average, mentioned on page 16, is an often-quoted market indicator that comprises 30 widely held blue-chip stocks.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

Portfolios that invest in small and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies.

2008 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Small-Cap Growth Equity Portfolio

Oct. 31, 2008

Delaware Pooled Trust — The Small-Cap Growth Equity Portfolio returned 45.02% with all distributions reinvested for the fiscal year ended Oct. 31, 2008. The Portfolio’s benchmark, the Russell 2000® Growth Index, returned -37.87% for the same period. Complete annualized performance for The Small-Cap Growth Equity Portfolio is shown in the table on page 22.

Many factors contributed to the general down market and the unsatisfactory performance of The Small-Cap Growth Equity Portfolio, as well as most other securities, during the fiscal period. The year was marked by a series of events and changes that escalated financial worries to a new level by the end of the fiscal year. General strains on credit and liquidity brought Lehman Brothers into bankruptcy, with parts of the company purchased by various companies. Fannie Mae and Freddie Mac were converted from independent entities to a conservatorship run by the Federal Housing Finance Agency.

What had begun as a slowing economy and a sharp decline in housing prices and sales, concluded with major equity and fixed income indices reflecting negative investor sentiment. During September, the Chicago Board Options Exchange (CBOE) Volatility Index, often seen as a gauge of investors’ levels of anxiety, reached its highest point since the index inception in 1993. On Sept. 29, the Dow Jones Industrial Average experienced the steepest single-day point decline in its history after Congress failed to reach an agreement designed to recapitalize U.S. banks and financial institutions. That same day, the S&P 500 Index, which is generally representative of the broad stock market, plummeted by 8.6%.

Within days, the federal government approved a $700 billion financial bailout plan designed to stabilize the U.S. financial system. It also announced a series of dramatic steps, including plans to purchase preferred equity shares of the nation’s largest banks. Despite these steps, for most of October 2008 the credit markets remained almost frozen, and stock markets continued to decline sharply. In the fiscal period’s final week, the Dow dropped to nearly 8,000 — a level not seen since 2003 — before closing out the month on a more encouraging note with several strong days of performance.

During most of the year, high oil prices, inflationary pressures, and the subprime mortgage fallout weighed heavily on U.S. consumers. A series of short-term interest rate cuts and a stimulus package aimed at helping lower- and middle-income families failed to jump-start the economy. The U.S. and international markets fell as global economies deteriorated. As the year drew to a close, fears of a severe world-wide recession affected global markets.

Nonetheless, credit conditions had improved marginally as global government intervention began to show signs of success in lowering yields for many non-Treasury sectors. The spread between the London interbank offered rate (Libor) and U.S. short-term interest rates, in particular, began to narrow, which we believed might be a sign that businesses would have more access to short-term financing. Long-term corporate debt spreads, however, remained wide at period end.

As U.S. markets fell, the combined effects of deteriorating credit conditions and rising commodity prices (for at least part of the period) prompted investors to become more risk-averse in our opinion. Despite an overall negative return for the sector, healthcare was our strongest contributor compared to the benchmark, Russell 2000 Growth Index. We maintained an overweight position in this sector throughout the period because healthcare stocks have traditionally been less sensitive to economic volatility. We also invested conservatively in this sector, choosing only biotech companies that have existing products. By doing so, we sought to avoid companies that could be severely affected by failures of drugs during clinical trials by the Food and Drug Administration.

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

2008 Annual report • Delaware Pooled Trust

Within the index, the healthcare and financial sectors led the market. Utilities and consumer services were the worst-performing sectors.

We worked to identify common stocks of small, growth-oriented or emerging growth companies that we believed would offer above-average opportunities for long-term price appreciation. Among the stocks that had a significant impact on the Portfolio, APP Pharmaceuticals was a strong contributor for the fiscal year. After the company agreed to be acquired, it rose significantly before we exited the position. Another top contributor to performance was Emergency Medical Services. Shares of the medical services provider rose after it announced better-than-expected earnings and new contract wins. We continued to hold the company because of its strong growth prospects despite the weak overall economic environment.

In contrast, Crocs, a footwear designer, manufacturer, and retailer, was our largest detractor. The stock suffered primarily because it fell short of the market’s earnings estimates. We sold the position early in the fiscal year because we felt the company had saturated its markets. Acadia Pharmaceuticals was another underperformer for the period. The failure of its schizophrenia drug in clinical trials caused the stock to drop significantly. We continued to hold the stock because we believed the market overreacted. We also felt confident about the company having other products on the market.

Given the magnitude of the economic downturn and the anticipated ongoing instability in the financial markets, we believed the current investment environment warranted even greater focus first on individual securities research. In this climate, we continued to emphasize companies that, in our opinion, had earnings-growth potential, exceptional management, and strong financials. We also took a careful look at company balance sheets and cash-flow characteristics to evaluate whether these companies would be able to meet and possibly benefit from challenges in the financial markets.

2008 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Small-Cap Growth Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Portfolios that invest primarily in stocks will be affected primarily by changes in stock prices.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2008	1 year	3 years	5 years	10 years	Lifetime
	-45.02%	-9.12%	-2.82%	+3.18%	+4.17%

Portfolio profile
Oct. 31, 2008

Total net assets
$5.9 million

Number of holdings
74

Inception date
Sept. 15, 1998

Growth of $1,000,000

	Starting value (Oct. 31, 1998)	Ending value (Oct. 31, 2008)
The Small-Cap Growth Equity Portfolio	$1,000,000	$1,367,517
Russell 2000 Growth Index	$1,000,000	$1,175,038

2008 Annual report • Delaware Pooled Trust

The chart assumes $1 million invested on Oct. 31, 1998, and includes reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares were designated as 0.89%. Management has volunteered to waive all or a portion of its management fees from March 1, 2008, until such time as the waiver is discontinued in order to prevent total annual Portfolio operating expenses from exceeding 0.89% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The Chicago Board Options Exchange (CBOE) Volatility Index, mentioned on page 20, is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

The Dow Jones Industrial Average, mentioned on page 20, is an often-quoted market indicator that comprises 30 widely held blue-chip stocks.

The S&P 500 Index, mentioned on page 20, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

Portfolios that invest in small- and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies.

2008 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio

Oct. 31, 2008

The market environment was extraordinarily challenging over the year ended Oct. 31, 2008. Against this difficult backdrop, Delaware Pooled Trust — The Focus Smid-Cap Growth Equity Portfolio returned -37.44% during the 12 months ended Oct. 31, 2008. In comparison, the Portfolio’s benchmark, the Russell 2500™ Growth Index, returned -41.00% over the same time span. For performance information, see the chart on page 26.

Shortly before the start of the reporting period, the broad stock market, as measured by the S&P 500 Index, hit a record high. Not long after, however, investors began to recognize the enormity of the underlying financial problems facing corporate America. The troubles had begun in 2007 with subprime mortgages — home loans made to borrowers with poor credit — and with derivative securities, which receive income from the mortgage payments. When home values were rising, these securities performed well. But when home prices fell and mortgage defaults rose, financial institutions owning these derivatives incurred losses in the billions of dollars in many cases. The scale of these losses triggered a wholesale credit crisis. Banks and other companies grew increasingly unwilling to lend. Corporations, even financially sound ones, found themselves unable to obtain the financing they needed to fund their operations.

The credit crisis peaked in September and October of 2008. Many of the best-known Wall Street firms were significant casualties, including investment bank Lehman Brothers, which declared bankruptcy. Parts of the company were ultimately purchased by various companies. Insurance giant American Insurance Group (AIG) received loan guarantees from the federal government in exchange for a significant federal ownership stake. In addition, several leading U.S. banks with significant exposure to bad debts were acquired by better-positioned rivals. The formerly quasi-private mortgage finance companies Fannie Mae and Freddie Mac submitted to direct federal management.

On Sept. 29, 2008, the S&P 500 Index suffered a massive 106-point decline (8.6%) — the biggest one-day point decline in the history of the index — after a $700 billion federal bailout package for the financial industry was unexpectedly rejected by the U.S. House of Representatives. A revised package was finally passed days later and included plans to strengthen the nation’s financial system and purchase equity shares of some of the country’s largest banks. A significant rally in the final week ended the period on a more encouraging note with several strong days of performance.

The Portfolio benefited the most from favorable stock selection within the healthcare and basic industry/capital goods sectors. Stock selection in consumer durables and business services had a negative influence on performance.

Our top-contributing individual performer over the past year was C.H. Robinson Worldwide, a global logistics and transportation company. Growing globalization and trade has generally benefited businesses such as C.H. Robinson. In addition, the company was hurt less by the difficult credit environment than many of its competitors because of its relatively limited fixed costs. Another positive performer in the portfolio was Navteq, a leading provider of maps used for global positioning systems. During the period, Navteq agreed to be acquired for a significant premium by mobile phone giant Nokia. Shortly after the acquisition announcement, we sold the Portfolio’s position in Navteq.

Other contributors were for-profit, post-secondary education company Strayer Education, and DVD-by-mail rental service Netflix. Strayer benefited this fiscal year as a weaker economy and job market led many people to pursue additional professional education. We sold our stake in this company after it reached our target price.

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

2008 Annual report • Delaware Pooled Trust

On the negative side, a position in Affiliated Managers Group, a holding company for a variety of asset managers, hampered Portfolio performance. Affiliated’s revenues are tied to the amount of assets they manage for clients. The big market losses of the period and the subsequent decision of investors to pull money out of the market cut into the company’s profits.

Another notable detractor was Whole Foods Market. This organic and natural grocery chain faced two notable challenges during the period. First, the company’s integration of Wild Oats Markets, which was acquired in 2007, continued to be rockier than many analysts expected. Second, investors worried that the difficult economic environment could lead consumers to shop at less-expensive, more-traditional grocery stores. Despite these challenges, we believed Whole Foods could be well-positioned to benefit from the trend of consumer tastes moving toward healthier, organic, and natural foods.

Also underperforming were Portfolio positions in VeriFone Holdings and Heartland Payment Systems. VeriFone provides credit- and debit-card payment systems for restaurants, retailers, and other merchants. Heartland provides electronic-payment processing and other services. With the economy slowing, investors worried that consumers would make fewer electronic payments, cutting into both companies’ earnings. Although we believed that this was a realistic possibility over the short term, we also believed that both companies benefited from strong competitive positions and large-scale growth trends moving away from cash and toward electronic payments.

Despite considerable market volatility, our portfolio management approach remained consistent throughout the period. We regularly focused on stocks we believed had the potential to do well in all types of economic environments. We did not generally make big changes to our Portfolio as long as we remained confident in the stocks we own.

Throughout the period, we maintained a low-turnover approach, with relatively few new purchases. Those we made tended to be later in the period, when we took advantage of falling stock prices to add several new companies with strong fundamentals and valuations significantly below what we felt was appropriate. Conversely, we sold stocks we believed would have trouble in difficult economic circumstances.

Although our stock-selection approach remains consistent, we always attempt to be extra-cautious in difficult market environments such as the one that dominated the fiscal year, when the margin for error stayed extremely narrow. Accordingly, at period end, we were scrutinizing the stocks in the portfolio, double- and triple-checking our analysis of those companies we own as well as those we are considering. We continued to look for investments that we believe were best able to benefit from large-scale growth trends and maintain or improve their competitive positions.

2008 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Portfolios that invest primarily in stocks will be affected primarily by changes in stock prices.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2008	1 year	3 years	Lifetime
	-37.44%	-7.51%	-2.55%

Portfolio profile
Oct. 31, 2008

Total net assets
$4.3 million

Number of holdings
25

Inception date
Dec. 1, 2003

Growth of $1,000,000

	Starting value (Dec. 1, 2003)	Ending value (Oct. 31, 2008)
Russell 2500 Growth Index	$1,000,000	$919,635
The Focus Smid-Cap Growth Equity Portfolio	$1,000,000	$880,502

2008 Annual report • Delaware Pooled Trust

The chart assumes $1 million invested on Dec. 1, 2003, and includes reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 1.10%. Management has volunteered to waive all or a portion of its management fees from March 1, 2008, until such time as the waiver is discontinued in order to prevent total annual Portfolio operating expenses from exceeding 0.92% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The S&P 500 Index, mentioned on page 24, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations.

Portfolios that invest in small- and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more-established companies.

2008 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Smid-Cap Growth Equity Portfolio

Oct. 31, 2008

Delaware Pooled Trust — The Smid-Cap Growth Equity Portfolio returned -40.15% with all distributions reinvested for the fiscal year ended Oct. 31, 2008. The Portfolio’s benchmark, the Russell 2500™ Growth Index, returned -41.00% for the same period. Complete annualized performance for The Smid-Cap Growth Equity Portfolio is shown in the table on page 30.

Many factors contributed to the general down market and the unsatisfactory performance of The Smid-Cap Growth Equity Portfolio as well as most other securities during the fiscal period. The year was marked by a series of events and changes that escalated financial worries to a new level by the end of the fiscal year. General strains on credit and liquidity brought Lehman Brothers into bankruptcy, with parts of the company purchased by various companies. Fannie Mae and Freddie Mac were converted from independent entities to a conservatorship run by the Federal Housing Finance Agency.

What had begun as a slowing economy and a sharp decline in housing prices and sales, concluded with major equity and fixed income indices reflecting negative investor sentiment. During September, the Chicago Board Options Exchange (CBOE) Volatility Index, often seen as a gauge of investors’ levels of anxiety, reached its highest point since the index inception in 1993. On Sept. 29, the Dow Jones Industrial Average experienced the steepest single-day point decline in its history after Congress failed to reach an agreement designed to recapitalize U.S. banks and financial institutions. That same day, the S&P 500 Index, which is generally representative of the broad stock market, plummeted by 8.6%.

Within days, the federal government approved a $700 billion financial bailout plan designed to stabilize the U.S. financial system. It also announced a series of dramatic steps, including plans to purchase preferred equity shares of the nation’s largest banks. Despite these steps, for most of October 2008 the credit markets remained almost frozen and stock markets continued to decline sharply. In the fiscal period’s final week, the Dow touched nearly 8,000 — a level not seen since 2003 — before closing out the month on a more encouraging note with several strong days of performance.

During most of the fiscal year, high oil prices, inflationary pressures, and the subprime mortgage fallout weighed heavily on U.S. consumers. A series of short-term interest rate cuts and a stimulus package aimed at helping lower- and middle-income families failed to jump-start the economy. The U.S. and international markets fell as global economies deteriorated. As the year drew to a close, fears of a severe world-wide recession affected global markets.

Nonetheless, credit conditions had improved marginally as global government intervention began to show signs of success in lowering yields for many spread sectors. The spread between the London interbank offered rate (Libor) and U.S. short-term interest rates, in particular, began to narrow, which we believed might be a sign that businesses would have more access to short-term financing. Long-term corporate debt spreads, however, remained wide at period end.

As U.S. markets fell, the combined effects of deteriorating credit conditions and rising commodity prices (for at least part of the period) prompted investors to become more risk-averse in our opinion. Despite an overall negative return, the healthcare sector was our strongest contributor compared to the benchmark, the Russell 2500 Growth Index. We maintained an overweight position in this sector throughout the period because healthcare stocks have traditionally been less sensitive to economic volatility. We also invested conservatively in this sector, choosing only biotech companies that have existing products. By doing so, we sought to avoid companies that could be severely affected by failures of drugs during clinical trials by the Food and Drug Administration.

Regarding the transport sector, the Portfolio’s superior returns were the result of investing in trucking stocks, such as J.B. Hunt Transport. The trucking industry has suffered greatly during the downturn because of the spike in fuel

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

2008 Annual report • Delaware Pooled Trust

prices and deteriorating demand. This has caused many marginal enterprises to go out of business. The result has been that a meaningful percentage of industry capacity has exited the market. Consequently, well-capitalized, well-managed trucking companies such as J.B. Hunt have been able to garner share while industry pricing has held up. Now that fuel prices have collapsed, these companies are reaping the benefits.

Throughout the period, we continued to focus on small- and mid-sized companies with what we believed to be strong business models, substantial cash flows, high-quality balance sheets, and good growth potential independent of economic cycles.

Among the stocks that had a significant impact on the Portfolio, Abraxis BioScience was a strong contributor for the fiscal year. It rose significantly after it acquired APP Pharmaceuticals. Solera Holdings, a provider of software and services to the automobile insurance claims processing industry, also contributed to performance. We consider Solera’s business to be less economically sensitive than many companies, and it has been able to meet earnings expectations in a tough economic climate.

In contrast, footwear designer, manufacturer, and retailer Crocs was our largest detractor. The stock suffered primarily because it fell short of the market’s earnings estimates. We sold the position early in the fiscal year because we felt the company had saturated its markets. Acadia Pharmaceuticals was another underperformer for the period. The failure of its schizophrenia drug in clinical trials caused the stock to drop significantly. We continued to hold the stock because we believed the market overreacted. We also felt confident about the company having other products on the market.

Given the magnitude of the economic downturn and the anticipated ongoing instability in the financial markets, we believed the current investment environment warranted even greater focus on bottom-up research. In this climate, we continued to emphasize companies that we believed to have earnings-growth potential, exceptional management, and strong financials. We also looked carefully at company balance sheets and cash-flow characteristics to evaluate whether these companies would be able to meet and possibly benefit from challenges in the financial markets.

2008 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Smid-Cap Growth Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Portfolios that invest primarily in stocks will be affected primarily by changes in stock prices.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2008	1 year	3 years	Lifetime
	-40.15%	-5.98%	-4.13%

Portfolio profile
Oct. 31, 2008

Total net assets
$1.7 million

Number of holdings
71

Inception date
Dec. 1, 2004

Growth of $1,000,000

	Starting value (Dec. 1, 2004)	Ending value (Oct. 31, 2008)
Russell 2500 Growth Index	$1,000,000	$875,863
The Smid-Cap Growth Equity Portfolio	$1,000,000	$847,795

2008 Annual report • Delaware Pooled Trust

The chart assumes $1 million invested on Dec. 1, 2004, and includes reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 1.76%. Management has volunteered to waive all or a portion of its management fees from March 1, 2008, until such time as the waiver is discontinued in order to prevent total annual Portfolio operating expenses from exceeding 0.92% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The Chicago Board Options Exchange (CBOE) Volatility Index, mentioned on page 28, is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

The Dow Jones Industrial Average, mentioned on page 28, is an often-quoted market indicator that comprises 30 widely held blue-chip stocks.

The S&P 500 Index, mentioned on page 28, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

Portfolios that invest in small and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies.

2008 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Real Estate Investment Trust Portfolio II

Oct. 31, 2008

The fiscal year ended on Oct. 31, 2008, for Delaware Pooled Trust — The Real Estate Investment Trust Portfolio II. The Portfolio returned -37.42%, and the Portfolio’s benchmark, the FTSE NAREIT Equity REITs Index, returned -39.95% during the same time frame. For performance information, see the chart on page 34.

This year was marked by a series of events and changes that escalated financial worries to a new level. As home values had risen in recent years, mortgage lenders had made more loans to borrowers with lower credit ratings. To take these risky subprime loans off their balance sheets, lenders sold pools of mortgages to global financial institutions. In turn, these institutions restructured the loans into trillions of dollars worth of collateralized debt obligations (CDOs) — in this case, securities backed by the homeowners’ mortgage payments.

Subsequently, the institutions sold the CDOs to other institutional and individual investors world-wide. As long as home prices were rising, the CDOs were extraordinarily profitable. But when the residential housing market began dropping, the value of these derivative securities started to fall as well. Some financial institutions suffered enormous losses as a result.

Credit, already tight, became even more difficult to obtain. As the U.S. credit crunch worsened, many lenders were forced to shut off access to needed investment capital. This was a particular problem for real estate companies, which depend on regular financing to fund their operations. As financing became scarce and more expensive, most property companies saw their stock prices fall sharply.

Strains on credit and liquidity brought Lehman Brothers into bankruptcy, with parts of the company purchased by various companies. Fannie Mae and Freddie Mac were converted from independent entities to a conservatorship run by the Federal Housing Finance Agency. The Chicago Board Options Exchange (CBOE) Volatility Index, often seen as a gauge of investors’ levels of anxiety, reached its highest point since the index inception in 1993. On Sept. 29, the Dow Jones Industrial Average experienced the largest single-day point decline in its history after Congress failed to reach an agreement designed to recapitalize U.S. banks and financial institutions. That same day, the S&P 500 Index, which is generally representative of the broad stock market, plummeted by 8.6%.

Within days, the federal government approved a $700 billion financial bailout plan designed to stabilize the U.S. financial system. It also announced a series of dramatic steps, including plans to purchase preferred equity shares of the nation’s largest banks. Despite these steps, for most of October 2008 the credit markets remained largely frozen, and stock markets continued to decline sharply. In the fiscal period’s final week, the Dow’s daily close nearly touched 8,000 — a level not seen since 2003 — before closing out the month on a more encouraging note with several strong days of performance.

It was obviously a very challenging period of performance in the real estate securities market, for the Portfolio and our benchmark, the FTSE NAREIT Equity REITs Index, which were both down significantly over the past year. Although the year was certainly a challenging one, Portfolio returns did hold up better than the benchmark index.

By far, the biggest factor behind the favorable relative performance was the Portfolio’s average cash weighting of more than 4.5%. We had begun adding to our cash holdings in mid-2007 because we anticipated more challenging market conditions. This defensive positioning proved to be helpful as the period progressed, with conditions becoming even more challenging and the REIT market losing sizeable value.

Another significant positive for the Portfolio compared to the index was an underweighting in the industrials sub-sector. Many of the companies in this group were sensitive to economic uncertainty and reacted negatively

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

2008 Annual report • Delaware Pooled Trust

to the volatility of the REIT market. Outperformance among our industrials was tempered by exposure to two poor-performing REITs: ProLogis and AMB Property. Both are owners and operators of industrial warehouses with an additional business focus: managing assets for institutional investors. The latter business, which had been driving these companies’ growth in recent years, turned less profitable with the slowdown in the economy.

Another area of relative outperformance was the lodging subsector, where we saw favorable stock selection. As a group, lodging stocks underperformed the broad real estate securities market. The weak economy cut into travel spending by businesses and consumers, which in turn led to a reduction in hotel occupancy rates. We owned a variety of stocks in this category, such as Starwood Hotels & Resorts and Marriott International, which we sold prior to period end, and Host Hotels & Resorts. All of these stocks fell less than the Portfolio’s benchmark index as a whole, which improved our relative performance.

On the negative side, we were more exposed to regional mall stocks than the benchmark. Retailers were hampered by the weak consumer spending environment. Our stake in General Growth Properties (GGP) was a negative. This stock lost most of its value during the past year as investors worried about the potential for a GGP bankruptcy, which was ultimately forestalled.

Another source of underperformance was our underweight position in the so-called specialty subsector, a group that includes a handful of timber property companies. These owners of timberland have done relatively well compared to the rest of the REIT market, benefiting from solid demand despite the slowing housing market. We were underrepresented in stocks such as Plum Creek Timber, which significantly outpaced the index. An underweighting in healthcare REITs further hampered the Portfolio’s results. These stocks significantly benefited from their relatively long leases and their defensive nature — meaning that they have historically tended to hold up well in a difficult economy.

We select real estate stocks through a “bottom up” security selection approach. In other words, we evaluate potential investments one by one, analyzing factors such as the company’s growth prospects, relative valuations, and balance sheet strength. We also look very closely at company management teams to determine whether we believe they can generate long-term value for shareholders. Our investment approach includes a “top down” overlay as well, meaning that we pay close attention to the overall economic and market environment in which REITs operate.

Given the challenging economic backdrop during the past fiscal year, we sought to minimize risk in the Portfolio. This focus on fundamentals informed our investment decision making during this past year. For instance, we emphasized what we believed to be relatively liquid companies with strong balance sheets. We also preferred companies with strong management teams that were in our opinion successfully executing business plans amid the market’s then current challenges.

Seeing tremendous market uncertainty, especially late in the period, we found opportunities to invest in high-quality REITs trading at what we believed were unusually attractive prices. We also maintained a higher-than-normal cash balance in the Portfolio. In our view, this was a prudent step in light of the weaker economy and the REIT market’s recent volatility.

At period end, we were positioned for what we anticipated would be a continued difficult environment for REIT investors. In our opinion, the credit crisis had led to the significant economic slowdown, and the potential for a global recession had increased. Accordingly, we stayed with the stocks we felt had the strongest balance sheets and the longest record of producing stable cash flows. This translated into a greater emphasis on companies that had long-term contractual leases and those that derived more of their income from leasing activity, which we believe tends to be more stable than development activity.

2008 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Real Estate Investment Trust Portfolio II

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Portfolios that invest primarily in stocks will be affected primarily by changes in stock prices.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2008	1 year	3 years	5 years	10 years	Lifetime
	-37.42%	-4.81%	+4.42%	+9.08%	+6.94%

Portfolio profile
Oct. 31, 2008

Total net assets
$5.3 million

Number of holdings
40

Inception date
Nov. 4, 1997

Growth of $1,000,000

	Starting value (Oct. 31, 1998)	Ending value (Oct. 31, 2008)
The Real Estate Investment Trust Portfolio II	$1,000,000	$2,384,156
FTSE NAREIT Equity REITs Index	$1,000,000	$2,259,586

2008 Annual report • Delaware Pooled Trust

The chart assumes $1 million invested on Oct. 31, 1998, and includes reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 0.96%. Management has volunteered to waive all or a portion of its management fees from March 1, 2008, until such time as the waiver is discontinued in order to prevent total annual Portfolio operating expenses from exceeding 0.86% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The FTSE NAREIT Equity REITs Index measures the performance of all publicly traded equity real estate investment trusts traded on U.S. exchanges. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The Chicago Board Options Exchange (CBOE) Volatility Index, mentioned on page 32, is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

The Dow Jones Industrial Average, mentioned on page 32, is an often-quoted market indicator that comprises 30 widely held blue-chip stocks.

The S&P 500 Index, mentioned on page 32, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

The Portfolio is considered “non-diversified” as defined in the 1940 Act, which means that it may allocate more of its net assets to investments in single securities than a “diversified” portfolio. Thus, adverse effects on any single investment may affect a larger portion of overall assets and subject the Portfolio to greater risks and volatility.

Portfolios that invest in REITs are subject to many of the risks associated with direct real estate ownership and, as such, may be adversely affected by declines in real-estate values and general and local economic conditions. The tax status of the Portfolio as a regulated investment company could be jeopardized if it holds real estate directly, or as a result of defaults, or receives rental income from real estate holdings.

2008 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Intermediate Fixed Income Portfolio

Oct. 31, 2008

Delaware Pooled Trust — The Intermediate Fixed Income Portfolio returned -2.07% with all distributions reinvested for the fiscal year ended Oct. 31, 2008. The Portfolio’s benchmark, the Barclays Capital Intermediate Government/Credit Index, returned +0.98% for the same period. Complete annualized performance for The Intermediate Fixed Income Portfolio is shown in the table on page 38.

The annual period presented an especially challenging investment environment, as the U.S. housing sector fell into a deep slump and financial institutions dealt with an increased rate of home foreclosures. With a few brief exceptions, risk aversion and fears surrounding a deepening credit crunch dampened the fixed income markets for virtually the entire fiscal period.

The fixed income market difficulties grew into extreme levels of volatility, as the bond market suffered from a combination of swings in energy prices, declining economic performance world-wide, a squeeze in short-term credit markets, and turmoil driven by a series of high-profile failures in the financial industry, including the bankruptcy and subsequent sale of certain parts of Lehman Brothers to other companies.

These circumstances caused a general loss of confidence in the value of the collateral backing many types of debt, and effectively crippled the global credit markets, making credit extremely difficult to obtain for individuals or corporations. Doubt affected all sectors of the market. As measured by their respective Merrill Lynch indices, for example, corporate bonds declined by nearly 15%. High yield and emerging market bonds declined by 26% and 18%, respectively. Credit markets began to ease only toward the end of the fiscal year, after governments world-wide stepped in to restore confidence and inject liquidity back into the system (source: Merrill Lynch).

Weakening macroeconomic conditions amplified the deep trouble within the credit market. In particular, housing, employment, and consumer-spending reports reflected weakness during the fiscal year. Through much of the period, rapidly rising energy costs ushered in troublesome inflationary pressures although energy costs and inflation subsided in the latter part of the fiscal period. Durable-goods sales also grew increasingly soft as the year progressed.

The Federal Reserve took an array of steps to stem the financial crisis during the period. The Federal Open Market Committee (FOMC) lowered the fed funds rate on a total of seven separate occasions, from 4.50% to 1.00%. In addition, the Fed established a plan for biweekly emergency auctions of loans to banks. Along with central banks around the world, the Fed also provided major markets with virtually unlimited liquidity early in the reporting period. In a dramatic departure from their normal operations, the Fed (in coordination with the Treasury Department) facilitated a number of mergers or acquisitions and took the unprecedented step of investing directly in major banks and financial institutions as liquidity deteriorated.

At various times throughout the period, the Fed’s actions buoyed the credit markets. The most notable respite from the difficult environment took place in April and May 2008, when fixed income markets staged a significant recovery during which non-Treasury sectors outpaced their more conservative government-issued peers. Beginning in June, however, much of the gain from the previous months was lost, and investors appeared to turn their attention once again to the longstanding weakness in the housing market, the U.S. economy, and an uptick in inflation. By the end of the fiscal year, conditions had improved somewhat as global government intervention seemed to show some signs of success.

Recognizing the difficult market terrain that had evolved, we maintained our general strategy from the start of the fiscal period, increasing Portfolio positions in high-quality, and in our opinion, less vulnerable securities to attempt to avoid the most treacherous market conditions.

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

2008 Annual report • Delaware Pooled Trust

Watching the credit market’s troubles continue through the period, we increased the Portfolio’s position in government securities, including Treasurys and agency mortgage-backed securities (MBS). We also increased the Portfolio position in high grade corporate bonds during the year. We raised the Portfolio allocation to such holdings by paring back on exposure to lower-quality bond holdings, such as nonagency MBS.

Although our general strategy involved moving the Portfolio toward a more conservative posture, we cautiously began adding lower-quality credit positions at various times during the fiscal period after credit spreads had widened to the point that we felt some long-term value opportunities existed.

Overall, we moved the Portfolio rather aggressively toward a higher-quality posture during the period. Yet, at this time when Treasurys outperformed many other investments, our exposure to some heavily impacted spread sectors diminished Portfolio performance versus the index.

Nonagency mortgage products, in particular, trailed the market significantly. As a result, Portfolio positions in this sector dampened the returns both on an absolute basis, and as compared to the index. The Portfolio’s position in asset-backed securities (ABS) also hurt its performance, as ABS were down because of investor emphasis on higher-quality investments.

The Portfolio broadly benefited from its exposure to securities with shorter- and intermediate-term maturities because shorter-term instruments tended to be more cushioned from the negative market conditions than bonds with longer maturities. Within the Portfolio, government-backed mortgage-backed securities, including hybrids, outperformed the index. Investors appeared to favor the September conversion of Fannie Mae and Freddie Mac to a conservatorship, and its sale of certain assets to various companies. Our modest overweight in this sector benefited Portfolio performance versus the index. Our neutral weighting in investment grade corporate bonds, along with our ongoing emphasis on quality issuers and defensive sectors, also boosted the Portfolio’s relative performance for the final quarter. Security selection among our corporate bond holdings was a positive factor as we outperformed in many industries, including financials and consumer noncyclicals.

2008 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Intermediate Fixed Income Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Portfolio. Portfolios that invest in bonds may lose their value as interest rates rise, and an investor may lose principal.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2008	1 year	3 years	5 years	10 years	Lifetime
	-2.07%	+2.50%	+2.67%	+4.48%	+4.99%

Portfolio profile
Oct. 31, 2008

Total net assets
$6.8 million

Number of holdings
186

Inception date
March 12, 1996

Growth of $1,000,000

	Starting value (Oct. 31, 1998)	Ending value (Oct. 31, 2008)
Barclays Capital Intermediate Government/Credit Index	$1,000,000	$1,601,725
The Intermediate Fixed Income Portfolio	$1,000,000	$1,548,257

2008 Annual report • Delaware Pooled Trust

The chart assumes $1 million invested on Oct. 31, 1998, and includes reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 0.66%. Management has volunteered to waive all or a portion of its management fees from March 1, 2008, until such time as the waiver is discontinued in order to prevent total annual Portfolio operating expenses from exceeding 0.43% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Barclays Capital Intermediate Government/Credit Index, formerly the Lehman Brothers Intermediate Government/Credit Index, is composed of investment grade corporate and U.S. government debt securities with maturities from 1 to 10 years. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

The Portfolio will be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Portfolio may be forced to redeploy its assets in lower yielding securities.

Derivatives risk is the possibility that a Portfolio may experience a significant loss if it employs a derivatives strategy related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the credit worthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives may also involve additional expenses.

To the extent that the Portfolio invests in foreign fixed income securities, the value of these securities may be adversely affected by changes in U.S. or foreign interest rates, as well as changes in currency exchange rates.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability for investors.

Portfolio investments are subject to the risk that portfolio holdings, particularly longer-maturity bonds, will decrease in value if interest rates rise.

The Portfolio may be affected by economic conditions that may hinder an issuer’s ability to make interest and principal payments on its debt.

2008 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio

Oct. 31, 2008

Delaware Pooled Trust — The Core Focus Fixed Income Portfolio returned -4.13% with all distributions reinvested for the fiscal year ended Oct. 31, 2008. The Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Index, returned +0.30% for the same period. Complete annualized performance for The Core Focus Fixed Income Portfolio is shown in the table on page 42.

The annual period presented an especially challenging investment environment, as the U.S. housing sector fell into a deep slump and financial institutions dealt with an increased rate of home foreclosures. With a few brief exceptions, risk aversion and fears surrounding a deepening credit crunch dampened the fixed income markets for virtually the entire fiscal period.

The fixed income markets’ difficulties crescendoed to extreme levels of volatility as the bond market suffered from a combination of swings in energy prices, declining economic performance world-wide, a squeeze in short-term credit markets, and turmoil driven by a series of high-profile failures in the financial industry, including the bankruptcy and subsequent sale of certain parts of Lehman Brothers to various companies.

These circumstances caused a general loss of confidence in the value of the collateral backing many types of debt, and effectively crippled the global credit markets, making credit extremely difficult to obtain for individuals or corporations. Doubt affected all sectors of the market. As measured by their respective Merrill Lynch indices, for example, corporate bonds declined by nearly 15%, while high yield and emerging market bonds declined by 26% and 18%, respectively. Credit markets began to ease only toward the end of the fiscal year, after governments world-wide stepped in to restore confidence and inject liquidity back into the system ( source: Merrill Lynch).

Weakening macroeconomic conditions amplified the deep trouble within the credit market. In particular, housing, employment, and consumer-spending reports reflected weakness during the fiscal year. Through much of the period, rapidly rising energy costs ushered in troublesome inflationary pressures, although energy costs and inflation both subsided in the latter part of the fiscal period. Durable-goods sales also grew increasingly soft as the year progressed.

The Federal Reserve took an array of steps to stem the financial crisis during the period. The Federal Open Market Committee (FOMC) lowered the fed funds rate on a total of seven separate occasions, from 4.50% to 1.00%. In addition, the Fed established a plan for biweekly emergency auctions of loans to banks. Along with central banks around the world, the Fed also provided major markets with virtually unlimited liquidity early in the reporting period. In a dramatic departure from their normal operations, the Fed (in coordination with the Treasury Department) facilitated a number of mergers or acquisitions and took the unprecedented step of injecting capital directly into major banks and financial institutions as liquidity deteriorated.

At various times throughout the period, the Fed’s actions buoyed the credit markets. The most notable respite from the difficult environment took place in April and May 2008, when fixed income markets staged a significant recovery during which non-Treasury sectors outpaced their more conservative government-issued peers. Beginning in June, however, much of the gain from the previous months was lost, and investors turned their focus once again to the longstanding weakness in the housing market, the U.S. economy, and an uptick in inflation. By the end of the fiscal year, conditions had improved marginally.

Recognizing the difficult market terrain that had evolved, our general strategy from the start of the fiscal period involved increasing Portfolio positions in high-quality, defensive securities to avoid the most treacherous market conditions.

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

2008 Annual report • Delaware Pooled Trust

As the credit market’s troubles continued through the period, we increased the Portfolio’s position in government securities, including Treasurys and agency mortgage-backed securities (MBS). We also gradually increased the Portfolio’s position in high grade corporate bonds during the year. We increased the Portfolio positions in such holdings by paring back on exposure to lower-quality bond holdings. For example, we raised Portfolio exposure to agency MBS, which we consider to be “safer,” during the year in place of nonagency MBS.

Although our general strategy involved moving the Portfolio toward a more conservative posture, we also cautiously added lower-quality credit exposure when credit spreads had widened to the point that we felt long-term value opportunities existed.

Investors’ increased emphasis on high-quality investments meant all but the bonds considered safest lost value. We moved rather aggressively toward a higher-quality investment allocation during the period. Yet, at this time when Treasurys outperformed all other investments, our still-hefty exposure to some of the heavily impacted spread sectors diminished Portfolio performance versus the index.

Nonagency mortgage product, in particular, trailed the market significantly. As a result, the Portfolio’s positions in this sector dampened its return both on an absolute basis, and compared to the index. The Portfolio’s slight overweight position in asset-backed securities (ABS) also hurt relative performance. Though credit selection was positive in ABS, our allocation to this sector hurt Portfolio returns as asset-backed securities were punished due to investors’ emphasis on higher-quality investments.

Alternatively, government-backed mortgage-backed securities, including hybrids, outperformed the index as investors cheered Fannie Mae’s and Freddie Mac’s transition to conservatorship. Our modest overweight in this sector benefited performance of the Portfolio compared to the index. Our neutral weighting in investment grade corporate bonds, along with our ongoing emphasis on quality issuers and defensive sectors, also boosted the Portfolio’s relative performance. Security selection among our corporate bond holdings was a positive factor as we outperformed in many industries, including financials and consumer noncyclicals.

2008 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Portfolio. Portfolios that invest in bonds may lose their value as interest rates rise, and an investor may lose principal.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2008	1 year	3 years	Lifetime
	-4.13%	+1.86%	+2.54%

Portfolio profile
Oct. 31, 2008

Total net assets
$30.1 million

Number of holdings
315

Inception date
June 30, 2004

Growth of $1,000,000

	Starting value (June 30, 2004)	Ending value (Oct. 31, 2008)
Barclays Capital U.S. Aggregate Index	$1,000,000	$1,170,110
The Core Focus Fixed Income Portfolio	$1,000,000	$1,114,991

2008 Annual report • Delaware Pooled Trust

The chart assumes $1 million invested on June 30, 2004, and includes reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 0.56%. Management has voluntarily agreed to reimburse certain expenses and/or waive its management fees from March 1, 2008, until such time as the waiver is discontinued in order to prevent total annual Portfolio operating expenses from exceeding, in an aggregate amount, 0.43% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Barclays Capital U.S. Aggregate Index, formerly the Lehman Brothers U.S. Aggregate Index, is a broad composite of more than 9,000 securities that tracks the investment grade domestic bond market. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

High yielding noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

Investments in foreign bonds have special risks, which include currency fluctuations, economic and political change, and differing accounting standards. The Portfolio may utilize futures, swaps, and foreign currency contracts for defensive strategy purposes to project or minimize the impact of potential changes.

Portfolio investments are subject to the risk that portfolio holdings, particularly longer-maturity bonds, will decrease in value if interest rates rise.

The Portfolio will be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Portfolio may be forced to redeploy its assets in lower yielding securities.

Derivatives risk is the possibility that a Portfolio may experience a significant loss if it employs a derivatives strategy related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the credit worthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives may also involve additional expenses.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability for investors.

The Portfolio may be affected by economic conditions that may hinder an issuer’s ability to make interest and principal payments on its debt.

2008 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The High-Yield Bond Portfolio

Oct. 31, 2008

Delaware Pooled Trust — The High-Yield Bond Portfolio returned -25.30% with all distributions reinvested for the fiscal year ended Oct. 31, 2008. Effective April 1, 2008, the Portfolio changed its benchmark from the Bear Stearns High Yield Index to the Merrill Lynch U.S. High Yield Master II Constrained Index. The Bear Stearns Index returned 24.96% for the one-year fiscal period. For the same period, the Merrill Lynch U.S. High Yield Master II Constrained Index returned -26.22%. Complete annualized performance for The High-Yield Bond Portfolio is shown in the table on page 46.

The annual period presented an especially challenging investment environment. The period began amid the early stages of what would prove to be a difficult and long period of deleveraging in the U.S., and indeed global, economy. At the root of the problem was a deep slump in the U.S. housing market coupled with a rising rate of foreclosures. The question of valuation for a wide variety of distressed or illiquid assets was at the top of many investors’ minds.

With the exception of a few brief periods, risk aversion and fears surrounding a deepening credit crunch, dampened fixed income and money markets for virtually the entire fiscal period. As a result, the high yield bond market experienced historic levels of volatility during the year, and generated returns well below those of many other bond sectors.

Difficulties within the fixed income markets crescendoed to extreme levels of volatility as the bond market suffered from a combination of wild swings in energy prices, declining economic performance world-wide, a tightness in short-term credit markets, and turmoil driven by a series of high-profile bailouts and failures in the financial industry.

The high yield bond market was battered by a continuing series of negative events during the fiscal period. Early on, for example, liquidity for trading high yield bonds was severely limited because most Wall Street dealers were averse to providing capital, given their own credit problems. Debt leverage levels also remained near historical peaks as a result of the aggressive leveraged buyout issuance in both the high yield loan and bond markets during the past three years. By the end of March 2008, the dollar amount of defaults had already exceeded the comparative figure for all of calendar year 2007 (source: J.P. Morgan).

As the period progressed, Wall Street remained unable to provide liquidity to the high yield market. Even though valuations dropped to levels suggesting that the high yield sector was inexpensive compared to its historical average, investors still faced difficulties. High yield companies continued to operate in a weak economy and face historic levels of inflation on raw materials for much of the period.

High yield bonds were most notably affected late in the period by the massive unrest among broker/dealers that took place on the heels of the Lehman Brothers failure. The government’s subsequent decision to rescue banks and broker/dealers temporarily restored calm in the markets. By the end of the fiscal year, conditions had improved marginally.

The Federal Reserve took an array of steps to stem the financial crisis during the period. The Federal Open Market Committee lowered the fed funds rate on a total of seven separate occasions, from 4.50% to 1.00%. In addition, the Fed established a plan for biweekly emergency auctions of loans to banks. Along with central banks around the world, the Fed provided major markets with virtually unlimited liquidity early in the reporting period. In a dramatic departure from their normal operations, the Fed (in coordination with the Treasury Department) facilitated a number of mergers or acquisitions and took the unprecedented step of investing directly in major banks and financial institutions as liquidity deteriorated.

At various times throughout the period, the Fed’s actions buoyed the credit markets. The most notable respite from the difficult environment took place in April and May 2008, when fixed income markets staged a significant recovery during which non-Treasury sectors outpaced their more conservative government-issued peers. Beginning in

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

2008 Annual report • Delaware Pooled Trust

June, however, much of the gain from the previous months was lost, and investors turned their focus once again to the longstanding weakness in the housing market, the U.S. economy, and an uptick in inflation. By the end of the fiscal year, conditions had improved marginally and signs emerged that many spread sectors were stabilizing due to global government intervention.

Even prior to the beginning of the annual period, we had begun to favor a more conservative approach because of the large backlog of leveraged buyout deals we expected to be financed. We continued to take this general approach throughout the period.

Early during the period, we implemented a number of strategies designed to mitigate the market risks that we had anticipated for 2008. For example, we positioned the Portfolio to invest more heavily in asset-rich industries such as utilities, energy, and telecommunications. On a company-specific basis, we began to favor corporations with more tangible assets, positive free cash flow, and adequate liquidity.

Within corporate capital structures, we favored senior bonds — those that take priority over other debt sold by an issuer. Plus, we reduced the Portfolio’s exposure to lower-rated bonds (such as those rated CCC). Given our tempered view of market conditions, we also employed an active sell discipline in an attempt to protect our yield.

We maintained a low exposure to emerging-market corporate bonds because of liquidity concerns. We largely avoided credit default swaps because of concerns about counterparty credit risks and basis risk (risk related to the pricing of derivatives).

We reduced the Portfolio’s bank debt exposure because, from a relative value standpoint, owning bonds became more attractive during the period. Specifically, as the Fed reduced its rates, the London interbank offered rate (Libor) dropped as well, lowering the absolute yield of bank debt in comparison to bonds.

Criticism of the role of rating agencies in asset-backed security/collateralized debt obligation (ABS/CDO) losses did not affect our strategy or market view. Although we are cognizant of agency ratings, we relied primarily on our own in-depth research to uncover what we considered to be attractively valued securities throughout the high yield universe, emphasizing company-specific characteristics.

Broadly, our strategy of moving the Portfolio toward higher-quality investments added to its performance versus the index, as market returns were progressively weaker within the lower-quality categories. Our heavy exposure to higher-rated BB and B securities, for example, helped to mitigate losses within the Portfolio.

Among sectors, investments in banking bonds boosted returns, as did the Portfolio’s positions within the consumer noncyclicals, media, and finance and investments sectors. Although banking as well as finance and investment credits declined heavily during the annual period, the Portfolio held minimal allocations to each of these sectors. The Portfolio benefited from strong credit selection within the consumer noncyclical and media sectors.

Bond holdings in the basic industry, and technology and electrical sectors detracted most from Portfolio returns. In the case of the basic industry sector, credit returns were in line with the index, though our overweight to this sector detracted from Portfolio returns. The opposite was true among our technology and electrical holdings, as we maintained a neutral weighting, though credit selection detracted from the Portfolio’s performance.

2008 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The High-Yield Bond Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Portfolio. Portfolios that invest in bonds may lose their value as interest rates rise, and an investor may lose principal.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2008	1 year	3 years	5 years	10 years	Lifetime
	-25.30%	-3.79%	+1.86%	+3.71%	+4.57%

Portfolio profile
Oct. 31, 2008

Total net assets
$19.8 million

Number of holdings
226

Inception date
Dec. 2, 1996

Growth of $1,000,000

	Starting value (Oct. 31, 1998)	Ending value (Oct. 31, 2008)
The High-Yield Bond Portfolio	$1,000,000	$1,439,473
Bear Stearns High Yield Index	$1,000,000	$1,327,089
Merrill Lynch U.S. High Yield Master II Constrained Index	$1,000,000	$1,316,438

2008 Annual report • Delaware Pooled Trust

The chart assumes $1 million invested on Oct. 31, 1998, and includes reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 0.70%. Management has volunteered to waive all or a portion of its management fees from March 1, 2008, until such time as the waiver is discontinued in order to prevent total annual Portfolio operating expenses from exceeding 0.59% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

Effective April 1, 2008, the Portfolio changed its benchmark from the Bear Stearns High Yield Index to the Merrill Lynch U.S. High Yield Master II Constrained Index. The Bear Stearns High Yield Index measures the performance of domestic high yield bonds with at least one year to maturity. The Merrill Lynch U.S. High Yield Master II Constrained Index is a market value–weighted index that tracks the public high yield debt market. Issues included in the Merrill Lynch U.S. High Yield Master II Constrained Index have maturities of one year or more and have a credit rating lower than BBB- by S&P and Baa3 by Moody’s, but are not in default. The Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

High yielding noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

The Portfolio may be affected by economic conditions that may hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio will be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Portfolio may be forced to redeploy its assets in lower yielding securities.

Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives may also involve additional expenses.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability for investors.

Portfolio investments are subject to the risk that portfolio holdings, particularly longer-maturity bonds, will decrease in value if interest rates rise.

2008 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

Oct. 31, 2008

Delaware Pooled Trust — The Core Plus Fixed Income Portfolio returned -5.91% with all distributions reinvested for the fiscal year ended Oct. 31, 2008. The Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Index, returned +0.30% for the same period. Complete annualized performance for The Core Plus Fixed Income Portfolio is shown in the table on page 50.

The annual period presented an especially challenging investment environment, as the U.S. housing sector fell into a deep slump and financial institutions dealt with an increased rate of home foreclosures. With a few brief exceptions, risk aversion and fears surrounding a deepening credit crunch dampened the fixed income markets for virtually the entire fiscal period.

The fixed income markets’ difficulties crescendoed to extreme levels of volatility as the bond market suffered from a combination of swings in energy prices, declining economic performance world-wide, a squeeze in short-term credit markets, and turmoil driven by a series of high-profile failures in the financial industry. These included the September bankruptcy of Lehman Brothers, with the subsequent purchase of some parts of its business.

These circumstances caused a general loss of confidence in the value of the collateral backing many types of debt, and effectively crippled the global credit markets, making credit extremely difficult to obtain for individuals or corporations. Doubt affected all sectors of the market. As measured by their respective Merrill Lynch indices, for example, corporate bonds declined by nearly 15%, while high yield and emerging market bonds declined by 26% and nearly 20%, respectively. Credit markets began to ease only toward the end of the fiscal year, after governments world-wide stepped in to restore confidence and inject liquidity back into the system (source: Merrill Lynch).

Weakening macroeconomic conditions amplified the deep trouble within the credit market. In particular, housing, employment, and consumer-spending reports reflected weakness during the fiscal year. Through much of the period, rapidly rising energy costs ushered in troublesome inflationary pressures, although energy costs and inflation both subsided in the latter part of the fiscal period. Durable-goods sales also grew increasingly soft as the year progressed.

The Federal Reserve took an array of steps to stem the financial crisis during the period. The Federal Open Market Committee (FOMC) lowered the fed funds rate on a total of seven separate occasions, from 4.50% to 1.00%. In addition, the Fed established a plan for biweekly emergency auctions of loans to banks. Along with central banks around the world, the Fed also provided major markets with virtually unlimited liquidity early in the reporting period. In a dramatic departure from their normal operations, the Fed (in coordination with the Treasury Department) facilitated a number of mergers or acquisitions and took the unprecedented step of injecting capital directly into major banks and financial institutions as liquidity deteriorated. In our view, this was the most forceful action of all actions that the Fed took.

At various times throughout the period, the Fed’s actions buoyed the credit markets. The most notable respite from the difficult environment took place in April and May 2008, when fixed income markets staged a significant recovery during which non-Treasury sectors outpaced their more conservative government-issued peers. Beginning in June, however, much of the gain from the previous months was lost, and investors turned their focus once again to the longstanding weakness in the housing market, the U.S. economy, and an uptick in inflation. By the end of the fiscal year, conditions had improved marginally and signs emerged that many spread sectors were stabilizing due to global government intervention.

Recognizing the difficult market terrain that had emerged, our general strategy through large parts of the fiscal year involved increasing the Portfolio’s positions in high-quality securities to avoid the most treacherous market conditions. At various times throughout the period, however, we

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

2008 Annual report • Delaware Pooled Trust

also cautiously added to its lower-quality credit exposure when credit spreads had widened to the point that we felt the Portfolio could take advantage of long-term value opportunities.

As credit markets were particularly tight during the first months of the fiscal period, we boosted the Portfolio’s positions in U.S. government securities (Treasurys, Treasury inflation-protected securities (TIPS), and agency securities) by 6.70%, to represent 18.10% of the Portfolio. We did so by lowering Portfolio exposure to high yield bonds and bank loans by approximately 4% (to represent just 2% of the Portfolio), and by scaling back on its exposure to nonagency mortgage-backed securities (MBS). These securities were at the epicenter of the credit crisis.

We began to opportunistically add risk back into the Portfolio after we observed what we believed was a peak in yield premiums (and therefore a trough in prices) shortly after the March sale of Bear Stearns to J.P. Morgan. To do so, we pared back once again the Portfolio’s exposure to U.S. government securities, and replaced them with higher allocations to high grade corporate bonds and MBS. We even slightly increased our position in high yield bonds, as valuations had fallen to what we believed were extremely attractive levels.

We returned the Portfolio to a more defensive posture once again during the summer months as conditions began to tighten within both the commercial paper and bond markets. Specifically, we boosted the Portfolio’s allocation to Treasurys as well as high grade corporate bonds. Treasurys benefited from the flight to safety, while we believed that high grade corporate bonds offered the most attractive valuations on a risk-adjusted basis. We reduced almost entirely the Portfolio’s position in bank loans and maintained limited exposure (2.3%) to high yield bonds. By period end, we also had reduced the Portfolio’s exposure to asset-backed securities and commercial MBS. Both of these sectors were central players in the fixed income markets’ ongoing troubles during the year.

Though we rather aggressively moved the Portfolio’s allocation toward higher-quality investments during the period, our exposure to some of the heavily impacted spread sectors diminished its performance versus the index because Treasurys outperformed all other investments.

Particularly, nonagency mortgage products trailed the market considerably, and the Portfolio’s position in this sector (2.81%) contributed to its underperformance. Likewise, our exposure to the “plus” sectors detracted from the Portfolio’s performance. Among high yield investments, for example, market returns were progressively weaker within the lower-quality categories. Although we pared back the Portfolio’s positions in both high yield bonds and bank loans during the year, its remaining exposure to both areas still detracted from returns. Portfolio exposure to non-dollar investments, which had been a bright spot at times because of the U.S. dollar’s prolonged softness during the year, also detracted from its returns. Late in the period, nondollar currencies experienced a violent selloff because of fears that the slowdown in the U.S. economy would result in recessionary conditions in foreign markets.

We mitigated losses in these areas by almost entirely eliminating Portfolio exposure to emerging market currency when we saw the fundamentals for emerging markets beginning to deteriorate. By period end, we had entirely eliminated Portfolio exposure to developed market currencies, while retaining investments in foreign bonds.

On the positive side, government-backed MBS, including hybrids, outperformed the index as investors cheered the Fannie Mae and Freddie Mac transition to a conservatorship. Our exposure to the sector had a positive impact on the Portfolio’s performance versus the index. Likewise, our decision to increase the Portfolio’s allocation to high grade corporate bonds, along with our ongoing emphasis on quality issuers and defensive sectors, also benefited Portfolio performance for the quarter. Security selection among our corporate bond holdings was a positive factor as we outperformed in many industries, including financials and consumer noncyclicals.

2008 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Portfolio. Portfolios that invest in bonds may lose their value as interest rates rise, and an investor may lose principal.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2008	1 year	3 years	5 years	Lifetime
	-5.91%	+1.54%	+2.78%	+4.15%

Portfolio profile
Oct. 31, 2008

Total net assets
$111.5 million

Number of holdings
397

Inception date
June 28, 2002

Growth of $1,000,000

	Starting value (June 28, 2002)	Ending value (Oct. 31, 2008)
Barclays Capital U.S. Aggregate Index	$1,000,000	$1,296,007
The Core Plus Fixed Income Portfolio	$1,000,000	$1,294,137

2008 Annual report • Delaware Pooled Trust

The chart assumes $1 million invested on June 28, 2002, and includes reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 0.54%. Management has voluntarily agreed to reimburse certain expenses and/or waive its management fees from March 1, 2008, until such time as the waiver is discontinued in order to prevent total annual Portfolio operating expenses from exceeding, in an aggregate amount, 0.45% of Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Barclays Capital U.S. Aggregate Index, formerly the Lehman Brothers U.S. Aggregate Index, is a broad composite of more than 9,000 securities that tracks the investment grade domestic bond market. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

High yielding noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

Investments in foreign bonds have special risks, which include currency fluctuations, economic and political change, and differing accounting standards. The Portfolio may utilize futures, swaps, and foreign currency contracts for defensive strategy purposes to project or minimize the impact of potential changes.

Portfolio investments are subject to the risk that portfolio holdings, particularly longer-maturity bonds, will decrease in value if interest rates rise.

The Portfolio will be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Portfolio may be forced to redeploy its assets in lower yielding securities.

Derivatives risk is the possibility that a Portfolio may experience a significant loss if it employs a derivatives strategy related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the credit worthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives may also involve additional expenses.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability for investors.

The Portfolio may be affected by economic conditions that may hinder an issuer’s ability to make interest and principal payments on its debt.

2008 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The International Equity Portfolio

Oct. 31, 2008

The fiscal year ended Oct. 31, 2008, was a difficult period for global investors. The MSCI EAFE (Europe, Australasia, Far East) Index (net), the Portfolio’s benchmark, declined 46.62% for the 12-month period. Delaware Pooled Trust — The International Equity Portfolio’s return of -40.40% represents outperformance on a relative basis, aided by holdings in Japan and Australia, beneficial market and sector positioning, and a successful hedging program that protected U.S.-based investors from overvaluations in the euro and U.K. pound sterling. For full performance information, see the chart on page 54.

There were no safe havens available to investors in terms of individual country markets. The major European markets of the United Kingdom (-47.66%), France (-46.29%), and Germany (-47.08%) all returned within 2 percentage points of the overall index. The largest Asian market, Japan, produced a similar number in local terms, -46.68%. Thanks to the strong yen, however, Japanese equities effectively declined 37.50% in dollars. Switzerland was the strongest market with a 32.30% decline, and Belgium was the weakest, losing 69.62% (source: MSCI).

In this environment, even value investors could not escape the damage. In fact, the financial sector dominates the value-oriented portion of the MSCI EAFE Index, representing around 40% of the value style–based subindex. Financials were the worst-performing sector during the period, with an overall decline of 57%. Financial subsector returns were correspondingly dismal: banks -56%, diversified financials -64%, insurance -52%, and real estate -55%.

In our opinion, these results reflect what was ultimately a global misallocation of capital. Although the crisis began in the U.S. subprime mortgage market, other countries were also experiencing overheated housing markets. In Europe, it was the United Kingdom, Ireland, and Spain that led the way, and Australia was the chief culprit in the Pacific Rim. Globally, financial institutions had concocted a recipe for financial meltdown by compounding poor initial investment decisions with excess leverage and badly managed counterparty risk.

During the period, the Portfolio’s holdings affected by the financial crisis included Fortis, HBOS, and Royal Bank of Scotland Group, all of which declined by more than 80% on the fiscal year, but were retained. The Portfolio’s allocation to financials, which was naturally reduced as a percentage over the course of the year by price declines, was nearly equal-weighted with that of the benchmark index at fiscal year end.

The materials sector was another area where many investors lost sight of valuations — and paid dearly for it in 2008 as prices declined sharply. Over the last several years, we have closely monitored the progress of companies in the metals and mining industry, such as the Australian industry heavyweights BHP/Billiton and Rio Tinto. These companies have stock returns that over time have mirrored the appreciation of prices for commodities, such as iron ore and other base metals. Supply-side constraints and voracious demand for raw materials from emerging markets, particularly in China, and speculation (especially at the beginning of 2008) were the major contributors to the rise of commodity prices, which have substantially exceeded any increases in the marginal cost of production. In spite of these attractive fundamentals, most materials stocks have appeared expensive to us for some time. Consequently, the Portfolio was underweight in the materials sector this year, a factor which helped performance relative to the benchmark during the period. We sold our positions in BHP/Billiton and Rio Tinto before the end of the fiscal period.

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

2008 Annual report • Delaware Pooled Trust

Over the course of this difficult year, we have challenged ourselves to put the current market’s risk in historical perspective and consider the pricing of risk in general. Over the previous two decades, the U.S. economy had not experienced serious slowdowns with the same frequency as it has in the past 40 years. It is possible that computerized inventory management has helped companies to better manage the business cycle. Perhaps more significant, however, is that some investors seemed to have simply forgotten about risk, or ignored it, blinded by potential returns in a rising market. They searched out high returns, and in placing greater emphasis on their return expectation, they either became unaware of the risks being taken or underpriced them. When uncertainty abounded and those risks were repriced, investors discovered that in the end they may not have been paid for taking the risk.

The price of ignoring risk is now clear: a nearly 50% decline in the index over the last 12 months. At the end of the fiscal year, it appeared obvious to us that any recovery will have to include the financial sector. This requires the addition of substantial capital, much of which is being provided by governments around the world, and ultimately by their taxpayers.

We recognized that the crisis had been a painful and dilutive process for existing shareholders. We believed it was unrealistic to assume that there would be a quick and easy road back to profitability for the financial institutions affected. That said, the crisis was widespread and, in many cases, indiscriminate. Nonetheless, we believed that exceptional opportunities were beginning to appear across many sectors, available to professional investors, who wisely calculate how they value risk and reward.

2008 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The International Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Portfolios that invest primarily in stocks will be affected primarily by changes in stock prices.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2008	1 year	3 years	5 years	10 years	Lifetime
	-40.40%	-1.46%	+6.56%	+5.96%	+7.89%

Portfolio profile
Oct. 31, 2008

Total net assets
$1.1 billion

Number of holdings
56

Inception date
Feb. 4, 1992

Growth of $1,000,000

	Starting value (Oct. 31, 1998)	Ending value (Oct. 31, 2008)
The International Equity Portfolio	$1,000,000	$1,783,888
MSCI EAFE Index (gross)	$1,000,000	$1,224,763
MSCI EAFE Index (net)	$1,000,000	$1,179,652

2008 Annual report • Delaware Pooled Trust

The chart assumes $1 million invested on Oct. 31, 1998, and includes reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 0.88%.

The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “gross” return reflects the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards.

If and when we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

The Portfolio is presently closed to new investors.

2008 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

Oct. 31, 2008

The fiscal year ended Oct. 31, 2008, was a difficult period for global investors. The MSCI EAFE (Europe, Australasia, Far East) Index (net), the Portfolio’s benchmark, declined 46.62% for the 12-month period. Delaware Pooled Trust — The Labor Select International Equity Portfolio’s return of -40.31% represents outperformance on a relative basis, aided by holdings in Japan and Australia, beneficial market and sector positioning, and a successful hedging program that protected U.S.-based investors from overvaluations in the euro and pound sterling. For full performance information, see the chart on page 58.

There were no safe havens available in terms of individual country markets. The major European markets of the United Kingdom (-47.66%), France (-46.29%), and Germany (-47.08%) all returned within 2 percentage points of the overall index. The largest Asian market, Japan, produced a similar number in local terms, -46.68%. Thanks to the strong yen, however, Japanese equities effectively declined 37.50% in dollar terms. Switzerland was the strongest market with a 32.30% decline, and Belgium was the weakest, losing 69.62%. (All country returns based on MSCI country indices.)

In this environment, even value investors could not escape the damage. The financial sector dominates the value-oriented portion of the MSCI EAFE Index, representing around 40% of the style-based subindex. Financials were the worst-performing sector during the period, with an overall decline of 57%. Financial subsector returns were correspondingly dismal: banks -56%, diversified financials -64%, insurance -52%, and real estate -55%.

In our opinion, these results reflect what was ultimately a global misallocation of capital. While the crisis began in the U.S. subprime mortgage market, other countries were also experiencing overheated housing markets. In Europe, it was the United Kingdom, Ireland, and Spain that led the way, and Australia was the chief culprit in the Pacific Rim.

Globally, financial institutions had concocted a recipe for financial meltdown by compounding poor initial investment decisions with excess leverage and badly managed counterparty risk.

During the period, the Portfolio’s holdings affected by the financial crisis included Fortis, HBOS, and Royal Bank of Scotland Group, all of which declined by more than 80% on the fiscal year, but were retained. The Portfolio’s allocation to financials, which was naturally reduced as a percentage over the course of the year by price declines, was nearly equal-weighted with that of the benchmark index at fiscal year end.

The materials sector was another area where investors lost sight of valuations — and paid dearly for it in 2008 as prices declined sharply. Over the last several years, we have closely monitored the progress of companies in the metals and mining industry, such as the Australian industry heavyweights BHP/Billiton and Rio Tinto. These companies have stock returns that over time have mirrored the appreciation of prices for commodities, such as iron ore and other base metals. Supply-side constraints and voracious demand for raw materials from emerging markets, particularly in China, and speculation (especially at the beginning of 2008) were the major contributors to the rise of commodity prices, which have substantially exceeded any increases in the marginal cost of production. In spite of these attractive fundamentals, most materials stocks have appeared expensive to us for some time. Consequently, the Portfolio was underweight in the materials sector this year, a factor which helped performance relative to the benchmark during the period. We sold our positions in BHP/Billiton and Rio Tinto before the end of the fiscal period.

Over the course of this difficult year we have challenged ourselves to put the current market’s risk in historical perspective and consider the pricing of risk in general. Over the previous two decades, the U.S. economy had not

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

2008 Annual report • Delaware Pooled Trust

experienced serious slowdowns with the same frequency as it has in the past 40 years. It is possible that computerized inventory management has helped companies to better manage the business cycle. Perhaps more significant, however, is that some investors seem to have simply forgotten about risk, or ignored it, blinded by potential returns in a rising market. They searched out high returns, and in placing greater emphasis on their return expectation, they either were unaware of the risks being taken and/or underpriced them. When uncertainty abounded and those risks were repriced, investors discovered that in the end they may not have been paid for taking the risk.

The price of ignoring risk is now clear: a nearly 50% decline in the index over the last 12 months. At the end of the fiscal year, it appeared obvious to us that any recovery will have to include the financial sector. This requires the addition of substantial capital, much of which is being provided by governments around the world, and ultimately by their taxpayers.

We recognized that the crisis had been a painful and dilutive process for existing shareholders. We believed it was unrealistic to assume that there would be a quick and easy road back to profitability for the financial institutions affected. That said, the crisis was widespread and, in many cases, indiscriminate. Nonetheless, we believed that exceptional opportunities were beginning to appear across many sectors, available to professional investors, who wisely calculate how they value risk and reward.

2008 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Portfolios that invest primarily in stocks will be affected primarily by changes in stock prices.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2008	1 year	3 years	5 years	10 years	Lifetime
	-40.31%	-1.45%	+6.36%	+5.88%	+7.62%

Portfolio profile
Oct. 31, 2008

Total net assets
$639.5 million

Number of holdings
49

Inception date
Dec. 19, 1995

Growth of $1,000,000

	Starting value (Oct. 31, 1998)	Ending value (Oct. 31, 2008)
The Labor Select International Equity Portfolio	$1,000,000	$1,771,493
MSCI EAFE Index (gross)	$1,000,000	$1,224,763
MSCI EAFE Index (net)	$1,000,000	$1,179,652

2008 Annual report • Delaware Pooled Trust

The chart assumes $1 million invested on Oct. 31, 1998, and includes reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 0.88%. Management has volunteered to waive all or a portion of its management fees from March 1, 2008, until such time as the waiver is discontinued in order to prevent total annual Portfolio operating expenses from exceeding 0.96% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “gross” return reflects the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards.

If and when we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

2008 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Emerging Markets Portfolio

Oct. 31, 2008

During a highly volatile period in the emerging markets, Delaware Pooled Trust — The Emerging Markets Portfolio held ground against its benchmark, the MSCI Emerging Markets Index. The Emerging Markets Portfolio was down 48.23% for the 12-month period ending Oct. 31, 2008, and the MSCI Emerging Markets Index (net) lost 56.35% (all returns in U.S. dollars) for the period.

Asset prices fell dramatically as markets responded to an increasingly negative global economic outlook. A broad-based selloff out of the asset class, along with a significant drop in a number of local currencies against the U.S. dollar, contributed to the marked decline.

We believe that our defensive, long-term investment approach was a critical factor in preserving capital for our clients over the period. The Portfolio’s outperformance compared to the index was due to a number of factors. One was our positioning at the outset, which avoided markets with highly stretched valuations, such as China and India, both of which fell more than 60% for the period. Another positive for the Portfolio was our overweight position in defensive markets, such as Taiwan and Malaysia, for much of the period. We consider these markets to be defensive, or less vulnerable to volatility, given their attractive valuations and the relative stability of the currencies and the markets themselves.

Sector selection, with an underweight in the cyclical materials and industrial sectors and an overweight in the more defensive telecom sector, also contributed positively to the Portfolio’s strong relative performance. In addition, overall stock selection added value, as we continued to focus on holding high-quality companies with what we believed were sound balance sheets and potentially good long-term prospects that could ultimately generate shareholder value.

Financial holdings, which made up approximately 20% of the Portfolio, highlight one area where the Portfolio did well. The challenges experienced by banks in many developed countries, such as dwindling capital positions and exposures to higher-risk vehicles including mortgage-backed securities, were largely not an issue with many of the emerging markets banks in which we invested. However, we did not underestimate the potential for problems with liquidity in the environment going forward. Stocks such as Akbank, one of the largest Turkish banks in the market, and Public Bank in Malaysia were strong performers relative to their peers in the emerging markets universe. Public Bank, for example, is in our opinion a well-run bank doing solid, plain-vanilla lending. It receives the majority of its funding from local customers’ deposits.

Our positioning in South Korea yielded both positives and negatives. The Korean firm Hana Financial was one of few financial holdings in the Portfolio that disappointed. Korean banks are currently struggling to access capital internationally. The changing environment in global banking diminished our level of comfort with Hana Financial, and we sold this position. Overall, our underweight compared to the index in a Korean market that dropped significantly (down 59.8%) was helpful on a relative basis. A large proportion of the fall was driven by the 30% decline in the Korean currency, the won.

One poor performer in both relative and absolute terms was our position in Cosco Pacific, a Chinese port operator, which was down for the period. With exports slowing in China, worries about prospects for international trade affected the company’s share price during the period. We believed the negative sentiment was overblown and that valuations for this company continued to be attractive for the long term.

We have been strong believers in China’s potential for long-term growth. In recent years, however, our discipline prevented us from taking positions in many companies because of the high growth rates that were required to justify the valuations of companies in large Asian markets such as China and India. Asset prices in China in the first half of 2007, for example, had been reaching bubble-like levels — prices that, as value managers, we were unwilling to pay.

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

2008 Annual report • Delaware Pooled Trust

With its decline of 65% during the fiscal year, China’s market was by fiscal year end beginning to offer select value for long-term investors, in our opinion, notwithstanding near-term growth challenges. Applying our dividend discount model, we were seeing far more upside in many companies in China than we did a year ago. In recent months, we took advantage of opportunities as the market delivered them, moving away from positions in markets such as Malaysia and Taiwan to do so. Whereas we had previously been positioned with an underweight allocation as high as 10% to China, we were about 3% overweight by the period’s end.

Looking at emerging markets at fiscal year end, we continued to be quite cautious for the short term in this highly volatile and challenging global economic environment. Emerging markets were still heavily dependent on developed markets relative to trade and capital. For long-term investors, we continued to stress the long-term prospects for structural growth in these markets. They included expectations for more productivity and gross domestic product growth from what were often still very low per-capita levels. Many asset prices and valuations appeared quite appealing, and we were positioning the Portfolio to take advantage of opportunities that may arise. As we believed that anticipated forced selling by hedge funds could occur, and that other investors might make quick exits at any price, we anticipated potential opportunities to buy into blue-chip emerging markets companies that have, in our opinion, sound balance sheets.

2008 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Emerging Markets Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Portfolios that invest primarily in stocks will be affected primarily by changes in stock prices.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Portfolio. Portfolios that invest in bonds may lose their value as interest rates rise, and an investor may lose principal.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2008	1 year	3 years	5 years	10 years	Lifetime
	-48.23%	-0.92%	+11.65%	+13.48%	+6.67%

Portfolio profile
Oct. 31, 2008

Total net assets
$469.4 million

Number of holdings
76

Inception date
April 16, 1997

	Starting value (Oct. 31, 1998)	Ending value (Oct. 31, 2008)
The Emerging Markets Portfolio	$1,000,000	$3,541,115
MSCI Emerging Markets Index (gross)	$1,000,000	$2,606,863
MSCI Emerging Markets Index (net)	$1,000,000	$2,539,247

2008 Annual report • Delaware Pooled Trust

The chart assumes $1 million invested on Oct. 31, 1998, and includes reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 1.28%. Management has contracted to reimburse expenses and/or waive its management fees from March 1, 2008, until such time as the waiver is discontinued in order to prevent total annual Portfolio operating expenses from exceeding in an aggregate amount, 1.55% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

The purchase reimbursement fee (0.55%) and redemption reimbursement fee (0.55%) are paid to the Portfolio. The fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. In lieu of the reimbursement fees, investors in The Emerging Markets Portfolio may be permitted to utilize alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees. Reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the “Growth of $1,000,000” chart.

The MSCI Emerging Markets Index, sometimes also referred to as the MSCI Emerging Markets Free Index, measures equity market performance across emerging market countries world-wide. Index “gross” return reflects the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. An index is unmanaged and does not reflect the costs of operating a mutual Portfolio, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards.

Investing in emerging markets can be riskier than investing in well-established foreign markets.

If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities.

The Portfolio may be affected by economic conditions which may hinder an issuer’s ability to make interest and principal payments on its debt.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Portfolio is presently closed to new investors.

2008 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Global Real Estate Securities Portfolio

Oct. 31, 2008

The fiscal year ended Oct. 31, 2008, for Delaware Pooled Trust — The Global Real Estate Securities Portfolio. This year was marked by a series of events and changes that escalated financial worries to a new level.

As home values had risen in recent years, mortgage lenders had made more loans to borrowers with lower credit ratings. To take these risky subprime loans off their balance sheets, lenders sold pools of mortgages to global financial institutions. In turn, these institutions restructured the loans into trillions of dollars worth of collateralized debt obligations (CDOs) — in this case, securities backed by the homeowners’ mortgage payments.

Subsequently, the institutions sold the CDOs to other institutional and individual investors world-wide. As long as home prices were rising, the CDOs were extraordinarily profitable. But when the residential housing market began dropping, the value of these derivative securities started to fall as well. Some financial institutions suffered enormous losses as a result.

Credit, already tight, became even more difficult to obtain. As the credit crunch worsened, first in the United States and then around the globe, many lenders were forced to all but freeze access to needed investment capital. This was a particular problem for many real estate investment trusts (REITs), which depend on regular financing to fund their operations. As financing became scarce and more expensive, most property companies saw their stock prices fall sharply.

Strains on credit and liquidity brought Lehman Brothers into bankruptcy, with parts of the company purchased by various companies. Fannie Mae and Freddie Mac were converted from independent entities to a conservatorship run by the Federal Housing Finance Agency. The Chicago Board Options Exchange (CBOE) Volatility Index, often seen as a gauge of investors’ levels of anxiety, reached its highest point since the index inception in 1993. On Sept. 29, the Dow Jones Industrial Average experienced the steepest single-day point decline in its history after Congress failed to reach an agreement designed to recapitalize U.S. banks and financial institutions. That same day, the S&P 500 Index, which is generally representative of the broad stock market, plummeted by 8.6%.

Within days, the federal government approved a $700 billion financial bailout plan designed to stabilize the U.S. financial system. It also announced a series of dramatic steps, including plans to purchase preferred equity shares of the nation’s largest banks. Despite these steps, for most of October 2008, credit markets remained largely frozen, and global stock markets continued to decline sharply. In the fiscal period’s final week, the Dow nearly touched 8,000 — a level not seen since 2008 — before closing out the month on a more encouraging note with several strong days of performance.

For the year ended Oct. 31, 2008, The Global Real Estate Securities Portfolio returned -48.74% (for Original Class shares), and the FTSE EPRA/NAREIT Global Real Estate Index, the Fund’s benchmark, returned -51.21% during the same time frame. For performance information, see the chart on page 68.

By far, the biggest factor behind our favorable relative performance was the Portfolio’s average cash weighting of more than 4%. We had begun adding to our cash holdings in mid-2007 because we anticipated more-challenging market conditions. This defensive positioning proved to be helpful as the period progressed because those conditions became even more challenging, and global property markets lost sizeable value.

Favorable stock selection in both the United Kingdom and Australia made contributions to our relative performance. In the U.K., for example, we benefited from owning some larger stocks, which generally held up to market volatility better than their smaller counterparts. Portfolio holdings such as Land Securities Group and Hammerson both declined significantly but aided relative performance for the fiscal year.

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

2008 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Global Real Estate Securities Portfolio

Similarly, in Australia, returns for mall company Westfield Group were significantly negative, but the stock performance was almost the same as the overall benchmark index, due in large part to a strong portfolio of properties, relatively long leases, and a solid balance sheet. Not all of our Australian investments fared as well during the fiscal year, however, with positions in Goodman Group, GPT Group, and Valad Property Group all hampering results. The market became increasingly concerned about these companies’ high debt levels, which weighed on performance as the cost of financing rose. We maintained our position in Goodman but sold the Portfolio’s holdings in GPT and Valad at period end.

Our significant underweighting in the U.S. market versus the index was a notable negative. However, we did benefit somewhat from relatively strong stock selection in this market. Two solid-performing U.S. investments compared to other holdings were, for example, Health Care REIT, which had positive returns. HCP (formerly Health Care Property Investors) had negative but better return percentages than most holdings in the Portfolio. Both are healthcare property companies that benefited from their relatively defensive nature. These companies have tended to be less affected by a weakening economy, thanks in part to their long lease terms and relatively stable cash flows.

Contributing to our ability to outpace the benchmark despite negative performance were two positions in specialty U.S. real estate companies: Alexandria Real Estate Equities, an owner and operator of laboratory space for biotechnology and pharmaceutical companies, and Digital Realty Trust, which maintains data storage sites. Holdings in retailer Simon Property Group performed better than other positions in the Portfolio as well as the benchmark index, although they were negative overall.

Elsewhere, our small position in Open Investments, a Russian developer of vacation homes outside Moscow, was helpful because of its strong, positive performance. The company benefited from its good financial position and solid growth rates. We sold our stake in Open Investments at what was, in hindsight, an opportune time — prior to a downturn in Russia’s property market.

In contrast, several emerging markets were significant sources of underperformance. Some of our worst performers were in Malaysia, where growing economic and political worries weighed on stocks, including diversified property company Sunway City and residential developer Bandar Raya Developments. We reduced our holdings in Bandar Raya and sold our position in Sunway City.

Another struggling emerging market was Brazil, where interest rates rose and prices fell for commodities, which are a driving force behind growing Brazilian wealth. We owned shares of the country’s leading mall developer, BR Malls Participacoes. This stock declined because of concern about the country’s economy and retail sector. We decided to retain BR Malls in lesser amounts because of Brazil’s rising middle class and our belief that the country is underserved by retailers.

Holdings in Hong Kong detracted from performance. Both New World China Land and New World Development were notable underperformers hampered by exposure to the slowing Chinese property market. We sold our positions in both of these names during the period, after losing confidence in the companies’ near-term performance prospects.

We select property stocks through a “bottom up” security selection approach. In other words, we evaluate potential investments one by one, analyzing factors such as the company’s growth prospects, relative valuations, and balance sheet strength. We also look very closely at company management teams to determine whether we believe they can generate long-term value for shareholders. Our investment approach includes a “top down” overlay as well, meaning that we pay close attention to the overall political, regulatory, and economic environment in which global real estate companies operate.

2008 Annual report • Delaware Pooled Trust

Given the challenging economic backdrop of the past fiscal year, we sought to minimize risk in the Portfolio. This focus on fundamentals informed our investment decision making this past year. For instance, we emphasized relatively liquid companies with strong balance sheets, operating in countries where companies provide relatively standard and timely financial information. We also preferred companies that had what we believed to be strong management teams successfully executing business plans amid the market’s current challenges. This focus led us increasingly toward developed market companies, with a particular emphasis on the United States. We moved away from emerging markets, which we believed posed greater risks.

Seeing tremendous market uncertainty, especially late in the period, we found opportunities to invest in high-quality REITs trading at what we believed were unusually attractive prices. We also maintained a higher-than-normal cash balance in the Portfolio. In our view, this was a prudent step in light of the weaker economy and volatility in the global real estate market.

At period end, we were positioned for what we anticipated would be a continued difficult environment for REIT investors. In our opinion, the credit crisis had led to a significant economic slowdown, and the potential for a global recession had increased. Accordingly, we stayed with the stocks we felt had the strongest balance sheets and the longest record of producing stable cash flows. This translated into a greater emphasis on companies with long-term contractual leases and those that derived more of their income from leasing activity, which we believe tends to be more stable than development activity.

2008 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Global Real Estate Securities Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Portfolios that invest primarily in stocks will be affected primarily by changes in stock prices.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2008	1 year	Lifetime
Original Class	-48.74%	-28.38%
Class P	-48.88%	-28.58%

Portfolio profile
Oct. 31, 2008

Total net assets
$88.0 million

Number of holdings
71

Inception date
Jan. 10, 2007

Growth of $1,000,000

	Starting value (Jan. 10, 2007)	Ending value (Oct. 31, 2008)
The Global Real Estate Securities Portfolio (Original Class)	$1,000,000	$546,797
FTSE EPRA/NAREIT Global Real Estate Index	$1,000,000	$523,548

2008 Annual report • Delaware Pooled Trust

The chart assumes $1 million invested on Jan. 10, 2007, and includes reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 1.10%. Management has contracted to waive all or a portion of its management fees from March 1, 2008, through Feb. 28, 2009, in order to prevent total annual Portfolio operating expenses from exceeding, in an aggregate amount, 1.06% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The FTSE EPRA/NAREIT Global Real Estate Index tracks the performance of listed real estate companies and real estate investment trusts (REITs) world-wide.

The S&P 500 Index, mentioned on page 65, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The Chicago Board Options Exchange (CBOE) Volatility Index, mentioned on page 65, is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

The Dow Jones Industrial Average, mentioned on page 65, is an often-quoted market indicator that comprises 30 widely held blue-chip stocks.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

Portfolios that invest in REITs are subject to many of the risks associated with direct real estate ownership and, as such, may be adversely affected by declines in real estate values and general and local economic conditions.

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards.

If and when we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

The Portfolio is considered “non-diversified” as defined in the 1940 Act, which means that it may allocate more of its net assets to investments in single securities than a “diversified” portfolio. Thus, adverse effects on any single investment may affect a larger portion of overall assets and subject the Portfolio to greater risks and volatility.

2008 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Global Fixed Income Portfolio

Oct. 31, 2008

Delaware Pooled Trust — The Global Fixed Income Portfolio returned +3.81% with all distributions reinvested for the fiscal year ended Oct. 31, 2008. The Portfolio benchmark, the Citigroup® World Government Bond Index, returned +2.08%. Both returns are expressed in U.S. dollars.

In this tumultuous year for global financial markets, investors have been hard pressed to find a source of positive returns. Even fixed income funds, particularly those with significant exposure to U.S. agency securities, generally declined. In this environment, some global government bonds have delivered a relative advantage for investors despite the marked rise in the U.S. dollar since June, which has dented overseas returns for dollar-based investors. In local currency terms the index was up by 4.8%. In U.S. dollars, it rose by just 3% as currency returns were negative. We have been significantly underweight in U.S. bonds throughout the period.

Over the 12-month fiscal period, the Portfolio was overweight in the Japanese bond market. This exposure contributed to performance, as the yen rose by nearly 17% over the period. Most other currencies have slipped versus the U.S. dollar during this time. The Portfolio did not suffer as much as our benchmark because we had hedged U.K. sterling and euro currency exposure, in an attempt to preserve the Portfolio from potential declines in those currencies. These hedges were placed when the pound and euro were trading at the strong end of their recent history and have proved worthwhile as these currencies subsequently fell sharply.

Another successful defensive positioning of the Portfolio has been our zero weighting in some of the worst-performing markets. These include Australia, which fell by more than 19% over the period, and Canada, which declined more than 16%. Both declines were driven by currency weakness. A notable feature of the period was the extent to which high-yielding and commodity currencies, such as the Australian and Canadian dollars, underperformed low yielding currencies such as the yen and, more recently, the U.S. dollar.

A negative for the Portfolio’s performance over the period was our exposure to the Mexican bond market. This market fell sharply in October as the peso fell, and the 12-month total return for Mexican government bonds moved into negative territory, falling 12% in U.S. dollars.

In determining Portfolio weightings, we focus on the relative prospective real yield, or PRY, a measure of a market’s 10-year bond yield, adjusted by our assessment of inflation for the next two years. Over any given year, movements in global bond markets and currencies may result in accumulated value in areas of the global bond universe, which our approach of investing in high-PRY markets seeks to exploit.

Japan presents an interesting example. As Japanese gross domestic product fell 0.6% in the second quarter, not only did the Bank of Japan leave interest rates unchanged, but also it revised its economic outlook statement from “slowing further” in July to “sluggish” in August. Against this backdrop, the yen, unlike other major currencies, remained relatively stable against the U.S. dollar. Our analysis indicated that the yen was the one major currency that was undervalued. As a result, we have held an overweight position in Japanese government bonds throughout the fiscal period.

In October, we pared back our exposure as the yen rose, and we still have further to move, as this market’s PRY is now looking less attractive. Our allocation to the U.K. increased during the period, as this market’s PRY has gained in appeal against the U.K. backdrop of slowing economic growth and declining inflation. We remained overweight in Mexican government bonds. In our view, they are likely to benefit from this economy’s strong fundamentals, which are low inflation and a highly undervalued currency. Finally, we have begun to initiate a modest exposure to corporate bonds as yields on these securities have increased to levels that make them, in our opinion, an attractive alternative to their government counterparts.

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

2008 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Global Fixed Income Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Portfolio. Portfolios that invest in bonds may lose their value as interest rates rise, and an investor may lose principal.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2008	1 year	3 years	5 years	10 years	Lifetime
	+3.81%	+6.04%	+5.87%	+6.42%	+8.03%

Portfolio profile
Oct. 31, 2008

Total net assets
$171.2 million

Number of holdings
51

Inception date
Nov. 30, 1992

Growth of $1,000,000

	Starting value (Oct. 31, 1998)	Ending value (Oct. 31, 2008)
The Global Fixed Income Portfolio	$1,000,000	$1,863,544
Citigroup World Government Bond Index	$1,000,000	$1,606,114

2008 Annual report • Delaware Pooled Trust

The chart assumes $1 million invested on Oct. 31, 1998, and includes reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 0.62%. Management has volunteered to waive all or a portion of its management fees from March 1, 2008, until such time as the waiver is discontinued in order to prevent total annual Portfolio operating expenses from exceeding 0.60% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Citigroup World Government Bond Index is a market capitalization–weighted benchmark that tracks the performance of 23 world government bond markets. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards. To the extent the Portfolio invests in emerging markets, it may be subject to heightened risks related to the same factors as well as increased volatility and lower trading volume.

If and when we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

The Portfolio is considered “non-diversified” as defined in the 1940 Act, which means that it may allocate more of its net assets to investments in single securities than a “diversified” portfolio. Thus, adverse effects on any single investment may affect a larger portion of overall assets and subject the Portfolio to greater risks and volatility.

The Portfolio is presently closed to new investors.

Portfolio investments are subject to the risk that portfolio holdings, particularly longer-maturity bonds, will decrease in value if interest rates rise.

2008 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The International Fixed Income Portfolio

Oct. 31, 2008

For the fiscal year ended Oct. 31, 2008, Delaware Pooled Trust — The International Fixed Income Portfolio returned +4.04% with all distributions reinvested. Its benchmark, the Citigroup® Non-U.S. World Government Bond Index, rose 0.65%. Both returns are expressed in U.S. dollars.

In a tumultuous year for financial markets, investors have been hard pressed to find a source of positive returns. Even fixed income funds, particularly those with significant exposure to U.S. agency securities, generally declined. In this environment, the performance of some international government bonds was notable because they have delivered a relative haven for investors despite the marked rise in the U.S. dollar since June, which has dented overseas returns for dollar-based investors. In local currency terms the index was up by 4.1%. In U.S. dollars, it rose by just 2% as currency returns were negative.

Over the 12-month fiscal period, the Portfolio held an overweight position in the Japanese bond market. This exposure contributed to performance as the yen rose by nearly 17% during the period. Although most other currencies have slipped versus the U.S. dollar during this time frame, the Portfolio did not suffer as much as the benchmark because of our defensive currency hedges on the euro. These hedges were placed when the euro was trading at the strong end of its recent history, and they have proved worthwhile as this currency subsequently fell sharply.

Another successful defensive positioning of the Portfolio has been our zero weighting to some of the worst-performing markets. These include Australia, which fell by more than 19% over the period, and Canada, which declined more than 16%. Both declines were driven by currency weakness. A notable feature of the period was the extent to which high yielding and commodity currencies underperformed low yielding currencies, such as the yen and, more recently, the U.S. dollar.

A negative for the Portfolio’s performance over the period was our overweight exposure to the Mexican bond market. This market fell sharply in October as the peso fell, and the 12-month total return for Mexican government bonds moved into negative territory, falling 12% in U.S. dollars.

In determining Portfolio weightings, we focus on the relative prospective real yield, or PRY, a measure of a market’s 10-year bond yield, adjusted by our assessment of inflation for the next two years. Over any given year, movements in global bond markets and currencies may result in accumulated value in areas of the global bond universe, which our approach of investing in high PRY markets seeks to exploit.

Japan presents an interesting example. As Japanese gross domestic product fell 0.6% in the second quarter, not only did the Bank of Japan leave interest rates unchanged, but also it revised its economic outlook statement from “slowing further” in July to “sluggish” in August. Against this backdrop, the yen, unlike other major currencies, remained relatively stable against the U.S. dollar. Our analysis indicated that the yen was the one major currency that was undervalued. As a result, we have held an overweighted position in Japanese government bonds throughout the fiscal period.

However, we have recently pared back our exposure as the yen rose, and we still plan to move further to decrease our exposure, as this market’s PRY is now looking less attractive. Our allocation to the currency of the United Kingdom has increased, as this market’s PRY has gained in appeal against the U.K. backdrop of slowing economic growth and declining inflation. We remain overweight in Mexican government bonds. They are likely, in our view, to benefit from the economy’s strong fundamentals, which are low inflation and a highly undervalued currency. Finally, we have begun to take on a modest exposure to corporate bonds as yields on these securities have increased to levels that, in our opinion, make them an attractive alternative to their government counterparts.

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

2008 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The International Fixed Income Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Portfolio. Portfolios that invest in bonds may lose their value as interest rates rise, and an investor may lose principal.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2008	1 year	3 years	5 years	10 years	Lifetime
	+4.04%	+5.79%	+5.57%	+5.69%	+6.06%

Portfolio profile
Oct. 31, 2008

Total net assets
$29.8 million

Number of holdings
47

Inception date
April 11, 1997

Growth of $1,000,000

	Starting value (Oct. 31, 1998)	Ending value (Oct. 31, 2008)
The International Fixed Income Portfolio	$1,000,000	$1,739,407
Citigroup Non-U.S. World Government Bond Index	$1,000,000	$1,553,528

2008 Annual report • Delaware Pooled Trust

The chart assumes $1 million invested on Oct. 31, 1998, and includes reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio's total operating expenses for shares as 0.71%. Management has volunteered to waive all or a portion of its management fees from March 1, 2008, until such time as the waiver is discontinued in order to prevent total annual Portfolio operating expenses from exceeding 0.60% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

The Citigroup Non-U.S. World Government Bond Index is a market capitalization–weighted benchmark that tracks the performance of 22 world government bond markets. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards. To the extent the Portfolio invests in emerging markets it may be subject to heightened risks related to the same factors as well as increased volatility and lower trading volume.

The Portfolio will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Portfolio may be forced to redeploy its assets in lower yielding securities.

Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives may also involve additional expenses.

The Portfolio may be affected by economic conditions that may hinder a company’s ability to make interest and principal payments on its debt.

This Portfolio will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions, or poor performance from specific industries or bond issuers.

The Portfolio is considered “non-diversified” as defined in the 1940 Act, which means that it may allocate more of its net assets to investments in single securities than a “diversified” portfolio. Thus, adverse effects on any single investment may affect a larger portion of overall assets and subject the Portfolio to greater risks and volatility.

If and when we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

Portfolio investments are subject to the risk that portfolio holdings, particularly longer-maturity bonds, will decrease in value if interest rates rise.

The Portfolio is presently closed to new investors.

2008 Annual report • Delaware Pooled Trust

Disclosure of Portfolio expenses

For the period May 1, 2008 to October 31, 2008

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including reimbursement fees on The Emerging Markets Portfolio; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees on Class P shares of The Global Real Estate Securities Portfolio and other Portfolio expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return”, provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Portfolios’ actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

In each case, “Expenses Paid During Period” are equal to a Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Delaware Pooled Trust
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	5/1/08 to
	5/1/08	10/31/08	Ratios	10/31/08
Actual Portfolio Return
The Large-Cap
Value Equity
Portfolio	$1,000.00	$701.80	0.68%	$2.91
The Select 20
Portfolio	1,000.00	650.60	0.89%	3.69
The Large-Cap
Growth Equity
Portfolio	1,000.00	667.70	0.65%	2.72
The Mid-Cap
Growth Equity
Portfolio	1,000.00	694.10	0.95%	4.05
The Small-Cap
Growth Equity
Portfolio	1,000.00	672.50	0.90%	3.78
The Focus Smid-Cap
Growth Equity
Portfolio	1,000.00	736.10	0.92%	4.01
The Smid-Cap
Growth Equity
Portfolio	1,000.00	704.90	0.92%	3.94
The Real Estate
Investment Trust
Portfolio II	1,000.00	671.40	0.86%	3.61
The Intermediate
Fixed Income
Portfolio	1,000.00	954.30	0.43%	2.11
The Core Focus
Fixed Income
Portfolio	1,000.00	940.20	0.43%	2.10
The High-Yield
Bond Portfolio	1,000.00	752.40	0.59%	2.60
The Core Plus
Fixed Income
Portfolio	1,000.00	926.30	0.43%	2.08
The International
Equity Portfolio	1,000.00	656.30	0.86%	3.58

2008 Annual report • Delaware Pooled Trust

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	5/1/08 to
	5/1/08	10/31/08	Ratios	10/31/08
Actual Portfolio Return (continued)
The Labor Select
International Equity
Portfolio	$1,000.00	$658.70	0.87%	$3.63
The Emerging
Markets Portfolio	1,000.00	535.30	1.13%	4.36
The Global Real Estate
Securities Portfolio
Original Class	1,000.00	595.70	1.08%	4.33
The Global Real Estate
Securities Portfolio
Class P	1,000.00	594.40	1.33%	5.33
The Global Fixed
Income Portfolio	1,000.00	951.30	0.60%	2.94
The International
Fixed Income
Portfolio	1,000.00	946.00	0.60%	2.93
Hypothetical 5% Return (5% return before expenses)
The Large-Cap
Value Equity
Portfolio	$1,000.00	$1,021.72	0.68%	$3.46
The Select 20
Portfolio	1,000.00	1,020.66	0.89%	4.52
The Large-Cap
Growth Equity
Portfolio	1,000.00	1,021.87	0.65%	3.30
The Mid-Cap
Growth Equity
Portfolio	1,000.00	1,020.36	0.95%	4.82
The Small-Cap
Growth Equity
Portfolio	1,000.00	1,020.61	0.90%	4.57
The Focus Smid-Cap
Growth Equity
Portfolio	1,000.00	1,020.51	0.92%	4.67
The Smid-Cap
Growth Equity
Portfolio	1,000.00	1,020.51	0.92%	4.67
The Real Estate
Investment Trust
Portfolio II	1,000.00	1,020.81	0.86%	4.37
The Intermediate
Fixed Income
Portfolio	1,000.00	1,022.97	0.43%	2.19
The Core Focus
Fixed Income
Portfolio	1,000.00	1,022.97	0.43%	2.19
The High-Yield
Bond Portfolio	1,000.00	1,022.17	0.59%	3.00
The Core Plus
Fixed Income
Portfolio	1,000.00	1,022.97	0.43%	2.19
The International
Equity Portfolio	1,000.00	1,020.81	0.86%	4.37
The Labor Select
International
Equity Portfolio	1,000.00	1,020.76	0.87%	4.42
The Emerging
Markets Portfolio	1,000.00	1,019.46	1.13%	5.74
The Global Real Estate
Securities Portfolio
Original Class	1,000.00	1,019.71	1.08%	5.48
The Global Real Estate
Securities Portfolio
Class P	1,000.00	1,018.45	1.33%	6.75
The Global Fixed
Income Portfolio	1,000.00	1,022.12	0.60%	3.05
The International
Fixed Income
Portfolio	1,000.00	1,022.12	0.60%	3.05

2008 Annual report • Delaware Pooled Trust

Sector allocations and top 10 holdings

Delaware Pooled® Trust

As of October 31, 2008

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one Portfolio being different than another Portfolio’s sector designations.

The Large-Cap Value Equity Portfolio
Percentage
Sector	of Net Assets
Common Stock	96.40%
Consumer Discretionary	8.31%
Consumer Staples	20.47%
Energy	8.85%
Financials	6.15%
Health Care	21.43%
Industrials	6.12%
Information Technology	11.47%
Materials	2.95%
Telecommunication Services	7.01%
Utilities	3.64%
Repurchase Agreements	2.51%
Total Value of Securities	98.91%
Obligation to Return Securities Lending Collateral	(0.01%)
Receivables and Other Assets Net of Liabilities	1.10%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings
Bristol-Myers Squibb	3.91%
Pfizer	3.80%
Travelers	3.74%
Kraft Foods Class A	3.73%
Waste Management	3.65%
Archer-Daniels-Midland	3.64%
Progress Energy	3.64%
Johnson & Johnson	3.55%
Merck	3.55%
Quest Diagnostics	3.54%

The Select 20 Portfolio
Percentage
Sector	of Net Assets
Common Stock²	94.57%
Business Services	8.46%
Consumer Non-Durables	9.84%
Consumer Services	14.16%
Financials	11.88%
Health Care	15.68%
Technology	34.55%
Repurchase Agreement	5.57%
Securities Lending Collateral	5.22%
Total Value of Securities	105.36%
Obligation to Return Securities Lending Collateral	(5.53%)
Receivables and Other Assets Net of Liabilities	0.17%
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings
IntercontinentalExchange	6.61%
Genentech	5.76%
VeriSign	5.70%
NetFlix	5.52%
QUALCOMM	5.46%
Allergan	5.35%
optionsXpress Holdings	5.27%
Weight Watchers International	5.15%
MasterCard Class A	5.13%
Heartland Payment Systems	4.77%

2008 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust

As of October 31, 2008

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one Portfolio being different than another Portfolio’s sector designations.

The Large-Cap Growth Equity Portfolio

Percentage
Sector	of Net Assets
Common Stock²	98.73%
Basic Industry/Capital Goods	3.20%
Business Services	18.39%
Consumer Non-Durables	10.53%
Consumer Services	6.66%
Energy	3.43%
Financials	11.64%
Health Care	13.24%
Technology	31.64%
Repurchase Agreement	1.27%
Securities Lending Collateral	5.32%
Total Value of Securities	105.32%
Obligation to Return Securities Lending Collateral	(5.54%)
Receivables and Other Assets Net of Liabilities	0.22%
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings
Genentech	6.19%
QUALCOMM	6.13%
Google Class A	5.34%
IntercontinentalExchange	5.22%
MasterCard Class A	4.86%
Apple	4.84%
Visa Class A	4.46%
CME Group	4.33%
Procter & Gamble	4.24%
Intuit	4.13%

The Mid-Cap Growth Equity Portfolio

Percentage
Sector	of Net Assets
Common Stock	93.07%
Basic Industry/Capital Goods	9.84%
Business Services	5.14%
Consumer Durables	1.30%
Consumer Non-Durables	13.65%
Consumer Services	3.20%
Energy	8.56%
Financials	5.85%
Health Care	23.68%
Technology	19.23%
Transportation	2.62%
Repurchase Agreement	5.49%
Securities Lending Collateral	3.35%
Total Value of Securities	101.91%
Obligation to Return Securities Lending Collateral	(3.55%)
Receivables and Other Assets Net of Liabilities	1.64%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings
Biogen Idec	3.39%
Flowers Foods	3.18%
Abraxis BioScience	3.16%
Urban Outfitters	3.13%
Sybase	3.10%
F5 Networks	2.97%
Dollar Tree	2.80%
Hunt (J.B.) Transport Services	2.62%
Microsemi	2.60%
Citrix Systems	2.53%

2008 Annual report • Delaware Pooled Trust

Sector allocations and top 10 holdings

Delaware Pooled® Trust

As of October 31, 2008

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one Portfolio being different than another Portfolio’s sector designations.

The Small-Cap Growth Equity Portfolio

Percentage
Sector	of Net Assets
Common Stock²	92.97%
Basic Industry/Capital Goods	11.27%
Business Services	6.72%
Consumer Durables	0.54%
Consumer Non-Durables	6.58%
Consumer Services	3.75%
Energy	7.44%
Financials	3.41%
Health Care	27.07%
Technology	22.23%
Transportation	3.96%
Repurchase Agreement	7.51%
Securities Lending Collateral	6.83%
Total Value of Securities	107.31%
Obligation to Return Securities Lending Collateral	(7.11%)
Liabilities Net of Receivables and Other Assets	(0.20%)
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings
United Therapeutics	4.15%
Medarex	3.36%
Abraxis BioScience	3.27%
F5 Networks	3.04%
Sepracor	2.67%
Hunt (J.B.) Transport Services	2.61%
Data Domain	2.54%
OSI Pharmaceuticals	2.51%
Microsemi	2.51%
Cavium Networks	2.21%

The Focus Smid-Cap Growth Equity Portfolio
Percentage
Sector	of Net Assets
Common Stock	100.00%
Basic Industry/Capital Goods	4.42%
Business Services	16.22%
Consumer Durables	2.81%
Consumer Non-Durables	19.53%
Consumer Services	7.13%
Energy	3.00%
Financials	12.32%
Health Care	8.24%
Technology	21.04%
Transportation	5.29%
Repurchase Agreement	1.51%
Securities Lending Collateral	18.40%
Total Value of Securities	119.91%
Obligation to Return Securities Lending Collateral	(19.17%)
Liabilities Net of Receivables and Other Assets	(0.74%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings
NetFlix	5.52%
optionsXpress Holdings	5.36%
Expeditors International Washington	5.31%
C.H. Robinson Worldwide	5.29%
Techne	5.29%
Weight Watchers International	5.16%
VeriSign	4.92%
Fastenal	4.77%
Graco	4.42%
IntercontinentalExchange	4.37%

2008 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust

As of October 31, 2008

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one Portfolio being different than another Portfolio’s sector designations.

The Smid-Cap Growth Equity Portfolio

Percentage
Sector	of Net Assets
Common Stock²	98.16%
Basic Industry/Capital Goods	10.83%
Business Services	7.80%
Consumer Durables	1.29%
Consumer Non-Durables	9.06%
Consumer Services	3.63%
Energy	6.57%
Financials	5.53%
Health Care	26.56%
Technology	22.45%
Transportation	4.44%
Repurchase Agreement	3.26%
Securities Lending Collateral	14.46%
Total Value of Securities	115.88%
Obligation to Return Securities Lending Collateral	(14.99%)
Liabilities Net of Receivables and Other Assets	(0.89%)
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings
United Therapeutics	4.13%
Abraxis BioScience	3.37%
Medarex	3.29%
Urban Outfitters	2.96%
F5 Networks	2.94%
Data Domain	2.73%
OSI Pharmaceuticals	2.47%
Microsemi	2.44%
Hunt (J.B.) Transport Services	2.36%
Sepracor	2.29%

The Real Investment Trust Portfolio II
Percentage
Sector	of Net Assets
Common Stock	91.77%
Diversified REITs	5.94%
Health Care REITs	13.84%
Hotel REITs	3.85%
Industrial REITs	2.29%
Mall REITs	11.72%
Manufactured Housing REITs	1.65%
Multifamily REITs	13.47%
Office REITs	13.83%
Office/Industrial REITs	3.87%
Real Estate Operating Companies	0.64%
Self-Storage REITs	5.64%
Shopping Center REITs	10.98%
Specialty REITs	4.05%
Repurchase Agreement	6.94%
Securities Lending Collateral	14.20%
Total Value of Securities	112.91%
Obligation to Return Securities Lending Collateral	(14.68%)
Receivables and Other Assets Net of Liabilities	1.77%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings
Simon Property Group	9.24%
Vornado Realty Trust	5.94%
Public Storage	5.64%
Equity Residential	5.49%
Boston Properties	4.64%
HCP	4.26%
Host Hotels & Resorts	3.41%
Health Care REIT	3.25%
Federal Realty Investment Trust	3.21%
Kimco Realty	3.17%

2008 Annual report • Delaware Pooled Trust

Sector allocations and credit quality breakdowns

Delaware Pooled® Trust — The Intermediate Fixed Income Portfolio

As of October 31, 2008

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications which may result in the sector designations for one Portfolio being different than another Portfolio’s sector designations.

Percentage
Sector	of Net Assets
Agency Asset-Backed Securities	0.56%
Agency Collateralized Mortgage Obligations	3.31%
Agency Mortgage-Backed Securities	5.18%
Agency Obligations	28.15%
Commercial Mortgage-Backed Securities	2.61%
Corporate Bonds	40.68%
Banking	6.49%
Basic Industry	1.38%
Brokerage	4.42%
Capital Goods	0.82%
Communications	7.08%
Consumer Cyclical	1.38%
Consumer Non-Cyclical	6.46%
Electric	2.86%
Energy	3.02%
Finance Companies	1.65%
Insurance	3.11%
Natural Gas	0.79%
Real Estate	0.16%
Technology	0.83%
Transportation	0.23%
Foreign Agencies	0.39%
Municipal Bonds	1.74%
Non-Agency Asset-Backed Securities	3.53%
Non-Agency Collateralized Mortgage Obligations	3.16%
U.S. Treasury Obligations	10.63%
Preferred Stock	0.73%
Securities Lending Collateral	14.26%
Total Value of Securities	114.93%
Obligation to Return Securities Lending Collateral	(14.84%)
Liabilities Net of Receivables and Other Assets	(0.09%)
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	56.52%
AA	12.53%
A	18.07%
BBB	12.88%
Total	100.00%

2008 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio

As of October 31, 2008

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one Portfolio being different than another Portfolio’s sector designations.

Percentage
Sector	of Net Assets
Agency Asset-Backed Security	0.07%
Agency Collateralized Mortgage Obligations	4.49%
Agency Mortgage-Backed Securities	35.22%
Agency Obligations	11.59%
Commercial Mortgage-Backed Securities	5.00%
Corporate Bonds	24.60%
Banking	3.38%
Basic Industry	0.88%
Brokerage	2.36%
Capital Goods	0.29%
Communications	4.31%
Consumer Cyclical	1.04%
Consumer Non-Cyclical	3.93%
Electric	1.70%
Energy	1.97%
Finance Companies	1.46%
Insurance	1.69%
Natural Gas	0.35%
Real Estate	0.16%
Technology	1.08%
Foreign Agency	0.18%
Municipal Bonds	1.26%
Non-Agency Asset-Backed Securities	6.67%
Non-Agency Collateralized Mortgage Obligations	8.61%
Preferred Stock	0.51%
U.S. Treasury Obligations	1.43%
Repurchase Agreement	0.02%
Securities Lending Collateral	8.86%
Total Value of Securities	108.51%
Obligation to Return Securities Lending Collateral	(9.22%)
Receivables and Other Assets Net of Liabilities	0.71%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	72.09%
AA	6.53%
A	12.03%
BBB	8.94%
B	0.41%
Total	100.00%

2008 Annual report • Delaware Pooled Trust

Sector allocations and credit quality breakdowns

Delaware Pooled® Trust — The High-Yield Bond Portfolio

As of October 31, 2008

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one Portfolio being different than another Portfolio’s sector designations.

Percentage
Sector	of Net Assets
Convertible Bonds	0.28%
Corporate Bonds	92.68%
Basic Industry	10.49%
Brokerage	0.36%
Capital Goods	7.08%
Consumer Cyclical	9.43%
Consumer Non-Cyclical	5.59%
Energy	14.94%
Finance & Investments	0.83%
Media	6.34%
Real Estate	0.60%
Services Cyclical	8.99%
Services Non-Cyclical	6.29%
Technology & Electronics	2.48%
Telecommunications	14.31%
Utilities	4.95%
Senior Secured Loans	2.48%
Common Stock	0.05%
Preferred Stock	0.01%
Warrants	0.00%
Repurchase Agreement	7.18%
Securities Lending Collateral	7.68%
Total Value of Securities	110.36%
Obligation to Return Securities Lending Collateral	(8.03%)
Liabilities Net of Receivables and Other Assets	(2.33%)
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	4.67%
A	0.19%
BBB	5.63%
BB	35.41%
B	45.38%
CCC	8.61%
Not Rated	0.11%
Total	100.00%

2008 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

As of October 31, 2008

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one Portfolio being different than another Portfolio’s sector designations.

Percentage
Sector	of Net Assets
Agency Asset-Backed Securities	0.14%
Agency Collateralized Mortgage Obligations	6.56%
Agency Mortgage-Backed Securities	31.04%
Agency Obligations	7.60%
Commercial Mortgage-Backed Securities	5.19%
Corporate Bonds	25.03%
Banking	3.95%
Basic Industries	1.37%
Brokerage	1.54%
Capital Goods	0.36%
Communications	4.42%
Consumer Cyclical	1.29%
Consumer Non-Cyclical	3.81%
Electric	1.98%
Energy	2.54%
Finance Companies	0.70%
Insurance	1.86%
Natural Gas	0.24%
Real Estate	0.35%
Technology	0.46%
Transportation	0.16%
Foreign Agencies	0.80%
Municipal Bonds	2.49%
Non-Agency Asset-Backed Securities	6.59%
Non-Agency Collateralized Mortgage Obligations	7.30%
Senior Secured Loans	0.45%

Percentage
Sector	of Net Assets
Sovereign Debt	1.87%
Supranational Banks	1.28%
U.S. Treasury Obligations	2.06%
Preferred Stock	0.53%
Repurchase Agreement	0.43%
Securities Lending Collateral	4.10%
Total Value of Securities	103.46%
Obligation to Return Securities Lending Collateral	(4.25% )
Receivables and Other Assets Net of Liabilities	0.79%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	67.54%
AA	7.65%
A	11.91%
BBB	10.11%
BB	1.26%
B	1.35%
CCC	0.18%
Total	100.00%

2008 Annual report • Delaware Pooled Trust

Country and sector allocations

Delaware Pooled® Trust — The International Equity Portfolio

As of October 31, 2008

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-adviser’s internal sector classifications, which may result in the sector designations for one Portfolio being different than another Portfolio’s sector designations.

Percentage
Country	of Net Assets
Common Stock	98.48%
Australia	9.12%
Belgium	0.17%
Finland	1.25%
France	12.00%
Germany	5.62%
Hong Kong	2.18%
Italy	3.23%
Japan	26.47%
Netherlands	2.72%
New Zealand	0.60%
Singapore	2.89%
South Africa	0.76%
Spain	6.77%
Switzerland	3.77%
Taiwan	2.20%
United Kingdom	18.73%
Securities Lending Collateral	1.33%
Total Value of Securities	99.81%
Obligation to Return Securities Lending Collateral	(1.49% )
Receivables and Other Assets Net of Liabilities	1.68%
Total Net Assets	100.00%

Percentage
Sector	of Net Assets
Consumer Discretionary	7.36%
Consumer Staples	14.82%
Energy	11.57%
Financials	17.10%
Health Care	14.17%
Industrials	3.50%
Information Technology	4.43%
Materials	3.53%
Telecommunication Services	15.68%
Utilities	6.32%
Total	98.48%

2008 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

As of October 31, 2008

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-advisor’s internal sector classifications, which may result in the sector designations for one Portfolio being different than another Portfolio’s sector designations.

Percentage
Country	of Net Assets
Common Stock	96.25%
Australia	9.64%
Belgium	0.15%
Finland	1.46%
France	11.07%
Germany	3.62%
Hong Kong	3.28%
Italy	3.44%
Japan	26.28%
Netherlands	3.33%
Singapore	2.39%
Spain	6.52%
Switzerland	3.89%
United Kingdom	21.18%
Repurchase Agreement	3.61%
Securities Lending Collateral	2.34%
Total Value of Securities	102.20%
Obligation to Return Securities Lending Collateral	(2.47% )
Receivables and Other Assets Net of Liabilities	0.27%
Total Net Assets	100.00%

Percentage
Sector	of Net Assets
Consumer Discretionary	5.66%
Consumer Staples	15.09%
Energy	11.73%
Financials	18.19%
Health Care	14.72%
Industrials	2.08%
Information Technology	3.58%
Materials	3.65%
Telecommunication Services	14.48%
Utilities	7.07%
Total	96.25%

2008 Annual report • Delaware Pooled Trust

Country and sector allocations

Delaware Pooled® Trust — The Emerging Markets Portfolio

As of October 31, 2008

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-advisor’s internal sector classifications, which may result in the sector designations for one Portfolio being different than another Portfolio’s sector designations.

Percentage
Country	of Net Assets
Common Stock	90.04%
Argentina	0.65%
Brazil	8.04%
Chile	1.32%
China	18.43%
Colombia	1.60%
Czech Republic	0.80%
Egypt	2.89%
India	0.64%
Israel	2.37%
Malaysia	1.81%
Mexico	6.18%
Philippines	1.65%
Poland	0.96%
Republic of Korea	1.45%
Russia	10.08%
Singapore	2.42%
South Africa	7.19%
Taiwan	13.24%
Thailand	2.95%
Turkey	5.37%
Preferred Stock	6.70%
Brazil	3.18%
Republic of Korea	3.52%
Securities Lending Collateral	7.25%
Total Value of Securities	103.99%
Obligation to Return Securities Lending Collateral	(7.55% )
Receivables and Other Assets Net of Liabilities	3.56%
Total Net Assets	100.00%

Percentage
Sector	of Net Assets
Consumer Discretionary	2.85%
Consumer Staples	2.94%
Energy	15.71%
Financials	20.33%
Industrials	8.90%
Information Technology	10.62%
Materials	7.73%
Telecommunication Services	23.63%
Utilities	4.03%
Total	96.74%

2008 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Global Real Estate Securities Portfolio

As of October 31, 2008

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications which may result in the sector designations for one Portfolio being different than another Portfolio’s sector designations.

Percentage
Country	of Net Assets
Common Stock	91.10%
Australia	8.10%
Brazil	0.28%
Canada	2.44%
France	5.95%
Greece	1.07%
Hong Kong	7.03%
Italy	0.78%
Japan	14.76%
Malaysia	1.02%
Netherlands	1.21%
Singapore	1.83%
Sweden	0.92%
United Kingdom	6.50%
United States	39.21%
Repurchase Agreement	9.54%
Securities Lending Collateral	21.01%
Total Value of Securities	121.65%
Obligation to Return Securities Lending Collateral	(21.99% )
Receivables and Other Assets Net of Liabilities	0.34%
Total Net Assets	100.00%

Percentage
Sector	of Net Assets
Apartment REITs	5.14%
Diversified REITs	21.23%
Health Care REITs	6.13%
Hotel REITs	1.67%
Office REITs	6.55%
Real Estate Management/Services Companies	11.18%
Real Estate Operating Companies	14.53%
Regional Mall REITs	5.52%
Self-Storage REITs	3.17%
Shopping Center REITs	15.05%
Warehouse/Industrial REITs	0.93%
Total	91.10%

2008 Annual report • Delaware Pooled Trust

Country allocations and credit quality breakdowns

Delaware Pooled® Trust

As of October 31, 2008

The Global Fixed Income Portfolio
Percentage
Country	of Net Assets
Bonds	94.64%
Austria	1.69%
Belgium	3.28%
Canada	0.45%
Denmark	2.00%
Finland	3.59%
France	7.82%
Germany	9.16%
Ireland	3.53%
Italy	14.79%
Japan	8.14%
Mexico	4.69%
Netherlands	6.44%
Norway	5.10%
Poland	2.71%
Spain	3.14%
Supranational	5.54%
United Kingdom	9.96%
United States	2.61%
Securities Lending Collateral	0.47%
Total Value of Securities	95.11%
Obligation to Return Securities Lending Collateral	(0.49% )
Receivables and Other Assets Net of Liabilities	5.38%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	67.90%
AA	21.80%
A	4.90%
BBB	5.40%
Total	100.00%

The International Fixed Income Portfolio
Percentage
Country	of Net Assets
Bonds	96.22%
Austria	8.78%
Belgium	3.18%
Finland	1.21%
France	7.34%
Germany	22.72%
Ireland	4.00%
Italy	2.72%
Japan	12.51%
Mexico	3.49%
Netherlands	8.81%
Norway	4.13%
Portugal	0.89%
Slovenia	2.20%
Spain	0.33%
Supranational	3.00%
United Kingdom	10.66%
United States	0.25%
Repurchase Agreement	0.86%
Total Value of Securities	97.08%
Obligation to Return Securities Lending Collateral	(0.08% )
Receivables and Other Assets Net of Liabilities	3.00%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	83.90%
AA	11.20%
A	1.20%
BBB	3.70%
Total	100.00%

2008 Annual report • Delaware Pooled Trust

Statements of net assets

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

October 31, 2008

	Number of
	Shares	Value
Common Stock – 96.40%
Consumer Discretionary – 8.31%
Gap	19,200	$248,448
Limited Brands	18,200	218,036
Mattel	18,700	280,874
		747,358
Consumer Staples – 20.47%
Archer-Daniels-Midland	15,800	327,534
CVS Caremark	9,600	294,240
Heinz (H.J.)	7,100	311,122
Kimberly-Clark	4,400	269,676
Kraft Foods Class A	11,500	335,110
Safeway	14,200	302,034
		1,839,716
Energy – 8.85%
Chevron	4,200	313,320
ConocoPhillips	4,400	228,888
Marathon Oil	8,700	253,170
		795,378
Financials – 6.15%
Allstate	8,200	216,398
Travelers	7,900	336,145
		552,543
Health Care – 21.43%
Bristol-Myers Squibb	17,100	351,405
Johnson & Johnson	5,200	318,968
Merck	10,300	318,785
Pfizer	19,300	341,803
Quest Diagnostics	6,800	318,240
Wyeth	8,600	276,748
		1,925,949
Industrials – 6.12%
Donnelley (R.R.) & Sons	13,400	222,038
Waste Management	10,500	327,915
		549,953
Information Technology – 11.47%
Intel	15,700	251,200
International Business Machines	3,000	278,910
Motorola	47,300	254,001
Xerox	30,800	247,016
		1,031,127
Materials – 2.95%
duPont (E.I.) deNemours	8,300	265,600
		265,600
Telecommunication Services – 7.01%
AT&T	11,800	315,886
Verizon Communications	10,600	314,502
		630,388
Utilities – 3.64%
Progress Energy	8,300	326,771
		326,771
Total Common Stock
(cost $10,856,835)		8,664,783

	Principal
	Amount	Value
Repurchase Agreements* – 2.51%
BNP Paribas 0.10%, dated 10/31/08,
to be repurchased on 11/3/08,
repurchase price $225,002
(collateralized by U.S. government
obligations, 4.875%, 6/4/09 - 8/15/09;
with market value $229,816)	$225,000	$ 225,000
Total Repurchase Agreements
(cost $225,000)		225,000

Total Value of Securities Before
Securities Lending Collateral – 98.91%
(cost $11,081,835)		8,889,783

	Number of
	Shares
Securities Lending Collateral** – 0.00%
Investment Companies
Mellon GSL DBT II Liquidation Trust	426	23
Total Securities Lending Collateral
(cost $426)		23

Total Value of Securities – 98.91%
(cost $11,082,261)		8,889,806
Obligation to Return Securities
Lending Collateral** – (0.01%)		(426)
Receivables and Other Assets Net of
Liabilities – 1.10%		98,819

Net Assets Applicable to 737,426
Shares Outstanding; Equivalent to
$12.19 Per Share – 100.00%		$8,988,199

Components of Net Assets at October 31, 2008:
Shares of beneficial interest
(unlimited authorization – no par)		$12,676,469
Undistributed net investment income		175,331
Accumulated net realized loss on investments		(1,671,146)
Net unrealized depreciation of investments		(2,192,455)
Total net assets		$ 8,988,199

  *See Note 1 in “Notes to financial statements.”
**See Note 12 in “Notes to financial statements.”

See accompanying notes

2008 Annual report • Delaware Pooled Trust

(continues)     93

Statements of net assets

Delaware Pooled® Trust — The Select 20 Portfolio

October 31, 2008

		Number of
		Shares	Value
Common Stock – 94.57%²
Business Services – 8.46%
	MasterCard Class A	3,100	$458,242
†	Research in Motion	5,900	297,537
			755,779
Consumer Non-Durables – 9.84%
	DineEquity	21,450	386,744
*†	NetFlix	19,900	492,724
			879,468
Consumer Services – 14.16%
†	eBay	24,800	378,696
	Heartland Payment Systems	24,500	426,545
	Weight Watchers International	14,700	459,816
			1,265,057
Financials – 11.88%
†	IntercontinentalExchange	6,900	590,364
	optionsXpress Holdings	26,500	470,640
			1,061,004
Health Care – 15.68%
	Allergan	12,050	478,024
†	Genentech	6,200	514,228
	UnitedHealth Group	17,200	408,156
			1,400,408
Technology – 34.55%
†	Apple	3,900	419,601
†	Crown Castle International	15,300	323,901
†	Google Class A	1,100	395,296
†	j2 Global Communications	21,800	351,416
	QUALCOMM	12,750	487,815
	Seagate Technology	39,400	266,738
†	Teradata	21,600	332,424
†	VeriSign	24,000	508,799
			3,085,990
Total Common Stock
	(cost $12,073,190)		8,447,706

		Principal
		Amount
Repurchase Agreement** – 5.57%
	BNP Paribas 0.10%, dated 10/31/08,
	to be repurchased on 11/3/08,
	repurchase price $498,004
	(collateralized by U.S. government
	obligations, 4.875%, 6/4/09 – 8/15/09;
	with market value $508,659)	$498,000	498,000
Total Repurchase Agreement
	(cost $498,000)		498,000

Total Value of Securities Before
	Securities Lending Collateral – 100.14%
	(cost $12,571,190)		8,945,706

	Number of
	Shares	Value
Securities Lending Collateral*** – 5.22%
Investment Companies
Mellon GSL DBT II Collateral Fund	477,600	$ 465,756
Mellon GSL DBT II Liquidation Trust	17,004	918
Total Securities Lending Collateral
(cost $494,604)		466,674

Total Value of Securities – 105.36%
(cost $13,065,794)		9,412,380 ©
Obligations to Return Securities
Lending Collateral*** – (5.53%)		(494,604)
Receivables and Other Assets
Net of Liabilities – 0.17%		15,188

Net Assets Applicable to 2,211,744
Shares Outstanding; Equivalent to
$4.04 Per Share – 100.00%		$8,932,964

Components of Net Assets at October 31, 2008:
Shares of beneficial interest
(unlimited authorization – no par)		$17,565,683
Undistributed net investment income		8,262
Accumulated net realized loss on investments		(4,987,567)
Net unrealized depreciation of investments		(3,653,414)
Total net assets		$ 8,932,964

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non income producing security.
*	Fully or partially on loan.
**	See Note 1 in “Notes to financial statements.”
***	See Note 12 in “Notes to financial statements.”
©	Includes $453,322 of securities loaned.

See accompanying notes

2008 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio

October 31, 2008

		Number of
		Shares	Value
Common Stock – 98.73%²
Basic Industry/Capital Goods – 3.20%
	Praxair	127,100	$8,280,565
			8,280,565
Business Services – 18.39%
	Expeditors International
	Washington	244,300	7,976,395
*	MasterCard Class A	85,000	12,564,700
†*	Research in Motion	150,000	7,564,500
	United Parcel Service Class B	150,000	7,917,000
†*	Visa Class A	208,100	11,518,335
			47,540,930
Consumer Non-Durables – 10.53%
	Procter & Gamble	170,000	10,971,800
	Staples	443,100	8,609,433
	Walgreen	300,000	7,638,000
			27,219,233
Consumer Services – 6.66%
†	eBay	422,000	6,443,940
†	MGM MIRAGE	239,700	3,945,462
	Weight Watchers International	218,300	6,828,424
			17,217,826
Energy – 3.43%
	EOG Resources	109,500	8,860,740
			8,860,740
Financials – 11.64%
	Bank of New York Mellon	165,700	5,401,820
	CME Group	39,700	11,201,355
†	IntercontinentalExchange	157,600	13,484,256
			30,087,431
Health Care – 13.24%
	Allergan	265,500	10,532,385
†	Genentech	192,800	15,990,832
	UnitedHealth Group	325,000	7,712,250
			34,235,467
Technology – 31.64%
†	Apple	116,300	12,512,717
†	Crown Castle International	371,800	7,871,006
†	Google Class A	38,400	13,799,424
†	Intuit	425,900	10,673,054
	QUALCOMM	414,300	15,851,118
	Seagate Technology	887,000	6,004,990
†	Teradata	354,400	5,454,216
†*	VeriSign	454,400	9,633,280
			81,799,805
Total Common Stock
	(cost $358,285,751)		255,241,997

	Principal
	Amount	Value
Repurchase Agreement** – 1.27%
BNP Paribas 0.10%, dated
10/31/08, to be repurchased
on 11/3/08, repurchase price
$3,285,027 (collateralized by
U.S. government obligations,
4.875%, 6/4/09 - 8/15/09;
with market value $3,355,310)	$3,285,000	$ 3,285,000
Total Repurchase Agreement
(cost $3,285,000)		3,285,000

Total Value of Securities Before Securities
Lending Collateral – 100.00%
(cost $361,570,751)		258,526,997

	Number of
	Shares
Securities Lending Collateral*** – 5.32%
Investment Companies
Mellon GSL DBT II
Collateral Fund	14,091,779	13,742,303
Mellon GSL DBT II
Liquidation Trust	224,466	12,121
Total Securities Lending Collateral
(cost $14,316,245)		13,754,424

Total Value of Securities – 105.32%
(cost $375,886,996)		272,281,421 ©
Obligation to Return Securities
Lending Collateral*** – (5.54%)		(14,316,245)
Receivables and Other Assets
Net of Liabilities – 0.22%		560,435

Net Assets Applicable to 41,541,714
Shares Outstanding; Equivalent to
$6.22 Per Share – 100.00%		$ 258,525,611

Components of Net Assets at October 31, 2008:
Shares of beneficial interest
(unlimited authorization – no par)		$ 380,715,129
Undistributed net investment income		754,926
Accumulated net realized loss on investments		(19,338,869)
Net unrealized depreciation of investments		(103,605,575)
Total net assets		$ 258,525,611

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non income producing security.
©	Includes $13,774,580 of securities loaned.
*	Fully or partially on loan.
**	See Note 1 in “Notes to financial statements.”
***	See Note 12 in “Notes to financial statements.”

See accompanying notes

2008 Annual report • Delaware Pooled Trust

(continues)     95

Statements of net assets

Delaware Pooled® Trust — The Mid-Cap Growth Equity Portfolio

October 31, 2008

		Number of
		Shares	Value
Common Stock – 93.07%
Basic Industry/Capital Goods – 9.84%
	Agrium	800	$30,384
	Flowserve	700	39,844
	Joy Global	1,900	55,062
†	Mettler-Toledo International	500	38,270
	Precision Castparts	700	45,367
†	Quanta Services	2,000	39,520
	Roper Industries	1,600	72,560
			321,007
Business Services – 5.14%
†	Concur Technologies	2,100	52,983
	Dun & Bradstreet	200	14,738
	Expeditors International Washington	1,800	58,770
†	Iron Mountain	1,700	41,276
			167,767
Consumer Durables – 1.30%
†	LKQ	3,700	42,328
			42,328
Consumer Non-Durables – 13.65%
†	Amazon.com	1,100	62,964
†	Dollar Tree	2,400	91,248
	Flowers Foods	3,500	103,775
	Guess	2,100	45,717
	PETsMART	2,000	39,380
†	Urban Outfitters	4,700	102,178
			445,262
Consumer Services – 3.20%
	Burger King Holdings	2,600	51,688
†	DISH Network Class A	2,200	34,628
*†	Wynn Resorts	300	18,120
			104,436
Energy – 8.56%
*†	Cameron International	1,400	33,964
*†	CGG Veritas ADR	1,600	26,000
†	Core Laboratories	1,000	73,700
	Diamond Offshore Drilling	500	44,400
	Helmerich & Payne	1,200	41,172
†	National Oilwell Varco	2,000	59,780
			279,016
Financials – 5.85%
†	Affiliated Managers Group	500	23,190
†	Interactive Brokers Group Class A	2,200	47,014
†	IntercontinentalExchange	200	17,112
	Invesco	2,100	31,311
	People’s United Financial	3,000	52,500
	T. Rowe Price Group	500	19,770
			190,897
Health Care – 23.68%
†	Abraxis BioScience	1,625	102,928
†	Affymetrix	6,000	22,140
	Allergan	1,000	39,670
†	Barr Pharmaceuticals	600	38,556
†	Biogen Idec	2,600	110,629
†	Celera	2,600	29,406
†	Forest Laboratories	1,500	34,845
†	Health Net	2,400	30,912
	IMS Health	3,000	43,020
†	OSI Pharmaceuticals	2,100	79,695
	Perrigo	1,000	34,000
	Quest Diagnostics	1,400	65,520
†	ResMed	1,900	65,094
†	Sepracor	5,700	75,924
			772,339
Technology – 19.23%
†	American Tower Class A	1,500	48,465
†	ANSYS	2,300	65,849
†	Atheros Communications	3,200	57,504
†	Citrix Systems	3,200	82,464
†	F5 Networks	3,900	96,798
†	Juniper Networks	2,000	37,480
†	Microsemi	3,900	84,786
*†	salesforce.com	800	24,768
†	Sybase	3,800	101,194
†	Symantec	2,200	27,676
			626,984
Transportation – 2.62%
	Hunt (J.B.) Transport Services	3,000	85,290
			85,290
Total Common Stock
	(cost $3,665,865)		3,035,326

		Principal
		Amount
Repurchase Agreement** – 5.49%
	BNP Paribas 0.10%, dated 10/31/08,
	to be repurchased on 11/3/08,
	repurchase price $179,001
	(collateralized by U.S. government
	obligations, 4.875%, 6/4/09 - 8/15/09;
	with market value $182,831)	$179,000	179,000
Total Repurchase Agreement
	(cost $179,000)		179,000

Total Value of Securities Before Securities
	Lending Collateral – 98.56%
	(cost $3,844,865)		3,214,326

2008 Annual report • Delaware Pooled Trust

	Number of
	Shares	Value
Securities Lending Collateral** – 3.35%
Investment Companies
Mellon GSL DBT II Collateral Fund	111,800	$ 109,027
Mellon GSL DBT II Liquidation Trust	3,905	211
Total Securities Lending Collateral
(cost $115,705)		109,238
Total Value of Securities – 101.91%
(cost $3,960,570)		3,323,564 ©
Obligation to Return Securities Lending
Collateral*** – (3.55%)		(115,705)
Receivables and Other Assets
Net of Liabilities – 1.64%		53,343
Net Assets Applicable to 5,568,059
Shares Outstanding; Equivalent to
$0.59 Per Share – 100.00%		$3,261,202

Components of Net Assets at October 31, 2008:
Shares of beneficial interest
(unlimited authorization – no par)		$4,085,794
Accumulated net realized loss on investments		(187,586)
Net unrealized depreciation of investments		(637,006)
Total net assets		$3,261,202

†	Non income producing security.
©	Includes $108,346 of securities loaned.
*	Fully or partially on loan.
**	See Note 1 in “Notes to financial statements.”
***	See Note 12 in “Notes to financial statements.”

ADR — American Depositary Receipts

See accompanying notes

2008 Annual report • Delaware Pooled Trust

(continues)     97

Statements of net assets

Delaware Pooled® Trust — The Small-Cap Growth Equity Portfolio

October 31, 2008

		Number of
		Shares	Value
Common Stock – 92.97%²
Basic Industry/Capital Goods – 11.27%
	Bucyrus International Class A	3,900	$94,107
†	Colfax	3,700	31,524
	Dynamic Materials	4,500	85,500
	EnergySolutions	5,700	25,707
†	Hexcel	6,600	87,120
*†	Itron	1,300	63,024
	Kaydon	2,300	76,843
†	Mettler-Toledo International	800	61,232
†	Middleby	1,600	64,624
*	Titan International	6,400	73,984
			663,665
Business Services – 6.72%
†	Cardtronics	11,000	61,380
†	Concur Technologies	4,100	103,443
†	Emergency Medical Services Class A	3,800	124,868
†	Geo Group	6,000	105,960
			395,651
Consumer Durables – 0.54%
†	LKQ	2,800	32,032
			32,032
Consumer Non-Durables – 6.58%
*†	Aeropostale	3,000	72,630
†	Dick’s Sporting Goods	1,900	29,108
†	lululemon Athletica	4,300	60,931
†	Titan Machinery	7,300	90,374
†	Tractor Supply	1,400	58,184
†	Ulta Salon, Cosmetics & Fragrance	4,500	39,690
*†	Under Armour Class A	1,400	36,400
			387,317
Consumer Services – 3.75%
†	BJ’s Restaurants	3,500	31,115
*†	Cenveo	2,600	12,558
†	RHI Entertainment	6,800	91,120
†	Texas Roadhouse Class A	7,100	49,842
*†	Wynn Resorts	600	36,240
			220,875
Energy – 7.44%
†	Atwood Oceanics	2,400	65,952
*	Carbo Ceramics	2,550	110,339
†	Core Laboratories	1,300	95,810
†	Goodrich Petroleum	1,300	36,088
†	ION Geophysical	10,400	68,224
†	T-3 Energy Services	1,700	40,987
†	Tesco	1,800	20,484
			437,884
Financials – 3.41%
	Hanover Insurance Group	2,400	94,200
†	Investment Technology Group	2,600	53,066
	Waddell & Reed Financial Class A	3,700	53,724
			200,990
Health Care – 27.07%
†	Abraxis BioScience	3,035	192,237
*†	ACADIA Pharmaceuticals	13,000	24,700
†	Affymetrix	11,400	42,066
†	Align Technology	6,613	45,828
†	Biodel	2,900	6,438
†	Caraco Pharmaceutical Laboratories	2,400	24,408
†	Cardiome Pharma	5,200	23,088
†	Celera	3,300	37,323
†	Cepheid	2,200	26,114
†	Cougar Biotechnology	3,700	93,980
	Healthcare Services Group	2,000	33,120
†	Medarex	28,100	197,543
†	OSI Pharmaceuticals	3,900	148,005
†	Par Pharmaceutical	4,100	41,000
	Perrigo	1,200	40,800
†	Regeneron Pharmaceuticals	3,000	57,900
†	Sepracor	11,800	157,176
†	Syneron Medical	4,700	44,227
†	United Therapeutics	2,800	244,244
†	Wright Medical Group	3,800	88,084
*†	ZymoGenetics	7,900	25,280
			1,593,561
Technology – 22.23%
†	ANSYS	3,809	109,052
†	Ariba	10,000	107,000
†	Art Technology Group	12,747	24,857
†	Atheros Communications	5,500	98,835
†	Blue Coat Systems	5,100	68,850
†	Cavium Networks	10,200	129,948
†	Data Domain	8,100	149,526
†	F5 Networks	7,200	178,703
†	Microsemi	6,800	147,832
*†	salesforce.com	900	27,864
†	Solera Holdings	3,200	79,648
†	Sybase	2,300	61,249
†	TriQuint Semiconductor	20,500	91,840
†	Vocus	2,000	33,660
			1,308,864
Transportation – 3.96%
	Hunt (J.B.) Transport Services	5,400	153,522
	Knight Transportation	5,000	79,500
			233,022
Total Common Stock
	(cost $6,664,068)		5,473,861

2008 Annual report • Delaware Pooled Trust

	Principal
	Amount	Value
Repurchase Agreement**– 7.51%
BNP Paribas 0.10%, dated 10/31/08,
to be repurchased on 11/3/08,
repurchase price $442,004
(collateralized by U.S. government
obligations, 4.875%, 6/4/09 - 8/15/09;
with market value $451,460)	$442,000	$ 442,000
Total Repurchase Agreement
(cost $442,000)		442,000

Total Value of Securities Before Securities
Lending Collateral – 100.48%
(cost $7,106,068)		5,915,861

	Number of
	Shares
Securities Lending Collateral*** – 6.83%
Investment Companies
Mellon GSL DBT II Collateral Fund	411,938	401,722
Mellon GSL DBT II Liquidation Trust	6,426	347
Total Securities Lending Collateral
(cost $418,364)		402,069

Total Value of Securities – 107.31%
(cost $7,524,432)		6,317,930 ©
Obligation to Return Securities Lending
Collateral*** – (7.11%)		(418,364)
Liabilities Net of Receivables and
Other Assets – (0.20%)		(11,986)

Net Assets Applicable to 1,709,329
Shares Outstanding; Equivalent to
$3.44 Per Share – 100.00%		$5,887,580

Components of Net Assets at October 31, 2008:
Shares of beneficial interest
(unlimited authorization – no par)		$ 6,170,588
Accumulated net realized gain on investments		923,494
Net unrealized depreciation of investments		(1,206,502)
Total net assets		$ 5,887,580

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non income producing security.
©	Includes $389,987, of securities loaned.
*	Fully or partially on loan.
**	See Note 1 in “Notes to financial statements.”
***	See Note 12 in “Notes to financial statements.”

See accompanying notes

2008 Annual report • Delaware Pooled Trust

(continues)     99

Statements of net assets

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio

October 31, 2008

		Number of
		Shares	Value
Common Stock – 100.00%
Basic Industry/Capital Goods – 4.42%
*	Graco	7,700	$190,421
			190,421
Business Services – 16.22%
	Corporate Executive Board	3,500	104,405
	Expeditors International Washington	7,000	228,550
*	Heartland Payment Systems	10,600	184,546
†	VeriFone Holdings	15,900	180,624
			698,125
Consumer Durables – 2.81%
*	Gentex	12,600	120,834
			120,834
Consumer Non-Durables – 19.53%
	DineEquity	6,000	108,180
*	Fastenal	5,100	205,326
*†	NetFlix	9,600	237,696
*†	Peet’s Coffee & Tea	8,100	181,926
*	Whole Foods Market	10,050	107,736
			840,864
Consumer Services – 7.13%
†	Interval Leisure Group	11,700	84,942
	Weight Watchers International	7,100	222,088
			307,030
Energy – 3.00%
†	Core Laboratories	1,750	128,975
			128,975
Financials – 12.32%
†	Affiliated Managers Group	2,400	111,312
†	IntercontinentalExchange	2,200	188,232
	optionsXpress Holdings	13,000	230,880
			530,424
Health Care – 8.24%
†	Abiomed	8,700	126,846
†	Techne	3,300	227,766
			354,612
Technology – 21.04%
	Blackbaud	11,900	180,880
†	j2 Global Communications	10,600	170,872
†	SBA Communications Class A	8,950	187,861
†	Teradata	10,000	153,900
†	VeriSign	10,000	211,999
			905,512
Transportation – 5.29%
	C.H. Robinson Worldwide	4,400	227,832
			227,832
Total Common Stock
	(cost $5,810,814)		4,304,629

	Principal
	Amount	Value
Repurchase Agreement** – 1.51%
BNP Paribas 0.10%, dated 10/31/08,
to be repurchased on 11/3/08,
repurchase price $65,001
(collateralized by U.S. government
obligations, 4.875%, 6/4/09 - 8/15/09;
with market value $66,391)	$65,000	$65,000
Total Repurchase Agreement
(cost $65,000)		65,000

Total Value of Securities Before Securities
Lending Collateral – 101.51%
(cost $5,875,814)		4,369,629

	Number of
	Shares
Securities Lending Collateral*** – 18.40%
Investment Companies
Mellon GSL DBT II Collateral Fund	811,606	791,478
Mellon GSL DBT II Liquidation Trust	13,796	745
Total Securities Lending Collateral
(cost $825,402)		792,223

Total Value of Securities – 119.91%
(cost $6,701,216)		5,161,852 ©
Obligation to Return Securities
Lending Collateral*** – (19.17%)		(825,402)
Liabilities Net of Receivables and
Other Assets – (0.74%)		(31,645)
Net Assets Applicable to 654,320 Shares
Outstanding; Equivalent to $6.58
Per Share – 100.00%		$4,304,805

Components of Net Assets at October 31, 2008:
Shares of beneficial interest
(unlimited authorization – no par)		$6,508,160
Undistributed net investment income		27,839
Accumulated net realized loss on investments		(691,830)
Net unrealized depreciation of investments		(1,539,364)
Total net assets		$4,304,805

†	Non income producing security.
©	Includes $776,114 of securities loaned.
*	Fully or partially on loan.
**	See Note 1 in “Notes to financial statements.”
***	See Note 12 in “Notes to financial statements.”

See accompanying notes

2008 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Smid-Cap Growth Equity Portfolio

October 31, 2008

		Number of
		Shares	Value
Common Stock – 98.16%²
Basic Industry/Capital Goods – 10.83%
	Bucyrus International Class A	1,100	$26,543
	Dynamic Materials	1,200	22,800
*†	Energy Conversion Devices	500	17,070
	Flowserve	400	22,768
†	Quanta Services	800	15,808
	Roper Industries	600	27,210
*	Titan International	1,900	21,964
	Woodward Governor	900	28,890
			183,053
Business Services – 7.80%
	American Ecology	1,600	28,064
†	Concur Technologies	1,100	27,753
†	Geo Group	1,800	31,788
†	Iron Mountain	900	21,852
†	Solera Holdings	900	22,401
			131,858
Consumer Durables – 1.29%
†	LKQ	1,900	21,736
			21,736
Consumer Non-Durables – 9.06%
†	Dick’s Sporting Goods	600	9,192
	Flowers Foods	600	17,790
	Guess	700	15,239
*†	Hibbett Sports	1,000	17,810
†	lululemon athletica	1,200	17,004
†	Titan Machinery	2,100	25,998
†	Urban Outfitters	2,300	50,002
			153,035
Consumer Services – 3.63%
	Burger King Holdings	1,200	23,856
†	RHI Entertainment	1,900	25,460
*†	Wynn Resorts	200	12,080
			61,396
Energy – 6.57%
*†	Cameron International	1,200	29,112
†	Core Laboratories	300	22,110
*†	Geophysique-Veritas ADR	700	11,375
†	Goodrich Petroleum	400	11,104
	Helmerich & Payne	500	17,155
†	Willbros Group	1,300	20,137
			110,993
Financials – 5.53%
†	Affiliated Managers Group	300	13,914
	Ashford Hospitality Trust	1,500	2,430
	Comerica	400	11,036
	Home Bancshares	540	14,062
†	IntercontinentalExchange	100	8,556
	Max Capital Group	1,100	17,545
*	MVC Capital	1,600	19,791
	PennantPark Investment	1,343	6,138
			93,472
Health Care – 26.56%
†	Abraxis BioScience	900	57,006
*†	ACADIA Pharmaceuticals	3,300	6,270
†	Advanced Medical Optics	2,200	13,574
*†	Altus Pharmaceutical	21,300	12,141
†	Biodel	900	1,998
†	Caraco Pharmaceutical Laboratories	500	5,085
†	Cougar Biotechnology	600	15,240
*†	Immunomedics	10,900	16,350
	IMS Health	1,600	22,944
†	Medarex	7,900	55,537
†	OSI Pharmaceuticals	1,100	41,745
	Perrigo	900	30,600
†	Regeneron Pharmaceuticals	800	15,440
†	ResMed	1,000	34,260
†	Sepracor	2,900	38,628
†	Syneron Medical	1,300	12,233
†	United Therapeutics	800	69,785
			448,836
Technology – 22.45%
†	ANSYS	1,200	34,356
†	Ariba	2,900	31,030
†	Atheros Communications	1,500	26,955
†	Blue Coat Systems	1,400	18,900
†	Cavium Networks	2,900	36,946
†	Data Domain	2,500	46,150
†	F5 Networks	2,000	49,640
†	Microsemi	1,900	41,306
*†	salesforce.com	400	12,384
*†	SBA Communications Class A	1,200	25,188
†	Sybase	700	18,641
†	TriQuint Semiconductor	5,800	25,984
†	Vocus	700	11,781
			379,261
Transportation – 4.44%
*†	Genesee & Wyoming Class A	600	20,010
	Hunt (J.B.) Transport Services	1,400	39,802
*†	Old Dominion Freight Line	500	15,170
			74,982
Total Common Stock
	(cost $2,113,517)		1,658,622

2008 Annual report • Delaware Pooled Trust

(continues)     101

Statements of net assets
Delaware Pooled® Trust — The Smid-Cap Growth Equity Portfolio

	Principal
	Amount	Value
Repurchase Agreement** – 3.26%
BNP Paribas 0.10%, dated 10/31/08,
to be repurchased on 11/3/08,
repurchase price $55,000
(collateralized by U.S. government
obligations, 4.875%, 6/4/09 – 8/15/09;
with market value $56,177)	$55,000	$55,000
Total Repurchase Agreement
(cost $55,000)		55,000
Total Value of Securities Before
Securities Lending Collateral – 101.42%
(cost $2,168,517)		1,713,622

	Number of
	Shares
Securities Lending Collateral*** – 14.46%
Investment Companies
Mellon GSL DBT II Collateral Fund	250,408	244,198
Mellon GSL DBT II Liquidation Trust	2,878	155
Total Securities Lending Collateral
(cost $253,286)		244,353

Total Value of Securities – 115.88%
(cost $2,421,803)		1,957,975 ©
Obligation to Return Securities Lending
Collateral*** – (14.99%)		(253,286)
Liabilities Net of Receivables and
Other Assets – (0.89%)		(15,043)
Net Assets Applicable to 255,362 Shares
Outstanding; Equivalent to $6.62
Per Share – 100.00%		$1,689,646

Components of Net Assets at October 31, 2008:
Shares of beneficial interest
(unlimited authorization – no par)		$2,180,613
Undistributed net investment income		1,267
Accumulated net realized loss on investments		(28,406)
Net unrealized depreciation of investments		(463,828)
Total net assets		$1,689,646

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non income producing security.
*	Fully or partially on loan.
**	See Note 1 in “Notes to financial statements.”
***	See Note 12 in “Notes to financial statements.”
©	Includes $224,807 of securities loaned.

ADR — American Depositary Receipts

See accompanying notes

2008 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Real Estate Investment Trust Portfolio II

October 31, 2008

	Number of
	Shares	Value
Common Stock – 91.77%
Diversified REITs – 5.94%
* Vornado Realty Trust	4,500	$317,475
		317,475
Health Care REITs – 13.84%
HCP	7,600	227,468
* Health Care REIT	3,900	173,589
Nationwide Health Properties	3,200	95,488
Senior Housing Properties Trust	4,600	88,182
Ventas	4,300	155,058
		739,785
Hotel REITs – 3.85%
Hersha Hospitality Trust	5,600	23,576
Host Hotels & Resorts	17,634	182,336
		205,912
Industrial REITs – 2.29%
AMB Property	1,780	42,774
ProLogis	5,700	79,800
		122,574
Mall REITs – 11.72%
General Growth Properties	1,400	5,796
* Macerich	4,300	126,506
Simon Property Group	7,370	494,011
		626,313
Manufactured Housing REITs – 1.65%
Equity Lifestyle Properties	2,100	88,179
		88,179
Multifamily REITs – 13.47%
Apartment Investment & Management	1,200	17,556
AvalonBay Communities	2,100	149,142
* BRE Properties	2,800	97,468
Camden Property Trust	1,500	50,565
Equity Residential	8,400	293,412
* Essex Property Trust	700	68,110
UDR	2,200	43,472
		719,725
Office REITs – 13.83%
* Alexandria Real Estate Equities	1,500	104,280
Boston Properties	3,500	248,080
* Corporate Office Properties Trust	2,000	62,180
Highwoods Properties	4,600	114,172
* Kilroy Realty	1,600	51,440
Mack-Cali Realty	5,200	118,144
SL Green Realty	980	41,199
		739,495
Office/Industrial REITs – 3.87%
Digital Realty Trust	2,900	97,092
Liberty Property Trust	4,600	109,710
		206,802
Real Estate Operating Companies – 0.64%
† Corrections Corporation of America	1,800	34,398
		34,398
Self-Storage REITs – 5.64%
Public Storage	3,700	301,550
		301,550
Shopping Center REITs – 10.98%
* Federal Realty Investment Trust	2,798	171,433
Kimco Realty	7,500	169,350
Kite Realty Group Trust	3,500	21,280
Ramco-Gershenson Properties	4,300	56,674
Regency Centers	2,800	110,488
* Tanger Factory Outlet Centers	1,600	57,872
		587,097
Specialty REITs – 4.05%
Entertainment Properties Trust	2,000	74,900
Plum Creek Timber	3,800	141,664
		216,564
Total Common Stock
(cost $6,739,327)		4,905,869

	Principal
	Amount
Repurchase Agreement** – 6.94%
BNP Paribas 0.10%, dated 10/31/08,
to be repurchased on 11/3/08,
repurchase price $371,003
(collateralized by U.S. government
obligations, 4.875%, 6/4/09 - 8/15/09;
with market value $378,941)	$371,000	371,000
Total Repurchase Agreement
(cost $371,000)		371,000

Total Value of Securities Before Securities
Lending Collateral – 98.71%
(cost $7,110,327)		5,276,869

	Number of
	Shares
Securities Lending Collateral*** – 14.20%
Investment Companies
Mellon GSL DBT II Collateral Fund	778,101	758,804
Mellon GSL DBT II Liquidation Trust	6,565	355
Total Securities Lending Collateral
(cost $784,666)		759,159

Total Value of Securities – 112.91%
(cost $7,894,993)		6,036,028	©
Obligation to Return Securities Lending
Collateral*** – (14.68%)		(784,666)
Receivables and Other Assets Net of
Liabilities – 1.77%		94,292

Net Assets Applicable to 1,142,634 Shares
Outstanding; Equivalent to $4.68
Per Share – 100.00%		$5,345,654

2008 Annual report • Delaware Pooled Trust

(continues)     103

Statements of net assets

Delaware Pooled® Trust — The Real Estate Investment Trust Portfolio II

Components of Net Assets at October 31, 2008:
Shares of beneficial interest
(unlimited authorization – no par)	$8,975,535
Undistributed net investment income	247,334
Accumulated net realized loss on investments	(2,018,250)
Net unrealized depreciation of investments	(1,858,965)
Total net assets	$5,345,654

†	Non income producing security.
©	Includes $753,021 of securities loaned.
*	Fully or partially on loan.
**	See Note 1 in “Notes to financial statements.”
***	See Note 12 in “Notes to financial statements.”

See accompanying notes

2008 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Intermediate Fixed Income Portfolio

October 31, 2008

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Agency Asset-Backed Securities – 0.56%
f Fannie Mae Grantor Trust
Series 2003-T4 2A5
5.407% 9/26/33	$14,308	$12,731
Fannie Mae Whole Loan
fSeries 2001-W2 AS5
6.473% 10/25/31	22,333	22,269
•Series 2002-W11 AV1
3.599% 11/25/32	2,726	2,575
Total Agency Asset-Backed Securities
(cost $39,194)		37,575

Agency Collateralized Mortgage Obligations – 3.31%
Fannie Mae Whole Loan
Series 2003-W15 2A7
5.55% 8/25/43	31,194	30,015
Freddie Mac Series 2326 ZQ
6.50% 6/15/31	71,530	74,135
GNMA
Series 2003-5 B
4.486% 10/16/25	50,000	50,103
•Series 2003-78 B
5.11% 10/16/27	40,000	40,259
• Vendee Mortgage Trust
Series 2000-1 1A
6.812% 1/15/30	28,496	28,870
Total Agency Collateralized
Mortgage Obligations
(cost $222,926)		223,382

Agency Mortgage-Backed Securities – 5.18%
Fannie Mae
8.50% 9/20/10	1,476	1,567
9.00% 4/1/09	212	214
• Fannie Mae ARM
4.516% 8/1/34	37,382	37,528
5.718% 12/1/33	24,728	25,344
Fannie Mae FHAVA
11.00% 12/1/15	1,413	1,495
Fannie Mae Relocation 30 yr
5.00% 1/1/34	4,452	4,256
Fannie Mae S.F. 15 yr
8.00% 10/1/14	4,017	4,187
8.50% 2/1/10	2,467	2,531
Fannie Mae S.F. 30 yr
5.00% 1/1/36	78,466	74,457
5.00% 12/1/37	9,760	9,250
5.00% 1/1/38	19,192	18,189
5.00% 2/1/38	9,498	9,000
7.50% 12/1/10	158	159
7.50% 12/1/32	7,891	8,357
8.50% 5/1/11	572	588
8.50% 8/1/12	473	497
9.50% 4/1/18	1,371	1,517
• Freddie Mac ARM
5.586% 4/1/33	8,358	8,426
5.676% 7/1/36	21,112	21,352
6.704% 4/1/34	7,222	7,263
Freddie Mac Balloon 5 yr
4.00% 1/1/09	3,818	3,820
Freddie Mac Relocation 15 yr
3.50% 10/1/18	5,021	4,630
Freddie Mac S.F. 15 yr
5.00% 4/1/20	27,279	26,769
8.50% 10/1/15	2,363	2,535
Freddie Mac S.F. 30 yr
5.50% 1/1/35	69,597	67,999
GNMA I S.F. 15 yr
6.00% 1/15/09	307	311
7.50% 4/15/13	2,505	2,517
8.50% 8/15/10	944	950
GNMA I S.F. 30 yr 7.50% 2/15/32	4,142	4,365
Total Agency Mortgage-Backed
Securities (cost $356,538)		350,073

Agency Obligations – 28.15%
Fannie Mae
2.875% 10/12/10	140,000	139,572
3.00% 7/12/10	260,000	259,575
*3.25% 4/9/13	315,000	304,115
*3.625% 2/12/13	110,000	107,974
5.00% 2/16/12	135,000	140,354
Federal Home Loan Bank System
*3.375% 10/20/10	70,000	70,183
*3.625% 10/18/13	15,000	14,485
3.75% 1/8/10	295,000	296,987
4.375% 9/17/10	115,000	117,349
5.25% 6/18/14	70,000	72,018
^ Financing Corporation Interest
Strip CPN13 5.345% 12/27/13	40,000	33,366
¥ Freddie Mac
3.125% 10/25/10	155,000	155,423
4.75% 3/5/12	185,000	191,150
Total Agency Obligations
(cost $1,916,990)		1,902,551

Commercial Mortgage-Backed Securities – 2.61%
Bank of America Commercial
Mortgage Securities
Series 2005-1 A3
4.877% 11/10/42	26,245	25,200
•# Credit Suisse First Boston
Mortgage Securities
Series 2001-SPGA A2 144A
6.515% 8/13/18	65,000	62,411
• Credit Suisse Mortgage Capital
Certificates Series 2006-C1
AAB 5.552% 2/15/39	20,000	16,730

2008 Annual report • Delaware Pooled Trust

(continues)     105

Statements of net assets

Delaware Pooled® Trust — The Intermediate Fixed Income Portfolio

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Commercial Mortgage-Backed Securities (continued)
•	General Electric Capital
	Commercial Mortgage
	Series 2005-C4 A2
	5.305% 11/10/45	$25,000	$23,494
@•#	Goldman Sachs Mortgage
	Securities II Series 2006-RR3
	A1S 144A 5.662% 7/18/56	100,000	35,000
@•#	STRIPs III Series 2003-1A AFIX
	144A 3.308% 3/24/18	13,833	13,418
Total Commercial Mortgage-Backed Securities
(cost $256,270)			176,253

Corporate Bonds – 40.68%
Banking – 6.49%
	Bank of America
	5.125% 11/15/14	50,000	44,094
	5.65% 5/1/18	45,000	38,747
	Bank of New York Mellon
	5.125% 8/27/13	70,000	66,786
	BB&T 4.90% 6/30/17	25,000	20,025
	JPMorgan Chase
	5.75% 1/2/13	45,000	42,861
	6.00% 1/15/18	23,000	20,668
	PNC Funding 5.625% 2/1/17	40,000	33,923
	U.S. Bank North America
	4.80% 4/15/15	15,000	14,068
	6.375% 8/1/11	55,000	54,479
•	USB Capital IX 6.189% 4/15/49	35,000	18,209
	Wells Fargo 5.625% 12/11/17	45,000	39,767
•	Wells Fargo Capital XIII
	7.70% 12/29/49	55,000	45,004
			438,631
Basic Industry – 1.38%
#	ArcelorMittal 144A 6.125% 6/1/18	50,000	34,507
	Lubrizol 4.625% 10/1/09	25,000	24,089
	Rio Tinto Finance USA
	5.875% 7/15/13	10,000	8,542
	6.50% 7/15/18	5,000	3,885
	Weyerhaeuser 5.95% 11/1/08	22,000	22,000
			93,023
Brokerage – 4.42%
	AMVESCAP 4.50% 12/15/09	32,000	30,911
	Citigroup
	5.50% 4/11/13	80,000	73,248
	6.50% 8/19/13	15,000	14,234
	Goldman Sachs Group
	*5.45% 11/1/12	20,000	17,752
	5.95% 1/18/18	15,000	12,253
	6.15% 4/1/18	52,000	43,149
	Merrill Lynch 6.15% 4/25/13	80,000	73,886
	Morgan Stanley 5.30% 3/1/13	40,000	33,114
			298,547
Capital Goods – 0.82%
	General Electric 5.00% 2/1/13	25,000	23,604
*	Tyco Electronics Group
	5.95% 1/15/14	35,000	31,921
			55,525
Communications – 7.08%
*	AT&T 5.60% 5/15/18	25,000	21,367
	AT&T Wireless 8.125% 5/1/12	51,000	50,593
	British Telecommunications
	8.625% 12/15/10	55,000	54,367
	Cisco Systems 5.25% 2/22/11	75,000	75,104
	Comcast
	5.875% 2/15/18	15,000	12,584
	6.30% 11/15/17	23,000	19,909
	Deutsche Telekom
	International Finance
	5.25% 7/22/13	25,000	22,167
	8.00% 6/15/10	15,000	14,779
	Rogers Communications
	6.80% 8/15/18	65,000	56,974
	Telecom Italia Capital
	4.00% 1/15/10	12,000	10,817
	7.721% 6/4/38	10,000	6,820
	Thomson Reuters 5.95% 7/15/13	20,000	18,162
	Verizon Communications
	5.35% 2/15/11	55,000	53,796
	5.55% 2/15/16	20,000	17,475
#	Vivendi 144A 5.75% 4/4/13	20,000	18,392
	Vodafone Group
	5.00% 12/16/13	15,000	13,115
	5.00% 9/15/15	15,000	12,204
			478,625
Consumer Cyclical – 1.38%
	CVS Caremark
	4.875% 9/15/14	32,000	26,385
	5.75% 6/1/17	22,000	17,783
	Target 6.35% 1/15/11	10,000	9,899
	Wal-Mart Stores 4.25% 4/15/13	40,000	38,912
			92,979
Consumer Non-Cyclical – 6.46%
	Amgen
	4.00% 11/18/09	55,000	54,188
	4.85% 11/18/14	25,000	22,435
	AstraZeneca 5.40% 9/15/12	27,000	26,590
	Bottling Group 6.95% 3/15/14	30,000	30,694
	Covidien International Finance
	5.45% 10/15/12	25,000	24,146
#	Dr Pepper Snapple Group 144A
	6.82% 5/1/18	50,000	43,849
	General Mills 5.65% 9/10/12	15,000	13,862
	GlaxoSmithKline Capital
	4.375% 4/15/14	10,000	9,110
	5.65% 5/15/18	43,000	38,175

2008 Annual report • Delaware Pooled Trust

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Kraft Foods
4.125% 11/12/09	$17,000	$16,798
6.125% 2/1/18	40,000	34,329
Quest Diagnostic 5.45% 11/1/15	25,000	20,261
Safeway 6.50% 3/1/11	40,000	39,045
Schering-Plough 5.55% 12/1/13	14,000	13,292
Wyeth 5.50% 2/1/14	53,000	49,721
		436,495
Electric – 2.86%
Baltimore Gas & Electric
6.125% 7/1/13	15,000	13,655
Columbus Southern Power
6.05% 5/1/18	10,000	8,335
Commonwealth Edison
5.40% 12/15/11	35,000	32,769
6.15% 9/15/17	11,000	9,376
Detroit Edison 5.60% 6/15/18	15,000	12,743
Illinois Power 6.125% 11/15/17	8,000	6,510
Pacific Gas & Electric 4.20% 3/1/11	57,000	54,338
PECO Energy 5.35% 3/1/18	10,000	8,247
# Power Contract Financing 144A
6.256% 2/1/10	8,575	8,706
PPL Electric Utilities
7.125% 11/30/13	20,000	20,451
South Carolina Electric & Gas
6.50% 11/1/18	10,000	9,779
Union Electric 6.70% 2/1/19	5,000	4,164
# West Penn Power 144A
5.95% 12/15/17	5,000	4,049
		193,122
Energy – 3.02%
Baker Hughes 6.50% 11/15/13	15,000	15,032
Canadian Natural Resources
6.00% 8/15/16	15,000	12,699
Enbridge Energy Partners
6.50% 4/15/18	20,000	16,686
Petro-Canada 6.05% 5/15/18	10,000	7,785
# Plains All American Pipeline 144A
6.50% 5/1/18	25,000	18,528
# Ras Laffan Liquefied Natural Gas III
144A 5.832% 9/30/16	90,000	82,392
Suncor Energy 5.95% 12/1/34	25,000	15,791
Weatherford International
6.00% 3/15/18	15,000	11,477
6.35% 6/15/17	5,000	4,137
XTO Energy 5.50% 6/15/18	25,000	19,713
		204,240
Finance Companies – 1.65%
American Express 7.00% 3/19/18	32,000	24,689
Caterpillar Financial Services
7.05% 10/1/18	10,000	9,454
General Electric Capital
5.625% 5/1/18	35,000	28,863
International Lease Finance
5.35% 3/1/12	12,000	7,832
5.875% 5/1/13	33,000	21,239
6.625% 11/15/13	15,000	9,749
•# Xstrata Finance 144A
3.154% 11/13/09	10,000	9,823
		111,649
Insurance – 3.11%
Allstate Life Global Funding Trusts
5.375% 4/30/13	30,000	27,137
• Hartford Financial Services Group
8.125% 6/15/38	15,000	7,496
MetLife 6.817% 8/15/18	20,000	17,249
ReliaStar Financial 6.50% 11/15/08	77,000	77,071
UnitedHealth Group
5.25% 3/15/11	13,000	12,560
5.50% 11/15/12	20,000	17,681
Unitrin 6.00% 5/15/17	17,000	14,188
WellPoint
5.00% 1/15/11	27,000	26,637
5.00% 12/15/14	12,000	10,372
		210,391
Natural Gas – 0.79%
Enterprise Products Operating
6.375% 2/1/13	42,000	38,253
7.50% 2/1/11	15,000	14,834
		53,087
Real Estate – 0.16%
Regency Centers 5.875% 6/15/17	14,000	10,682
		10,682
Technology – 0.83%
Oracle 4.95% 4/15/13	55,000	51,581
Xerox 5.50% 5/15/12	6,000	4,667
		56,248
Transportation – 0.23%
Burlington North Santa Fe
5.90% 7/1/12	16,000	15,668
		15,668
Total Corporate Bonds
(cost $3,003,511)		2,748,912

Foreign Agencies – 0.39%
France – 0.19%
France Telecom 7.75% 3/1/11	13,000	12,865
		12,865
Republic of Korea – 0.20%
Korea Development Bank
5.30% 1/17/13	15,000	13,482
		13,482
Total Foreign Agencies
(cost $29,154)		26,347

2008 Annual report • Delaware Pooled Trust

(continues)     107

Statements of net assets

Delaware Pooled® Trust — The Intermediate Fixed Income Portfolio

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Municipal Bonds – 1.74%
	California State Series A
	5.50% 6/22/09	$65,000	$66,031
	West Virginia Tobacco Settlement
	Finance Authority Series A
	7.467% 6/1/47	60,000	51,513
	Total Municipal Bonds
	(cost $125,504)		117,544

Non-Agency Asset-Backed Securities – 3.53%
	Caterpillar Financial Asset Trust
	•Series 2008-A A2B
	4.409% 12/27/10	25,000	24,664
	Series 2008-A A3
	4.94% 4/25/14	20,000	19,187
	Chase Manhattan Auto Owner
	Trust Series 2006-B A3
	5.13% 5/15/11	50,599	50,566
	CNH Equipment Trust
	Series 2005-B A4B
	4.40% 5/16/11	29,500	29,069
	Series 2008-A A3
	4.12% 5/15/12	5,000	4,779
	Series 2008-A A4A
	4.93% 8/15/14	10,000	9,124
	Series 2008-B A3A
	4.78% 7/16/12	10,000	9,686
@	Mid-State Trust
	Series 11 A1 4.864% 7/15/38	29,599	27,322
	#Series 2006-1 A 144A
	5.787% 10/15/40	30,705	28,862
@Õ	Renaissance Home Equity Loan
	Trust Series 2007-2 AF2
	5.675% 6/25/37	30,000	25,794
@#	Silverleaf Finance Series 2005-A A
	144A 4.857% 11/15/16	9,588	9,347
Total Non-Agency Asset-Backed Securities
	(cost $248,016)		238,400

Non-Agency Collateralized Mortgage Obligations – 3.16%
	Deutsche Alternative Securities
	Loan Trust Series 2003-4XS
	A6A 4.82% 10/25/33	107,408	96,492
•	JPMorgan Mortgage Trust
	Series 2006-A2 3A3
	5.678% 4/25/36	100,000	60,000
	@Series 2007-A1 B1
	4.814% 7/25/35	98,544	57,371
Total Non-Agency Collateralized Mortgage
	Obligations (cost $299,822)		213,863

U.S. Treasury Obligations – 10.63%
	U.S. Treasury Inflation Index Notes
	2.375% 1/15/17	358,555	327,069
*	U.S. Treasury Notes
	3.125% 9/30/13	385,000	391,377
	Total U.S. Treasury Obligations
	(cost $734,841)		718,446

		Number of
		Shares
Preferred Stock – 0.73%
	JPMorgan Chase 7.90%	35,000	28,438
	PNC Financial Services Group 8.25%	25,000	20,634
	Total Preferred Stock
	(cost $57,805)		49,072

	Total Value of Securities Before Securities
	Lending Income – 100.67%
	(cost $7,290,571)		6,802,418

Securities Lending Collateral** – 14.26%
	Investment Companies
	Mellon GSL DBT II Collateral Fund	987,331	962,845
	Mellon GSL DBT II Liquidation Trust	15,574	841
	Total Securities Lending Collateral
	(cost $1,002,905)		963,686
	Total Value of Securities – 114.93%
	(cost $8,293,476)		7,766,104 ©
	Obligation to Return Securities
	Lending Collateral** – (14.84%)		(1,002,905)
	Liabilities Net of Receivables and
	Other Assets – (0.09%)		(5,857)
	Net Assets Applicable to 734,292 Shares
	Outstanding; Equivalent to $9.20
	Per Share – 100.00%		$6,757,342

Components of Net Assets at October 31, 2008:
	Shares of beneficial interest
	(unlimited authorization – no par)		$7,881,482
	Undistributed net investment income		8,315
	Accumulated net realized loss on investments		(597,706)
	Net unrealized depreciation of investments		(534,749)
	Total net assets		$6,757,342

2008 Annual report • Delaware Pooled Trust

f	Step coupon bond. Coupon increases periodically based on a predetermined schedule. Stated rate in effect at October 31, 2008.
•	Variable rate security. The rate shown is the rate as of October 31, 2008.
*	Fully or partially on loan.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
¥	Fully or partially pledged as collateral for financial futures contracts.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2008, the aggregate amount of Rule 144A securities was $369,284, which represented 5.46% of the Portfolio’s net assets. See Note 13 in “Notes to financial statements.”
@	Illiquid security. At October 31, 2008, the aggregate amount of illiquid securities was $197,114, which represented 2.92% of the Portfolio’s net assets. See Note 13 in “Notes to financial statements.”
Õ	Restricted Security. Investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At October 31, 2008, the aggregate amount of the restricted security was $25,794 or 0.38% of the Portfolio’s net assets. Further detail on these holdings appear below and in Note 13 in “Notes to financial statements.”

	Date of
Investment	Acquisition	Cost	Value
Renaissance Home Equity
Loan Trust Series 2007-2 AF2
5.675% 6/25/37	5/14/07	$30,000	$25,794

**See Note 12 in “Notes to financial statements.”
©Includes $966,796 of securities loaned.

Summary of Abbreviations:
ARM — Adjustable Rate Mortgage
CDS — Credit Default Swap
CPN — Coupon
FHAVA — Federal Housing Administration & Veterans Administration
GNMA — Government National Mortgage Association
S.F. — Single Family
yr — Year

The following options written and swap contracts were outstanding at October 31, 2008:

Written Options[1]
					Unrealized
	Number of	Notional	Exercise	Expiration	Appreciation
Description	Contracts	Value	Price	Date	(Depreciation)
Written Call Options
U.S. Treasury
10 yr
Future	(15)	$1,500,000	$114.00	11/21/08	$4,184
U.S. Treasury
10 yr
Future	(16)	1,600,000	115.00	11/21/08	463
		$3,100,000			$4,647
Written Put Options
U.S. Treasury
10 yr
Future	(15)	$1,500,000	$112.50	11/21/08	$(6,832)
U.S. Treasury
10 yr
Future	(8)	800,000	113.50	11/21/08	(7,769)
		$2,300,000			$(14,601)

Swap Contracts[2]
Credit Default Swap Contracts

		Annual		Unrealized
Swap Counterparty &	Notional	Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
Citigroup Global Markets
Century Tel 5 yr CDS	$20,000	1.71%	9/20/13	$(97)
Hartford Financial CDS	5,000	4.30%	12/20/13	313
Hartford Financial CDS	5,000	4.95%	12/20/13	194
Goldman Sachs
Kraft Food 10 yr CDS	40,000	0.77%	12/20/17	1,172
JPMorgan Chase
Embarq 7 yr CDS	20,000	0.77%	9/20/14	1,101
Hartford Financial CDS	5,000	5.20%	12/20/13	148
Hartford Financial CDS	2,500	7.00%	12/20/13	(90)
	$97,500			$2,741

The use of written options and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 10 in ”Notes to financial statements.”
2See Note 11 in ”Notes to financial statements.”

See accompanying notes

2008 Annual report • Delaware Pooled Trust

(continues)     109

Statements of net assets

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio
October 31, 2008

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Agency Asset-Backed Security – 0.07%
	Fannie Mae Grantor Trust
	Series 2003-T4 2A5
	5.407% 9/26/33	$25,038	$22,279
Total Agency Asset-Backed Security
	(cost $24,796)		22,279

Agency Collateralized Mortgage Obligations – 4.49%
	Fannie Mae
	Series 2002-90 A1
	6.50% 6/25/42	2,885	3,019
	Series 2005-67 EY
	5.50% 8/25/25	45,000	40,327
	Series 2005-110 MB
	5.50% 9/25/35	128,162	130,116
	•Series 2006-M2 A2F
	5.259% 5/25/20	230,000	216,335
•	Fannie Mae Grantor Trust
	Series 2001-T5 A2
	7.00% 2/19/30	96,901	102,041
	Freddie Mac
	Series 2890 PC 5.00% 7/15/30	115,000	113,382
	Series 3063 PC 5.00% 2/15/29	145,000	145,403
	Series 3113 QA 5.00% 11/15/25	131,647	132,650
	Series 3123 HT 5.00% 3/15/26	95,000	83,690
	Series 3173 PE 6.00% 4/15/35	90,000	88,004
	Series 3337 PB 5.50% 7/15/30	115,000	115,672
	Series 3416 GK 4.00% 7/15/22	72,789	69,883
w	Freddie Mac Structured Pass
	Through Securities Series T-54 2A
	6.50% 2/25/43	3,802	3,777
	GNMA
	Series 2002-28 B
	5.779% 7/16/24	21,959	22,246
	•Series 2003-78 B
	5.11% 10/16/27	85,000	85,550
Total Agency Collateralized
	Mortgage Obligations
	(cost $1,368,285)		1,352,095

Agency Mortgage-Backed Securities – 35.22%
	Fannie Mae 6.07% 5/1/09	1,916	1,925
•	Fannie Mae ARM
	5.134% 11/1/35	46,736	46,907
	5.183% 3/1/38	114,913	115,423
	5.398% 4/1/36	63,713	64,335
	Fannie Mae Relocation 30 yr
	5.00% 2/1/36	177,970	169,613
	Fannie Mae S.F. 15 yr
	4.50% 8/1/19	11,903	11,394
	4.50% 6/1/23	337,756	321,629
	5.00% 10/1/18	15,643	15,419
	5.00% 2/1/19	25,545	25,100
	5.00% 1/1/20	15,520	15,206
	5.00% 6/1/20	2,789	2,732
	5.00% 2/1/21	7,240	7,085
	5.00% 5/1/21	188,565	185,277
	5.50% 4/1/21	14,031	14,003
	5.50% 1/1/23	152,161	151,832
	5.50% 4/1/23	350,139	349,346
	6.00% 8/1/22	408,443	411,731
	7.00% 11/1/14	3,157	3,333
	Fannie Mae S.F. 15 yr TBA
	5.50% 12/1/23	580,000	577,282
	Fannie Mae S.F. 30 yr
	5.00% 3/1/34	50,255	47,718
	5.00% 5/1/34	16,952	16,086
	5.00% 1/1/35	26,611	25,251
	5.00% 5/1/35	126,411	119,872
	5.00% 1/1/36	358,002	339,707
	5.00% 3/1/36	101,636	96,331
	5.00% 4/1/36	77,128	73,102
	5.00% 12/1/36	328,330	311,345
	5.00% 12/1/37	48,802	46,251
	5.00% 1/1/38	81,566	77,303
	5.00% 2/1/38	37,991	36,002
	5.50% 2/1/35	99,020	96,911
	5.50% 5/1/35	89,952	87,979
	5.50% 12/1/35	163,453	159,868
	5.50% 3/1/36	93,518	91,424
	5.50% 4/1/36	243,205	237,758
	5.50% 5/1/36	81,327	79,505
	5.50% 9/1/36	93,709	91,713
	5.50% 11/1/36	566,357	553,939
	5.50% 8/1/37	375,294	366,868
	5.50% 4/1/38	345,878	338,077
	6.00% 9/1/34	2,495	2,499
	6.00% 11/1/34	16,179	16,203
	6.00% 10/1/35	26,555	26,562
	6.00% 4/1/36	94,183	94,193
	6.00% 12/1/36	413,316	413,359
	6.00% 8/1/38	386,741	386,721
	6.50% 6/1/29	13,663	13,985
	6.50% 1/1/34	11,764	11,982
	6.50% 4/1/36	39,613	40,178
	6.50% 6/1/36	77,843	78,955
	*6.50% 9/1/36	432,403	438,578
	6.50% 10/1/36	73,678	74,731
	6.50% 3/1/37	64,257	65,175
	6.50% 7/1/37	143,832	145,881
	6.50% 8/1/37	111,801	113,392
	6.50% 11/1/37	262,509	266,244
	6.50% 12/1/37	82,986	84,167
	7.00% 12/1/34	5,488	5,667
	7.00% 12/1/35	4,043	4,163
	7.00% 12/1/37	136,863	141,458
	7.50% 6/1/31	4,343	4,556
	7.50% 4/1/32	2,784	2,949

2008 Annual report • Delaware Pooled Trust

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Agency Mortgage-Backed Securities (continued)
	Fannie Mae S.F. 30 yr (continued)
	7.50% 5/1/33	$7,737	$8,179
	7.50% 6/1/34	6,166	6,506
•	Freddie Mac ARM
	5.51% 8/1/36	87,682	88,665
	5.676% 7/1/36	84,448	85,406
	5.819% 10/1/36	120,185	122,135
	6.704% 4/1/34	3,824	3,845
	Freddie Mac S.F. 30 yr
	5.00% 12/1/22	334,655	327,094
	5.00% 3/1/34	44,575	42,255
	5.00% 11/1/35	339,130	321,269
	5.00% 2/1/36	22,292	21,118
	5.00% 10/1/36	308,426	292,182
	5.50% 11/1/33	38,353	37,495
	5.50% 1/1/35	318,158	310,847
	5.50% 10/1/36	164,518	160,558
	5.50% 8/1/38	339,265	331,044
	6.00% 6/1/37	221,088	220,825
	7.00% 11/1/33	3,444	3,534
	GNMA S.F. 30 yr 7.50% 1/15/32	6,805	7,171
Total Agency Mortgage-Backed
	Securities (cost $10,775,198)		10,604,308

Agency Obligations – 11.59%
	Fannie Mae
	2.50% 4/9/10	690,000	683,874
	2.875% 10/12/10	215,000	214,342
	*4.75% 11/19/12	470,000	481,638
	4.875% 5/18/12	120,000	123,069
	^6.081% 10/9/19	210,000	100,300
	Federal Home Loan Bank
	*3.375% 10/20/10	340,000	340,888
	*3.625% 10/18/13	70,000	67,594
	*5.125% 8/14/13	1,135,000	1,172,593
^	Financing Corporation Interest
	Strip CPN13 5.345% 12/27/13	170,000	141,808
	Freddie Mac 3.125% 10/25/10	85,000	85,232
*	Tennessee Valley Authority
	4.875% 1/15/48	90,000	77,387
Total Agency Obligations
	(cost $3,534,494)		3,488,725

Commercial Mortgage-Backed Securities – 5.00%
	#American Tower Trust
	Series 2007-1A AFX 144A
	5.42% 4/15/37	120,000	101,266
•	Bank of America
	Commercial Mortgage
	Series 2005-6 AM
	5.352% 9/10/47	50,000	33,973
	Series 2007-3 A4
	5.658% 6/10/49	70,000	52,387
•	Bear Stearns Commercial
	Mortgage Securities
	Series 2006-PW12A4
	5.718% 9/11/38	40,000	31,837
	Series 2007-T28 A4
	5.742% 9/11/42	260,000	195,255
#w•	Commercial Mortgage Pass
	Through Certificates
	Series 2001-J1A A2 144A
	6.457% 2/14/34	22,054	21,566
•	Credit Suisse Mortgage Capital
	Certificates Series 2006-C1 AAB
	5.552% 2/15/39	30,000	25,094
#	Crown Castle Towers 144A
	•Series 2005-1A AFL
	4.94% 6/15/35	110,000	100,606
	Series 2005-1A C
	5.074% 6/15/35	25,000	22,530
	Series 2006-1A B
	5.362% 11/15/36	55,000	46,789
•	DLJ Commercial Mortgage
	Series 1999-CG3 A3
	7.73% 10/10/32	40,000	40,015
	First Union National Bank-
	Bank of America Commercial
	Mortgage Trust Series 2001- C1 C
	5.317% 3/15/33	30,000	29,083
	General Electric Capital
	Commercial Mortgage
	Series 2002-1A A3
	6.269% 12/10/35	95,000	89,927
	Goldman Sachs Mortgage
	Securities II
	Series 2004-GG2 A3
	4.602% 8/10/38	55,000	54,008
	Series 2005-GG4 A4
	4.761% 7/10/39	50,000	39,680
•	Greenwich Capital Commercial
	Funding Series 2004-GG1 A7
	5.317% 6/10/36	45,000	38,660
	JPMorgan Chase Commercial
	Mortgage Securities
	Series 2002-C1 A3
	5.376% 7/12/37	75,000	68,344
	Lehman Brothers-UBS
	Commercial Mortgage Trust
	Series 2001-C2 A1
	6.27% 6/15/20	5,987	5,932
	Series 2002-C1 A4
	6.462% 3/15/31	45,000	43,092
	Merrill Lynch/Countrywide
	Commercial Mortgage
	Trust Series 2007-5 A1
	4.275% 8/12/48	197,759	183,770
•	Merrill Lynch Mortgage Trust
	Series 2006-C1 ASB
	5.657% 5/12/39	100,000	82,988

2008 Annual report • Delaware Pooled Trust

(continues)     111

Statements of net assets

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Commercial Mortgage-Backed Securities (continued)
#	SBA Commercial Mortgage
	Securities Trust Series 2006-1A B
	144A 5.451% 11/15/36	$70,000	$65,134
#@	Tower Series 2006-1 C 144A
	5.707% 2/15/36	30,000	27,546
	Wachovia Bank Commercial
	Mortgage Trust
	Series 2006-C28 A2
	5.50% 10/15/48	120,000	107,733
Total Commercial Mortgage-Backed
	Securities (cost $1,716,523)		1,507,215

Corporate Bonds – 24.60%
Banking – 3.38%
	Bank of America
	4.90% 5/1/13	100,000	92,592
	5.125% 11/15/14	45,000	39,685
	Bank of New York Mellon
	5.125% 8/27/13	260,000	248,059
	BB&T 5.25% 11/1/19	80,000	61,689
	BB&T Capital Trust I
	5.85% 8/18/35	90,000	58,333
	JPMorgan Chase
	6.00% 1/15/18	40,000	35,944
	6.40% 5/15/38	20,000	17,222
@	JPMorgan Chase Capital XXV
	6.80% 10/1/37	82,000	59,168
	PNC Funding 5.625% 2/1/17	80,000	67,845
•@∏	Popular North America
	4.608% 4/6/09	58,000	56,654
	U.S. Bank 4.80% 4/15/15	40,000	37,516
•	USB Capital IX 6.189% 4/15/49	105,000	54,626
	Wells Fargo 5.625% 12/11/17	50,000	44,185
•	Wells Fargo Capital XIII
	7.70% 12/29/49	175,000	143,195
			1,016,713
Basic Industry – 0.88%
#	ArcelorMittal 144A
	6.125% 6/1/18	180,000	124,231
	Lubrizol 4.625% 10/1/09	102,000	98,281
	Rio Tinto Finance USA
	5.875% 7/15/13	35,000	29,895
	6.50% 7/15/18	15,000	11,655
			264,062
Brokerage – 2.36%
	AMVESCAP 4.50% 12/15/09	85,000	82,108
	Citigroup
	4.625% 8/3/10	100,000	96,301
	6.50% 8/19/13	185,000	175,548
	Goldman Sachs Group
	5.95% 1/18/18	45,000	36,759
	6.15% 4/1/18	150,000	124,469
	@6.75% 10/1/37	24,000	15,668
	Jefferies Group 6.45% 6/8/27	68,000	48,515
	Morgan Stanley
	5.30% 3/1/13	65,000	53,810
	5.375% 10/15/15	100,000	78,288
			711,466
Capital Goods – 0.29%
*	Tyco Electronics Group
	5.95% 1/15/14	95,000	86,641
			86,641
Communications – 4.31%
	AT&T 5.60% 5/15/18	92,000	78,632
	AT&T Wireless 8.125% 5/1/12	168,000	166,658
	Comcast
	•5.119% 7/14/09	38,000	36,413
	5.875% 2/15/18	85,000	71,307
	6.30% 11/15/17	57,000	49,339
	Deutsche Telekom International
	Finance 8.75% 6/15/30	70,000	62,120
	France Telecom 7.75% 3/1/11	31,000	30,677
	Rogers Communications
	6.80% 8/15/18	175,000	153,392
	Telecom Italia Capital
	4.00% 1/15/10	116,000	104,560
	7.721% 6/4/38	40,000	27,279
	Thomson Reuters
	5.95% 7/15/13	50,000	45,405
	6.50% 7/15/18	65,000	54,743
	Time Warner Cable 7.30% 7/1/38	50,000	41,946
	Verizon Communications
	5.55% 2/15/16	105,000	91,746
	6.10% 4/15/18	45,000	39,383
	6.40% 2/15/38	55,000	43,161
	8.95% 3/1/39	30,000	30,525
#	Vivendi 144A 6.625% 4/4/18	115,000	98,164
	Vodafone Group
	5.00% 12/16/13	60,000	52,461
	5.00% 9/15/15	25,000	20,340
			1,298,251
Consumer Cyclical – 1.04%
	CVS Caremark
	4.875% 9/15/14	63,000	51,945
	5.75% 6/1/17	122,000	98,618
*	Target 6.00% 1/15/18	100,000	82,829
	Wal-Mart Stores
	6.20% 4/15/38	68,000	58,881
	6.50% 8/15/37	25,000	22,508
			314,781
Consumer Non-Cyclical – 3.93%
	Amgen
	4.85% 11/18/14	70,000	62,819
	6.375% 6/1/37	150,000	121,558
	AstraZeneca 5.90% 9/15/17	40,000	36,983

2008 Annual report • Delaware Pooled Trust

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Covidien International Finance
6.00% 10/15/17	$29,000	$25,329
6.55% 10/15/37	30,000	23,782
Delhaize America 9.00% 4/15/31	83,000	73,713
Diageo Capital 5.75% 10/23/17	60,000	51,668
# Dr Pepper Snapple Group 144A
6.82% 5/1/18	155,000	135,933
General Mills 5.65% 9/10/12	45,000	41,585
GlaxoSmithKline Capital
4.375% 4/15/14	25,000	22,776
5.65% 5/15/18	100,000	88,778
Kraft Foods 6.125% 2/1/18	110,000	94,406
Pepsi Bottling Group
6.95% 3/15/14	130,000	133,006
Quest Diagnostics 5.45% 11/1/15	70,000	56,730
Wyeth 5.50% 2/1/14	227,000	212,957
		1,182,023
Electric – 1.70%
Baltimore Gas & Electric
6.125% 7/1/13	40,000	36,414
Columbus Southern Power
6.05% 5/1/18	30,000	25,006
Commonwealth Edison
5.80% 3/15/18	25,000	20,547
6.15% 9/15/17	39,000	33,244
Detroit Edison 5.60% 6/15/18	35,000	29,734
Duke Energy Indiana
6.35% 8/15/38	55,000	46,023
Florida Power 6.40% 6/15/38	50,000	44,121
Illinois Power 6.125% 11/15/17	35,000	28,479
PECO Energy 5.35% 3/1/18	25,000	20,618
# Power Contract Financing 144A
6.256% 2/1/10	20,580	20,895
PPL Electric Utilities
7.125% 11/30/13	60,000	61,353
South Carolina Electric & Gas
6.50% 11/1/18	40,000	39,117
Union Electric 6.70% 2/1/19	110,000	91,617
# West Penn Power 144A
5.95% 12/15/17	20,000	16,197
		513,365
Energy – 1.97%
Baker Hughes 6.50% 11/15/13	50,000	50,106
Canadian Natural Resources
6.00% 8/15/16	60,000	50,796
Enbridge Energy Partners
6.50% 4/15/18	42,000	35,040
Nexen 5.65% 5/15/17	45,000	35,793
Petro-Canada 6.05% 5/15/18	70,000	54,493
# Plains All American Pipelines
144A 6.50% 5/1/18	108,000	80,042
Suncor Energy
5.95% 12/1/34	35,000	22,108
6.85% 6/1/39	61,000	43,696
TransCanada Pipelines
7.25% 8/15/38	70,000	55,632
Weatherford International
5.95% 6/15/12	5,000	4,507
6.00% 3/15/18	60,000	45,906
6.35% 6/15/17	30,000	24,823
XTO Energy
5.50% 6/15/18	50,000	39,426
6.75% 8/1/37	70,000	52,011
		594,379
Finance Companies – 1.46%
Caterpillar Financial Services
7.05% 10/1/18	55,000	51,999
General Electric Capital
5.625% 5/1/18	220,000	181,427
5.875% 1/14/38	40,000	28,615
•# ILFC E-Capital Trust II 144A
6.25% 12/21/65	100,000	32,405
International Lease Finance
5.35% 3/1/12	74,000	48,298
5.875% 5/1/13	79,000	50,844
6.625% 11/15/13	70,000	45,496
		439,084
Insurance – 1.69%
• Hartford Financial Services Group
8.125% 6/15/38	110,000	54,971
MetLife
6.40% 12/15/36	60,000	29,926
6.817% 8/15/18	100,000	86,244
@∏ Montpelier Re Holdings
6.125% 8/15/13	19,000	9,330
UnitedHealth Group
5.50% 11/15/12	85,000	75,142
5.80% 3/15/36	145,000	89,426
Unitrin 6.00% 5/15/17	68,000	56,752
WellPoint
5.00% 1/15/11	60,000	59,193
5.00% 12/15/14	56,000	48,404
		509,388
Natural Gas – 0.35%
Enterprise Products Operating
6.375% 2/1/13	80,000	72,862
6.50% 1/31/19	7,000	5,681
Kinder Morgan Energy Partners
6.95% 1/15/38	35,000	25,734
		104,277
Real Estate – 0.16%
Regency Centers 5.875% 6/15/17	64,000	48,833
		48,833
Technology – 1.08%
International Business Machines
7.625% 10/15/18	100,000	103,657

2008 Annual report • Delaware Pooled Trust

(continues)     113

Statements of net assets

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Technology (continued)
Oracle
4.95% 4/15/13	$105,000	$98,473
5.75% 4/15/18	80,000	70,125
Xerox 5.50% 5/15/12	68,000	52,889
		325,144
Total Corporate Bonds
(cost $8,433,179)		7,408,407

Foreign Agency – 0.18%
Republic of Korea – 0.18%
Korea Development Bank
5.30% 1/17/13	60,000	53,928
Total Foreign Agency
(cost $60,314)		53,928

Municipal Bonds – 1.26%
§ California State 5.00% 2/1/33-14	5,000	5,407
California State University
Systemwide Revenue
5.00% 11/1/30 (AMBAC)	15,000	14,032
Massachusetts State Health &
Education Facilities Authority
Revenue (Harvard University)
Series A 5.00% 7/15/36	65,000	63,098
New Jersey Economic
Development Authority
Revenue Cigarette Tax
5.75% 6/15/29	5,000	3,901
New York State Urban
Development Revenue
(State Personal Income Tax)
Series A-1 5.25% 3/15/34 (FGIC)	25,000	24,089
Oregon State Taxable Pension
5.892% 6/1/27	30,000	29,064
Portland, Oregon Sewer System
Revenue Refunding (First Lien)
Series A 5.00% 6/15/18	80,000	83,238
West Virginia Asset-Backed
Tobacco Settlement
Finance Authority Series A
7.467% 6/1/47	150,000	128,783
West Virginia Economic
Development Authority
Excess Lottery Revenue
5.37% 7/1/20 (MBIA)	30,000	27,346
Total Municipal Bonds
(cost $417,076)		378,958

Non-Agency Asset-Backed Securities – 6.67%
• Bank of America Credit Card Trust
Series 2006-A10 A10
4.54% 2/15/12	400,000	384,885
Series 2008-A5 A5
5.76% 12/16/13	130,000	117,085
Series 2008-A7 A7
5.26% 12/15/14	40,000	33,900
Capital One Multi-Asset Execution
Trust Series 2007-A7 A7
5.75% 7/15/20	100,000	57,209
Caterpillar Financial Asset Trust
Series 2007-A A3A
5.34% 6/25/12	30,000	29,713
•Series 2008-A A2B
4.409% 12/27/10	115,000	113,453
Series 2008-A A3
4.94% 4/25/14	80,000	76,749
CNH Equipment Trust
Series 2007-B A3A
5.40% 10/17/11	50,000	49,517
Series 2008-A A3
4.12% 5/15/12	25,000	23,893
Series 2008-A A4A
4.93% 8/15/14	40,000	36,495
Series 2008-B A3A
4.78% 7/16/12	40,000	38,744
Discover Card Master Trust
Execution Note Series
2007-A1 A1 5.65% 3/16/20	155,000	110,131
2008-A4 A4 5.65% 12/15/15	110,000	92,724
#@ Dunkin Securitization
Series 2006-1 A2 144A
5.779% 6/20/31	135,000	113,525
•# Golden Credit Card Trust 2008-3
A 144A 5.56% 7/15/17	100,000	87,600
Hyundai Auto Receivables Trust
Series 2007-A A3A
5.04% 1/17/12	30,000	29,533
Series 2008-A A3
4.93% 12/17/12	50,000	45,890
John Deere Owner Trust
Series 2008-A A3
4.18% 6/15/12	50,000	48,467
•#@ MASTR Specialized Loan Trust
Series 2005-2 A2 144A
5.006% 7/25/35	16,278	14,080
• MBNA Credit Card Master
Note Trust Series 2005-A4
4.60% 11/15/12	40,000	37,090
@ Merrill Lynch Mortgage Investors
Series 2006-AR1 A2C
3.419% 3/25/37	95,000	66,131

2008 Annual report • Delaware Pooled Trust

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Non-Agency Asset-Backed Securities (continued)
	Mid-State Trust
	@Series 11 A1 4.864% 7/15/38	$13,454	$12,419
	@Series 2004-1 A
	6.005% 8/15/37	10,971	9,875
	@Series 2005-1 A
	5.745% 1/15/40	16,421	14,142
	#@Series 2006-1 A 144A
	5.787% 10/15/40	76,761	72,156
•	Renaissance Home Equity Loan Trust
	@Series 2006-1 AF3
	5.608% 5/25/36	80,000	76,599
	@∏Series 2007-2 AF2
	5.675% 6/25/37	75,000	64,486
	RSB Bondco Series 2007-A A2
	5.72% 4/1/18	115,000	107,042
@∏	Structured Asset Securities
	Series 2001-SB1 A2
	3.375% 8/25/31	19,703	16,026
	World Omni Auto Receivables
	Trust Series 2008-A A3A
	3.94% 1/15/11	30,000	28,360
Total Non-Agency Asset-Backed
	Securities (cost $2,265,935)		2,007,919

Non-Agency Collateralized Mortgage Obligations – 8.61%
	Bank of America Alternative
	Loan Trust
	Series 2004-11 1CB1
	6.00% 12/25/34	30,243	25,688
	@Series 2005-3 2A1
	5.50% 2/25/20	159,908	143,417
•	Bank of America Mortgage
	Securities Series 2004-L 4A1
	5.151% 1/25/35	66,817	54,996
•	Citigroup Mortgage Loan Trust
	@Series 2007-AR5 1AB
	5.614% 4/25/37	171,159	125,377
	Series 2007-AR8 1A3A
	6.031% 8/25/37	153,040	113,038
	Countrywide Alternative
	Loan Trust
	•Series 2004-J7 1A2
	4.673% 8/25/34	2,937	2,852
	Series 2004-J8 1A1
	7.00% 9/25/34	53,707	49,025
	@Series 2005-57CB 4A3
	5.50% 12/25/35	39,851	37,773
	@Series 2006-2CB A3
	5.50% 3/25/36	64,616	59,264
w	Countrywide Home Loan
	Mortgage Pass Through Trust
	@Series 2004-12 1M
	4.732% 8/25/34	101,482	55,746
	Series 2005-23 A1
	5.50% 11/25/35	153,983	135,072
	#Series 2005-R2 2A4 144A
	8.50% 6/25/35	104,598	103,068
•	First Horizon Asset Securities
	Series 2007-AR3 2A2
	6.292% 11/25/37	266,593	204,759
•	GMAC Mortgage Loan Trust
	Series 2005-AR2 4A
	5.187% 5/25/35	303,160	235,873
#	GSMPS Mortgage Loan Trust
	Series 2006-RP1 1A2 144A
	7.50% 1/25/36	109,333	107,129
•	JP Morgan Mortgage Trust
	Series 2005-A4 1A1
	5.396% 7/25/35	167,833	138,327
	Series 2005-A8 1A1
	5.401% 11/25/35	278,138	232,642
@	Lehman Mortgage Trust
	Series 2005-2 2A3
	5.50% 12/25/35	45,407	41,285
@	MASTR ARM Trust Series 2005-1
	B1 5.461% 3/25/35	151,632	89,411
@	Residential Accredit Loans
	Series 2005-QR1 A
	6.00% 10/25/34	144,835	108,536
@	Structured Asset Securities
	Series 2005-6 B2
	5.339% 5/25/35	95,188	30,191
•@w	Washington Mutual Mortgage
	Pass Through Certificates
	Series 2006-AR8 1A5
	5.877% 8/25/46	50,647	24,427
	Series 2006-AR8 2A3
	6.127% 8/25/36	15,288	7,686
	Wells Fargo Mortgage-Backed
	Securities Trust
	@Series 2005-AR16 6A4
	5.001% 10/25/35	187,997	117,077
	Series 2006-2 3A1
	5.75% 3/25/36	166,240	120,888
	Series 2006-4 1A8
	5.75% 4/25/36	84,686	76,564
	@Series 2006-AR11 A7
	5.510% 8/25/36	141,487	72,458
	@Series 2006-AR12 1A2
	6.030% 9/25/36	70,423	41,504
	Series 2007-8 2A6
	6.00% 7/25/37	45,000	38,509
Total Non-Agency Collateralized
	Mortgage Obligations
	(cost $3,391,928)		2,592,582

2008 Annual report • Delaware Pooled Trust

(continues)     115

Statements of net assets

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio

	Number of	Value
	Shares	(U.S. $)
Preferred Stock – 0.51%
• Bank of America 8.00%	30,000	$22,494
• JPMorgan Chase 7.90%	90,000	73,128
• PNC Financial Services
Group 8.25%	70,000	57,774
Total Preferred Stock
(cost $188,423)		153,396

	Principal
	Amount
U.S. Treasury Obligations – 1.43%
* U.S. Treasury Bonds
4.375% 2/15/38	$400,000	401,313
* U.S. Treasury Notes
4.00% 8/15/18	30,000	30,049
Total U.S. Treasury Obligations
(cost $440,099)		431,362

Repurchase Agreement** – 0.02%
BNP Paribas 0.10%, dated 10/31/08,
to be repurchased on 11/3/08,
repurchase price $5,000
(collateralized by U.S. government
obligations, 4.875%, 6/4/09 - 8/15/09;
with market value $5,107)	5,000	5,000
Total Repurchase Agreement
(cost $5,000)		5,000

Total Value of Securities Before Securities
Lending Collateral – 99.65%
(cost $32,621,250)		30,006,174

	Number of
	Shares
Securities Lending Collateral*** – 8.86%
Investment Companies
Mellon GSL DBT II
Collateral Fund	2,734,282	2,666,472
Mellon GSL DBT II
Liquidation Trust	43,827	2,367
Total Securities Lending
Collateral (cost $2,778,109)		2,668,839

Total Value of Securities – 108.51%
(cost $35,399,359)		32,675,013 ©
Obligation to Return Securities
Lending Collateral*** – (9.22%)		(2,778,109)
Receivables and Other Assets
Net of Liabilities – 0.71%		213,655
Net Assets Applicable to 3,692,340 Shares
Outstanding; Equivalent to $8.15
Per Share – 100.00%		$30,110,559

Components of Net Assets at October 31, 2008:
Shares of beneficial interest
(unlimited authorization – no par)		$32,044,008
Undistributed net investment income		1,214,453
Accumulated net realized loss on investments		(393,129)
Net unrealized depreciation of investments
and foreign currencies		(2,754,773)
Total net assets		$30,110,559

w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
•	Variable rate security. The rate shown is the rate as of October 31, 2008.
§	Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2008, the aggregate amount of Rule 144A securities was $1,390,862, which represented 4.62% of the Portfolio’s net assets. See Note 13 in “Notes to financial statements.”

@

Illiquid security. At October 31, 2008, the aggregate amount of illiquid securities was $1,581,957, which represented 5.25% of the Portfolio’s net assets. See Note 13 in “Notes to financial statements.”

*	Fully or partially on loan.
**	See Note 1 in “Notes to financial statements.”
***	See Note 11 in “Notes to financial statements.”
©	Includes $2,682,635 of securities loaned.
∏

Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At October 31, 2008, the aggregate amount of the restricted securities was $146,496 or 0.49% of the Portfolio’s net assets. Further details on these holdings appear below and in Note 13 in “Notes to financial statements.”

	Date of
Investment	Acquisition	Cost	Value
Montpelier Re Holdings
6.125% 8/15/13	10/5/06	$18,606	$9,330
Popular North America
4.608% 4/6/09	4/3/06	58,031	56,654
Renaissance Home Equity Loan Trust
Series 2007-2 AF2 5.675% 6/25/37	5/14/07	75,000	64,486
Structured Asset Securities Series
2001-SB1 A2 3.375% 8/25/31	12/7/04	18,604	16,026
Total			$146,496

2008 Annual report • Delaware Pooled Trust

Summary of Abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
ARM — Adjustable Rate Mortgage
CDS — Credit Default Swap
CPN — Interest Coupon Only
FGIC — Insured by the Financial Guaranty Insurance Company
GNMA — Government National Mortgage Association
GSMPS — Goldman Sachs Reperforming Mortgage Securities
MASTR — Mortgage Asset Securitization Transactions
MBIA — Insured by the Municipal Bond Insurance Association
RSB — Rate Stabilization Bonds
S.F. — Single Family
TBA — To be announced
yr — Year

The following written options and swap contracts were outstanding at October 31, 2008:

Written Options[1]
					Unrealized
	Number of	Notional	Exercise	Expiration	Appreciation
Description	Contracts	Value	Price	Date	(Depreciation)
Written Put Options
U.S. Treasury
10 yr Future	(60)	$6,000,000	$112.50	11/21/08	$(27,327)
U.S. Treasury
10 yr Future	(30)	3,000,000	113.50	11/21/08	(29,133)
U.S. Treasury
10 yr Future	(60)	6,000,000	114.00	11/21/08	16,735
U.S. Treasury
10 yr Future	(60)	6,000,000	115.00	11/21/08	1,734
		$21,000,000			$(37,991)

Swap Contracts[2]
Credit Default Swap Contracts
		Annual		Unrealized
Swap Counterparty &	Notional	Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
Citigroup Global Markets
Century Tel 5 yr CDS	$90,000	1.71%	9/20/13	$(438)
Hartford Financial CDS	30,000	4.30%	12/20/13	1,876
Hartford Financial CDS	30,000	4.95%	12/20/13	1,164
Goldman Sachs
Kraft Food 10 yr CDS	110,000	0.77%	12/20/17	3,225
JPMorgan Chase Bank
Embarq
6 yr CDS	15,000	2.60%	9/20/14	(538)
7 yr CDS	50,000	0.77%	9/20/14	2,751
Hartford Financial CDS	15,000	7.00%	12/20/13	(540)
Hartford Financial CDS	30,000	5.20%	12/20/13	891
Total	$370,000			$8,391

The use of swap contracts and written options involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 10 in ”Notes to financial statements.”
2See Note 11 in ”Notes to financial statements.”

See accompanying notes

2008 Annual report • Delaware Pooled Trust

(continues)     117

Statements of net assets

Delaware Pooled® Trust — The High-Yield Bond Portfolio
October 31, 2008

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Convertible Bonds – 0.28%
	Advanced Medical Optics
	3.25% 8/1/26 exercise price
	$59.61, expiration date 8/1/26	$45,000	$17,325
	Qwest Communications
	International 3.50% 11/15/25
	exercise price $5.61,
	expiration date 11/15/25	50,000	38,250
Total Convertible Bonds
	(cost $70,567)		55,575

Corporate Bonds – 92.68%
Basic Industry – 10.49%
	California Steel Industries
	6.125% 3/15/14	85,000	62,475
	Domtar 7.125% 8/15/15	85,000	63,750
#@	Evraz Group 144A 9.50% 4/24/18	325,000	138,125
	Freeport McMoRan Copper & Gold
	8.25% 4/1/15	230,000	184,213
	Georgia-Pacific
	7.70% 6/15/15	45,000	31,500
	8.875% 5/15/31	95,000	61,750
	Hexion US Finance 9.75% 11/15/14	70,000	44,800
	Innophos 8.875% 8/15/14	130,000	115,050
#@	Innophos Holding
	144A 9.50% 4/15/12	80,000	66,000
#	MacDermid 144A 9.50% 4/15/17	220,000	117,700
	Momentive Performance Materials
	9.75% 12/1/14	155,000	87,575
	NewPage 10.00% 5/1/12	175,000	119,875
•	Noranda Aluminium Acquisition
	6.828% 5/15/15	110,000	50,050
@	Norske Skog Canada
	8.625% 6/15/11	95,000	56,525
#@	Norske Skogindustrier
	144A 7.125% 10/15/33	100,000	52,500
=@•	Port Townsend 10.056% 8/27/12	11,200	11,088
@	Potlatch 13.00% 12/1/09	175,000	189,361
#	Rock-Tenn 144A 9.25% 3/15/16	85,000	75,225
@	Rockwood Specialties Group
	7.50% 11/15/14	125,000	103,125
*#•	Ryerson 144A 10.176% 11/1/14	75,000	51,375
#@	Sappi Papier Holding
	144A 6.75% 6/15/12	220,000	156,932
#@	Steel Capital 144A 9.75% 7/29/13	100,000	42,500
#	Steel Dynamics
	144A 7.75% 4/15/16	145,000	96,788
#	Vedanta Resources
	144A 9.50% 7/18/18	100,000	44,500
•	Verso Paper Holdings
	6.551% 8/1/14	95,000	55,575
			2,078,357
Brokerage – 0.36%
	LaBranche 11.00% 5/15/12	80,000	71,600
			71,600
Capital Goods – 7.08%
@	BWAY 10.00% 10/15/10	245,000	209,475
@	CPG International 10.50% 7/1/13	85,000	55,250
	DRS Technologies 7.625% 2/1/18	170,000	169,150
	Graham Packaging
	8.50% 10/15/12	70,000	51,450
	*9.875% 10/15/14	135,000	85,725
	Graphic Packaging International
	9.50% 8/15/13	215,000	148,350
	Greenbrier 8.375% 5/15/15	175,000	134,313
@	Intertape Polymer 8.50% 8/1/14	55,000	44,275
#	Moog 144A 7.25% 6/15/18	75,000	60,375
	Owens Brockway Glass Container
	6.75% 12/1/14	160,000	139,200
	Thermadyne Holdings 9.50% 2/1/14	150,000	117,750
@	Vitro 11.75% 11/1/13	155,000	51,150
	Vought Aircraft Industries
	8.00% 7/15/11	180,000	135,900
			1,402,363
Consumer Cyclical – 9.43%
*@	Associated Materials 9.75% 4/15/12	155,000	138,725
	Centex
	4.55% 11/1/10	80,000	62,800
	5.125% 10/1/13	35,000	23,275
@	Denny’s Holdings 10.00% 10/1/12	40,000	30,600
*	Dollar General 10.625% 7/15/15	140,000	129,500
	DR Horton
	6.00% 4/15/11	40,000	31,000
	7.875% 8/15/11	135,000	106,650
	Ford Motor 7.45% 7/16/31	98,000	31,360
	Ford Motor Credit
	•7.569% 1/13/12	100,000	60,553
	7.80% 6/1/12	190,000	111,029
@	Global Cash Access 8.75% 3/15/12	110,000	92,950
*	Goodyear Tire & Rubber
	9.00% 7/1/15	45,000	36,000
#	Invista 144A 9.25% 5/1/12	65,000	54,275
	Lear 8.75% 12/1/16	265,000	99,375
	Levi Strauss 9.75% 1/15/15	75,000	52,875
	M/I Homes 6.875% 4/1/12	60,000	36,300
@	Mobile Mini 6.875% 5/1/15	80,000	58,000
*	Neiman Marcus Group
	10.375% 10/15/15	205,000	137,350

2008 Annual report • Delaware Pooled Trust

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
	Ryland Group
	5.375% 5/15/12	$60,000	$42,900
	6.875% 6/15/13	95,000	66,975
	Sally Holdings 10.50% 11/15/16	135,000	99,225
*	Tenneco 8.625% 11/15/14	170,000	81,175
	Toll
	8.25% 2/1/11	230,000	200,100
	8.25% 12/1/11	30,000	25,650
#*	TRW Automotive 144A
	7.00% 3/15/14	100,000	59,500
			1,868,142
Consumer Non-Cyclical – 5.59%
@	ACCO Brands 7.625% 8/15/15	100,000	58,000
#*	Bausch & Lomb 144A
	9.875% 11/1/15	230,000	181,700
*	Chiquita Brands International
	7.50% 11/1/14	35,000	25,025
	8.875% 12/1/15	125,000	92,813
*	Constellation Brands
	8.125% 1/15/12	121,000	109,505
	Cornell 10.75% 7/1/12	40,000	35,900
	Del Monte
	6.75% 2/15/15	25,000	20,750
	8.625% 12/15/12	25,000	22,750
	Iron Mountain
	6.625% 1/1/16	50,000	40,250
	8.00% 6/15/20	85,000	67,150
*	Jarden 7.50% 5/1/17	100,000	75,000
	LVB Acquisition 10.00% 10/15/17	145,000	134,125
@	National Beef Packing
	10.50% 8/1/11	95,000	81,225
	Tyson Foods 7.35% 4/1/16	70,000	52,200
*	Visant Holding 8.75% 12/1/13	160,000	111,200
			1,107,593
Energy – 14.94%
	AmeriGas Partners 7.125% 5/20/16	156,000	115,830
	Chesapeake Energy
	6.375% 6/15/15	85,000	65,663
	6.625% 1/15/16	50,000	39,313
	7.00% 8/15/14	20,000	16,150
	Complete Production Service
	8.00% 12/15/16	75,000	51,375
	Compton Petroleum Finance
	7.625% 12/1/13	210,000	122,850
#@	Connacher Oil & Gas 144A
	10.25% 12/15/15	200,000	141,000
#	Copano Energy 144A 7.75% 6/1/18	75,000	52,125
	Dynergy Holdings 7.75% 6/1/19	245,000	165,374
	EI Paso 6.875% 6/15/14	185,000	148,173
#	El Paso Performance-Linked Trust
	144A 7.75% 7/15/11	20,000	16,761
	Energy Partners 9.75% 4/15/14	70,000	37,975
@	Ferrellgas Finance Escrow
	6.75% 5/1/14	110,000	78,650
	Frontier Oil 8.50% 9/15/16	60,000	52,500
@	Geophysique-Veritas
	7.50% 5/15/15	15,000	10,125
	7.75% 5/15/17	115,000	77,625
#	Helix Energy Solutions Group
	144A 9.50% 1/15/16	190,000	122,550
#	Hilcorp Energy I 144A
	7.75% 11/1/15	120,000	85,800
	9.00% 6/1/16	95,000	69,825
	Inergy Finance
	6.875% 12/15/14	30,000	22,350
	8.25% 3/1/16	125,000	96,563
	International Coal Group
	10.25% 7/15/14	150,000	126,750
	Key Energy Services
	8.375% 12/1/14	115,000	85,675
	Mariner Energy 8.00% 5/15/17	210,000	124,950
	MarkWest Energy Partners
	8.75% 4/15/18	125,000	90,625
	Massey Energy 6.875% 12/15/13	170,000	138,550
	OPTI Canada
	7.875% 12/15/14	90,000	54,450
	8.25% 12/15/14	38,000	22,800
	PetroHawk Energy
	#144A 7.875% 6/1/15	25,000	17,063
	9.125% 7/15/13	175,000	135,625
@	Petroleum Development
	12.00% 2/15/18	90,000	69,750
	Plains Exploration & Production
	7.00% 3/15/17	165,000	108,900
	7.625% 6/1/18	10,000	6,600
	Range Resources 7.25% 5/1/18	70,000	56,875
	Regency Energy Partners
	8.375% 12/15/13	131,000	100,215
	Whiting Petroleum 7.25% 5/1/13	230,000	173,649
	Williams 7.50% 1/15/31	80,000	58,932
			2,959,986
Finance & Investments – 0.83%
•	Hartford Financial Services Group
	8.125% 6/15/38	70,000	34,982
	Leucadia National 8.125% 9/15/15	79,000	70,310

2008 Annual report • Delaware Pooled Trust

(continues)     119

Statements of net assets

Delaware Pooled® Trust — The High-Yield Bond Portfolio

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Finance & Investments (continued)
#@	Nuveen Investments
	144A 10.50% 11/15/15	$215,000	$59,125
			164,417
Media – 6.34%
*	CCO Holdings 8.75% 11/15/13	130,000	86,450
#	Charter Communications Operating
	144A 10.875% 9/15/14	470,000	384,224
	CSC Holdings
	6.75% 4/15/12	85,000	73,950
	#144A 8.50% 6/15/15	70,000	59,500
	Dex Media West 9.875% 8/15/13	205,000	77,388
#	DirecTV Holdings
	144A 7.625% 5/15/16	75,000	63,375
#@	Expedia 144A 8.50% 7/1/16	70,000	52,150
	Lamar Media
	*6.625% 8/15/15	150,000	111,000
	6.625% 8/15/15	15,000	40,700
#	LBI Media 144A 8.50% 8/1/17	50,000	30,250
	LIN Television 6.50% 5/15/13	70,000	39,550
	Quebecor Media 7.75% 3/15/16	130,000	90,675
#	Rainbow National Services
	144A 10.375% 9/1/14	35,000	30,625
	Videotron
	6.375% 12/15/15	20,000	15,300
	#144A 9.125% 4/15/18	95,000	84,788
@#	XM Satellite Radio Holdings
	144A 13.00% 8/1/13	45,000	17,325
			1,257,250
Real Estate – 0.60%
	Host Hotels & Resorts
	7.125% 11/1/13	150,000	118,500
			118,500
Services Cyclical – 8.99%
	Aramark 8.50% 2/1/15	240,000	206,400
@	Cardtronics 9.25% 8/15/13	185,000	146,150
	Corrections Corporation of America
	6.25% 3/15/13	50,000	43,375
	FTI Consulting 7.625% 6/15/13	245,000	234,587
@#	Galaxy Entertainment Finance
	144A 9.875% 12/15/12	140,000	53,900
	Gaylord Entertainment
	6.75% 11/15/14	50,000	32,313
	8.00% 11/15/13	175,000	120,313
*	Hertz 8.875% 1/1/14	75,000	55,125
	Kansas City Southern de Mexico
	9.375% 5/1/12	125,000	106,250
	Lender Process Services
	8.125% 7/1/16	65,000	55,900
	MGM MIRAGE
	*7.50% 6/1/16	105,000	62,475
	#144A 13.00% 11/15/13	50,000	45,500
	Pinnacle Entertainment
	8.25% 3/15/12	30,000	20,925
	8.75% 10/1/13	115,000	87,400
#@	Pokagon Gaming Authority
	144A 10.375% 6/15/14	222,000	203,130
	RSC Equipment Rental
	9.50% 12/1/14	30,000	18,150
	Seabulk International
	9.50% 8/15/13	55,000	55,481
@#	Seminole Indian Tribe of Florida 144A
	7.804% 10/1/20	145,000	126,811
	8.03% 10/1/20	35,000	30,996
@	Travelport 9.875% 9/1/14	160,000	76,800
			1,781,981
Services Non-Cyclical – 6.29%
	Advanced Medical Optics
	7.50% 5/1/17	170,000	113,050
	Alliance Imaging 7.25% 12/15/12	80,000	69,200
	Allied Waste North America
	6.875% 6/1/17	95,000	83,125
	7.125% 5/15/16	40,000	35,400
	7.25% 3/15/15	5,000	4,475
@	Casella Waste Systems
	9.75% 2/1/13	200,000	177,000
	Community Health Systems
	8.875% 7/15/15	140,000	117,950
	HCA 9.25% 11/15/16	475,000	404,938
•	HealthSouth 9.133% 6/15/14	145,000	123,975
	Select Medical 7.625% 2/1/15	185,000	116,550
			1,245,663
Technology & Electronics – 2.48%
	Celestica
	7.625% 7/1/13	25,000	20,375
	7.875% 7/1/11	45,000	40,725
	Flextronics International
	6.25% 11/15/14	75,000	57,375
•	Freescale Semiconductor
	6.694% 12/15/14	125,000	48,125
	SunGard Data Systems
	9.125% 8/15/13	134,000	111,890
	10.25% 8/15/15	249,000	175,545
	#144A 10.625% 5/15/15	45,000	38,250
			492,285

2008 Annual report • Delaware Pooled Trust

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Telecommunications – 14.31%
‡@=	Allegiance Telecom 11.75% 2/15/10	$10,000	$0
•	Centennial Communications
	9.633% 1/1/13	60,000	45,900
	Cincinnati Bell 7.00% 2/15/15	80,000	54,800
	Citizens Communications
	7.125% 3/15/19	106,000	65,720
	Cricket Communications
	*9.375% 11/1/14	45,000	36,788
	9.375% 11/1/14	250,000	204,375
@#	Digicel 144A 9.25% 9/1/12	215,000	168,775
@	GCI 7.25% 2/15/14	15,000	12,075
	Hughes Network Systems/Finance
	9.50% 4/15/14	150,000	128,250
Ω	Inmarsat Finance 10.375% 11/15/12	245,000	196,000
	Intelsat Jackson Holdings
	11.25% 6/15/16	320,000	275,200
#	Intelsat Subsidiary Holding
	144A 8.875% 1/15/15	45,000	38,475
	Lucent Technologies 6.45% 3/15/29	141,000	69,795
	MetroPCS Wireless 9.25% 11/1/14	343,000	287,262
#	Nordic Telephone Holdings
	144A 8.875% 5/1/16	75,000	63,375
	Nortel Networks
	•9.003% 7/15/11	50,000	27,375
	10.75% 7/15/16	160,000	85,200
*	PAETEC Holding 9.50% 7/15/15	105,000	60,113
	Qwest Capital Funding
	7.25% 2/15/11	145,000	111,650
	Rogers Communications
	8.00% 12/15/12	70,000	65,625
	Sprint Capital 8.375% 3/15/12	285,000	229,582
	Sprint Nextel 6.00% 12/1/16	165,000	114,428
	Time Warner Telecom Holdings
	9.25% 2/15/14	75,000	61,125
@#	VimpelCom 144A 9.125% 4/30/18	200,000	103,468
	Virgin Media Finance
	8.75% 4/15/14	185,000	130,425
#	Wind Acquisition Finance
	144A 10.75% 12/1/15	75,000	58,125
	Windstream 8.125% 8/1/13	170,000	140,675
			2,834,581
Utilities – 4.95%
	AES
	7.75% 3/1/14	29,000	23,635
	8.00% 10/15/17	140,000	108,500
	#144A 8.75% 5/15/13	33,000	30,195
	Edison Mission Energy
	7.625% 5/15/27	130,000	85,150
	Elwood Energy 8.159% 7/5/26	148,586	130,458
	Midwest Generation 8.30% 7/2/09	30,414	29,502
	Mirant North America
	7.375% 12/31/13	205,000	180,143
	NRG Energy 7.375% 2/1/16	195,000	168,674
	Orion Power Holdings
	12.00% 5/1/10	125,000	121,250
#	Texas Competitive Electric Holdings
	144A 10.25% 11/1/15	135,000	103,613
			981,120
Total Corporate Bonds
	(cost $24,220,849)		18,363,838

«Senior Secured Loans – 2.48%
	Energy Futures Holdings Term B2
	5.282% 10/10/14	200,000	157,488
	Ford Motor Term B
	4.423% 11/29/13	200,000	110,850
	General Motors Term B
	5.795% 11/17/13	100,000	53,500
	Talecris Biotherapeutics 2nd Lien
	8.64% 12/6/14	185,000	169,275
Total Senior Secured Loans
	(cost $508,956)		491,113

		Number of
		Shares
Common Stock – 0.05%
=†@∏	Avado Brands	121	0
†	BWAY Holding	1,340	10,023
†	Century Communications	60,000	0
*†	Mirant	21	368
†@=∏	Port Townsend	40	0
†	Time Warner Cable Class A	1	20
†	USGen	20,000	0
Total Common Stock
	(cost $56,611)		10,411

Preferred Stock – 0.01%
@=	Port Townsend	8	1,948
Total Preferred Stock
	(cost $7,920)		1,948

Warrants – 0.00%
=†@∏	Port Townsend	8	0
†#	Solutia 144A exercise price $7.59,
	expiration date 7/15/09	55	0
Total Warrants
	(cost $4,871)		0

2008 Annual report • Delaware Pooled Trust

(continues)     121

Statements of net assets

Delaware Pooled® Trust — The High-Yield Bond Portfolio

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Repurchase Agreement** – 7.18%
BNP Paribas 0.10%, dated 10/31/08,
to be repurchased on 11/3/08,
repurchase price $1,422,012
(collateralized by U.S. government
obligations, 4.875%, 6/4/09 - 8/15/09;
with market value $1,452,435)	$1,422,000	$1,422,000
Total Repurchase Agreement
(cost $1,422,000)		1,422,000

Total Value of Securities Before Securities
Lending Collateral – 102.68%
(cost $26,291,774)		20,344,885

	Number of
	Shares
Securities Lending Collateral*** – 7.68%
Investment Companies
Mellon GSL DBT II Collateral Fund	1,558,431	1,519,782
Mellon GSL DBT II Liquidation Trust	32,859	1,774
Total Securities Lending Collateral
(cost $1,591,290)		1,521,556

Total Value of Securities – 110.36%
(cost $27,883,064)		21,866,441 ©

Obligation to Return Securities
Lending Collateral*** – (8.03%)		(1,591,290)
Liabilities Net of Receivables
and Other Assets – (2.33%)		(460,925)
Net Assets Applicable to 3,551,709 Shares
Outstanding; Equivalent to $5.58
Per Share – 100.00%		$19,814,226

Components of Net Assets at October 31, 2008:
Shares of beneficial interest
(unlimited authorization – no par)		$28,587,826
Undistributed net investment income		1,442,648
Accumulated net realized loss on investments		(4,201,585)
Net unrealized depreciation of investments		(6,014,663)
Total net assets		$19,814,226

†	Non income producing security.
‡	Non income producing security. Security is currently in default.
•	Variable rate security. The rate shown is the rate as of October 31, 2008.
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
∏	Restricted Security. These investments are in the securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. At October 31, 2008, the aggregate amount of restricted securities was $0 or 0.00% of the Portfolio’s net assets. Further details on these holdings appear below and in Note 13 in “Notes to financial statements.”

	Date of
Investment	Acquisition	Cost	Value
Avado Brands	4/2/02	$13,605	$—
Port Townsend (common stock)	9/12/07	24,960	—
Port Townsend (warrant)	8/27/07	192	—
Total			$—

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2008, the aggregate amount of Rule 144A securities was $3,548,594, which represented 17.91% of the Portfolio’s net assets. See Note 13 in “Notes to financial statements.”

@	Illiquid security. At October 31, 2008, the aggregate amount of illiquid securities was $3,242,609, which represented 16.37% of the Portfolio’s net assets. See Note 13 in “Notes to financial statements.”
=	Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At October 31, 2008, the aggregate amount of fair valued securities was $13,036, which represented 0.07% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”
«

Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

*	Fully or partially on loan.
**	See Note 1 in “Notes to financial statements.”
***	See Note 12 in “Notes to financial statements.”
©	Includes $1,521,307 of securities loaned.

CDS — Credit Default Swap

2008 Annual report • Delaware Pooled Trust

The following swap contracts were outstanding at October 31, 2008:

Swap Contracts[1]
Credit Default Swap Contracts

		Annual		Unrealized
Swap Counterparty &	Notional	Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
Citigroup Global
Markets
Hartford
Financial CDS	$20,000	4.30%	12/20/13	$1,250
Hartford
Financial CDS	20,000	4.95%	12/20/13	776
JPMorgan Chase
Hartford
Financial CDS	20,000	5.20%	12/20/13	594
Hartford
Financial CDS	10,000	7.00%	12/20/13	(360)
Total	$70,000			$2,260

The use of swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 11 in “Notes to financial statements.”

See accompanying notes

2008 Annual report • Delaware Pooled Trust

(continues)     123

Statements of net assets

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio
October 31, 2008

		Principal		Value
		Amount°		(U.S. $)
Agency Asset-Backed Securities – 0.14%
•	Fannie Mae Grantor Trust
	Series 2003-T4 2A5
	5.407% 9/26/33	USD	175,269	$155,952
Total Agency Asset-Backed
	Securities (cost $173,852)			155,952

Agency Collateralized Mortgage Obligations – 6.56%
	Fannie Mae
	Series 1996-46 ZA
	7.50% 11/25/26		32,457	34,189
	Series 2002-83 GH
	5.00% 12/25/17		460,000	447,216
	Series 2002-90 A1
	6.50% 6/25/42		26,925	28,175
	Series 2002-90 A2
	6.50% 11/25/42		148,465	154,421
	Series 2003-122 AJ
	4.50% 2/25/28		120,218	119,433
	Series 2005-67 EY
	5.50% 8/25/25		265,000	237,479
	Fannie Mae Grantor Trust
	•Series 1999-T2 A1
	7.50% 1/19/39		5,873	6,404
	Series 2001-T8 A2
	9.50% 7/25/41		16,590	17,811
	Series 2002-T4 A3
	7.50% 12/25/41		1,816	1,913
	Series 2004-T1 1A2
	6.50% 1/25/44		6,087	6,077
	Fannie Mae Whole Loan
	Series 2004-W9 2A1
	6.50% 2/25/44		29,693	29,646
	Series 2004-W11 1A2
	6.50% 5/25/44		129,869	136,059
	Freddie Mac
	Series 1730 Z
	7.00% 5/15/24		226,193	241,303
	Series 2326 ZQ
	6.50% 6/15/31		420,237	435,538
	Series 2662 MA
	4.50% 10/15/31		208,111	207,064
	Series 2694 QG
	4.50% 1/15/29		665,000	668,279
	Series 2872 GC
	5.00% 11/15/29		670,000	662,211
	Series 2890 PC
	5.00% 7/15/30		815,000	803,534
	Series 2915 KP
	5.00% 11/15/29		310,000	306,523
	Series 3005 ED
	5.00% 7/15/25		770,000	684,675
	Series 3022 MB
	5.00% 12/15/28		215,000	215,704
	Series 3113 QA
	5.00% 11/15/25		473,928	477,539
	Series 3123 HT
	5.00% 3/15/26		270,000	237,855
	Series 3131 MC
	5.50% 4/15/33		335,000	334,732
	Series 3173 PE
	6.00% 4/15/35		325,000	317,792
	Series 3337 PB
	5.50% 7/15/30		420,000	422,455
w	Freddie Mac Structured
	Pass Through Securities
	Series T-54 2A
	6.50% 2/25/43		47,530	47,218
	Series T-58 2A
	6.50% 9/25/43		29,527	30,886
Total Agency Collateralized
	Mortgage Obligations
	(cost $7,375,851)			7,312,131

Agency Mortgage-Backed Securities – 31.04%
	Fannie Mae
	6.07% 5/1/09		17,240	17,329
	6.50% 8/1/17		58,307	59,597
•	Fannie Mae ARM
	4.516% 8/1/34		102,801	103,203
	5.183% 3/1/38		411,036	412,857
	5.233% 3/1/38		275,630	277,299
	5.398% 4/1/36		230,580	232,833
	5.718% 4/1/37		424,958	430,569
	5.864% 9/1/37		378,972	389,180
	Fannie Mae Relocation 30 yr
	5.00% 11/1/33		45,607	43,660
	5.00% 1/1/34 Pool 763656		39,588	37,898
	5.00% 1/1/34 Pool 763742		17,806	17,026
	5.00% 11/1/34		182,226	174,241
	5.00% 10/1/35		401,200	383,019
	5.00% 1/1/36		615,567	587,672
	Fannie Mae S.F. 15 yr
	4.50% 1/1/20		46,082	44,112
	4.50% 6/1/23		1,862,481	1,773,552
	5.00% 7/1/14		5,444	5,376
	5.00% 12/1/16		7,843	7,746
	5.00% 5/1/20		51,801	50,752
	5.00% 7/1/20		21,133	20,705
	5.00% 5/1/21		14,505	14,252
	5.50% 5/1/20		3,240	3,237
	5.50% 6/1/23		1,559,232	1,555,860
	6.00% 8/1/22		2,019,268	2,035,522
	Fannie Mae S.F. 15 yr TBA
	5.50% 12/1/23		2,675,000	2,662,460
	Fannie Mae S.F. 30 yr
	5.00% 3/1/34		33,951	32,237
	5.00% 3/1/35 Pool 808130		59,312	56,244
	5.00% 3/1/35 Pool 814334		32,029	30,393

2008 Annual report • Delaware Pooled Trust

		Principal		Value
		Amount°		(U.S. $)
Agency Mortgage-Backed Securities (continued)
	Fannie Mae S.F. 30 yr (continued)
	5.00% 5/1/35	USD	57,368	$54,400
	5.00% 6/1/35		129,439	122,743
	5.00% 7/1/35		147,779	140,135
	5.00% 12/1/36		1,181,075	1,119,979
	5.00% 12/1/37		175,686	166,505
	5.00% 1/1/38		307,070	291,024
	5.00% 2/1/38		147,215	139,508
	5.50% 3/1/29		83,976	82,633
	5.50% 4/1/29		96,735	95,188
	5.50% 1/1/34		32,584	31,910
	5.50% 1/1/35		58,984	57,727
	5.50% 2/1/35		85,936	84,106
	5.50% 6/1/35		70,938	69,382
	5.50% 11/1/36		1,611,188	1,575,859
	5.50% 1/1/37		659,420	644,961
	*5.50% 7/1/37		4,085,465	3,993,737
	6.00% 1/1/35		7,461	7,472
	6.00% 12/1/36		2,699,472	2,699,753
	6.00% 8/1/38		1,447,801	1,447,725
	*6.50% 9/1/36		1,800,980	1,826,701
	6.50% 2/1/37		436,317	442,548
	6.50% 11/1/37		774,770	785,792
	7.00% 12/1/33		36,494	37,793
	7.00% 5/1/35		6,872	7,075
	7.00% 6/1/35		11,730	12,078
	7.00% 12/1/37		267,642	276,628
	7.50% 6/1/31		4,314	4,526
	7.50% 6/1/34		72,039	76,014
•	Freddie Mac ARM
	5.51% 8/1/36		315,654	319,195
	5.748% 9/1/37		596,792	598,739
	5.819% 10/1/36		440,677	447,830
	6.704% 4/1/34		11,046	11,109
	Freddie Mac Relocation 30 yr
	5.00% 9/1/33		71,006	67,914
	Freddie Mac S.F. 30 yr
	5.00% 10/1/36		1,691,366	1,602,288
	5.50% 10/1/36		593,870	579,574
	5.50% 10/1/38		224,999	219,547
	6.00% 6/1/37		705,780	704,942
	6.50% 1/1/38		1,772,364	1,797,399
	7.00% 11/1/33		5,166	5,301
	GNMA I S.F. 30 yr
	7.00% 12/15/34		483,575	495,203
	7.50% 1/15/30		1,553	1,637
	7.50% 12/15/31		1,111	1,171
	7.50% 2/15/32		1,037	1,092

Total Agency Mortgage-Backed
	Securities (cost $35,103,231)			34,605,674

Agency Obligations – 7.60%
	Fannie Mae
	4.875% 5/18/12		35,000	35,895
	5.00% 2/16/12		2,500,000	2,599,140
	^5.278% 10/9/19		905,000	432,246
*	Federal Home Loan Bank System
	3.625% 10/18/13		250,000	241,409
	Freddie Mac
	3.125% 10/25/10		725,000	726,981
	*5.125% 11/17/17		4,135,000	4,108,213
	Tennessee Valley Authority
	4.875% 1/15/48		380,000	326,743
Total Agency Obligations
	(cost $8,791,586)			8,470,627

Commercial Mortgage-Backed Securities – 5.19%
#	American Tower Trust Series
	2007-1A AFX 144A
	5.42% 4/15/37		270,000	227,848
	Bank of America Commercial
	Mortgage Securities
	•Series 2004-3 A5
	5.318% 6/10/39		300,000	261,539
	•Series 2005-6 AM
	5.18% 9/10/47		295,000	200,441
	Series 2006-4 A4
	5.634% 7/10/46		200,000	155,540
	•Series 2007-3 A4
	5.658% 6/10/49		255,000	190,839
	Bear Stearns Commercial
	Mortgage Securities
	@#Series 2004-ESA E 144A
	5.064% 5/14/16		225,000	227,018
	Series 2006-PW14 A4
	5.201% 12/11/38		300,000	225,215
	•Series 2007-PW16 A4
	5.712% 6/11/40		330,000	250,250
	•Series 2007-T28 A4
	5.742% 9/11/42		280,000	210,276
w	Commercial Mortgage Pass
	Through Certificates
	•#Series 2001-J1A A2 144A
	6.457% 2/14/34		295,528	288,981
	Series 2006-C7 A2
	5.69% 6/10/46		310,000	290,352
•	Credit Suisse Mortgage Capital
	Certificates Series 2006-C1
	AAB 5.552% 2/15/39		170,000	142,201
#	Crown Castle Towers 144A
	•Series 2005-1A AFL
	4.94% 6/15/35		400,000	365,840
	Series 2005-1A C
	5.074% 6/15/35		120,000	108,144
	Series 2006-1A B
	5.362% 11/15/36		400,000	340,280

2008 Annual report • Delaware Pooled Trust

(continues)     125

Statements of net assets

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

		Principal		Value
		Amount°		(U.S. $)
Commercial Mortgage-Backed Securities (continued)
	General Electric Capital
	Commercial Mortgage
	Series 2002-1A A3
	6.269% 12/10/35	USD	290,000	$274,513
@•#	Goldman Sachs Mortgage
	Securities II Series 2006-RR3
	A1S 144A 5.662% 7/18/56		560,000	196,000
•	Greenwich Capital Commercial
	Funding Series 2004-GG1
	A7 5.317% 6/10/36		165,000	141,754
	JPMorgan Chase Commercial
	Mortgage Securities
	Series 2002-C1 A3
	5.376% 7/12/37		415,000	378,168
	Series 2003-C1 A2
	4.985% 1/12/37		114,000	100,413
	Series 2006-LDP9 A2
	5.134% 5/15/47		300,000	233,685
	Lehman Brothers-UBS
	Commercial Mortgage
	Trust Series 2002-C1 A4
	6.462% 3/15/31		20,000	19,152
•#	Morgan Stanley Capital I
	Series 1999-FNV1 G 144A
	6.12% 3/15/31		170,000	167,142
•#	Morgan Stanley Dean Witter
	Capital I Series 2001-TOP1 E
	144A 7.364% 2/15/33		100,000	77,994
#	Nationslink Funding Series 1998-2 F
	144A 7.105% 8/20/30		45,000	42,861
#	Tower 144A
	Series 2004-2A A
	4.232% 12/15/14		35,000	34,189
	@Series 2006-1 B
	5.588% 2/15/36		180,000	170,744
	@Series 2006-1 C
	5.707% 2/15/36		275,000	252,502
	Wachovia Bank Commercial
	Mortgage Trust
	Series 2006-C28 A2
	5.50% 10/15/48		235,000	210,977
Total Commercial Mortgage-Backed
	Securities (cost $7,021,660)			5,784,858

Corporate Bonds – 25.03%
Banking – 3.95%
	Bank of America
	5.125% 11/15/14		310,000	273,385
	5.30% 3/15/17		250,000	210,988
	Bank of New York Mellon
	5.125% 8/27/13		792,000	755,627
	BB&T
	4.90% 6/30/17		185,000	148,185
	5.25% 11/1/19		25,000	19,278
	Branch Banking & Trust
	5.625% 9/15/16		250,000	217,386
#	CoBank 144A 7.875% 4/16/18		250,000	222,474
	JPMorgan Chase
	6.00% 1/15/18		75,000	67,396
	6.40% 5/15/38		75,000	64,581
@	JPMorgan Chase Capital XXV
	6.80% 10/1/37		300,000	216,470
	PNC Bank 6.875% 4/1/18		515,000	475,586
	Silicon Valley Bank 5.70% 6/1/12		544,000	489,053
	U.S. Bank North America
	4.80% 4/15/15		133,000	124,739
	4.95% 10/30/14		250,000	236,796
•	USB Capital IX 6.189% 4/15/49		385,000	200,295
	Wells Fargo 5.625% 12/11/17		180,000	159,067
•	Wells Fargo Capital XIII
	7.70% 12/29/49		645,000	527,774
				4,409,080
Basic Industries – 1.37%
#	ArcelorMittal 144A
	6.125% 6/1/18		370,000	255,363
@#	Evraz Group 144A
	9.50% 4/24/18		242,000	102,850
@#	GTL Trade Finance 144A
	7.25% 10/20/17		335,000	246,716
	Lubrizol 4.625% 10/1/09		301,000	290,026
	NewPage 10.00% 5/1/12		200,000	137,000
@#	Nine Dragons Paper Holdings
	144A 7.875% 4/29/13		240,000	207,362
	Rio Tinto Finance USA
	5.875% 7/15/13		150,000	128,123
	6.50% 7/15/18		50,000	38,849
@#	Steel Capital 144A
	9.75% 7/29/13		292,000	124,100
				1,530,389
Brokerage – 1.54%
	Citigroup 6.50% 8/19/13		665,000	631,026
	Goldman Sachs Group
	5.95% 1/18/18		170,000	138,869
	6.15% 4/1/18		341,000	282,958
	@6.75% 10/1/37		106,000	69,201
	Jefferies Group 6.45% 6/8/27		281,000	200,482
	Lazard Group 6.85% 6/15/17		92,000	66,172
	Morgan Stanley
	5.30% 3/1/13		110,000	91,062
	5.375% 10/15/15		300,000	234,865
				1,714,635

2008 Annual report • Delaware Pooled Trust

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Capital Goods – 0.36%
	Graham Packaging
	9.875% 10/15/14	USD	145,000	$92,075
*	Tyco Electronics Group
	5.95% 1/15/14		340,000	310,082
				402,157
Communications – 4.42%
*	AT&T 5.60% 5/15/18		325,000	277,776
	AT&T Wireless 8.125% 5/1/12		601,000	596,203
#	Charter Communications
	Operating 144A
	10.875% 9/15/14		135,000	110,363
	Comcast
	•5.119% 7/14/09		241,000	230,932
	5.875% 2/15/18		255,000	213,920
	6.30% 11/15/17		213,000	184,373
	Deutsche Telekom International
	Finance 5.25% 7/22/13		225,000	199,503
	Intelsat Bermuda
	11.25% 6/15/16		95,000	81,700
	Lamar Media Group
	6.625% 8/15/15		225,000	166,500
	MetroPCS Wireless
	9.25% 11/1/14		200,000	167,500
	Rogers Communications
	6.80% 8/15/18		640,000	560,975
	Telecom Italia Capital
	7.721% 6/4/38		145,000	98,885
	Thomson Reuters
	5.95% 7/15/13		180,000	163,456
	6.50% 7/15/18		245,000	206,339
	Time Warner Cable
	7.30% 7/1/38		180,000	151,007
	Verizon Communications
	5.55% 2/15/16		385,000	336,401
	6.10% 4/15/18		170,000	148,781
	8.95% 3/1/39		225,000	228,938
@#	VimpelCom 144A
	9.125% 4/30/18		380,000	196,590
#	Vivendi 144A 6.625% 4/4/18		260,000	221,935
	Vodafone Group
	5.00% 12/16/13		205,000	179,243
	5.00% 9/15/15		100,000	81,359
	Windstream 8.125% 8/1/13		149,000	123,298
				4,925,977
Consumer Cyclical – 1.29%
	CVS Caremark
	4.875% 9/15/14		189,000	155,836
	5.75% 6/1/17		423,000	341,927
	Ford Motor 7.45% 7/16/31		100,000	32,000
	Lear 8.75% 12/1/16		90,000	33,750
	Macy’s Retail Holdings
	6.65% 7/15/24		240,000	122,805
*	MGM MIRAGE 7.50% 6/1/16		95,000	56,525
	Neiman Marcus Group
	10.375% 10/15/15		1,000	670
	Ryland Group 5.375% 5/15/12		135,000	96,525
	Target 5.125% 1/15/13		235,000	214,975
	Toll 8.25% 12/1/11		190,000	162,450
	Wal-Mart Stores 6.20% 4/15/38		250,000	216,475
				1,433,938
Consumer Non-Cyclical – 3.81%
	Amgen 6.375% 6/1/37		315,000	255,272
	Aramark 8.50% 2/1/15		138,000	118,680
	AstraZeneca 5.90% 9/15/17		145,000	134,062
#	Bausch & Lomb 144A
	9.875% 11/1/15		140,000	110,600
	Bottling Group 6.95% 3/15/14		405,000	414,365
	Covidien International Finance
	6.00% 10/15/17		89,000	77,735
	6.55% 10/15/37		122,000	96,713
	Delhaize America 9.00% 4/15/31		216,000	191,831
	Diageo Capital 5.75% 10/23/17		226,000	194,615
#	Dr Pepper Snapple Group 144A
	6.82% 5/1/18		555,000	486,727
	General Mills 5.65% 9/10/12		165,000	152,480
	GlaxoSmithKline Capital
	4.375% 4/15/14		100,000	91,105
	5.65% 5/15/18		360,000	319,601
	HCA PIK 9.625% 11/15/16		100,000	80,750
	Kraft Foods
	4.125% 11/12/09		260,000	256,908
	6.125% 2/1/18		400,000	343,293
	Quest Diagnostic 5.45% 11/1/15		256,000	207,468
	Wyeth 5.50% 2/1/14		763,000	715,800
				4,248,005
Electric – 1.98%
	Baltimore Gas & Electric
	6.125% 7/1/13		140,000	127,448
	Columbus Southern Power
	6.05% 5/1/18		100,000	83,354
	Commonwealth Edison
	5.80% 3/15/18		90,000	73,969
	6.15% 9/15/17		163,000	138,942
	Detroit Edison 5.60% 6/15/18		141,000	119,786
	Duke Energy Indiana
	6.35% 8/15/38		185,000	154,804
	Florida Power 6.40% 6/15/38		185,000	163,248
	Illinois Power 6.125% 11/15/17		129,000	104,966
@#	Korea Southern Power 144A
	5.375% 4/18/13		160,000	137,944
	MidAmerican Funding
	6.75% 3/1/11		298,000	320,584
	NRG Energy 7.375% 2/1/16		115,000	99,475
	PECO Energy 5.35% 3/1/18		97,000	79,999
#	Power Contract Financing 144A
	6.256% 2/1/10		79,232	80,445
@#	Power Receivables Finance 144A
	6.29% 1/1/12		55,282	57,581

2008 Annual report • Delaware Pooled Trust

(continues)     127

Statements of net assets

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

		Principal		Value
		Amount°		(U.S. $)
	Corporate Bonds (continued)
	Electric (continued)
	PPL Electric Utilities
	7.125% 11/30/13	USD	205,000	$209,621
	South Carolina Electric & Gas
	6.50% 11/1/18		150,000	146,690
	Union Electric 6.70% 2/1/19		90,000	74,960
#	West Penn Power 144A
	5.95% 12/15/17		38,000	30,774
				2,204,590
	Energy – 2.54%
*	Baker Hughes 6.50% 11/15/13		170,000	170,361
	Canadian Natural Resources
	6.00% 8/15/16		220,000	186,254
	Dynergy Holdings 7.75% 6/1/19		70,000	47,250
	Enbridge Energy Partners
	6.50% 4/15/18		140,000	116,799
	Nexen 5.65% 5/15/17		170,000	135,220
	OPTI Canada 7.875% 12/15/14		200,000	121,000
	Petro-Canada 6.05% 5/15/18		245,000	190,726
#	Plains All American Pipeline 144A
	6.50% 5/1/18		255,000	188,988
	Siberian Oil 10.75% 1/15/09		650,000	642,077
	Suncor Energy
	5.95% 12/1/34		140,000	88,430
	6.85% 6/1/39		220,000	157,593
	TransCanada Pipelines
	7.25% 8/15/38		245,000	194,711
	Weatherford International
	5.95% 6/15/12		30,000	27,042
	6.00% 3/15/18		195,000	149,195
	6.35% 6/15/17		100,000	82,742
	XTO Energy
	5.50% 6/15/18		195,000	153,761
	6.75% 8/1/37		240,000	178,323
				2,830,472
	Finance Companies – 0.70%
	Caterpillar Financial Services
	7.05% 10/1/18		200,000	189,087
	General Electric Capital
	5.875% 1/14/38		130,000	92,998
•#	ILFC E-Capital Trust II 144A
	6.25% 12/21/65		290,000	93,974
	International Lease Finance
	5.35% 3/1/12		224,000	146,200
	5.875% 5/1/13		148,000	95,252
	6.625% 11/15/13		250,000	162,486
				779,997
	Insurance – 1.86%
•	Hartford Financial Services Group
	8.125% 6/15/38		325,000	162,416
@#	Max USA Holdings 144A
	7.20% 4/14/17		190,000	160,557
	MetLife 6.817% 8/15/18		260,000	224,235
•#	MetLife Capital Trust X 144A
	9.25% 4/8/38		400,000	249,396
	#Metropolitan Life Global Funding
	I 144A 5.125% 4/10/13		135,000	120,794
@w#	Stingray Pass Through Trust 144A
	5.902% 1/12/15		200,000	24,000
@•w#	Twin Reefs Pass Through Trust
	144A 5.294% 12/31/49		300,000	30,375
	UnitedHealth Group
	5.50% 11/15/12		322,000	284,656
	5.80% 3/15/36		213,000	131,363
	Unitrin 6.00% 5/15/17		334,000	278,754
	WellPoint
	5.00% 1/15/11		236,000	232,827
	5.00% 12/15/14		204,000	176,328
				2,075,701
	Natural Gas – 0.24%
	Enterprise Products Operating
	6.30% 9/15/17		190,000	155,524
	6.50% 1/31/19		36,000	29,214
	Kinder Morgan Energy Partners
	6.95% 1/15/38		120,000	88,231
				272,969
	Real Estate – 0.35%
	Regency Centers
	5.875% 6/15/17		203,000	154,893
•#	USB Realty 144A
	6.091% 12/22/49		500,000	235,160
				390,053
	Technology – 0.46%
	IBM 6.50% 10/15/13		460,000	473,750
	SunGard Data Systems
	9.125% 8/15/13		42,000	35,070
				508,820
	Transportation – 0.16%
@	Red Arrow International Leasing
	8.375% 3/31/12	RUB	8,056,303	178,579
				178,579
	Total Corporate Bonds
	(cost $33,344,405)			27,905,362

	Foreign Agencies – 0.80%Δ
	France – 0.10%
	France Telecom 7.75% 3/1/11	USD	113,000	111,824
				111,824
	Qatar– 0.43%
	#Ras Laffan Liquefied Natural Gas
	III 144A 5.838% 9/30/27		620,000	479,565
				479,565
	Republic of Korea – 0.19%
	Korea Development Bank
	5.30% 1/17/13		240,000	215,710
				215,710

2008 Annual report • Delaware Pooled Trust

		Principal		Value
		Amount°		(U.S. $)
Foreign Agencies (continued)
United Arab Emirates – 0.08%
@#	Taqu Abu Dhabi National Energy
	144A 7.25% 8/1/18	USD	117,000	$83,520
				83,520
Total Foreign Agencies
	(cost $1,035,300)			890,619

Municipal Bonds – 2.49%
	California State 5.00% 2/1/33		15,000	13,537
§	California State Refunding
	5.00% 2/1/33-14		5,000	5,407
	California State University
	Systemwide Revenue
	5.00% 11/1/30 (AMBAC)		105,000	98,221
	Massachusetts Bay Transportation
	Authority 5.00% 7/1/19		105,000	109,312
	New Jersey Economic
	Development Authority
	Revenue (Cigarette Tax)
	5.75% 6/15/29		95,000	74,128
	New York State Urban
	Development Series A-1
	5.25% 3/15/34 (FGIC)		90,000	86,721
	North Texas Tollway Authority
	Series A
	5.50% 1/1/18		85,000	86,277
	6.00% 1/1/19		40,000	41,421
	6.00% 1/1/20		210,000	214,731
	Oregon State Taxable Pension
	5.892% 6/1/27		105,000	101,724
	Portland, Oregon Sewer
	System Revenue Series A
	5.00% 6/15/18		330,000	343,355
	Texas Transportation Community
	Mobility 5.00% 4/1/19		330,000	341,260
	Triborough, New York Bridge &
	Tunnel Authority Series A
	5.00% 11/15/18		270,000	281,424
	5.00% 11/15/19		265,000	272,197
	University of Texas Financing
	Authority Series A
	5.25% 8/15/18		105,000	111,883
	West Virginia Economic
	Development Authority
	5.37% 7/1/20 (MBIA)		30,000	27,346
	West Virginia Tobacco Settlement
	Finance Authority Series A
	7.467% 6/1/47		665,000	570,936
Total Municipal Bonds
	(cost $3,000,644)			2,779,880

Non-Agency Asset-Backed Securities – 6.59%
•	Bank of America Credit Card Trust
	Series 2006-A10 A10
	4.54% 2/15/12		1,285,000	1,236,445
	Series 2008-A5 A5
	5.76% 12/16/13		470,000	423,308
	Series 2008-A7 A7
	5.26% 12/15/14		145,000	122,887
	Capital Auto Receivables Asset
	Trust Series 2007-3 A3A
	5.02% 9/15/11		155,000	150,449
	Capital One Multi-Asset
	Execution Trust Series
	2007-A7 A7 5.75% 7/15/20		150,000	85,813
	Caterpillar Financial Asset Trust
	Series 2007-A A3A
	5.34% 6/25/12		170,000	168,374
	Series 2008-A A3
	4.94% 4/25/14		290,000	278,217
	Chase Issuance Trust Series
	2008-A9 A9 4.26% 5/15/13		225,000	204,114
	Citibank Credit Card Issuance
	Trust Series 2007-A3 A3
	6.15% 6/15/39		150,000	105,307
@•	Citicorp Residential Mortgage
	Securities Series 2006-3 A5
	5.948% 11/25/36		300,000	203,715
	CNH Equipment Trust
	Series 2007-B A3A
	5.40% 10/17/11		155,000	153,502
	Series 2008-A A3
	4.12% 5/15/12		100,000	95,573
	Series 2008-A A4A
	4.93% 8/15/14		145,000	132,294
	Series 2008-B A3A
	4.78% 7/16/12		145,000	140,447
	Daimler Chrysler Auto Trust Series
	2008-B A3A 4.71% 9/10/12		200,000	183,413
	Discover Card Master Trust
	Series 2007-A1 A1
	5.65% 3/16/20		150,000	106,578
	Series 2008-A4 A4
	5.65% 12/15/15		500,000	421,473
@#	Dunkin Securitization Series
	2006-1 A2 144A
	5.779% 6/20/31		150,000	126,138
	Ford Credit Auto Owner
	Trust Series 2007-B A3A
	5.15% 11/15/11		155,000	148,013
@•	GMAC Mortgage Loan Trust
	Series 2006-HE3 A2
	5.75% 10/25/36		70,000	56,281
•#	Golden Credit Card Trust
	Series 2008-3 A 144A
	5.56% 7/15/17		750,000	657,000

2008 Annual report • Delaware Pooled Trust

(continues)     129

Statements of net assets

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

		Principal		Value
		Amount°		(U.S. $)
Non-Agency Asset-Backed Securities (continued)
#	Harley-Davidson Motorcycle Trust
	Series 2006-1 A2 144A
	5.04% 10/15/12	USD	105,173	$104,857
	Hyundai Auto Receivables Trust
	Series 2007-A A3A
	5.04% 1/17/12		170,000	167,353
	Series 2008-A A3
	4.93% 12/17/12		280,000	256,984
	John Deere Owner Trust Series
	2008-A A3 4.18% 6/15/12		200,000	193,868
@•#	MASTR Specialized Loan Trust
	Series 2005-2 A2 144A
	5.006% 7/25/35		123,712	107,011
•	MBNA Credit Card Master
	Note Trust Series 2005-A4
	4.60% 11/15/12		140,000	129,814
@•	Merrill Lynch Mortgage Investors
	Series 2006-AR1 A2C
	3.419% 3/25/37		385,000	268,003
@	Mid-State Trust
	Series 11 A1
	4.864% 7/15/38		16,145	14,903
	Series 2004-1 A
	6.005% 8/15/37		16,457	14,813
	Series 2005-1 A
	5.745% 1/15/40		187,196	161,223
	#Series 2006-1 A 144A
	5.787% 10/15/40		230,284	216,468
P@	Renaissance Home Equity Loan
	Trust Series 2007-2 AF2
	5.675% 6/25/37		290,000	249,346
	RSB Bondco Series 2007-A A2
	5.72% 4/1/18		215,000	200,123
P@	Structured Asset Securities
	Series 2001-SB1 A2
	3.375% 8/25/31		73,440	59,732
Total Non-Agency Asset-Backed
	Securities (cost $8,252,823)			7,343,839

Non-Agency Collateralized Mortgage Obligations – 7.30%
•	Adjustable Rate Mortgage
	Trust Series 2005-10 3A11
	5.415% 1/25/36		559,116	453,941
@•	Citigroup Mortgage Loan Trust
	Series 2007-AR5 1AB
	5.614% 4/25/37		684,638	501,507
P@	Countrywide Alternative Loan
	Trust Series 2005-63 3A1
	144A 5.891% 11/25/35		505,261	297,183
w	Countrywide Home Loan
	Mortgage Pass Through Trust
	Series 2006-1 A2
	6.00% 3/25/36		363,376	283,206
	•@Series 2006-HYB1 3A1
	5.248% 3/20/36		172,838	102,332
	P@•Series 2006-HYB3 3A1A
	6.063% 5/20/36		455,971	396,974
•	First Horizon Asset Securities
	Series 2007-AR2 1A1
	5.848% 8/25/37		342,351	271,567
•	GMAC Mortgage Loan Trust
	Series 2005-AR2 4A
	5.176% 5/25/35		449,513	349,742
#	GSMPS Mortgage Loan
	Trust 144A
	Series 1998-3 A
	7.75% 9/19/27		23,487	23,418
	Series 1999-2 A
	8.00% 9/19/27		55,817	61,920
	•Series 1999-3 A
	8.00% 8/19/29		24,255	26,633
	Series 2005-RP1 1A3
	8.00% 1/25/35		418,190	423,230
	Series 2005-RP1 1A4
	8.50% 1/25/35		237,192	243,969
	Series 2006-RP1 1A3
	8.00% 1/25/36		162,030	160,111
	GSR Mortgage Home Loan
	Trust Series 2004-2F 9A1
	6.00% 9/25/19		1,261	1,276
•	JPMorgan Mortgage Trust
	Series 2005-A4 1A1
	5.396% 7/25/35		312,781	257,792
@	Lehman Mortgage Trust
	Series 2005-2 2A3
	5.50% 12/25/35		320,371	291,291
•	MASTR Adjustable Rate Mortgages
	Trust Series 2006-2 4A1
	4.981% 2/25/36		698,491	560,677
#	MASTR Reperforming Loan
	Trust 144A
	Series 2005-1 1A5
	8.00% 8/25/34		120,967	125,385
	Series 2005-2 1A4
	8.00% 5/25/35		339,885	354,382
•	Residential Funding Mortgage
	Security I Series 2006-SA3 3A1
	6.035% 9/25/36		503,152	387,421
@•	Structured Asset Securities
	Series 2005-6 B2
	5.339% 5/25/35		118,985	37,739
@•w	Washington Mutual Mortgage
	Pass Through Certificates
	Series 2006-AR8 1A5
	5.878% 8/25/46		94,964	45,801
	Series 2006-AR8 2A3
	6.127% 8/25/36		67,269	33,820

2008 Annual report • Delaware Pooled Trust

	Principal		Value
	Amount°		(U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
Wells Fargo Mortgage Backed
Securities Trust
Series 2006-4 1A8
5.75% 4/25/36	USD	128,723	$116,378
@Series 2006-4 2A3
5.75% 4/25/36		277,266	171,299
•Series 2006-AR5 2A1
5.539% 4/25/36		255,075	191,877
•Series 2006-AR10 5A1
5.59% 7/25/36		429,150	317,931
@•Series 2006-AR11 A7
5.51% 8/25/36		531,440	272,160
@•Series 2006-AR12 1A2
6.03% 9/25/36		263,320	155,190
@•Series 2006-AR14 2A4
6.085% 10/25/36		357,114	229,252
@•Series 2006-AR18 2A2
5.714% 11/25/36		387,520	288,044
Series 2007-8 2A6
6.00% 7/25/37		160,000	136,922
Series 2007-13 A7
6.00% 9/25/37		700,291	573,802
Total Non-Agency Collateralized
Mortgage Obligations
(cost $10,431,826)			8,144,172

«Senior Secured Loans – 0.45%
Dr Pepper Snapple
5.125% 4/10/13		257,045	236,481
Energy Future Holdings
Term Tranche Loan B2
5.282% 10/10/14		223,493	175,988
General Motors Term Tranche
Loan B 5.795% 11/17/13		161,589	86,450
Total Senior Secured Loans
(cost $583,029)			498,919

Sovereign Debt – 1.87%Δ
Germany – 1.14%
Bundesobligation
3.50% 4/12/13	EUR	316,500	408,287
4.25% 10/12/12	EUR	651,800	863,190
			1,271,477
Mexico – 0.22%
Mexican Government
10.00% 11/20/36	MXN	2,780,000	245,314
			245,314
Russia – 0.19%
Russia Government
7.50% 3/31/30	USD	242,060	211,953
			211,953
United Kingdom – 0.32%
U.K. Treasury 4.50% 3/7/13	GBP	219,000	360,517
			360,517
Total Sovereign Debt (cost $2,192,952)			2,089,261

Supranational Banks – 1.28%
European Investment Bank
6.00% 8/14/13	AUD	477,000	321,054
6.125% 1/23/17	AUD	128,000	86,814
7.75% 10/26/10	NZD	382,000	228,932
11.25% 2/14/13	BRL	555,000	222,036
Inter-American Development
Bank 5.75% 6/15/11	AUD	299,000	200,841
International Bank for
Reconstruction &
Development 7.50% 7/30/14	NZD	600,000	371,102
Total Supranational Banks
(cost $1,841,509)			1,430,779

U.S. Treasury Obligations – 2.06%
* U.S. Treasury Bonds
4.375% 2/15/38	USD	240,000	240,788
* U.S. Treasury Inflation Index
Notes 1.625% 1/15/15		1,290,960	1,130,397
* U.S. Treasury Notes
¥3.125% 9/30/13		170,000	172,816
¥4.00% 8/15/18		755,000	756,239
Total U.S. Treasury Obligations
(cost $2,501,972)			2,300,240

	Number of
	Shares
Preferred Stock – 0.53%
• Bank of America 8.00%		65,000	48,738
• JPMorgan Chase 7.90%		415,000	337,199
*• PNC Financial Services Group 8.25%		250,000	206,337
Total Preferred Stock (cost $721,651)			592,274

Warrant – 0.00%
†# Solutia144A, exercise price $7.59,
expiration date 7/15/09		20	0
Total Warrant (cost $1,711)			0

	Principal
	Amount°
Repurchase Agreement** – 0.43%
BNP Paribas 0.10%, dated
10/31/08, to be repurchased
on 11/3/08, repurchase price
$479,004 (collateralized by
U.S. government obligations,
4.875%, 6/4/09 - 8/15/09;
with market value $489,252)	USD	479,000	479,000
Total Repurchase Agreements
(cost $479,000)			479,000

Total Value of Securities Before Securities
Lending Collateral – 99.36%
(cost $122,853,002)			110,783,587

2008 Annual report • Delaware Pooled Trust

(continues)     131

Statements of net assets

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

	Number of	Value
	Shares	(U.S. $)
Securities Lending Collateral*** – 4.10%
Investment Companies
Mellon GSL DBT II
Collateral Fund	4,684,824	$4,568,640
Mellon GSL DBT II
Liquidation Trust	51,711	2,792
Total Securities Lending Collateral
(cost $4,736,535)		4,571,432

Total Value of Securities – 103.46%
(cost $127,589,537)		115,355,019 ©
Obligation to Return Securities Lending
Collateral*** – (4.25%)		(4,736,535)
Receivables and Other Assets Net of
Liabilities – 0.79%		877,802
Net Assets Applicable to 13,442,791 Shares
Outstanding; Equivalent to $8.29
Per Share – 100.00%		$111,496,286

Components of Net Assets at October 31, 2008:
Shares of beneficial interest
(unlimited authorization – no par)		$122,369,946
Undistributed net investment income		6,892,719
Accumulated net realized loss on investments		(5,524,023)
Net unrealized depreciation of investments
and foreign currencies		(12,242,356)
Total net assets		$111,496,286

°	Principal amount shown is stated in the currency in which each security is denominated.

AUD — Australian Dollar
BRL — Brazilian Real
EUR — European Monetary Unit
GBP — British Pound Sterling
JPY — Japanese Yen
MXN — Mexican Peso
NOK — Norwegian Kroner
NZD — New Zealand Dollar
RUB — Russian Ruble
USD — United States Dollar

w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
•	Variable rate security. The rate shown is the rate as of October 31, 2008.
*	Fully or partially on loan.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
†	Non income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2008, the aggregate amount of Rule 144A securities was $9,388,218, which represented 8.42% of the Portfolio’s net assets. See Note 13 in “Notes to financial statements.”
@	Illiquid security. At October 31, 2008, the aggregate amount of illiquid securities was $6,982,334, which represented 6.26% of the Portfolio’s net assets. See Note 13 in “Notes to financial statements.”
Δ	Securities have been classified by country of origin.
§	Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
¥	Fully or partially pledged as collateral for financial futures contracts.
**	See Note 1 in “Notes to financial statements.”
***	See Note 12 in “Notes to financial statements.”
©	Includes $4,586,177 of securities loaned.
«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
P	Restricted Security. Investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At October 31, 2008, the aggregate amount of the restricted securities was $1,003,235 or 0.90% of the Portfolio’s net assets. See Note 13 in “Notes to financial statements.”

	Date of
Investment	Acquisition	Cost	Value
Countrywide Alternative Loan
Trust Series 2005-63 3A1
5.891% 11/25/35	9/28/05	$507,371	$297,183
Countrywide Home Loan
Mortgage Pass Through
Trust Series 2006-HYB3
3A1A 6.063% 5/20/36	3/29/06	456,763	396,974
Renaissance Home Equity Loan
Trust Series 2007-2 AF2
5.675% 6/25/37	5/14/07	290,000	249,346
Structured Asset Securities
Series 2001-SB1 A2
3.375% 8/25/31	12/17/04	69,283	59,732
Total			$1,003,235

2008 Annual report • Delaware Pooled Trust

Summary of Abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
ARM — Adjustable Rate Mortgage
CDS — Credit Default Swap
FGIC — Insured by the Financial Guaranty Insurance Company
GNMA — Government National Mortgage Association
GSMPS — Goldman Sachs Reperforming Mortgage Securities
MASTR — Mortgage Asset Securitization Transactions, Inc.
MBIA — Insured by the Municipal Bond Insurance Association
PIK — Pay-in-kind
RSB — Rate Stabilization Bonds
S.F. — Single Family
TBA — To be announced
yr — Year

The following foreign currency exchange contracts, financial futures contracts and swap contracts were outstanding at October 31, 2008:

Foreign Currency Exchange Contracts1

					Unrealized
Contracts to				Settlement	Appreciation
Receive (Deliver)		In Exchange For		Date	(Depreciation)
AUD	(820,421)	USD	518,744	11/14/08	$(25,762)
BRL	(403,238)	USD	174,487	11/14/08	(10,948)
EUR	(211,746)	USD	271,427	11/14/08	1,723
EUR	(444,912)	USD	578,519	11/3/08	11,569
EUR	(807,488)	USD	1,039,495	11/14/08	10,987
GBP	(171,605)	USD	281,896	11/3/08	5,716
GBP	(839,232)	USD	1,356,618	11/14/08	6,954
GBP	500,795	USD	(805,579)	11/14/08	(193)
JPY	(15,480,684)	USD	158,985	11/14/08	1,773
JPY	84,397,423	USD	(864,728)	11/14/08	(7,639)
NOK	593,321	USD	(84,803)	11/14/08	3,247
NZD	(478,894)	USD	280,871	11/3/08	2,003
NZD	(1,401,782)	USD	824,108	11/14/08	9,110
RUB	(5,554,740)	USD	198,810	11/7/08	(5,151)
					$3,389

Financial Futures Contracts2

	Notional			Unrealized
Contracts	Cost	Notional	Expiration	Appreciation
to Buy (Sell)	(Proceeds)	Value	Date	(Depreciation)
1 Long Gilt Bond	$205,002	$179,121	12/29/08	$(25,881)
45 U.S. Treasury
5 yr Notes	5,127,715	5,096,602	12/31/08	(31,113)
(24) U.S. Treasury
10 yr Notes	(2,735,037)	(2,713,875)	12/31/08	21,162
(10) U.S. Treasury
Long Bond	(1,171,670)	(1,131,250)	12/19/08	40,420
	$1,426,010			$4,588

Swap Contracts3
Credit Default Swap Contracts

		Annual		Unrealized
Swap Counterparty &	Notional	Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
Citigroup Global
Markets
CenturyTel
5 yr CDS	$395,000	1.71%	9/20/13	$(1,922)
Hartford
Financial CDS	95,000	4.30%	12/20/13	5,940
Hartford
Financial CDS	95,000	4.95%	12/20/13	3,687
Goldman Sachs
CDX High Yield
11.1 yr CDS	1,300,000	5.00%	12/20/13	1,247
Kraft Food
10 yr CDS	405,000	0.77%	12/20/17	11,873
JPMorgan
Chase Bank
CDX High Yield
10.1 yr CDS	100,000	5.00%	6/20/13	4,013
Embarq
6 yr CDS	50,000	2.60%	9/20/14	(1,792)
7 yr CDS	185,000	0.77%	9/20/14	10,180
Hartford
Financial CDS	95,000	5.20%	12/20/13	2,820
Hartford
Financial CDS	47,500	7.00%	12/20/13	(1,710)
Total	$2,767,500			$34,336

The use of foreign currency exchange contracts, financial futures contracts, and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”
2See Note 9 in “Notes to financial statements.”
3See Note 11 in “Notes to financial statements.”

See accompanying notes

2008 Annual report • Delaware Pooled Trust

(continues)     133

Statements of net assets

Delaware Pooled® Trust — The International Equity Portfolio

October 31, 2008

		Number of	Value
		Shares	(U.S. $)
Common Stock – 98.48%Δ
Australia – 9.12%
±	Amcor	2,792,832	$10,781,449
±	Foster’s Group	6,846,285	26,171,951
±	National Australia Bank	1,406,475	22,821,643
±	Telstra	11,190,109	30,801,931
±*	Wesfarmers	591,584	8,501,995
			99,078,969
Belgium – 0.17%
±	Fortis	1,549,365	1,837,056
±†	Fortis Strip	732,357	9,343
			1,846,399
Finland – 1.25%
±	UPM-Kymmene	960,079	13,573,689
			13,573,689
France – 12.00%
±	Carrefour	609,843	25,758,744
±*	Compagnie de Saint-Gobain	326,362	12,591,294
±	France Telecom	1,069,109	26,953,968
±†	GDF Suez	162,519	2,071
±	Renault	345,676	10,592,542
±	Societe Generale	317,000	17,275,375
±*	Total	677,272	37,253,213
			130,427,207
Germany – 5.62%
±	Deutsche Telekom	1,665,096	24,720,183
±	RWE	438,057	36,422,104
			61,142,287
Hong Kong – 2.18%
±	Hong Kong Electric Holdings	2,798,400	15,082,955
±	Wharf Holdings	4,300,764	8,580,917
			23,663,872
Italy – 3.23%
±	Intesa Sanpaolo	7,105,022	25,999,523
±	UniCredit	3,746,672	9,170,491
			35,170,014
Japan – 26.47%
±	Astellas Pharma	599,600	24,149,918
±	Canon	999,500	34,972,376
±	Kao	1,329,300	38,868,899
±	KDDI	4,365	26,151,734
±	Nitto Denko	632,900	14,016,191
±*	Sekisui House	1,307,000	13,105,337
±	Seven & I Holdings	997,400	28,003,547
±	Takeda Pharmaceutical	939,200	46,661,990
±	Tokio Marine Holdings	867,652	26,762,148
±	Toyota Motor	544,700	21,269,959
±	West Japan Railway	3,116	13,711,555
			287,673,654
Netherlands – 2.72%
±	ING Groep CVA	991,899	9,302,901
±	Reed Elsevier	1,517,768	20,283,382
			29,586,283
New Zealand – 0.60%
±	Telecom Corporation of
	New Zealand	4,819,397	6,532,765
			6,532,765
Singapore – 2.89%
±	Jardine Matheson Holdings	492,415	11,654,280
±	Oversea-Chinese Banking	2,693,200	9,105,580
±	Singapore Telecommunications	6,303,602	10,608,439
			31,368,299
South Africa – 0.76%
±	Sasol	280,133	8,268,942
			8,268,942
Spain – 6.77%
±	Banco Santander	2,068,853	22,371,462
±	Iberdrola	2,375,326	17,188,356
±	Telefonica	1,837,760	34,020,670
			73,580,488
Switzerland – 3.77%
±	Novartis	807,368	40,964,502
			40,964,502
Taiwan – 2.20%
	Chunghwa Telecom ADR	626,888	10,318,571
	Taiwan Semiconductor
	Manufacturing ADR	1,642,331	13,565,654
			23,884,225
United Kingdom – 18.73%
±	Aviva	1,407,726	8,392,185
±	BG Group	1,262,384	18,533,278
±	BP	3,315,878	27,045,186
±	Compass Group	2,244,751	10,448,338
±	GKN	2,359,865	4,515,998
±	GlaxoSmithKline	2,157,672	41,500,226
±	HBOS	3,563,741	5,841,793
±	Lloyds TSB Group	4,000,970	12,958,928
±	Royal Bank of Scotland Group	6,234,915	6,868,511
±	Royal Dutch Shell Class A	1,218,825	33,776,809
±	Unilever	1,498,508	33,692,515
			203,573,767
Total Common Stock
	(cost $1,360,275,486)		1,070,335,362

Rights – 0.00%
	Fortis Rights Coupon 42	1,549,365	0
Total Rights (cost $0)			0

Total Value of Securities Before
	Securities Lending Collateral – 98.48%
	(cost $1,360,275,486)		1,070,335,362

2008 Annual report • Delaware Pooled Trust

	Number of	Value
	Shares	(U.S. $)
Securities Lending Collateral** – 1.33%
Investment Companies
Mellon GSL DBT II
Collateral Fund	14,706,318	$14,341,601
Mellon GSL DBT II
Liquidation Trust	1,507,218	81,390
Total Securities Lending Collateral
(cost $16,213,536)		14,422,991

Total Value of Securities – 99.81%
(cost $1,376,489,022)		1,084,758,353 ©
Obligation to Return Securities
Lending Collateral** – (1.49%)		(16,213,536)
Receivables and Other Assets
Net of Liabilities – 1.68%		18,250,111
Net Assets Applicable to 75,035,709 Shares
Outstanding; Equivalent to $14.48
Per Share – 100.00%		$1,086,794,928

Components of Net Assets at October 31, 2008:
Shares of beneficial interest
(unlimited authorization - no par)		$1,181,293,961
Undistributed net investment income		84,194,637
Accumulated net realized gain on investments		112,871,824
Net unrealized depreciation of investments
and foreign currencies		(291,565,494)
Total net assets		$1,086,794,928

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 88 in “Country and sector allocations.”
±	Security is being valued based on international fair value pricing. At October 31, 2008, the aggregate amount of international fair value priced securities was $1,046,451,137, which represented 96.29% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”
†	Non income producing security.
*	Fully or partially on loan.
**	See Note 12 in “Notes to financial statements.”
©	Includes $13,992,025 of securities loaned.

Summary of Abbreviations:
ADR — American Depositary Receipts
CVA — Dutch Certificate

See accompanying notes

2008 Annual report • Delaware Pooled Trust

(continues)     135

Statements of net assets

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

October 31, 2008

		Number of	Value
		Shares	(U.S. $)
Common Stock – 96.25%Δ
Australia – 9.64%
±	Amcor	1,657,937	$6,400,300
±	Foster’s Group	4,562,180	17,440,283
±	National Australia Bank	913,325	14,819,728
±	Telstra	6,531,393	17,978,335
±	Wesfarmers	347,354	4,992,024
			61,630,670
Belgium – 0.15%
±*	Fortis	814,883	966,194
±†	Fortis Strip	305,506	3,897
			970,091
Finland – 1.46%
±	UPM-Kymmene	659,330	9,321,671
			9,321,671
France – 11.07%
±*	Carrefour	383,244	16,187,583
±	France Telecom	996,237	25,116,747
±†	GDF Suez	101,871	1,298
±*	Renault	198,925	6,095,654
±*	Societe Generale	197,893	10,784,466
±*	Total	229,588	12,628,443
			70,814,191
Germany – 3.62%
±	RWE	278,430	23,149,970
			23,149,970
Hong Kong – 3.28%
±	Hong Kong Electric Holdings	2,311,500	12,458,637
±	Wharf Holdings	4,260,750	8,501,081
			20,959,718
Italy – 3.44%
±	Intesa Sanpaolo	4,161,410	15,227,916
±	UniCredito Italiano	2,756,718	6,747,443
			21,975,359
Japan – 26.28%
±	Astellas Pharma	438,100	17,645,229
±*	Canon	655,200	22,925,364
±	Kao	764,000	22,339,456
±	KDDI	2,937	17,596,253
±*	Nitto Denko	342,600	7,587,213
±*	Sekisui House	743,000	7,450,088
±	Seven & I Holdings	563,300	15,815,519
±	Takeda Pharmaceutical	558,900	27,767,659
±	Tokio Marine Holdings	507,200	15,644,246
±	West Japan Railway	3,028	13,324,322
			168,095,349
Netherlands – 3.33%
±	ING Groep CVA	574,916	5,392,068
±	Reed Elsevier	923,791	12,345,500
±*	Telecom New Zealand	2,653,324	3,596,621
			21,334,189
Singapore – 2.39%
±	Singapore Telecommunications	5,002,000	8,417,952
±	United Overseas Bank	758,000	6,852,892
			15,270,844
Spain – 6.52%
±	Banco Santander	1,124,440	12,159,088
±	Iberdrola	1,331,036	9,631,655
±	Telefonica	1,075,219	19,904,488
			41,695,231
Switzerland – 3.89%
±	Novartis	490,592	24,891,817
			24,891,817
United Kingdom – 21.18%
±	Aviva	772,870	4,607,479
±	BG Group	946,170	13,890,886
±	BP	2,783,477	22,702,781
±	Compass Group	1,501,612	6,989,350
±	GKN	1,718,140	3,287,950
±	GlaxoSmithKline	1,240,178	23,853,332
±	HBOS	1,988,771	3,260,055
±*	Lloyds TSB Group	2,272,884	7,361,750
±	Royal Bank of Scotland Group	3,606,835	3,973,364
±	Royal Dutch Shell Class A	930,938	25,798,710
±	Unilever	877,249	19,724,102
			135,449,759
Total Common Stock
	(cost $823,650,937)		615,558,859

Rights – 0.00%
	Fortis Rights Coupon 42	814,883	0
Total Rights (cost $0)			0

		Principal
		Amount (U.S. $)
Repurchase Agreement** – 3.61%
	BNP Paribas 0.10%, dated 10/31/08,
	to be repurchased on 11/3/08,
	repurchase price $23,079,192
	(collateralized by U.S. government
	obligations, 4.875%,
	6/4/09 - 8/15/09; with market
	value $23,572,967)	$23,079,000	23,079,000
Total Repurchase Agreement
	(cost $23,079,000)		23,079,000

Total Value of Securities Before Securities
	Lending Collateral – 99.86%
	(cost $846,729,937)		638,637,859

2008 Annual report • Delaware Pooled Trust

	Number of	Value
	Shares	(U.S. $)
Securities Lending Collateral*** – 2.34%
Investment Companies
Mellon GSL DBT II Collateral Fund	15,312,978	$14,933,216
Mellon GSL DBT II Liquidation Trust	521,358	28,153
Total Securities Lending Collateral
(cost $15,834,336)		14,961,369

Total Value of Securities – 102.20%
(cost $862,564,273)		653,599,228 ©
Obligation to Return Securities
Lending Collateral*** – (2.47%)		(15,834,336)
Receivables and Other Assets Net
of Liabilities – 0.27%		1,754,540
Net Assets Applicable to 51,550,919 Shares
Outstanding; Equivalent to $12.41
Per Share – 100.00%		$639,519,432

Components of Net Assets at October 31, 2008:
Shares of beneficial interest
(unlimited authorization – no par)		$785,033,103
Undistributed net investment income		43,022,811
Accumulated net realized gain on investments		20,342,637
Net unrealized depreciation of investments
and foreign currencies		(208,879,119)
Total net assets		$639,519,432

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 89 in “Country and sector allocations.”
†	Non income producing security.
±

Security is being fair valued based on international fair value pricing. At October 31, 2008, the aggregate amount of international fair value priced securities was $ 615,558,859, which represented 96.25% of the Portfolio’s net assets. See Note 1 in “Notes to Financial Statements.”

*	Fully or partially on loan.
**	See Note 1 in “Notes to financial statements.”
***	See Note 12 in “Notes to financial statements.”
©	Includes $14,420,910 of securities loaned.

Summary of Abbreviations:
CVA — Dutch Certificate
EUR — European Monetary Unit
JPY — Japanese Yen
SGD — Singapore Dollar
USD — United States Dollar

The following foreign currency exchange contracts were outstanding at October 31, 2008:

Foreign Currency Exchange Contracts1

Contracts to				Settlement	Unrealized
Deliver		In Exchange For		Date	Depreciation
EUR	(1,242,912)	USD	1,602,238	11/3/08	$(18,400)
JPY	(61,411,499)	USD	627,352	11/5/08	(3,908)
SGD	(880,108)	USD	599,039	11/4/08	(5,538)
					$(27,846)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized depreciation is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

See accompanying notes

2008 Annual report • Delaware Pooled Trust

(continues)     137

Statements of net assets

Delaware Pooled® Trust — The Emerging Markets Portfolio

October 31, 2008

		Number of	Value
		Shares	(U.S. $)
Common Stock – 90.04%Δ
Argentina – 0.65%
*	Tenaris ADR	147,756	$3,042,296
			3,042,296
Brazil – 8.04%
	AES Tiete	235,194	1,205,957
	Companhia de Concessoes Rodoviarias	232,000	2,219,126
*	Companhia Vale do Rio Doce ADR	669,200	7,836,332
	CPFL Energia	212,247	3,062,846
*	CPFL Energia ADR	24,800	1,085,744
	Petroleo Brasileiro ADR	338,600	7,472,902
	Redecard	763,200	8,251,284
	Santos-Brasil	260,599	1,150,468
*	Votorantim Celulose e Papel ADR	540,550	5,454,150
			37,738,809
Chile – 1.32%
	Banco Santander ADR	114,600	4,102,680
*#	Inversiones Aguas
	Metropolitanas 144A ADR	150,000	2,102,130
			6,204,810
China – 18.43%■
±	China BlueChemical	6,792,000	2,576,289
±*	China Construction Bank	23,590,000	11,702,434
±*	China Merchants Holdings International	3,344,000	7,966,683
±	China Mobile	1,986,000	17,483,272
±	China Power International Development	20,112,000	3,702,455
±	China Shenhua Energy Series H	6,418,500	12,185,959
±*	China Shipping Development	10,236,000	10,086,979
±	CNOOC	6,138,000	5,039,755
±	COSCO Pacific	9,388,000	6,836,469
±*	Industrial & Commercial
	Bank of China Series H	16,099,000	7,574,862
±	TPV Technology	6,762,000	1,342,521
			86,497,678
Colombia – 1.60%
	BanColombia ADR	385,300	7,524,909
			7,524,909
Czech Republic – 0.80%
±	Komercni Banka	24,703	3,760,795
			3,760,795
Egypt – 2.89%
	MobiNil-Egyptian Mobile Services	181,227	3,442,063
*	Orascom Telecom Holding GDR	343,867	10,120,006
			13,562,069
India – 0.64%
	Hero Honda Motors	199,210	3,022,790
			3,022,790
Israel – 2.37%
±	Bank Hapoalim	1,361,818	3,094,136
±	Bezeq Israeli Telecommunication	5,359,251	8,028,209
			11,122,345
Malaysia – 1.81%
±	MISC Foreign	289,700	667,246
±	Public Bank Foreign	746,500	1,767,779
±	Tanjong	1,807,800	6,066,396
			8,501,421
Mexico – 6.18%
*	America Movil Series L ADR	311,900	9,650,186
	Banco Compartamos	1,100,800	1,871,809
*	Grupo Aeroportuario del Pacifico ADR	158,400	2,893,968
	Grupo Modelo Series C	1,608,800	4,961,118
	Grupo Televisa ADR	321,700	5,681,222
	Kimberly-Clark de Mexico Class A	1,206,800	3,967,176
			29,025,479
Philippines – 1.65%
	Philippine Long Distance
	Telephone ADR	189,000	7,730,100
			7,730,100
Poland – 0.96%
±	Bank Pekao	99,637	4,530,958
			4,530,958
Republic of Korea – 1.45%
±†	KB Financial Group	272,888	6,785,087
			6,785,087
Russia – 10.08%
	Evraz Group GDR	231,514	3,565,316
	Gazprom ADR	817,300	15,733,024
*	LUKOIL ADR	346,264	13,383,104
	Mobile TeleSystems ADR	374,400	14,657,760
			47,339,204
Singapore – 2.42%
±	Singapore Telecommunications	6,738,000	11,339,495
			11,339,495
South Africa – 7.19%
±	African Bank Investments	4,356,016	11,943,875
±	Impala Platinum Holdings	419,625	4,379,922
±	Pretoria Portland Cement	1,615,694	4,973,595
±	Sasol	312,788	9,232,850
±	Telkom	298,474	3,239,425
			33,769,667
Taiwan – 13.24%
±	Asustek Computer	2,906,848	4,163,322
±	Chinatrust Financial Holding	12,596,816	3,598,085
	Chunghwa Telecom ADR	336,586	5,540,201
±	Far EasTone Telecommunications	6,426,765	6,809,367
±	Lite-On Technology	12,028,966	7,510,242
±	MediaTek	840,574	7,527,103
±	Mega Financial Holding	17,281,000	4,780,430
±	President Chain Store	1,885,376	4,376,611
±	Synnex Technology International	2,045,294	2,654,657
±	Taiwan Semiconductor Manufacturing	10,428,015	15,172,196
			62,132,214
Thailand – 2.95%
±	Kasikornbank Foreign	2,298,754	3,341,334
±	Kasikornbank NVDR	213,546	310,097
	PTT PCL	1,536,200	6,963,814
±	Siam Cement NVDR	1,093,100	3,210,980
			13,826,225

2008 Annual report • Delaware Pooled Trust

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
Turkey – 5.37%
±* Akbank	2,987,556	$10,261,339
± Tofas Turk Otomobil Fabrikasi	1,744,858	2,038,725
±* Turkcell Iletisim Hizmet	2,569,351	12,897,170
		25,197,234
Total Common Stock
(cost $663,232,701)		422,653,585

Preferred Stock – 6.70%
Brazil – 3.18%
AES Tiete	228,400	1,420,049
Companhia Vale do Rio Doce Class A	114,836	1,327,092
Investimentos Itau	3,006,877	9,554,860
Usinas Siderurgicas de Minas Gerais
Class A	207,100	2,638,095
		14,940,096
Republic of Korea – 3.52%
± Hyundai Motor	370,720	5,606,709
± Samsung Electronics	41,398	10,905,116
		16,511,825
Total Preferred Stock
(cost $51,130,300)		31,451,921

Total Value of Securities Before Securities
Lending Collateral – 96.74%
(cost $714,363,001)		454,105,506

Securities Lending Collateral** – 7.25%
Investment Companies
Mellon GSL DBT II Collateral Fund	34,861,913	33,997,338
Mellon GSL DBT II Liquidation Trust	575,855	31,096
Total Securities Lending Collateral
(cost $35,437,768)		34,028,434

Total Value of Securities – 103.99%
(cost $749,800,769)		488,133,940 ©
Obligation to Return Securities
Lending Collateral** – (7.55%)		(35,437,768)
Receivables and Other Assets
Net of Liabilities – 3.56%		16,695,825
Net Assets Applicable to 61,945,636 Shares
Outstanding; Equivalent to $7.58
Per Share – 100.00%		$469,391,997

Components of Net Assets at October 31, 2008:
Shares of beneficial interest
(unlimited authorization – no par)	$636,059,086
Undistributed net investment income	18,280,029
Accumulated net realized gain on investments	76,736,772
Net unrealized depreciation of investments
and foreign currencies	(261,683,890)
Total net assets	$469,391,997

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 90 in “Country and sector allocations.”
*	Fully or partially on loan.
†	Non income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2008, the aggregate amount of Rule 144A securities was $2,102,130, which represented 0.45% of Portfolio’s net assets. See Note 13 in “Notes to financial statements.”
■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
±	Security is being valued based on international fair value pricing. At October 31, 2008, the aggregate amount of international fair value priced securities was $271,470,929, which represented 57.83% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”
**	See Note 12 in “Notes to financial statements.”
©	Includes $26,616,332 of securities loaned.

Summary of Abbreviations:
ADR — American Depositary Receipts
GDR — Global Depositary Receipts
ISL — Israeli Shekel
MXN — Mexican Peso
NVDR — Non-Voting Depositary Receipts
USD — United States Dollar
ZAR — South African Rand

The following foreign currency exchange contracts were outstanding at October 31, 2008:

Foreign Currency Exchange Contracts1

					Unrealized
Contracts to				Settlement	Appreciation
Receive (Deliver)		In Exchange For		Date	(Depreciation)
ISL	(4,148,889)	USD	1,107,848	11/3/08	$(12,657)
MXN	(1,880,291)	USD	145,929	11/3/08	(151)
ZAR	5,613,615	USD	(563,616)	11/4/08	10,325
					$(2,483)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

See accompanying notes

2008 Annual report • Delaware Pooled Trust

(continues)     139

Statements of net assets

Delaware Pooled® Trust — The Global Real Estate Securities Portfolio

October 31, 2008

		Number of	Value
		Shares	(U.S. $)
Common Stock – 91.10%Δ
Australia – 8.10%
±*	Goodman Group	620,011	$391,180
±*	Stockland	274,945	739,350
±*	Westfield Group	542,986	5,997,140
			7,127,670
Brazil – 0.28%
	†BR Malls Participacoes	67,857	249,641
			249,641
Canada – 2.44%
	Brookfield Properties	41,901	425,700
	RioCan Real Estate
	Investment Trust	123,175	1,717,248
			2,142,948
France – 5.95%
±*	Fonciere Des Regions	15,770	1,042,648
±*	Unibail-Rodamco	27,963	4,193,365
			5,236,013
Greece – 1.07%
±	Babis Vovos International
	Construction	50,375	944,093
			944,093
■Hong Kong – 7.03%
±	China Overseas Land &
	Investment	350,000	395,241
±*†	China Resources Beijing Land	212,000	214,595
±*	Hang Lung Group	239,000	769,091
±	Henderson Land Development	225,000	813,683
±*	Link REIT	592,116	1,058,706
±*	Sun Hung Kai Properties	274,000	2,400,527
±	Wharf Holdings	265,000	528,730
			6,180,573
Italy – 0.78%
±*	Beni Stabili	1,132,658	688,471
			688,471
Japan – 14.76%
±*	Aeon Mall	45,112	1,113,573
±	Mitsubishi Estate	303,800	5,426,611
±	Mitsui Fudosan	257,900	4,498,392
±	NTT Urban Development	712	730,410
±*	Sumitomo Realty & Development	46,300	754,320
±	Tokyu REIT	80	460,919
			12,984,225
Malaysia – 1.02%
±	Bandar Raya Developments	1,056,966	300,558
±	KLCC Property Holdings	774,070	592,928
			893,486
Netherlands – 1.21%
±	Corio	19,825	1,059,277
			1,059,277
Singapore – 1.83%
±*	Ascendas Real Estate
	Investment Trust	724,500	806,207
±	CapitaMall Trust	368,796	489,063
±	Suntec Real Estate Investment Trust	662,900	317,319
			1,612,589
Sweden – 0.92%
±*	Castellum	45,825	311,015
±*†	Hufvudstaden Class A	78,185	494,147
			805,162
United Kingdom – 6.50%
±	British Land	129,298	1,291,521
±	Hammerson	128,707	1,481,465
±	Land Securities Group	165,754	2,942,534
			5,715,520
United States – 39.21%
*	Alexandria Real Estate Equities	21,180	1,472,434
	AMB Property	11,967	287,567
*	Apartment Investment &
	Management	11,800	172,634
*	AvalonBay Communities	10,248	727,813
	Boston Properties	21,099	1,495,497
*	BRE Properties	10,685	371,945
	Camden Property Trust	15,200	512,392
*	Corporate Office Properties Trust	9,000	279,810
†	Corrections Corporation of America	49,900	953,589
*	Digital Realty Trust	34,158	1,143,610
*	Entertainment Properties Trust	12,900	483,105
	Equity Residential	62,704	2,190,250
*	Essex Property Trust	2,534	246,558
*	Federal Realty Investment Trust	11,629	712,509
	General Growth Properties	6,300	26,082
	HCP	65,772	1,968,556
*	Health Care REIT	20,053	892,559
	Highwoods Properties	24,900	618,018
*	Host Hotels & Resorts	142,008	1,468,363
*	Kilroy Realty	24,400	784,460
	Kimco Realty	44,658	1,008,378
	Kite Realty Group Trust	62,761	381,587
	Liberty Property Trust	41,049	979,019
*	Macerich	28,040	824,937
	Mack-Cali Realty	21,700	493,024
*	Nationwide Health Properties	20,900	623,656
	ProLogis	38,231	535,234
	Public Storage	34,196	2,786,973
	Ramco-Gershenson Properties Trust	35,105	462,684
	Regency Centers	28,580	1,127,767
	Senior Housing Properties Trust	41,600	797,472
*	Simon Property Group	59,803	4,008,594
	SL Green Realty	3,772	158,575
*	Tanger Factory Outlet Centers	7,800	282,126
	UDR	15,200	300,352
	Ventas	30,808	1,110,936
	Vornado Realty Trust	25,493	1,798,531
			34,487,596
Total Common Stock
	(cost $123,192,285)		80,127,264

2008 Annual report • Delaware Pooled Trust

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Repurchase Agreement** – 9.54%
BNP Paribas 0.10%, dated
10/31/08, to be repurchased
on 11/3/08, repurchase price
$8,387,070 (collateralized
by U.S. government
obligations, 4.875%,
6/4/09 - 8/15/09; with market
value $8,566,509)	$8,387,000	$8,387,000
Total Repurchase Agreement
(cost $8,387,000)		8,387,000

Total Value of Securities Before Securities
Lending Collateral – 100.64%
(cost $131,579,285)		88,514,264
	Number of
	Shares
Securities Lending Collateral*** – 21.01%
Investment Companies
Mellon GSL DBT II Collateral Fund	18,926,714	18,457,331
Mellon GSL DBT II Liquidation Trust	415,589	22,442
Total Securities Lending Collateral
(cost $19,342,303)		18,479,773

Total Value of Securities – 121.65%
(cost $150,921,588)		106,994,037	©
Obligation to Return Securities
Lending Collateral*** – (21.99%)		(19,342,303)
Receivables and Other Assets
Net of Liabilities – 0.34%		298,966
Net Assets Applicable to 19,867,442
Shares Outstanding – 100.00%		$87,950,700

Net Asset Value – Delaware Pooled Trust –
The Global Real Estate Securities Portfolio
Original Class ($87,945,277 / 19,866,214 Shares)		$4.43
Net Asset Value – Delaware Pooled Trust –
The Global Real Estate Securities Portfolio
Class P ($5,423 / 1,228 Shares)		$4.42

Components of Net Assets at October 31, 2008:
Shares of beneficial interest
(unlimited authorization – no par)	$200,387,938
Accumulated net realized loss on investments	(68,516,022)
Net unrealized depreciation of investments
and foreign currencies	(43,921,216)
Total net assets	$87,950,700

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 91 in “Country and sector allocations.”
*	Fully or partially on loan.
†	Non income producing security.
**	See Note 1 in “Notes to financial statements.”
***	See Note 12 in “Notes to financial statements.”
©	Includes $18,117,889 of securities loaned.
■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
±	Security is being valued based on international fair value pricing. At October 31, 2008, the aggregate amount of international fair value priced securities was $43,247,079, which represented 49.17% of the Portfolio’s net assets. See Note 1 in "Notes to financial statements."
REIT — Real Estate Investment Trust

See accompanying notes

2008 Annual report • Delaware Pooled Trust

(continues)     141

Statements of net assets

Delaware Pooled® Trust — The Global Fixed Income Portfolio

October 31, 2008

	Principal		Value
	Amount°		(U.S. $)
Bonds – 94.64%
Austria – 1.69%
Oesterreichische Kontrollbank
1.80% 3/22/10	JPY	225,000,000	$2,317,870
Republic of Austria
5.25% 1/4/11	EUR	427,000	567,059
			2,884,929
Belgium – 3.28%
Kingdom of Belgium
5.50% 9/28/17	EUR	4,117,000	5,614,724
			5,614,724
Canada – 0.45%
Canadian Government
1.90% 3/23/09	JPY	75,000,000	763,883
			763,883
Denmark – 2.00%
Kingdom of Denmark
2.75% 11/15/11	USD	3,460,000	3,420,902
			3,420,902
Finland – 3.59%
Republic of Finland
5.375% 7/4/13	EUR	1,468,000	2,003,640
5.75% 2/23/11	EUR	3,070,000	4,145,210
			6,148,850
France – 7.82%
Compagnie de Financement
Foncier 0.60% 3/23/10	JPY	824,000,000	8,330,401
Government of France
5.00% 10/25/16	EUR	3,743,000	5,047,481
			13,377,882
Germany – 9.16%
DSL Bank
1.75% 10/7/09	JPY	165,000,000	1,689,958
KFW
1.85% 9/20/10	JPY	247,000,000	2,560,296
5.25% 7/4/12	EUR	4,813,000	6,424,031
Rentenbank
1.375% 4/25/13	JPY	487,000,000	4,996,611
			15,670,896
Ireland – 3.53%
Republic of Ireland
5.00% 4/18/13	EUR	4,567,000	6,049,175
			6,049,175
Italy – 14.79%
Italy Buoni Poliennali
Del Tesoro
3.75% 8/1/15	EUR	3,743,000	4,557,489
4.00% 2/1/37	EUR	3,256,000	3,383,330
4.50% 2/1/18	EUR	2,770,000	3,401,593
4.75% 2/1/13	EUR	4,042,000	5,265,196
Republic of Italy
3.70% 11/14/16	JPY	738,000,000	8,705,247
			25,312,855
Japan – 8.14%
Development Bank of Japan
2.30% 3/19/26	JPY	200,000,000	2,061,144
Japan Finance Corporation
for Municipal Enterprises
1.55% 2/21/12	JPY	427,000,000	4,426,948
2.00% 5/9/16	JPY	690,000,000	7,443,373
			13,931,465
Mexico – 4.69%
Mexican Bonos
8.00% 12/23/10	MXN	2,994,000	232,563
9.00% 12/20/12	MXN	10,480,000	831,721
9.50% 12/18/14	MXN	34,435,000	2,772,195
10.00% 12/5/24	MXN	48,658,000	4,182,678
			8,019,157
Netherlands – 6.44%
Deutsche Telekom
International Finance
8.75% 6/15/30	USD	861,000	764,080
E. ON International Finance
5.80% 4/30/18	USD	1,534,000	1,456,805
•ING Bank
6.125% 5/29/23	EUR	1,030,000	1,115,489
Netherlands Government
4.25% 7/15/13	EUR	1,422,000	1,864,183
7.50% 1/15/23	EUR	3,518,000	5,821,346
			11,021,903
Norway – 5.10%
Eksportfinans
1.80% 6/21/10	JPY	846,000,000	8,731,539
			8,731,539
Poland – 2.71%
Poland Government
5.50% 3/12/12	EUR	3,743,000	4,643,538
			4,643,538
Spain – 3.14%
Instituto de Credito Oficial
4.625% 6/6/12	GBP	1,033,000	1,686,652
5.625% 3/17/10	GBP	1,205,000	1,985,474
Spanish Government
5.50% 7/30/17	EUR	1,257,000	1,708,901
			5,381,027
Supranational – 5.54%
European Investment Bank
1.40% 6/20/17	JPY	299,400,000	2,962,384
Inter-American Development
Bank 5.50% 3/30/10	EUR	4,267,000	5,580,537
Nordic Investment Bank
1.70% 4/27/17	JPY	90,000,000	945,284
			9,488,205

2008 Annual report • Delaware Pooled Trust

	Principal		Value
	Amount°		(U.S. $)
Bonds (continued)
United Kingdom – 9.96%
HSBC Holdings
6.25% 3/19/18	EUR	1,000,000	$1,272,321
•Lloyds TSB Bank
5.625% 3/5/18	EUR	1,230,000	1,511,091
•SL Finance 6.375% 7/12/22	EUR	610,000	674,234
Standard Chartered Bank
5.875% 9/26/17	EUR	900,000	925,175
U.K. Treasury
4.00% 9/7/16	GBP	2,919,000	4,588,875
5.00% 3/7/12	GBP	299,000	502,102
5.00% 9/7/14	GBP	4,491,000	7,578,329
			17,052,127
United States – 2.61%
Bank of America
5.65% 5/1/18	USD	2,270,000	1,954,561
U.S. Treasury Notes
4.125% 5/15/15	USD	338,000	352,312
*4.875% 1/31/09	USD	599,000	605,224
7.50% 11/15/24	USD	824,000	1,084,204
•Zurich Finance
4.50% 6/15/25	EUR	500,000	472,052
			4,468,353
Total Bonds
(cost $165,232,908)			161,981,410

Total Value of Securities Before Securities
Lending Collateral – 94.64%
(cost $165,232,908)			161,981,410
	Number of
	Shares
Securities Lending Collateral** – 0.47%
Investment Companies
Mellon GSL DBT II Collateral Fund		829,000	808,441
Mellon GSL DBT II Liquidation Trust		16,817	908
Total Securities Lending Collateral
(cost $845,817)			809,349

Total Value of Securities – 95.11%
(cost $166,078,725)			162,790,759 ©
Obligation to Return Securities
Lending Collateral** – (0.49%)			(845,817)
Receivables and Other Assets
Net of Liabilities – 5.38%			9,216,716
Net Assets Applicable to 14,596,830 Shares
Outstanding; Equivalent to $11.73
Per Share – 100.00%			$171,161,658

Components of Net Assets at October 31, 2008:
Shares of beneficial interest
(unlimited authorization – no par)	$148,923,321
Undistributed net investment income	30,306,815
Accumulated net realized loss on investments	(4,404,417)
Net unrealized depreciation of investments and
foreign currencies	(3,664,061)
Total net assets	$171,161,658

°Principal amount is stated in the currency in which each security is denominated.
EUR — European Monetary Unit
GBP — British Pound Sterling
JPY — Japanese Yen
MXN — Mexican Peso
USD — United States Dollar

•	Variable rate security. The rate shown is the rate as of October 31, 2008.
*	Fully or partially on loan.
**	See Note 12 in “Notes to financial statements.”
©	Includes $818,186 of securities loaned.

See accompanying notes

2008 Annual report • Delaware Pooled Trust

(continues)     143

Statements of net assets

Delaware Pooled® Trust — The International Fixed Income Portfolio

October 31, 2008

	Principal		Value
	Amount°		(U.S. $)
Bonds – 96.22%
Austria – 8.78%
Oesterreichische Kontrollbank
1.80% 3/22/10	JPY	125,000,000	$1,287,705
Republic of Austria
5.25% 1/4/11	EUR	500,000	664,004
6.25% 7/15/27	EUR	450,000	667,527
			2,619,236
Belgium – 3.18%
Kingdom of Belgium
5.50% 3/28/28	EUR	650,000	881,224
5.75% 9/28/10	EUR	50,000	66,745
			947,969
Finland – 1.21%
Republic of Finland
5.375% 7/4/13	EUR	265,000	361,692
			361,692
France – 7.34%
Compagnie de Financement
Foncier 0.60% 3/23/10	JPY	60,000,000	606,583
Dexia Municipal Agency
1.55% 10/31/13	JPY	59,000,000	609,098
1.80% 5/9/17	JPY	35,000,000	310,286
Government of France
5.75% 10/25/32	EUR	460,000	663,321
			2,189,288
Germany – 22.72%
Deutsche Postbank
5.75% 3/19/09	EUR	1,500,000	980,672
Deutschland Republic
4.50% 1/4/13	EUR	660,000	883,308
6.50% 7/4/27	EUR	560,000	878,886
KFW
1.75% 3/23/10	JPY	150,000,000	1,545,725
1.85% 9/20/10	JPY	30,000,000	310,967
5.00% 7/4/11	EUR	715,000	942,851
Rentenbank
1.375% 4/25/13	JPY	120,000,000	1,231,199
			6,773,608
Ireland – 4.00%
Republic of Ireland
5.00% 4/18/13	EUR	900,000	1,192,086
			1,192,086
Italy – 2.72%
Italy Buoni Poliennali Del
Tesoro 4.25% 8/1/14	EUR	400,000	507,151
Republic of Italy
0.65% 3/20/09	JPY	30,000,000	304,231
			811,382
Japan – 12.51%
Development Bank of Japan
1.40% 6/20/12	JPY	80,000,000	822,540
1.75% 6/21/10	JPY	50,000,000	515,971
2.30% 3/19/26	JPY	110,000,000	1,133,630
Japan Finance Corporation for
Municipal Enterprises
1.55% 2/21/12	JPY	90,000,000	933,080
2.00% 5/9/16	JPY	30,000,000	323,625
			3,728,846
Mexico – 3.49%
Mexican Bonos
8.00% 12/23/10	MXN	1,600,000	124,282
8.00% 12/7/23	MXN	5,000,000	363,707
9.50% 12/18/14	MXN	4,000,000	322,021
10.00% 12/5/24	MXN	2,700,000	232,094
			1,042,104
Netherlands – 8.81%
Bank Nederlandse Gemeenten
1.85% 11/7/16	JPY	105,000,000	1,104,675
4.625% 9/13/12	EUR	500,000	655,191
•ING Bank NV 6.125% 5/29/23	EUR	160,000	173,280
Netherlands Government
7.50% 1/15/23	EUR	420,000	694,987
			2,628,133
Norway – 4.13%
Eksportfinans 1.60% 3/20/14	JPY	119,000,000	1,231,517
			1,231,517
Portugal – 0.89%
Portugal Obrigacoes do
Tesouro 5.15% 6/15/11	EUR	200,000	264,132
			264,132
Slovenia – 2.20%
Republic of Slovenia
6.00% 3/24/10	EUR	500,000	654,791
			654,791
Spain – 0.33%
Spanish Government
5.50% 7/30/17	EUR	72,000	97,885
			97,885
Supranational – 3.00%
European Investment Bank
2.15% 1/18/27	JPY	35,000,000	336,260
Inter-American Development
Bank 5.50% 3/30/10	EUR	426,000	557,138
			893,398
United Kingdom – 10.66%
HSBC Holdings
6.25% 3/19/18	EUR	150,000	190,848
•Lloyds TSB Bank
5.625% 3/5/18	EUR	175,000	214,993
•SL Finance 6.375% 7/12/22	EUR	100,000	110,530
Standard Chartered Bank
5.875% 9/26/17	EUR	150,000	154,196
U.K. Treasury
4.00% 9/7/16	GBP	800,000	1,257,656
4.25% 6/7/32	GBP	50,000	73,789
5.00% 3/7/12	GBP	700,000	1,175,490
			3,177,502

2008 Annual report • Delaware Pooled Trust

	Principal		Value
	Amount°		(U.S. $)
Bonds (continued)
United States – 0.25%
•Zurich Finance 4.50% 6/15/25	EUR	80,000	$75,528
			75,528
Total Bonds
(cost $27,652,402)			28,689,097

Repurchase Agreement* – 0.86%
BNP Paribas 0.10%, dated
10/31/08, to be repurchased
on 11/3/08, repurchase price
$255,002 (collateralized by
U.S. government obligations,
4.875%, 6/4/09 - 8/15/09;
with market value $260,458)	USD	255,000	255,000
Total Repurchase Agreement
(cost $255,000)			255,000

Total Value of Securities Before Securities
Lending Collateral – 97.08%
(cost $27,907,402)			28,944,097

	Number of
	Shares
Securities Lending Collateral** – 0.00%
Mellon GSL DBT II
Liquidation Trust		23,899	1,291
Total Securities Lending Collateral
(cost $23,899)			1,291

Total Value of Securities – 97.08%
(cost $27,931,301)			28,945,388
Obligation to Return Securities Lending
Collateral** – (0.08%)			(23,899)
Receivables and Other Assets
Net of Liabilities – 3.00%			893,957
Net Assets Applicable to 2,576,514 Shares
Outstanding; Equivalent to $11.57
Per Share – 100.00%			$29,815,446

Components of Net Assets at October 31, 2008:
Shares of beneficial interest
(unlimited authorization – no par)			$28,732,172
Undistributed net investment income			2,009,075
Accumulated net realized loss on investments			(1,887,032)
Net unrealized appreciation of investments
and foreign currencies			961,231
Total net assets			$29,815,446

•	Variable rate security. The rate shown is the rate as of October 31, 2008.
*	See Note 1 in “Notes to financial statements.”
**	See Note 12 in “Notes to financial statements.”
°	Principal amount shown is stated in the currency in which each security is denominated.

EUR — European Monetary Unit
GBP — British Pound Sterling
JPY — Japanese Yen
MXN — Mexican Peso
USD — United States Dollar

See accompanying notes

2008 Annual report • Delaware Pooled Trust

Statements of assets and liabilities

Delaware Pooled® Trust

October 31, 2008

	The		The	The
	Large-Cap	The	Large-Cap	Mid-Cap
	Value Equity	Select 20	Growth Equity	Growth Equity
	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments at value	$8,664,783	$8,447,706	$255,241,997	$3,035,326
Repurchase agreements, at value	225,000	498,000	3,285,000	179,000
Short-term investments held as collateral for loaned securities, at value	23	466,674	13,754,424	109,238
Cash	1,705	1,468	17,665	1,404
Dividends, interest and securities lending income receivable	22,071	8,059	124,004	1,863
Receivable for securities sold	96,110	16,858	622,656	62,812
Due from DMC	—	3,390	—	1,758
Total assets	9,009,692	9,442,155	273,045,746	3,391,401

Liabilities:
Due to manager and affiliates	9,197	2,229	126,115	2,460
Other accrued expenses	11,870	12,358	77,775	12,034
Obligation to return security lending collateral	426	494,604	14,316,245	115,705
Total liabilities	21,493	509,191	14,520,135	130,199

Total net assets	$8,988,199	$8,932,964	$258,525,611	$3,261,202

Investments at cost	$10,856,835	$12,073,190	$358,285,751	$3,665,865
Repurchase agreements at cost	$225,000	$498,000	$3,285,000	$179,000
Cost of short-term investments held as
collateral for loaned securities	$426	$494,604	$14,316,245	$115,705

See accompanying notes

2008 Annual report • Delaware Pooled Trust

	The	The	The	The	The
	Small-Cap	Focus Smid-Cap	Smid-Cap	Real Estate	Intermediate
	Growth Equity	Growth Equity	Growth Equity	Investment Trust	Fixed Income
	Portfolio	Portfolio	Portfolio	Portfolio II	Portfolio
Assets:
Investments at value	$5,473,861	$4,304,629	$1,658,622	$4,905,869	$6,802,418
Repurchase agreements, at value	442,000	65,000	55,000	371,000	—
Short-term investments held as collateral for loaned securities, at value	402,069	792,223	244,353	759,159	963,686
Cash	—	1,105	—	4,763	362,468
Dividends, interest and securities lending income receivable	3,382	5,032	496	5,521	75,185
Receivable for securities sold	83,142	33,039	28,980	98,303	6,567
Credit default swap contract, at value	—	—	—	—	2,741
Due from DMC	—	—	—	621	4,236
Total assets	6,404,454	5,201,028	1,987,451	6,145,236	8,217,301

Liabilities:
Cash overdraft	10,870	—	3,269	—	—
Payable for securities purchased	66,449	55,518	25,835	—	379,207
Distributions payable	—	—	—	—	8,191
Options written, at value (premiums received $36,640)	—	—	—	—	46,594
Due to manager and affiliates	6,240	4,205	3,590	2,536	5,146
Other accrued expenses	14,951	11,098	11,825	12,380	17,752
Obligation to return security lending collateral	418,364	825,402	253,286	784,666	1,002,905
Accrued protection payments on credit default swap contracts	—	—	—	—	164
Total liabilities	516,874	896,223	297,805	799,582	1,459,959

Total net assets	$5,887,580	$4,304,805	$1,689,646	$5,345,654	$6,757,342

Investments at cost	$6,664,068	$5,810,814	$2,113,517	$6,739,327	$7,290,571
Repurchase agreements at cost	$442,000	$65,000	$55,000	$371,000	$—
Cost of short-term investments held as
collateral for loaned securities	$418,364	$825,402	$253,286	$784,666	$1,002,905

See accompanying notes

2008 Annual report • Delaware Pooled Trust

(continues)     147

Statements of assets and liabilities

Delaware Pooled® Trust

	The	The	The	The
	Core Focus	High-Yield	Core Plus	International
	Fixed Income	Bond	Fixed Income	Equity
	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments at value	$30,001,174	$18,922,885	$110,304,587	$1,070,335,362
Repurchase agreements, at value	5,000	1,422,000	479,000	—
Short-term investments held as collateral for loaned securities, at value	2,668,839	1,521,556	4,571,432	14,422,991
Cash	—	101,304	627,591	16,324,653
Foreign currencies	10	—	372,316	4,146
Foreign currency contracts, at value	—	—	53,082	—
Dividends, interest and securities lending income receivable	280,479	645,397	1,154,972	4,378,854
Receivable for fund shares sold	—	3,243	—	734,724
Receivable for securities sold	2,121,553	431,681	5,824,397	—
Variation margin receivable on futures contracts	—	—	16,259	—
Credit default swap contracts, at value	8,391	2,260	284,614	—
Total assets	35,085,446	23,050,326	123,688,250	1,106,200,730

Liabilities:
Cash overdraft	527,721	—	—	—
Payable for securities purchased	1,451,941	657,952	7,253,500	—
Payable for fund shares redeemed	—	957,292	35,000	1,986,194
Due to manager and affiliates	16,355	12,652	55,123	752,914
Other accrued expenses	18,554	16,615	39,026	453,158
Written options, at value (premiums received $143,417)	181,406	—	—	—
Accrued protection payments on credit default contracts	801	299	9,517	—
Foreign currency contracts, at value	—	—	49,693	—
Obligation to return security lending collateral	2,778,109	1,591,290	4,736,535	16,213,536
Other liabilities	—	—	13,570	—
Total liabilities	4,974,887	3,236,100	12,191,964	19,405,802

Total net assets	$30,110,559	$19,814,226	$111,496,286	$1,086,794,928

Investments at cost	$32,616,369	$24,869,774	$122,374,002	$1,360,275,486
Repurchase agreements at cost	$5,000	$1,422,000	$479,000	$—
Cost of short-term investments held as
collateral for loaned securities	$2,778,109	$1,591,290	$4,736,535	$16,213,536
Foreign currencies at cost	$12	$—	$383,062	$5,077

See accompanying notes

2008 Annual report • Delaware Pooled Trust

	The		The
	Labor Select	The	Global	The	The
	International	Emerging	Real Estate	Global Fixed	International
	Equity	Markets	Securities	Income	Fixed Income
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at value	$615,558,859	$454,105,506	$80,127,264	$161,981,410	$28,689,097
Repurchase agreements, at value	23,079,000	—	8,387,000	—	255,000
Short-term investments held as collateral for loaned securities,
at value	14,961,369	34,028,434	18,479,773	809,349	1,291
Cash	3,202,669	9,939,527	—	9,988,528	458,933
Foreign currencies	—	4,049,435	1,193	—	44,275
Foreign currency contracts, at value	—	—	—	10,794	—
Dividends, interest and securities lending income receivable	2,033,880	1,898,407	236,253	2,618,731	424,477
Receivable for fund shares sold	—	—	135,948	8,811	—
Receivable for securities sold	—	6,037,416	988,445	58,974,576	—
Total assets	658,835,777	510,058,725	108,355,876	234,392,199	29,873,073

Liabilities:
Cash overdraft	—	—	681,960	—	—
Payable for securities purchased	2,800,742	4,312,905	88,751	4,701,531	—
Payable for fund shares redeemed	—	182,522	131,327	57,488,040	—
Due to manager and affiliates	433,378	429,656	73,469	115,724	13,969
Other accrued expenses	220,043	301,394	87,366	79,429	19,759
Foreign currency contracts, at value	27,846	2,483	—	—	—
Obligation to return security lending collateral	15,834,336	35,437,768	19,342,303	845,817	23,899
Total liabilities	19,316,345	40,666,728	20,405,176	63,230,541	57,627

Total net assets	$639,519,432	$469,391,997	$87,950,700	$171,161,658	$29,815,446

Investments at cost	$823,650,937	$714,363,001	$123,250,211	$165,232,908	$27,652,402
Repurchase agreements at cost	$23,079,000	$—	$8,387,000	$—	$255,000
Cost of short-term investments held as
collateral for loaned securities	$15,834,336	$35,437,768	$19,342,303	$845,817	$23,899
Foreign currencies at cost	$—	$3,980,995	$1,262	$10,752	$44,216

See accompanying notes

2008 Annual report • Delaware Pooled Trust

Statements of operations

Delaware Pooled® Trust

Year Ended October 31, 2008

	The		The	The
	Large-Cap	The	Large-Cap	Mid-Cap
	Value Equity	Select 20	Growth Equity	Growth Equity
	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividends	$274,787	$34,536	$3,103,009	$24,833
Interest	5,071	7,047	83,170	5,687
Securities lending income	2,216	16,803	149,492	5,402
Foreign tax withheld	—	—	—	(131)
	282,074	58,386	3,335,671	35,791

Expenses:
Management fees	49,816	42,289	2,154,965	34,456
Accounting and administration expenses	3,623	2,256	156,725	1,838
Reports and statements to shareholders	1,043	874	22,286	115
Registration fees	30,178	21,285	31,154	21,791
Legal fees	1,050	7,754	49,972	626
Dividend disbursing and transfer agent fees and expenses	5,238	3,879	40,211	4,932
Custodian fees	427	1,077	7,423	1,588
Trustees’ fees	511	294	21,868	257
Dues and services	1,874	2,543	3,842	1,839
Audit and tax	10,187	9,742	54,746	10,089
Consulting fees	134	100	4,994	66
Trustees’ expenses	52	26	1,846	21
Pricing fees	694	746	714	980
Insurance fees	148	32	11,114	111
Taxes (other than taxes on income)	137	100	2,772	341
	105,112	92,997	2,564,632	79,050
Less expenses absorbed or waived	(43,090)	(42,553)	(9,735)	(35,777)
Less expense paid indirectly	(148)	(286)	(3,202)	(95)

Total operating expenses	61,874	50,158	2,551,695	43,178
Net Investment Income (Loss)	220,200	8,228	783,976	(7,387)

Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	(1,610,572)	(178,814)	(17,961,087)	(186,799)
Foreign currencies	—	34	5,549	—
Net realized loss	(1,610,572)	(178,780)	(17,955,538)	(186,799)
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(3,407,972)	(4,323,181)	(172,056,990)	(1,918,488)
Net Realized and Unrealized Loss on
Investments and Foreign Currencies	(5,018,544)	(4,501,961)	(190,012,528)	(2,105,287)

Net Decrease In Net Assets
Resulting from Operations	$(4,798,344)	$(4,493,733)	$(189,228,552)	$(2,112,674)

See accompanying notes

2008 Annual report • Delaware Pooled Trust

	The	The	The	The	The
	Small-Cap	Focus Smid-Cap	Smid-Cap	Real Estate	Intermediate
	Growth Equity	Growth Equity	Growth Equity	Investment	Fixed Income
	Portfolio	Portfolio	Portfolio	Trust Portfolio II	Portfolio
Investment Income:
Dividends	$42,162	$71,335	$14,931	$273,935	$—
Interest	4,556	5,887	1,467	7,938	382,561
Securities lending income	33,531	23,097	10,487	6,889	12,095
Foreign tax withheld	(251)	(315)	(5)	—	—
	79,998	100,004	26,880	288,762	394,656

Expenses:
Management fees	81,904	48,516	17,754	69,183	31,263
Accounting and administration expenses	4,368	2,588	947	3,690	3,126
Reports and statements to shareholders	260	272	799	221	635
Registration fees	20,201	2,543	3,275	18,337	14,970
Legal fees	740	871	272	1,097	1,293
Dividend disbursing and transfer agent fees and expenses	5,403	5,010	3,547	4,094	5,120
Custodian fees	4,176	383	647	1,056	10,939
Trustees’ fees	631	364	133	532	433
Dues and services	1,858	968	1,602	1,600	41
Audit and tax	10,654	9,945	9,462	9,588	12,086
Consulting fees	239	81	32	138	143
Trustees’ expenses	82	38	—	43	46
Pricing fees	1,059	622	1,001	742	7,530
Insurance fees	—	195	64	279	55
Taxes (other than taxes on income)	938	3	—	—	31
	132,513	72,399	39,535	110,600	87,711
Less expenses absorbed or waived	(33,947)	(12,589)	(17,533)	(30,773)	(57,449)
Less expense paid indirectly	(33)	(139)	(146)	(82)	(30)

Total operating expenses	98,533	59,671	21,856	79,745	30,232
Net Investment Income (Loss)	(18,535)	40,333	5,024	209,017	364,424

Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	1,106,654	(691,830)	(31,529)	(1,868,092)	68,811
Futures contracts	—	—	—	—	(44,876)
Written options	—	—	—	—	26,565
Swap contracts	—	—	—	—	106,970
Net realized gain (loss)	1,106,654	(691,830)	(31,529)	(1,868,092)	157,470
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(7,116,413)	(2,200,067)	(1,107,472)	(2,092,438)	(539,825)
Net Realized and Unrealized Loss
on Investments and Foreign Currencies	(6,009,759)	(2,891,897)	(1,139,001)	(3,960,530)	(382,355)

Net Decrease In Net Assets
Resulting from Operations	$(6,028,294)	$(2,851,564)	$(1,133,977)	$(3,751,513)	$(17,931)

See accompanying notes

2008 Annual report • Delaware Pooled Trust

(continues)     151

Statements of operations

Delaware Pooled® Trust

	The	The	The	The
	Core Focus	High-Yield	Core Plus	International
	Fixed Income	Bond	Fixed Income	Equity
	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividends	$1,600	$4,559	$3,400	$87,288,481
Interest	1,674,778	1,843,842	7,531,556	174,585
Securities lending income	36,812	15,527	104,743	3,265,865
Foreign tax withheld	—	—	—	(7,056,574)
	1,713,190	1,863,928	7,639,699	83,672,357

Expenses:
Management fees	136,749	95,413	587,423	14,104,932
Accounting and administration expenses	13,675	8,481	54,644	752,263
Reports and statements to shareholders	1,605	1,258	4,240	82,506
Registration fees	17,596	19,215	19,851	24,831
Legal fees	4,654	2,972	15,549	232,853
Dividend disbursing and transfer agent fees and expenses	7,540	6,258	16,027	176,613
Custodian fees	15,220	3,557	41,654	617,020
Trustees’ fees	1,899	1,183	7,635	107,017
Dues and services	138	1,618	542	11,853
Audit and tax	10,963	13,251	19,525	138,165
Consulting fees	485	318	1,856	27,120
Trustees’ expenses	191	111	761	11,539
Pricing fees	13,979	9,657	20,170	6,479
Insurance fees	338	491	2,741	48,258
Taxes (other than taxes on income)	276	75	720	15,005
	225,308	163,858	793,338	16,356,454
Less expenses absorbed or waived	(81,754)	(47,888)	(220,542)	—
Less expense paid indirectly	(10,901)	(700)	(20,337)	(10,705)

Total operating expenses	132,653	115,270	552,459	16,345,749
Net Investment Income	1,580,537	1,748,658	7,087,240	67,326,608

Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	(621,800)	(2,886,088)	(4,239,962)	161,844,855
Redemptions in kind*	—	—	—	25,933,696
Futures contracts	288,226	—	1,398,410	—
Swap contracts	170,487	(484)	645,826	—
Written options	110,936	—	367,447	—
Foreign currencies	(1,405)	—	1,072,458	20,921,271
Net realized gain (loss)	(53,556)	(2,886,572)	(755,821)	208,699,822
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(2,738,646)	(5,810,362)	(12,094,663)	(1,127,406,379)
Net Realized and Unrealized Loss
on Investments and Foreign Currencies	(2,792,202)	(8,696,934)	(12,850,484)	(918,706,557)

Net Decrease In Net Assets
Resulting from Operations	$(1,211,665)	$(6,948,276)	$(5,763,244)	$(851,379,949)

*See Note 15 in “Notes to Financial Statements“

See accompanying notes

2008 Annual report • Delaware Pooled Trust

	The		The
	Labor Select	The	Global	The	The
	International	Emerging	Real Estate	Global Fixed	International
	Equity	Markets	Securities	Income	Fixed Income
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividends	$42,538,226	$32,164,535	$6,488,842	$—	$—
Interest	274,683	158,438	223,271	8,679,007	880,744
Securities lending income	1,400,056	656,997	257,067	35,633	1,032
Foreign tax withheld	(3,497,703)	(2,781,837)	(384,621)	—	—
	40,715,262	30,198,133	6,584,559	8,714,640	881,776

Expenses:
Management fees	6,844,722	7,947,122	1,888,901	1,399,423	156,645
Accounting and administration expenses	365,052	317,885	80,289	111,954	12,532
Reports and statements to shareholders	45,266	38,258	13,256	11,517	1,533
Registration fees	28,290	15,573	36,631	15,120	13,120
Legal fees	115,993	103,086	30,554	34,176	3,826
Dividend disbursing and transfer agent fees and expenses	88,334	75,972	27,451	29,919	7,217
Custodian fees	284,664	459,932	132,482	88,409	11,439
Trustees’ fees	51,398	44,904	11,532	15,422	1,731
Dues and services	7,991	7,273	3,876	1,072	111
Audit and tax	68,660	78,777	21,835	24,878	11,001
Consulting fees	11,766	11,277	2,083	3,808	429
Trustees’ expenses	5,310	4,281	1,193	1,408	159
Pricing fees	5,742	6,828	6,217	4,267	4,078
Insurance fees	23,229	19,783	5,099	8,189	785
Distribution expenses – Class P	—	—	21	—	—
Taxes (other than taxes on income)	16,881	8,322	546	—	—
	7,963,298	9,139,273	2,261,966	1,749,562	224,606
Less expenses absorbed or waived	—	—	(82,633)	(59,766)	(35,869)
Less expense paid indirectly	(4,763)	(82,152)	(22,936)	(1,651)	(80)

Total operating expenses	7,958,535	9,057,121	2,156,397	1,688,145	188,657
Net Investment Income	32,756,727	21,141,012	4,428,162	7,026,495	693,119

Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	25,006,077	88,275,884	(64,420,778)	2,062,293	201,860
Foreign currencies	11,530,806	(909,559)	(653,544)	23,033,366	1,271,844
Net realized gain (loss)	36,536,883	87,366,325	(65,074,322)	25,095,659	1,473,704
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(497,970,809)	(550,397,184)	(58,405,986)	(20,053,367)	(846,582)
Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies	(461,433,926)	(463,030,859)	(123,480,308)	5,042,292	627,122

Net Increase (Decrease) In Net Assets
Resulting from Operations	$(428,677,199)	$(441,889,847)	$(119,052,146)	$12,068,787	$1,320,241

See accompanying notes

2008 Annual report • Delaware Pooled Trust

Statements of changes in net assets

Delaware Pooled® Trust

	The				The
	Large-Cap		The		Large-Cap
	Value Equity		Select 20		Growth Equity
	Portfolio		Portfolio		Portfolio
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/08	10/31/07	10/31/08	10/31/07	10/31/08	10/31/07
Increase (Decrease) in Net Assets
from Operations:
Net investment income (loss)	$220,200	$298,593	$8,228	$(19,190)	$783,976	$602,904
Net realized gain (loss) on investments
and foreign currencies	(1,610,572)	1,404,472	(178,780)	1,418,710	(17,955,538)	10,718,322
Net change in unrealized appreciation/
depreciation of investments and
foreign currencies	(3,407,972)	(458,647)	(4,323,181)	(204,100)	(172,056,990)	58,563,218
Net increase (decrease) in net assets
resulting from operations	(4,798,344)	1,244,418	(4,493,733)	1,195,420	(189,228,552)	69,884,444

Dividends and Distributions to
Shareholders from:
Net investment income	(281,600)	(266,537)	—	—	(611,041)	(132,656)
Net realized gain on investments	(819,533)	—	—	—	(3,840,827)	—
	(1,101,133)	(266,537)	—	—	(4,451,868)	(132,656)
Capital Share Transactions:
Proceeds from shares sold	4,000,002	96,834	10,793,983	4	44,699,387	154,149,278
Net asset value of shares issued upon
reinvestment of dividends and distributions	1,056,003	208,556	—	—	4,189,550	104,845
	5,056,005	305,390	10,793,983	4	48,888,937	154,254,123
Cost of shares repurchased	(446,258)	(7,322,652)	—	(6,545,924)	(57,582,596)	(49,954,314)
Increase (decrease) in net assets derived
from capital share transactions	4,609,747	(7,017,262)	10,793,983	(6,545,920)	(8,693,659)	104,299,809
Net Increase (Decrease) In Net Assets	(1,289,730)	(6,039,381)	6,300,250	(5,350,500)	(202,374,079)	174,051,597

Net Assets:
Beginning of year	10,277,929	16,317,310	2,632,714	7,983,214	460,899,690	286,848,093
End of year	$8,988,199	$10,277,929	$8,932,964	$2,632,714	$258,525,611	$460,899,690

Undistributed net investment income	$175,331	$236,915	$8,262	$—	$754,926	$580,529

See accompanying notes

2008 Annual report • Delaware Pooled Trust

	The		The		The
	Mid-Cap		Small-Cap		Focus Smid-Cap
	Growth Equity		Growth Equity		Growth Equity
	Portfolio		Portfolio		Portfolio
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/08	10/31/07	10/31/08	10/31/07	10/31/08	10/31/07
Increase (Decrease) in Net Assets
from Operations:
Net investment income (loss)	$(7,387)	$(5,510)	$(18,535)	$(159,214)	$40,333	$12,655
Net realized gain (loss) on investments	(186,799)	4,174,226	1,106,654	19,991,278	(691,830)	560,607
Net change in unrealized appreciation/
depreciation of investments	(1,918,488)	(1,873,235)	(7,116,413)	(9,738,267)	(2,200,067)	561,326
Net increase (decrease) in net assets
resulting from operations	(2,112,674)	2,295,481	(6,028,294)	10,093,797	(2,851,564)	1,134,588

Dividends and Distributions to
Shareholders from:
Net investment income	—	—	—	—	(23,963)	(7,707)
Net realized gain on investments	(3,960,393)	(1,811,492)	(10,616,858)	(8,061,809)	(561,191)	(273,908)
	(3,960,393)	(1,811,492)	(10,616,858)	(8,061,809)	(585,154)	(281,615)
Capital Share Transactions:
Proceeds from shares sold	4	291,429	1,205,410	285,113	3,893,376	1,547,718
Net asset value of shares issued upon
reinvestment of dividends and distributions	3,960,390	1,811,492	8,901,015	7,377,731	186,778	281,615
	3,960,394	2,102,921	10,106,425	7,662,844	4,080,154	1,829,333
Cost of shares repurchased	—	(14,409,854)	(6,137,995)	(59,167,977)	(5,119,784)	—
Increase (decrease) in net assets derived
from capital share transactions	3,960,394	(12,306,933)	3,968,430	(51,505,133)	(1,039,630)	1,829,333
Net Increase (Decrease) In Net Assets	(2,112,673)	(11,822,944)	(12,676,722)	(49,473,145)	(4,476,348)	2,682,306

Net Assets:
Beginning of year	5,373,875	17,196,819	18,564,302	68,037,447	8,781,153	6,098,847
End of year	$3,261,202	$5,373,875	$5,887,580	$18,564,302	$4,304,805	$8,781,153

Undistributed net investment income	$—	$—	$—	$—	$27,839	$12,143

See accompanying notes

2008 Annual report • Delaware Pooled Trust

(continues)     155

Statements of changes in net assets

Delaware Pooled® Trust

	The		The		The
	Smid-Cap		Real Estate		Intermediate
	Growth Equity		Investment Trust		Fixed Income
	Portfolio		Portfolio II		Portfolio
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/08	10/31/07	10/31/08	10/31/07	10/31/08	10/31/07
Increase (Decrease) in Net Assets
from Operations:
Net investment income (loss)	$5,024	$(8,791)	$209,017	$163,603	$364,424	$1,058,031
Net realized gain (loss) on investments
and foreign currencies	(31,529)	256,842	(1,868,092)	5,148,860	157,470	(101,389)
Net change in unrealized appreciation/
depreciation of investments	(1,107,472)	276,136	(2,092,438)	(4,309,429)	(539,825)	(113,139)
Net increase (decrease) in net assets
resulting from operations	(1,133,977)	524,187	(3,751,513)	1,003,034	(17,931)	843,503

Dividends and Distributions to
Shareholders from:
Net investment income	—	—	(125,724)	(168,855)	(393,379)	(1,145,846)
Net realized gain on investments	(204,472)	—	(5,218,577)	(14,692,832)	—	—
	(204,472)	—	(5,344,301)	(14,861,687)	(393,379)	(1,145,846)
Capital Share Transactions:
Proceeds from shares sold	1	11	2,167,811	1,495,584	144,850	5,187,241
Net asset value of shares issued upon
reinvestment of dividends and distributions	204,471	—	4,855,495	12,265,575	347,507	1,099,852
	204,472	11	7,023,306	13,761,159	492,357	6,287,093
Cost of shares repurchased	—	—	(6,370,864)	(11,530,063)	(7,114,923)	(20,988,653)
Increase (decrease) in net assets derived
from capital share transactions	204,472	11	652,442	2,231,096	(6,622,566)	(14,701,560)
Net Increase (Decrease) In Net Assets	(1,133,977)	524,198	(8,443,372)	(11,627,557)	(7,033,876)	(15,003,903)

Net Assets:
Beginning of year	2,823,623	2,299,425	13,789,026	25,416,583	13,791,218	28,795,121
End of year	$1,689,646	$2,823,623	$5,345,654	$13,789,026	$6,757,342	$13,791,218

Undistributed (distributions in excess of)
net investment income	$1,267	$—	$247,334	$84,317	$8,315	$(10,531)

See accompanying notes

2008 Annual report • Delaware Pooled Trust

	The		The		The
	Core Focus		High-Yield		Core Plus
	Fixed Income		Bond		Fixed Income
	Portfolio		Portfolio		Portfolio
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/08	10/31/07	10/31/08	10/31/07	10/31/08	10/31/07
Increase (Decrease) in Net Assets
from Operations:
Net investment income	$1,580,537	$2,956,853	$1,748,658	$1,253,267	$7,087,240	$12,836,544
Net realized gain (loss) on investments
and foreign currencies	(53,556)	72,431	(2,886,572)	(297,282)	(755,821)	(872,820)
Net change in unrealized appreciation/
depreciation of investments and
foreign currencies	(2,738,646)	(463,967)	(5,810,362)	(243,300)	(12,094,663)	(2,094,251)
Net increase (decrease) in net assets
resulting from operations	(1,211,665)	2,565,317	(6,948,276)	712,685	(5,763,244)	9,869,473

Dividends and Distributions to
Shareholders from:
Net investment income	(2,889,431)	(2,210,441)	(1,527,622)	(487,045)	(12,533,870)	(9,224,657)
	(2,889,431)	(2,210,441)	(1,527,622)	(487,045)	(12,533,870)	(9,224,657)
Capital Share Transactions:
Proceeds from shares sold	560,001	14,967,313	14,842,905	19,048,386	15,578,695	102,964,036
Net asset value of shares issued upon
reinvestment of dividends and distributions	1,765,343	2,088,641	1,527,622	487,045	12,533,869	8,417,296
	2,325,344	17,055,954	16,370,527	19,535,431	28,112,564	111,381,332
Cost of shares repurchased	(9,424,972)	(29,941,175)	(9,577,452)	(4,430,472)	(88,626,690)	(126,592,961)
Increase (decrease) in net assets derived
from capital share transactions	(7,099,628)	(12,885,221)	6,793,075	15,104,959	(60,514,126)	(15,211,629)
Net Increase (Decrease) In Net Assets	(11,200,724)	(12,530,345)	(1,682,823)	15,330,599	(78,811,240)	(14,566,813)

Net Assets:
Beginning of year	41,311,283	53,841,628	21,497,049	6,166,450	190,307,526	204,874,339
End of year	$30,110,559	$41,311,283	$19,814,226	$21,497,049	$111,496,286	$190,307,526

Undistributed net investment income	$1,214,453	$2,488,350	$1,442,648	$1,256,554	$6,892,719	$10,620,052

See accompanying notes

2008 Annual report • Delaware Pooled Trust

(continues)     157

Statements of changes in net assets

Delaware Pooled® Trust

	The		The		The
	International		Labor Select		Emerging
	Equity		International Equity		Markets
	Portfolio		Portfolio		Portfolio
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/08	10/31/07	10/31/08	10/31/07	10/31/08	10/31/07
Increase (Decrease) in Net Assets
from Operations:
Net investment income	$67,326,608	$62,913,719	$32,756,727	$27,390,924	$21,141,012	$20,176,601
Net realized gain on investments
and foreign currencies	208,699,822	187,476,026	36,536,883	132,517,116	87,366,325	170,496,851
Net change in unrealized appreciation/
depreciation of investments and
foreign currencies	(1,127,406,379)	235,363,025	(497,970,809)	44,662,793	(550,397,184)	146,988,198
Net increase (decrease) in net assets
resulting from operations	(851,379,949)	485,752,770	(428,677,199)	204,570,833	(441,889,847)	337,661,650

Dividends and Distributions to
Shareholders from:
Net investment income	(52,306,336)	(59,743,011)	(21,149,627)	(23,800,024)	(19,955,704)	(17,240,744)
Net realized gain on investments	(196,558,829)	(231,113,345)	(137,405,507)	(82,237,970)	(171,112,712)	(127,413,306)
	(248,865,165)	(290,856,356)	(158,555,134)	(106,037,994)	(191,068,416)	(144,654,050)
Capital Share Transactions:
Proceeds from shares sold	146,915,734	346,858,510	60,433,150	176,477,701	26,698,016	20,026,560
Purchase reimbursement fees	—	—	—	—	146,568	2,025,653
Net asset value of shares issued upon
reinvestment of dividends
and distributions	155,210,426	180,699,842	158,555,131	106,037,994	187,766,920	142,889,527
	302,126,160	527,558,352	218,988,281	282,515,695	214,611,504	164,941,740
Cost of shares repurchased	(634,846,734)	(370,383,950)	(85,328,116)	(243,491,713)	(76,994,359)	(111,898,392)
Redemption reimbursement fees	—	—	—	—	422,654	795,768
	(634,846,734)	(370,383,950)	(85,328,116)	(243,491,713)	(76,571,705)	(111,102,624)
Increase (decrease) in net assets derived
from capital share transactions	(332,720,574)	157,174,402	133,660,165	39,023,982	138,039,799	53,839,116
Net Increase (Decrease) In Net Assets	(1,432,965,688)	352,070,816	(453,572,168)	137,556,821	(494,918,464)	246,846,716

Net Assets:
Beginning of year	2,519,760,616	2,167,689,800	1,093,091,600	955,534,779	964,310,461	717,463,745
End of year	$1,086,794,928	$2,519,760,616	$639,519,432	$1,093,091,600	$469,391,997	$964,310,461

Undistributed net investment income	$84,194,637	$45,330,363	$43,032,842	$19,007,115	$18,280,029	$17,966,540

See accompanying notes

2008 Annual report • Delaware Pooled Trust

	The
	Global		The		The
	Real Estate		Global		International
	Securities		Fixed Income		Fixed Income
	Portfolio		Portfolio		Portfolio
	Year	1/10/07*	Year	Year	Year	Year
	Ended	to	Ended	Ended	Ended	Ended
	10/31/08	10/31/07	10/31/08	10/31/07	10/31/08	10/31/07
Increase (Decrease) in Net Assets
from Operations:
Net investment income	$4,428,162	$3,326,491	$7,026,495	$6,441,425	$693,119	$676,700
Net realized gain (loss) on investments
and foreign currencies	(65,074,322)	(2,869,041)	25,095,659	5,798,054	1,473,704	1,208,745
Net change in unrealized appreciation/
depreciation of investments and
foreign currencies	(58,405,986)	14,484,770	(20,053,367)	11,001,766	(846,582)	918,645
Net increase (decrease) in net assets
resulting from operations	(119,052,146)	14,942,220	12,068,787	23,241,245	1,320,241	2,804,090

Dividends and Distributions to
Shareholders from:
Net investment income Pooled Trust Class	(11,757,994)	—	(12,715,444)	(11,123,381)	(1,709,358)	(330,956)
Net investment income Class P	(371)	—	—	—	—	—
	(11,758,365)	—	(12,715,444)	(11,123,381)	(1,709,358)	(330,956)
Capital Share Transactions:
Proceeds from shares sold Pooled Trust Class	91,695,325	355,964,213	22,121,887	33,244,548	—	2,471,770
Proceeds from shares sold Class P	—	10,017	—	—	—	—
Net asset value of shares issued upon reinvestment
of dividends and distributions Pooled Trust Class	11,757,994	—	9,998,614	8,952,428	1,709,358	325,326
Net asset value of shares issued upon reinvestment
of dividends and distributions Class P	371	—	—	—	—	—
	103,453,690	355,974,230	32,120,501	42,196,976	1,709,358	2,797,096
Cost of shares repurchased Pooled Trust Class	(220,906,637)	(34,702,292)	(143,211,487)	(47,221,050)	(3,673,566)	(12,374,191)
Increase (decrease) in net assets derived from capital
share transactions	(117,452,947)	321,271,938	(111,090,986)	(5,024,074)	(1,964,208)	(9,577,095)
Net Increase (Decrease) In Net Assets	(248,263,458)	336,214,158	(111,737,643)	7,093,790	(2,353,325)	(7,103,961)

Net Assets:
Beginning of period	336,214,158	—	282,899,301	275,805,511	32,168,771	39,272,732
End of period	$87,950,700	$336,214,158	$171,161,658	$282,899,301	$29,815,446	$32,168,771

Undistributed net investment income	$—	$3,158,273	$30,306,815	$11,098,044	$2,009,075	$1,551,023

*Commencement of operations.

See accompanying notes

2008 Annual report • Delaware Pooled Trust

Financial highlights

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
Net asset value, beginning of period	$22.370	$20.960	$17.330	$16.260	$14.920

Income (loss) from investment operations:
Net investment income[1]	0.403	0.439	0.353	0.255	0.254
Net realized and unrealized gain (loss) on investments	(8.186)	1.315	3.531	0.990	1.372
Total from investment operations	(7.783)	1.754	3.884	1.245	1.626

Less dividends and distributions from:
Net investment income	(0.613)	(0.344)	(0.254)	(0.175)	(0.286)
Net realized gain on investments	(1.784)	—	—	—	—
Total dividends and distributions	(2.397)	(0.344)	(0.254)	(0.175)	(0.286)

Net asset value, end of period	$12.190	$22.370	$20.960	$17.330	$16.260

Total return[2]	(38.48% )	8.49%	22.66%	7.69%	11.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,988	$10,278	$16,317	$9,640	$15,521
Ratio of expenses to average net assets	0.68%	0.69%	0.68%	0.69%	0.68%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.16%	1.00%	1.15%	1.29%	0.85%
Ratio of net investment income to average net assets	2.43%	2.00%	1.88%	1.49%	1.61%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	1.95%	1.69%	1.41%	0.89%	1.44%
Portfolio turnover	34%	14%	109%	49%	67%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the manager. Performance would have been lower had the voluntary waiver not been in effect.

See accompanying notes

2008 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Select 20 Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/08		10/31/07		10/31/06		10/31/05		10/31/04
Net asset value, beginning of period	$6.880		$5.770		$5.590		$4.960		$4.870

Income (loss) from investment operations:
Net investment income (loss)[1]	0.008		(0.016)		(0.011)		(0.008)		(0.013)
Net realized and unrealized gain (loss) on investments
and foreign currencies	(2.848)		1.126		0.191		0.638		0.103
Total from investment operations	(2.840)		1.110		0.180		0.630		0.090

Net asset value, end of period	$4.040		$6.880		$5.770		$5.590		$4.960

Total return[2]	(41.28%	)	19.24%		3.22%		12.70%		1.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,933		$2,633		$7,983		$14,522		$6,727
Ratio of expenses to average net assets	0.89%		0.90%		0.89%		0.90%		0.89%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.64%		1.23%		1.06%		1.15%		1.16%
Ratio of net investment income (loss) to average net assets	0.15%		(0.26%	)	(0.20%	)	(0.14%	)	(0.25%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(0.60%	)	(0.59%	)	(0.37%	)	(0.39%	)	(0.52%	)
Portfolio turnover	61%		47%		55%		220%		99%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the manager. Performance would have been lower had the voluntary waiver not been in effect.

See accompanying notes

2008 Annual report • Delaware Pooled Trust

(continues)     161

Financial highlights

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

			11/1/05[1]
	Year Ended		to
	10/31/08	10/31/07	10/31/06
Net asset value, beginning of period	$10.560	$8.780	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.018	0.016	0.008
Net realized and unrealized gain (loss) on investments
and foreign currencies	(4.256)	1.768	0.277
Total from investment operations	(4.238)	1.784	0.285

Less dividends and distributions from:
Net investment income	(0.014)	(0.004)	(0.005)
Net realized gain on investments	(0.088)	—	—
Total dividends and distributions	(0.102)	(0.004)	(0.005)

Net asset value, end of period	$6.220	$10.560	$8.780

Total return[3]	(40.50% )	20.33%	3.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$258,526	$460,900	$286,848
Ratio of expenses to average net assets	0.65%	0.64%	0.65%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	0.65%	0.64%	0.71%
Ratio of net investment income to average net assets	0.20%	0.17%	0.10%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	0.20%	0.17%	0.04%
Portfolio turnover	38%	25%	25%

1 Date of commencement of operations.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the manager, as applicable. Performance would have been lower had the voluntary waiver not been in effect.

See accompanying notes

2008 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Mid-Cap Growth Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
Net asset value, beginning of period	$4.250	$3.940	$3.830	$3.440	$3.230

Income (loss) from investment operations:
Net investment loss[1]	(0.002)	(0.002)	(0.004)	(0.015)	(0.010)
Net realized and unrealized gain (loss) on investments	(0.523)	0.721	0.352	0.526	0.220
Total from investment operations	(0.525)	0.719	0.348	0.511	0.210

Less dividends and distributions from:
Net realized gain on investments	(3.135)	(0.409)	(0.238)	(0.121)	—
Total dividends and distributions	(3.135)	(0.409)	(0.238)	(0.121)	—

Net asset value, end of period	$0.590	$4.250	$3.940	$3.830	$3.440

Total return[2]	(38.81% )	19.76%	9.18%	15.05%	6.50%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,261	$5,374	$17,197	$19,174	$17,696
Ratio of expenses to average net assets	0.94%	0.95%	0.93%	0.93%	0.92%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.72%	1.25%	1.01%	0.99%	0.94%
Ratio of net investment loss to average net assets	(0.16% )	(0.06% )	(0.10% )	(0.40% )	(0.31%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(0.94% )	(0.36% )	(0.18% )	(0.46% )	(0.33%	)
Portfolio turnover	109%	86%	83%	84%	113%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the manager. Performance would have been lower had the voluntary waiver not been in effect.

See accompanying notes

2008 Annual report • Delaware Pooled Trust

(continues)     163

Financial highlights

Delaware Pooled® Trust — The Small-Cap Growth Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/08	10/31/07	10/31/06		10/31/05		10/31/04
Net asset value, beginning of period	$18.090	$17.290	$15.460		$14.300		$13.390

Income (loss) from investment operations:
Net investment loss[1]	(0.010)	(0.055)	(0.068)		(0.050)		(0.061)
Net realized and unrealized gain (loss) on investments	(3.709)	3.417	1.898		1.210		0.971
Total from investment operations	(3.719)	3.362	1.830		1.160		0.910

Less dividends and distributions from:
Net realized gain on investments	(10.931)	(2.562)	—		—		—
Total dividends and distributions	(10.931)	(2.562)	—		—		—

Net asset value, end of period	$3.440	$18.090	$17.290		$15.460		$14.300

Total return[2]	(45.02% )	22.01%	11.84%		8.11%		6.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,888	$18,564	$68,037		$77,896		$108,043
Ratio of expenses to average net assets	0.90%	0.91%	0.89%		0.86%		0.85%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.21%	0.91%	0.90%		0.86%		0.85%
Ratio of net investment loss to average net assets	(0.17% )	(0.34% )	(0.40%	)	(0.34%	)	(0.43%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(0.48% )	(0.34% )	(0.41%	)	(0.34%	)	(0.43%	)
Portfolio turnover	89%	72%	69%		61%		67%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the manager, as applicable. Performance would have been lower had the voluntary waiver not been in effect.

See accompanying notes

2008 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

							12/1/03[1]
	Year Ended						to
	10/31/08	10/31/07	10/31/06		10/31/05		10/31/04
Net asset value, beginning of period	$11.360	$10.290	$9.460		$8.360		$8.500

Income (loss) from investment operations:
Net investment income (loss)[2]	0.056	0.018	0.018		(0.054)		(0.037)
Net realized and unrealized gain (loss) on investments	(4.079)	1.527	0.812		1.154		(0.103)
Total from investment operations	(4.023)	1.545	0.830		1.100		(0.140)

Less dividends and distributions from:
Net investment income	(0.031)	(0.013)	—		—		—
Net realized gain on investments	(0.726)	(0.462)	—		—		—
Total dividends and distributions	(0.757)	(0.475)	—		—		—

Net asset value, end of period	$6.580	$11.360	$10.290		$9.460		$8.360

Total return[3]	(37.44% )	15.77%	8.77%		13.16%		(1.65%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,305	$8,781	$6,099		$2,226		$1,968
Ratio of expenses to average net assets	0.92%	0.93%	0.92%	[4]	0.93%	[4]	0.92%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.12%	1.11%	1.36%		1.93%		1.61%
Ratio of net investment income (loss) to average net assets	0.63%	0.18%	0.18%		(0.60%	)	(0.48%	)
Ratio of net investment income (loss) to average net assets
prior to expense limitation and expense paid indirectly	0.43%	(0.01% )	(0.26%	)	(1.60%	)	(1.17%	)
Portfolio turnover	43%	33%	113%		86%		75%

1 Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the manager. Performance would have been lower had the voluntary waiver not been in effect.
4 Ratios for the years ended October 31, 2006 and 2005, including fees paid indirectly in accordance with Securities and Exchange Commission rules, were 0.98% and 0.95%, respectively.

See accompanying notes

2008 Annual report • Delaware Pooled Trust

(continues)     165

Financial highlights

Delaware Pooled® Trust — The Smid-Cap Growth Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

						12/1/04[1]
	Year Ended					to
	10/31/08	10/31/07		10/31/06		10/31/05
Net asset value, beginning of period	$12.000	$9.770		$8.670		$8.500

Income (loss) from investment operations:
Net investment income (loss)[2]	0.020	(0.037)		(0.052)		(0.050)
Net realized and unrealized gain (loss) on investments	(4.531)	2.267		1.152		0.220
Total from investment operations	(4.511)	2.230		1.100		0.170

Less dividends and distributions from:
Net realized gain on investments	(0.869)	—		—		—
Total dividends and distributions	(0.869)	—		—		—

Net asset value, end of period	$6.620	$12.000		$9.770		$8.670

Total return[3]	(40.15% )	22.82%		12.69%		2.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,690	$2,824		$2,299		$2,040
Ratio of expenses to average net assets	0.92%	0.95%		0.92%	[4]	0.92%	[4]
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.66%	1.79%		1.87%		2.36%
Ratio of net investment income (loss) to average net assets	0.21%	(0.35%	)	(0.55%	)	(0.58%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(0.53% )	(1.22%	)	(1.50%	)	(2.02%	)
Portfolio turnover	114%	92%		87%		80%

1 Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the manager. Performance would have been lower had the voluntary waiver not been in effect.
4 Ratios for the year ended October 31, 2006 and the period ended October 31, 2005, including fees paid indirectly in accordance with Securities and Exchange Commission rules, were 1.02% and 0.98%, respectively.

See accompanying notes

2008 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Real Estate Investment Trust Portfolio II

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
Net asset value, beginning of period	$13.600	$30.730	$26.430	$26.220	$21.890

Income (loss) from investment operations:
Net investment income[1]	0.157	0.150	0.589	0.712	0.662
Net realized and unrealized gain (loss) on investments	(3.806)	0.763	7.423	2.409	5.179
Total from investment operations	(3.649)	0.913	8.012	3.121	5.841

Less dividends and distributions from:
Net investment income	(0.124)	(0.205)	(1.101)	(0.172)	(0.963)
Net realized gain on investments	(5.147)	(17.838)	(2.611)	(2.739)	(0.548)
Total dividends and distributions	(5.271)	(18.043)	(3.712)	(2.911)	(1.511)

Net asset value, end of period	$4.680	$13.600	$30.730	$26.430	$26.220

Total return[2]	(37.42% )	2.41%	34.27%	12.33%	28.16%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,346	$13,789	$25,417	$55,382	$54,630
Ratio of expenses to average net assets	0.86%	0.88%	0.86%	0.86%	0.83%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.20%	0.98%	0.94%	0.89%	0.87%
Ratio of net investment income to average net assets	2.27%	0.97%	2.22%	2.73%	2.83%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	1.93%	0.87%	2.14%	2.70%	2.79%
Portfolio turnover	121%	93%	68%	41%	52%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the manager. Performance would have been lower had the voluntary waiver not been in effect.

See accompanying notes

2008 Annual report • Delaware Pooled Trust

(continues)     167

Financial highlights

Delaware Pooled® Trust — The Intermediate Fixed Income Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
Net asset value, beginning of period	$9.880	$9.940	$9.960	$10.310	$10.270

Income (loss) from investment operations:
Net investment income	0.460	0.457	0.427	0.382	0.364
Net realized and unrealized gain (loss) on investments	(0.643)	(0.014)	0.025	(0.283)	0.134
Total from investment operations	(0.183)	0.443	0.452	0.099	0.498

Less dividends and distributions from:
Net investment income	(0.497)	(0.503)	(0.472)	(0.449)	(0.458)
Total dividends and distributions	(0.497)	(0.503)	(0.472)	(0.449)	(0.458)

Net asset value, end of period	$9.200	$9.880	$9.940	$9.960	$10.310

Total return[1]	(2.07% )	4.68%	4.68%	0.97%	4.95%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,757	$13,791	$28,795	$15,786	$18,930
Ratio of expenses to average net assets	0.39%	0.39%	0.43% [2]	0.44%	0.43%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.12%	0.66%	0.67%	0.68%	0.65%
Ratio of net investment income to average net assets	4.66%	4.61%	4.38%	3.76%	3.54%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.93%	4.33%	4.14%	3.52%	3.32%
Portfolio turnover	391%	251%	342%	212%	322%

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the manager. Performance would have been lower had the voluntary waiver not been in effect.
2 Ratio for the year ended October 31, 2006, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 0.44%.

See accompanying notes

2008 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

					6/30/04[1]
	Year Ended				to
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
Net asset value, beginning of period	$9.140	$9.100	$8.820	$8.850	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.403	0.444	0.405	0.332	0.082
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.753)	(0.030)	0.035	(0.216)	0.268
Total from investment operations	(0.350)	0.414	0.440	0.116	0.350

Less dividends and distributions from:
Net investment income	(0.640)	(0.374)	(0.160)	(0.085)	—
Net realized gain on investments	—	—	—	(0.061)	—
Total dividends and distributions	(0.640)	(0.374)	(0.160)	(0.146)	—

Net asset value, end of period	$8.150	$9.140	$9.100	$8.820	$8.850

Total return[3]	(4.13% )	4.70%	5.06%	1.33%	4.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$30,111	$41,311	$53,842	$17,923	$5,616
Ratio of expenses to average net assets	0.42%	0.37%	0.43% [4]	0.44% [4]	0.43%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	0.63%	0.56%	0.66%	0.85%	1.68%
Ratio of net investment income to average net assets	4.63%	4.96%	4.60%	3.75%	2.81%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	4.39%	4.75%	4.37%	3.34%	1.56%
Portfolio turnover	359%	505%	555%	455%	914%

1 Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the manager. Performance would have been lower had the voluntary waiver not been in effect.
4 Ratios for the years ended October 31, 2006 and 2005, including fees paid indirectly in accordance with Securities and Exchange Commission rules, were 0.47% and 0.45%, respectively.

See accompanying notes

2008 Annual report • Delaware Pooled Trust

(continues)     169

Financial highlights

Delaware Pooled® Trust — The High-Yield Bond Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
Net asset value, beginning of period	$8.060	$8.160	$7.430	$7.780	$7.260

Income (loss) from investment operations:
Net investment income[1]	0.590	0.595	0.621	0.539	0.629
Net realized and unrealized gain (loss) on investments	(2.492)	(0.062)	0.210	(0.139)	0.549
Total from investment operations	(1.902)	0.533	0.831	0.400	1.178

Less dividends and distributions from:
Net investment income	(0.578)	(0.633)	(0.101)	(0.750)	(0.658)
Total dividends and distributions	(0.578)	(0.633)	(0.101)	(0.750)	(0.658)

Net asset value, end of period	$5.580	$8.060	$8.160	$7.430	$7.780

Total return[2]	(25.30% )	6.89%	11.33%	5.24%	$17.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$19,814	$21,497	$6,166	$5,265	$2,703
Ratio of expenses to average net assets	0.54%	0.43%	0.59%	0.62%	0.59%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	0.77%	0.70%	1.03%	1.34%	1.01%
Ratio of net investment income to average net assets	8.25%	7.45%	8.05%	7.03%	8.46%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	8.02%	7.18%	7.61%	6.31%	8.04%
Portfolio turnover	132%	177%	142%	267%	391%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the manager. Performance would have been lower had the voluntary waiver not been in effect.

See accompanying notes

2008 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
Net asset value, beginning of period	$9.540	$9.550	$9.260	$9.260	$9.380

Income (loss) from investment operations:
Net investment income[1]	0.467	0.495	0.450	0.360	0.329
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.991)	(0.065)	0.110	(0.169)	0.312
Total from investment operations	(0.524)	0.430	0.560	0.191	0.641

Less dividends and distributions from:
Net investment income	(0.726)	(0.440)	(0.270)	(0.136)	(0.424)
Net realized gain on investments	—	—	—	(0.055)	(0.337)
Total dividends and distributions	(0.726)	(0.440)	(0.270)	(0.191)	(0.761)

Net asset value, end of period	$8.290	$9.540	$9.550	$9.260	$9.260

Total return[2]	(5.91% )	4.66%	6.20%	2.09%	7.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$111,496	$190,308	$204,874	$167,892	$35,796
Ratio of expenses to average net assets	0.42%	0.38%	0.45% [3]	0.48% [3]	0.50%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	0.57%	0.54%	0.56%	0.63%	0.78%
Ratio of net investment income to average net assets	5.19%	5.29%	4.89%	3.87%	3.65%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	5.03%	5.12%	4.78%	3.72%	3.37%
Portfolio turnover	315%	503%	421%	620%	709%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the manager. Performance would have been lower had the voluntary waiver not been in effect.
3 Ratios for the years ended October 31, 2006 and 2005, including fees paid indirectly in accordance with Securities and Exchange Commission rules, were 0.47% and 0.49%, respectively.

See accompanying notes

2008 Annual report • Delaware Pooled Trust

(continues)     171

Financial highlights

Delaware Pooled® Trust — The International Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
Net asset value, beginning of period	$27.200	$25.330	$20.460	$17.650	$14.750

Income (loss) from investment operations:
Net investment income[1]	0.757	0.680	0.671	0.554	0.402
Net realized and unrealized gain (loss) on investments
and foreign currencies	(10.746)	4.632	5.247	2.500	2.834
Total from investment operations	(9.989)	5.312	5.918	3.054	3.236

Less dividends and distributions from:
Net investment income	(0.574)	(0.707)	(0.531)	(0.244)	(0.336)
Net realized gain on investments	(2.157)	(2.735)	(0.517)	—	—
Total dividends and distributions	(2.731)	(3.442)	(1.048)	(0.244)	(0.336)

Net asset value, end of period	$14.480	$27.200	$25.330	$20.460	$17.650

Total return[2]	(40.40% )	23.35%	30.13%	17.45%	22.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,086,795	$2,519,761	$2,167,690	$1,853,300	$1,266,246
Ratio of expenses to average net assets	0.87%	0.88%	0.90%	0.88%	0.88%
Ratio of net investment income to average net assets	3.58%	2.73%	2.98%	2.84%	2.46%
Portfolio turnover	9%	17%	19%	10%	9%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

2008 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
Net asset value, beginning of period	$24.530	$22.380	$17.630	$15.360	$13.030

Income (loss) from investment operations:
Net investment income[1]	0.647	0.616	0.612	0.470	0.385
Net realized and unrealized gain (loss) on investments
and foreign currencies	(9.221)	3.980	4.701	2.152	2.326
Total from investment operations	(8.574)	4.596	5.313	2.622	2.711

Less dividends and distributions from:
Net investment income	(0.473)	(0.549)	(0.454)	(0.153)	(0.228)
Net realized gain on investments	(3.073)	(1.897)	(0.109)	(0.199)	(0.153)
Total dividends and distributions	(3.546)	(2.446)	(0.563)	(0.352)	(0.381)

Net asset value, end of period	$12.410	$24.530	$22.380	$17.630	$15.360

Total return[2]	(40.31% )	22.43%	30.91%	17.30%	21.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$639,519	$1,093,092	$955,535	$650,549	$452,413
Ratio of expenses to average net assets	0.87%	0.88%	0.89%	0.89%	0.88%
Ratio of net investment income to average net assets	3.59%	2.75%	3.09%	2.78%	2.69%
Portfolio turnover	10%	28%	21%	7%	6%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

2008 Annual report • Delaware Pooled Trust

(continues)     173

Financial highlights

Delaware Pooled® Trust — The Emerging Markets Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
Net asset value, beginning of period	$18.780	$15.360	$17.150	$13.740	$10.670

Income (loss) from investment operations:
Net investment income[1]	0.347	0.379	0.397	0.486	0.361
Net realized and unrealized gain (loss) on investments
and foreign currencies	(7.707)	6.084	2.963	4.040	2.908
Total from investment operations	(7.360)	6.463	3.360	4.526	3.269

Less dividends and distributions from:
Net investment income	(0.402)	(0.369)	(0.540)	(0.242)	(0.260)
Net realized gain on investments	(3.447)	(2.727)	(4.637)	(0.948)	—
Total dividends and distributions	(3.849)	(3.096)	(5.177)	(1.190)	(0.260)

Reimbursement fees:
Purchase reimbursement fees[1,2]	0.002	0.038	0.003	0.012	0.058
Redemption reimbursement fees[1,2]	0.007	0.015	0.024	0.062	0.003
	0.009	0.053	0.027	0.074	0.061

Net asset value, end of period	$7.580	$18.780	$15.360	$17.150	$13.740

Total return[3]	(48.23% )	49.98%	25.12%	35.36%	31.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$469,392	$964,310	$717,464	$698,291	$623,649
Ratio of expenses to average net assets	1.15%	1.28%	1.27%	1.28%	1.22%
Ratio of net investment income to average net assets	2.66%	2.46%	2.70%	3.11%	2.94%
Portfolio turnover	43%	47%	30%	48%	36%

[1] The average shares outstanding method has been applied for per share information.
[2] The Portfolio charges a 0.55% purchase reimbursement fee and a 0.55% redemption reimbursement fee which are retained by the Portfolio.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not reflect the purchase reimbursement fee and redemption reimbursement fee.

See accompanying notes

2008 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Global Real Estate Securities Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Original Class		Class P
	Year	1/10/07[1]	Year	1/10/07[1]
	Ended	to	Ended	to
	10/31/08	10/31/07	10/31/08	10/31/07
Net asset value, beginning of period	$9.020	$8.500	$9.000	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.155	0.118	0.137	0.101
Net realized and unrealized gain (loss) on investments and foreign currencies	(4.409)	0.402	(4.402)	0.399
Total from investment operations	(4.254)	0.520	(4.265)	0.500

Less dividends and distributions from:
Net investment income	(0.336)	—	(0.315)	—
Total dividends and distributions	(0.336)	—	(0.315)	—

Net asset value, end of period	$4.430	$9.020	$4.420	$9.000

Total return[3]	(48.74% )	6.12%	(48.88% )	5.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$87,945	$336,203	$6	$11
Ratio of expenses to average net assets	1.09%	1.09%	1.34%	1.34%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.12%	1.10%	1.37%	1.35%
Ratio of net investment income to average net assets	2.21%	1.71%	1.96%	1.46%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	2.17%	1.70%	1.92%	1.45%
Portfolio turnover	96%	56%	96%	56%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a contractual waiver by the manager. Performance would have been lower had the contractual waiver not been in effect.

See accompanying notes

2008 Annual report • Delaware Pooled Trust

(continues)     175

Financial highlights

Delaware Pooled® Trust — The Global Fixed Income Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
Net asset value, beginning of period	$11.820	$11.330	$11.570	$12.380	$13.620

Income (loss) from investment operations:
Net investment income[1]	0.304	0.266	0.244	0.297	0.342
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.143	0.695	0.358	(0.458)	1.258
Total from investment operations	0.447	0.961	0.602	(0.161)	1.600

Less dividends and distributions from:
Net investment income	(0.537)	(0.471)	(0.751)	(0.649)	(2.840)
Net realized gain on investments	—	—	(0.091)	—	—
Total dividends and distributions	(0.537)	(0.471)	(0.842)	(0.649)	(2.840)

Net asset value, end of period	$11.730	$11.820	$11.330	$11.570	$12.380

Total return[2]	3.81%	8.80%	5.55%	(1.64% )	13.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$171,162	$282,899	$275,806	$289,976	$268,352
Ratio of expenses to average net assets	0.60%	0.61%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	0.62%	0.63%	0.63%	0.64%	0.64%
Ratio of net investment income to average net assets	2.51%	2.38%	2.22%	2.43%	2.88%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	2.49%	2.36%	2.19%	2.39%	2.84%
Portfolio turnover	54%	44%	41%	50%	55%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the manager. Performance would have been lower had the voluntary waiver not been in effect.

See accompanying notes

2008 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The International Fixed Income Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
Net asset value, beginning of period	$11.740	$10.940	$11.200	$12.290	$12.250

Income (loss) from investment operations:
Net investment income[1]	0.265	0.245	0.204	0.245	0.311
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.189	0.686	0.300	(0.512)	1.259
Total from investment operations	0.454	0.931	0.504	(0.267)	1.570

Less dividends and distributions from:
Net investment income	(0.624)	(0.131)	(0.764)	(0.823)	(1.530)
Total dividends and distributions	(0.624)	(0.131)	(0.764)	(0.823)	(1.530)

Net asset value, end of period	$11.570	$11.740	$10.940	$11.200	$12.290

Total return[2]	4.04%	8.60%	4.77%	(2.69% )	13.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$29,815	$32,169	$39,273	$62,411	$61,386
Ratio of expenses to average net assets	0.60%	0.61%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	0.72%	0.72%	0.68%	0.67%	0.67%
Ratio of net investment income to average net assets	2.22%	2.22%	1.92%	2.05%	2.68%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	2.10%	2.11%	1.84%	1.98%	2.61%
Portfolio turnover	26%	49%	38%	42%	57%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the manager. Performance would have been lower had the voluntary waiver not been in effect.

See accompanying notes

2008 Annual report • Delaware Pooled Trust

Notes to financial statements

Delaware Pooled® Trust

October 31, 2008

Delaware Pooled® Trust (Trust) is organized as a Delaware statutory trust and offers 19 separate Portfolios. These financial statements and the related notes pertain to The Large-Cap Value Equity Portfolio, The Select 20 Portfolio (formerly, The All-Cap Growth Equity Portfolio), The Large-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Smid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Real Estate Securities Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio (each, a Portfolio, or collectively, Portfolios). The Real Estate Investment Trust Portfolio is included in a separate report. The Trust is an open-end investment company. Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended, except for The Select 20, The Real Estate Investment Trust II, The Global Real Estate Securities, The Global Fixed Income and The International Fixed Income Portfolios, which are non-diversified. Each Portfolio offers one class of shares except for The Global Real Estate Securities Portfolio which offers Original Class and Class P shares. The Original Class shares do not carry a 12b-1 fee and the Class P shares carry a 12b-1 fee.

The investment objective of The Large-Cap Value Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Select 20 Portfolio is to seek long-term capital appreciation.

The investment objective of The Large-Cap Growth Equity Portfolio is to seek capital appreciation.

The investment objective of The Mid-Cap Growth Equity Portfolio is to seek maximum long-term capital growth. Current income is expected to be incidental.

The investment objective of The Small-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Focus Smid-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Smid-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Real Estate Investment Trust Portfolio II is to seek maximum long-term total return, with capital appreciation as a secondary objective.

The investment objective of The Intermediate Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The Core Focus Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The High-Yield Bond Portfolio is to seek high total return.

The investment objective of The Core Plus Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Labor Select International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Emerging Markets Portfolio is to seek long-term capital appreciation.

The investment objective of The Global Real Estate Securities Portfolio is to seek maximum long-term total return through a combination of current income and capital appreciation.

The investment objective of The Global Fixed Income Portfolio is to seek current income consistent with the preservation of principal.

The investment objective of The International Fixed Income Portfolio is to seek current income consistent with the preservation of principal.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Portfolios.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other long-term debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Investment companies are valued at net asset value per share. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and asked prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on futures contracts are valued at the daily

2008 Annual report • Delaware Pooled Trust

1. Significant Accounting Policies (continued)

quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Portfolios may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Portfolios value their securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Portfolios may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. FAS 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of FAS 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — Each Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective April 30, 2008, the Portfolios adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of The Global Real Estate Securities Portfolio on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — Each Portfolio may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC). The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Portfolio’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Portfolios isolate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Portfolios report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reimbursement Fees — The Emerging Markets Portfolio may charge a 0.55% purchase reimbursement fee and a 0.55% redemption reimbursement fee. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. These fees are accounted for as an addition to paid-in capital for the Portfolio in the statements of changes in net assets.

Other — Expenses directly attributable to the Portfolios are charged directly to the Portfolios. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting

2008 Annual report • Delaware Pooled Trust

(continues)     179

Notes to financial statements

Delaware Pooled® Trust

1. Significant Accounting Policies (continued)

purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that a Portfolio is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with each Portfolio’s understanding of the applicable country’s tax rules and rates.

The Intermediate Fixed Income Portfolio declares dividends daily from net investment income and pays such dividends monthly. Each other Portfolio declares and pays dividends from net investment income, if any, annually. All Portfolios declare and pay distributions from net realized gain on investments, if any, annually.

Subject to seeking best execution, the Portfolios may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to each Portfolio in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Portfolio on the transaction. Such commission rebates are included in realized gain on investments in the accompanying financial statements. The total commission rebates for the year ended October 31, 2008 are as follows:

Commission Rebates
The Large-Cap Value Equity Portfolio	$291
The Select 20 Portfolio	4,087
The Large-Cap Growth Equity Portfolio	15,249
The Mid-Cap Growth Equity Portfolio	124
The Small-Cap Growth Equity Portfolio	38
The Focus Smid-Cap Growth Equity Portfolio	231
The Smid-Cap Growth Equity Portfolio	26
The Real Estate Investment Trust Portfolio II	213

The Portfolios may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the statements of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of the investment management agreements, Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Portfolios, will receive an annual fee which is calculated daily based on the average daily net assets of each Portfolio.

DMC has voluntarily agreed to waive that portion, if any, of its management fees and reimburse each Portfolio to the extent necessary to ensure that annual operating expenses, (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)) do not exceed specified percentages of average daily net assets of each Portfolio until such time as the waiver is discontinued. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Portfolios’ Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Portfolios.

2008 Annual report • Delaware Pooled Trust

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

The management fee rates and the operating expense limitation rates in effect for the year ended October 31, 2008 are as follows:

		Voluntary
		(unless otherwise noted)
		operating expense
	Management	limitation as
	fee as a percentage	a percentage
	of average daily	of average daily
	net assets (per annum)	net assets (per annum)†
The Large-Cap Value Equity Portfolio	0.55%	0.68%
The Select 20 Portfolio	0.75%	0.89%
The Large-Cap Growth Equity Portfolio	0.55%	0.65%
The Mid-Cap Growth Equity Portfolio	0.75%	0.93%
The Small-Cap Growth Equity Portfolio	0.75%	0.89%
The Focus Smid-Cap Growth Equity Portfolio	0.75%	0.92%
The Smid-Cap Growth Equity Portfolio	0.75%	0.92%
The Real Estate Investment Trust Portfolio II	0.75%	0.86%
The Intermediate Fixed Income Portfolio	0.40%	0.43	%*
The Core Focus Fixed Income Portfolio	0.40%	0.43	%*
The High-Yield Bond Portfolio	0.45%	0.59	%*
The Core Plus Fixed Income Portfolio	0.43%	0.45	%*
The International Equity Portfolio	0.75%	—
The Labor Select International Equity Portfolio	0.75%	0.96%
The Emerging Markets Portfolio	1.00%	1.55%
The Global Real Estate Securities Portfolio	0.99%**	1.06	%***
The Global Fixed Income Portfolio	0.50%	0.60%
The International Fixed Income Portfolio	0.50%	0.60%

†	These operating expense limitations exclude certain expenses, such as 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations.
*	Effective June 1, 2007, Delaware Management Company has agreed to voluntarily waive all or a portion of its investment advisory fees and/or reimburse expenses from June 1, 2007 through December 31, 2007 to prevent the total annual operating expenses for The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio from exceeding 0.21%, 0.21%, 0.29% and 0.22%, respectively. These voluntary expense limitations excluded any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations.
**	0.99% on the first $100 million; 0.90% on the next $150 million; 0.80% on assets in excess of $250 million.
***	Contractual waiver through 2/28/09. Prior to March 1, 2008, the operating expense limitation was 1.10% of average daily net assets.

Mondrian Investment Partners Limited (Mondrian) furnishes investment sub-advisory services to The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio. For these services, DMC, not the Portfolios, pays Mondrian the following percentages of the Portfolios’ average daily net assets.

Sub-advisory fee as a
percentage of average daily
net assets (per annum)
The International Equity Portfolio	0.36%
The Labor Select International Equity Portfolio	0.30%
The Emerging Markets Portfolio	0.75%
The Global Fixed Income Portfolio	0.30%
The International Fixed Income Portfolio	0.30%

2008 Annual report • Delaware Pooled Trust

(continues)     181

Notes to financial statements

Delaware Pooled® Trust

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Portfolios. For these services, the Portfolios pay DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.005% of the first $30 billion; 0.0045% of the next $10 billion; 0.004% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended October 31, 2008, the Portfolios were charged $236,992 for these services.

The Bank of New York Mellon (BNY Mellon) provides custody, fund accounting and financial administration services to the Portfolios.

DSC also provides dividend disbursing and transfer agency services. The Portfolios pay DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, The Global Real Estate Securities Portfolio pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class P shares. Original Class shares pay no distribution and service expenses.

At October 31, 2008, each Portfolio had receivables due from or liabilities payable to affiliates as follows:

		Dividend
		disbursing,
		transfer
		agent and
		fund accounting		Receivable
		oversight		from DMC
	Investment management	fees and	Other expenses	under
	fee payable to	other expenses	payable to DMC	expense limitation
	DMC	payable to DSC	and affiliates*	agreement
The Large-Cap Value Equity Portfolio	$5,823	$458	$2,916	$—
The Select 20 Portfolio	—	378	1,851	3,390
The Large-Cap Growth Equity Portfolio	114,556	3,480	8,079	—
The Mid-Cap Growth Equity Portfolio	—	392	2,068	1,758
The Small-Cap Growth Equity Portfolio	3,627	427	2,186	—
The Focus Smid-Cap Growth Equity Portfolio	1,826	410	1,969	—
The Smid-Cap Growth Equity Portfolio	1,061	287	2,242	—
The Real Estate Investment Trust Portfolio II	—	330	2,206	621
The Intermediate Fixed Income Portfolio	—	437	4,709	4,236
The Core Focus Fixed Income Portfolio	6,970	720	8,665	—
The High-Yield Bond Portfolio	3,241	605	8,806	—
The Core Plus Fixed Income Portfolio	40,924	1,576	12,623	—
The International Equity Portfolio	705,017	13,417	34,480	—
The Labor Select International Equity Portfolio	403,046	7,782	22,550	—
The Emerging Markets Portfolio	405,254	5,948	18,454	—
The Global Real Estate Securities Portfolio**	64,446	1,840	7,183	—
The Global Fixed Income Portfolio	104,941	3,157	7,626	—
The International Fixed Income Portfolio	10,332	699	2,938	—

*	DMC, as part of its administrative services, pays operating expenses on behalf of the Portfolios and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.
**	The Global Real Estate Securities Portfolio had distribution fees payable to DDLP of $1.

2008 Annual report • Delaware Pooled Trust

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

As provided in the investment management agreement, the Portfolios bear the cost of certain legal and tax services, including internal legal and tax services provided to the Portfolios by DMC and/or its affiliates’ employees. For the year ended October 31, 2008, the Portfolios were charged for internal legal and tax services by DMC and/or its affiliates’ employees as follows:

The Large-Cap Value Equity Portfolio	$628
The Select 20 Portfolio	386
The Large-Cap Growth Equity Portfolio	26,737
The Mid-Cap Growth Equity Portfolio	316
The Small-Cap Growth Equity Portfolio	742
The Focus Smid-Cap Growth Equity Portfolio	444
The Smid-Cap Growth Equity Portfolio	162
The Real Estate Investment Trust Portfolio II	627
The Intermediate Fixed Income Portfolio	507
The Core Focus Fixed Income Portfolio	2,289
The High-Yield Bond Portfolio	1,435
The Core Plus Fixed Income Portfolio	9,179
The International Equity Portfolio	128,757
The Labor Select International Equity Portfolio	62,443
The Emerging Markets Portfolio	54,672
The Global Real Estate Securities Portfolio	13,470
The Global Fixed Income Portfolio	19,075
The International Fixed Income Portfolio	2,145

Trustees’ fees include expenses accrued by each Portfolio for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Portfolios.

3. Investments

For the year ended October 31, 2008, each Portfolio made purchases and sales of investment securities other than short-term investments as follows:

	Purchases		Sales
	other than	Purchases of	other than	Sales of
	U.S. government	U.S. government	U.S. government	U.S. government
	securities	securities	securities	securities
The Large-Cap Value Equity Portfolio	$6,689,503	$—	$3,055,506	$—
The Select 20 Portfolio	13,548,326	—	3,245,649	—
The Large-Cap Growth Equity Portfolio	149,212,506	—	167,596,066	—
The Mid-Cap Growth Equity Portfolio	5,111,283	—	4,830,047	—
The Small-Cap Growth Equity Portfolio	9,759,006	—	15,666,065	—
The Focus Smid-Cap Growth Equity Portfolio	2,763,716	—	3,998,484	—
The Smid-Cap Growth Equity Portfolio	2,849,893	—	2,669,902	—
The Real Estate Investment Trust Portfolio II	10,899,446	—	15,240,992	—
The Intermediate Fixed Income Portfolio	7,729,467	20,966,644	9,499,073	24,122,173
The Core Focus Fixed Income Portfolio	71,732,304	43,791,090	73,293,992	49,391,014
The High-Yield Bond Portfolio	32,814,999	—	25,360,885	—
The Core Plus Fixed Income Portfolio	305,416,177	113,553,959	350,856,267	128,952,493
The International Equity Portfolio	171,943,524	—	668,424,199	—
The Labor Select International Equity Portfolio	103,175,617	—	91,300,965	—
The Emerging Markets Portfolio	336,770,872	—	379,249,843	—
The Global Real Estate Securities Portfolio	185,046,621	—	281,988,313	—
The Global Fixed Income Portfolio	129,107,756	12,918,846	224,599,431	26,902,419
The International Fixed Income Portfolio	8,039,420	—	10,515,903	—

2008 Annual report • Delaware Pooled Trust

(continues)     183

Notes to financial statements
Delaware Pooled® Trust

3. Investments (continued)

At October 31, 2008, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Portfolio were as follows:

		Aggregate	Aggregate	Net unrealized
	Cost of	unrealized	unrealized	appreciation
	investments	appreciation	depreciation	(depreciation)
The Large-Cap Value Equity Portfolio	$11,097,185	$132,384	$(2,339,763)	$(2,207,379)
The Select 20 Portfolio	13,261,477	129,304	(3,978,401)	(3,849,097)
The Large-Cap Growth Equity Portfolio	379,094,484	1,839,580	(108,652,643)	(106,813,063)
The Mid-Cap Growth Equity Portfolio	3,973,045	152,755	(802,236)	(649,481)
The Small-Cap Growth Equity Portfolio	7,706,209	512,670	(1,900,949)	(1,388,279)
The Focus Smid-Cap Growth Equity Portfolio	6,756,123	173,108	(1,767,379)	(1,594,271)
The Smid-Cap Growth Equity Portfolio	2,431,401	91,650	(565,076)	(473,426)
The Real Estate Investment Trust Portfolio II	8,672,551	7,211	(2,643,734)	(2,636,523)
The Intermediate Fixed Income Portfolio	8,311,354	15,903	(561,153)	(545,250)
The Core Focus Fixed Income Portfolio	35,407,670	104,413	(2,837,070)	(2,732,657)
The High-Yield Bond Portfolio	28,199,809	17,389	(6,350,757)	(6,333,368)
The Core Plus Fixed Income Portfolio	127,661,787	266,507	(12,573,275)	(12,306,768)
The International Equity Portfolio	1,379,759,160	56,029,109	(351,029,916)	(295,000,807)
The Labor Select International Equity Portfolio	864,181,577	21,102,392	(231,684,741)	(210,582,349)
The Emerging Markets Portfolio	750,778,197	9,244,680	(271,888,937)	(262,644,257)
The Global Real Estate Securities Portfolio	164,435,635	57,087	(57,498,685)	(57,441,598)
The Global Fixed Income Portfolio	169,308,459	8,463,846	(14,981,546)	(6,517,700)
The International Fixed Income Portfolio	28,583,799	1,644,324	(1,282,735)	361,589

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2008 and 2007 was as follows:

	Ordinary	Long-Term	Return
	Income	Capital Gain	of Capital	Total
Year ended October 31, 2008:
The Large-Cap Value Equity Portfolio	$281,784	$819,349	—	$1,101,133
The Large-Cap Growth Equity Portfolio	615,128	3,836,740	—	4,451,868
The Mid-Cap Growth Equity Portfolio	620,349	3,340,044	—	3,960,393
The Small-Cap Growth Equity Portfolio	1,422,074	9,194,784	—	10,616,858
The Focus Smid-Cap Growth Equity Portfolio	361,429	223,725	—	585,154
The Smid-Cap Growth Equity Portfolio	21,748	182,724	—	204,472
The Real Estate Investment Trust Portfolio II	1,886,204	3,458,097	—	5,344,301
The Intermediate Fixed Income Portfolio	393,379	—	—	393,379
The Core Focus Fixed Income Portfolio	2,889,431	—	—	2,889,431
The High-Yield Bond Portfolio	1,527,622	—	—	1,527,622
The Core Plus Fixed Income Portfolio	12,533,870	—	—	12,533,870
The International Equity Portfolio	54,942,491	193,922,674	—	248,865,165
The Labor Select International Equity Portfolio	27,454,273	131,100,861	—	158,555,134
The Emerging Markets Portfolio	68,206,808	122,861,608	—	191,068,416
The Global Real Estate Securities Portfolio	10,635,311	—	1,123,054	11,758,365
The Global Fixed Income Portfolio	12,715,444	—	—	12,715,444
The International Fixed Income Portfolio	1,709,358	—	—	1,709,358

2008 Annual report • Delaware Pooled Trust

4. Dividend and Distribution Information (continued)

	Ordinary	Long-Term
	Income	Capital Gain	Total
Year ended October 31, 2007:
The Large-Cap Value Equity Portfolio	$266,537	$—	$266,537
The Large-Cap Growth Equity Portfolio	132,656	—	132,656
The Mid-Cap Growth Equity Portfolio	67,573	1,743,919	1,811,492
The Small-Cap Growth Equity Portfolio	—	8,061,809	8,061,809
The Focus Smid-Cap Growth Equity Portfolio	90,918	190,697	281,615
The Real Estate Investment Trust Portfolio II	1,680,041	13,181,646	14,861,687
The Intermediate Fixed Income Portfolio	1,145,846	—	1,145,846
The Core Focus Fixed Income Portfolio	2,210,441	—	2,210,441
The High-Yield Bond Portfolio	487,045	—	487,045
The Core Plus Fixed Income Portfolio	9,224,657	—	9,224,657
The International Equity Portfolio	72,333,674	218,522,682	290,856,356
The Labor Select International Equity Portfolio	27,384,896	78,653,098	106,037,994
The Emerging Markets Portfolio	30,559,463	114,094,587	144,654,050
The Global Fixed Income Portfolio	11,123,381	—	11,123,381
The International Fixed Income Portfolio	330,956	—	330,956

5. Components of Net Assets on a Tax Basis

As of October 31, 2008, the components of net assets on a tax basis were as follows:

	The		The	The	The
	Large-Cap	The	Large-Cap	Mid-Cap	Small-Cap
	Value Equity	Select 20	Growth Equity	Growth Equity	Growth Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Shares of beneficial interest	$12,676,469	$17,565,683	$380,715,129	$4,085,794	$6,170,588
Undistributed ordinary income	175,331	8,262	754,926	—	—
Undistributed long-term capital gain	—	—	—	—	1,105,271
Capital loss carryforwards as of 10/31/08	(1,656,222)	(4,791,884)	(16,131,381)	(175,111)	—
Unrealized depreciation of investments	(2,207,379)	(3,849,097)	(106,813,063)	(649,481)	(1,388,279)
Net assets	$8,988,199	$8,932,964	$258,525,611	$3,261,202	$5,887,580

	The	The	The	The
	Focus Smid-Cap	Smid-Cap	Real Estate	Intermediate
	Growth Equity	Growth Equity	Investment Trust	Fixed Income
	Portfolio	Portfolio	Portfolio II*	Portfolio
Shares of beneficial interest	$6,508,160	$2,180,613	$8,975,535	$7,881,482
Undistributed ordinary income	27,839	1,267	247,334	10,892
Capital loss carryforwards as of 10/31/08	(636,923)	(18,808)	(1,240,692)	(589,782)
Unrealized depreciation of investments	(1,594,271)	(473,426)	(2,636,523)	(545,250)
Net assets	$4,304,805	$1,689,646	$5,345,654	$6,757,342

2008 Annual report • Delaware Pooled Trust

(continues)     185

Notes to financial statements
Delaware Pooled® Trust

5. Components of Net Assets on a Tax Basis (continued)

	The	The	The	The
	Core Focus	High-Yield	Core Plus	International
	Fixed Income	Bond	Fixed Income	Equity
	Portfolio	Portfolio	Portfolio	Portfolio
Shares of beneficial interest	$32,044,008	$28,587,826	$122,369,946	$1,181,293,961
Undistributed ordinary income	1,222,043	1,444,608	6,947,443	85,067,752
Undistributed long-term capital gain	—	—	—	115,268,847
Capital loss carryforwards as of 10/31/08	(422,809)	(3,884,840)	(5,421,304)	—
Other temporary differences	—	—	(45,804)	—
Unrealized depreciation of investments
and foreign currencies	(2,732,683)	(6,333,368)	(12,353,995)	(294,835,632)
Net assets	$30,110,559	$19,814,226	$111,496,286	$1,086,794,928

	The		The	The	The
	Labor Select	The	Global	Global	International
	International	Emerging	Real Estate	Fixed	Fixed
	Equity	Markets	Securities	Income	Income
	Portfolio	Portfolio	Portfolio*	Portfolio	Portfolio
Shares of beneficial interest	$785,033,103	$636,059,086	$200,387,938	$148,923,321	$28,732,172
Undistributed ordinary income	43,000,503	18,290,354	—	30,306,815	2,009,075
Undistributed long-term capital gain	21,959,941	77,714,200	—	—	—
Capital loss carryforwards as of 10/31/08	—	—	(55,001,975)	(1,174,683)	(1,234,534)
Unrealized appreciation (depreciation)
of investments and foreign currencies	(210,474,115)	(262,671,643)	(57,435,263)	(6,893,795)	308,733
Net assets	$639,519,432	$469,391,997	$87,950,700	$171,161,658	$29,815,446

*The undistributed earnings for The Real Estate Investment Trust Portfolio II and The Global Real Estate Securities Portfolio are estimated pending final notification of the tax character of distributions received from investments in Real Estate Investment Trusts.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on futures contracts, mark to market on forward foreign currency contracts, straddle loss deferrals, tax recognition of unrealized gain on passive foreign investment companies, contingent payment debt instruments and the tax treatment of market discount and premium on debt instruments, credit default swap contracts.

2008 Annual report • Delaware Pooled Trust

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, in-kind distributions of shareholder redemptions, gain (loss) on foreign currency transactions, expiration of capital loss carryforwards, dividends and distributions, market discount and premium on certain debt instruments, passive foreign investment companies, credit default and interest rate swaps and paydown gains (losses) on mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2008, the Portfolios recorded the following reclassifications.

	Undistributed
	(Distributions in Excess of)	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Loss)	Gain (Loss)	Capital
The Large-Cap Value Equity Portfolio	$(184)	$184	$—
The Select 20 Portfolio	34	(34)	—
The Large-Cap Growth Equity Portfolio	1,462	(1,462)	—
The Mid-Cap Growth Equity Portfolio	7,387	3,274	(10,661)
The Small-Cap Growth Equity Portfolio	18,535	8,468	(27,003)
The Focus Smid-Cap Growth Equity Portfolio	(674)	674	—
The Smid-Cap Growth Equity Portfolio	(3,757)	3,757	—
The Real Estate Investment Trust Portfolio II	79,724	(79,724)	—
The Intermediate Fixed Income Portfolio	47,801	(15,155)	(32,646)
The Core Focus Fixed Income Portfolio	34,997	(34,997)	—
The High-Yield Bond Portfolio	(34,942)	1,922,394	(1,887,452)
The Core Plus Fixed Income Portfolio	1,719,297	(1,719,297)	—
The International Equity Portfolio	23,844,002	(94,257,677)	70,413,675
The Labor Select International Equity Portfolio	12,408,596	(14,708,596)	2,300,000
The Emerging Markets Portfolio	(871,819)	(9,928,181)	10,800,000
The Global Real Estate Securities Portfolio	4,171,930	(740,877)	(3,431,053)
The Global Fixed Income Portfolio	24,897,720	(24,897,720)	—
The International Fixed Income Portfolio	1,474,291	(1,242,781)	(231,510)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2008, the Portfolios utilized capital loss carryforwards as follows:

Capital Loss
Carryforwards
Utilized
The Intermediate Fixed Income Portfolio	$101,161

In 2008, the following capital loss carryforwards expired:

Capital Loss
Carryforwards
Expired
The Intermediate Fixed Income Portfolio	$32,646
The High-Yield Bond Portfolio	1,887,452
The International Fixed Income Portfolio	231,510

2008 Annual report • Delaware Pooled Trust

(continues)     187

Notes to financial statements
Delaware Pooled® Trust

5. Components of Net Assets on a Tax Basis (continued)

Capital loss carryforwards remaining at October 31, 2008 will expire as follows:

	Year of Expiration
	2009	2010	2011	2013	2014	2015	2016	Total
The Large-Cap Value
Equity Portfolio	$—	$—	$—	$—	$—	$—	$1,656,222	$1,656,222
The Select 20 Portfolio	2,003,306	2,008,163	596,717	—	76,954	—	106,744	4,791,884
The Large-Cap Growth
Equity Portfolio	—	—	—	—	—	—	16,131,381	16,131,381
The Mid-Cap Growth
Equity Portfolio	—	—	—	—	—	—	175,111	175,111
The Focus Smid-Cap Growth
Equity Portfolio	—	—	—	—	—	—	636,923	636,923
The Smid-Cap Growth
Equity Portfolio	—	—	—	—	—	—	18,808	18,808
The Real Estate Investment
Trust Portfolio II	—	—	—	—	—	—	1,240,692	1,240,692
The Intermediate
Fixed Income Portfolio	—	26,277	—	112,676	177,899	272,930	—	589,782
The Core Focus
Fixed Income Portfolio	—	—	—	—	289,534	—	133,275	422,809
The High-Yield
Bond Portfolio	612,814	331,046	—	—	—	358,729	2,582,251	3,884,840
The Core Plus Fixed
Income Portfolio	—	—	—	394,175	1,651,932	1,588,204	1,786,993	5,421,304
The Global Real Estate
Securities Portfolio	—	—	—	—	—	1,245,667	53,756,308	55,001,975
The Global Fixed
Income Portfolio	—	—	—	—	167,312	—	1,007,371	1,174,683
The International
Fixed Income Portfolio	895,235	—	—	—	318,010	—	21,289	1,234,534

2008 Annual report • Delaware Pooled Trust

6. Capital Shares

Transactions in capital shares were as follows:

		Shares issued
		upon reinvestment		Net
	Shares	of dividends and	Shares	increase
	sold	distributions	repurchased	(decrease)
Year ended October 31, 2008:
The Large-Cap Value Equity Portfolio	248,293	57,050	(27,297)	278,046
The Select 20 Portfolio	1,828,814	—	—	1,828,814
The Large-Cap Growth Equity Portfolio	4,759,131	414,807	(7,286,730)	(2,112,792)
The Mid-Cap Growth Equity Portfolio	5	4,304,771	—	4,304,776
The Small-Cap Growth Equity Portfolio	236,832	1,534,658	(1,088,549)	682,941
The Focus Smid-Cap Growth Equity Portfolio	429,881	19,682	(568,234)	(118,671)
The Smid-Cap Growth Equity Portfolio	—	20,066	—	20,066
The Real Estate Investment Trust Portfolio II	321,257	750,463	(942,993)	128,727
The Intermediate Fixed Income Portfolio	14,472	35,282	(710,797)	(661,043)
The Core Focus Fixed Income Portfolio	65,344	206,232	(1,099,355)	(827,779)
The High-Yield Bond Portfolio	2,061,827	208,977	(1,384,747)	886,057
The Core Plus Fixed Income Portfolio	1,746,891	1,424,303	(9,685,072)	(6,513,878)
The International Equity Portfolio	7,078,732	6,768,880	(31,445,785)	(17,598,173)
The Labor Select International Equity Portfolio	3,669,212	8,073,072	(4,743,799)	6,998,485
The Emerging Markets Portfolio	2,463,167	13,786,118	(5,657,977)	10,591,308
The Global Real Estate Securities Portfolio Original Class	12,913,905	1,555,290	(31,861,897)	(17,392,702)
The Global Real Estate Securities Portfolio Class P	—	49	—	49
The Global Fixed Income Portfolio	1,793,544	877,071	(12,010,423)	(9,339,808)
The International Fixed Income Portfolio	—	152,485	(315,327)	(162,842)

		Shares issued
		upon reinvestment		Net
	Shares	of dividends and	Shares	increase
	sold	distributions	repurchased	(decrease)
Year ended October 31, 2007:
The Large-Cap Value Equity Portfolio	4,544	9,737	(333,542)	(319,261)
The Select 20 Portfolio	—	—	(999,953)	(999,953)
The Large-Cap Growth Equity Portfolio	16,303,703	11,471	(5,335,246)	10,979,928
The Mid-Cap Growth Equity Portfolio	71,908	488,273	(3,657,324)	(3,097,143)
The Small-Cap Growth Equity Portfolio	17,354	478,452	(3,405,401)	(2,909,595)
The Focus Smid-Cap Growth Equity Portfolio	151,292	28,825	—	180,117
The Smid-Cap Growth Equity Portfolio	1	—	—	1
The Real Estate Investment Trust Portfolio II	104,728	893,341	(811,211)	186,858
The Intermediate Fixed Income Portfolio	527,570	111,090	(2,139,699)	(1,501,039)
The Core Focus Fixed Income Portfolio	1,678,146	237,076	(3,310,420)	(1,395,198)
The High-Yield Bond Portfolio	2,402,074	63,253	(555,782)	1,909,545
The Core Plus Fixed Income Portfolio	11,093,660	912,939	(13,498,691)	(1,492,092)
The International Equity Portfolio	14,099,440	7,805,609	(14,860,865)	7,044,184
The Labor Select International Equity Portfolio	7,902,118	5,071,162	(11,111,945)	1,861,335
The Emerging Markets Portfolio	1,411,855	10,498,863	(7,251,186)	4,659,532
The Global Real Estate Securities Portfolio Original Class*	41,325,649	—	(4,066,733)	37,258,916
The Global Real Estate Securities Portfolio Class P*	1,179	—	—	1,179
The Global Fixed Income Portfolio	3,031,857	814,598	(4,260,610)	(414,155)
The International Fixed Income Portfolio	226,359	29,819	(1,105,196)	(849,018)

* Commenced operations January 10, 2007.

2008 Annual report • Delaware Pooled Trust

(continues)     189

Notes to financial statements
Delaware Pooled® Trust

7. Line of Credit

The Portfolios, along with certain other funds in the Delaware Investments® Family of Funds (Participants), were participants in a $225,000,000 revolving line of credit with BNY Mellon to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, Participants were charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The Portfolios had no amounts outstanding as of October 31, 2008, or at any time during the year then ended. The agreement expired on November 18, 2008.

Effective as of November 18, 2008, the Portfolios, along with the other Participants, entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement, as amended, is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 17, 2009.

8. Foreign Currency Exchange Contracts

The Select 20, The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Intermediate Fixed Income, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Real Estate Securities, The Global Fixed Income and The International Fixed Income Portfolios may enter into foreign currency exchange contracts and foreign cross-currency exchange contracts as a way of managing foreign exchange rate risk. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that they have agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross-currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

9. Futures Contracts

The Select 20, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Intermediate Fixed Income, The Core Focus Fixed Income, The Core Plus Fixed Income, The Emerging Markets, The Global Real Estate Securities and The International Fixed Income Portfolios may invest in financial futures contracts to hedge their existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

10. Written Options

During the year ended October 31, 2008, The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio entered into options contracts in accordance with their investment objectives. When a Portfolio writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Portfolio. A Portfolio, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

2008 Annual report • Delaware Pooled Trust

10. Written Options (continued)

The Intermediate Fixed Income Portfolio

	Number of
	contracts	Premiums
Options outstanding at October 31, 2007	—	$—
Options written	176	106,594
Options terminated in closing purchase transactions	(122)	(69,954)
Options outstanding at October 31, 2008	54	$36,640

The Core Focus Fixed Income Portfolio
	Number of
	contracts	Premiums
Options outstanding at October 31, 2007	—	$—
Options written	707	427,909
Options terminated in closing purchase transactions	(497)	(284,492)
Options outstanding at October 31, 2008	210	$143,417

The Core Plus Fixed Income Portfolio
	Number of
	contracts	Premiums
Options outstanding at October 31, 2007	—	$—
Options written	902	576,129
Options expired	(267)	(172,295)
Options terminated in closing purchase transactions	(635)	(403,834)
Options outstanding at October 31, 2008	—	—

11. Swap Contracts

The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio may enter into interest rate swap contracts and index swap contracts in accordance with their investment objectives. These Portfolios and The High-Yield Bond Portfolio may enter into credit default swap (CDS) contracts in accordance with their investment objectives. The Portfolios may use interest rate swaps to adjust the Portfolios’ sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Portfolios invest in, such as the corporate bond market. The Portfolios may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Portfolios on favorable terms. The Portfolios may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Portfolio from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Portfolio receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Portfolio’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, each Portfolio will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, each Portfolio will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Portfolio in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

2008 Annual report • Delaware Pooled Trust

(continues)     191

Notes to financial statements
Delaware Pooled® Trust

11. Swap Contracts (continued)

During the year ended October 31, 2008, the Portfolios entered into CDS contracts as purchasers and sellers of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event or the maturity or termination of the agreement.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event a Portfolio terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statements of net assets.

12. Securities Lending

The Portfolios, along with other funds in the Delaware Investments® Family of Funds, may lend their securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Portfolios may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, a portfolio may not receive an amount from the Collective Trust that is equal in amount to the collateral the Portfolio would be required to return to the borrower of the securities and the Portfolio would be required to make up for this shortfall. During the year ended October 31, 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL DBT II Liquidation Trust. The Portfolios can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolios, or at the discretion of the lending agent, replace the loaned securities. The Portfolios continue to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Portfolios have the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Portfolios receive loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Portfolios, the security lending agent and the borrower. The Portfolios record security lending income net of allocations to the security lending agent and the borrower.

2008 Annual report • Delaware Pooled Trust

12. Securities Lending (continued)

At October 31, 2008, the market value of securities on loan is presented below, for which the Portfolios received collateral, comprised of non-cash collateral and cash collateral. Investments purchased with cash collateral are presented on the statements of net assets under the caption “Security Lending Collateral.”

	Market value		Cash
	of securities	Non-cash	collateral
	on loan	collateral	received
The Large-Cap Value Equity Portfolio	$—	$—	$426
The Select 20 Portfolio	453,322	—	494,604
The Large-Cap Growth Equity Portfolio	13,774,580	—	14,316,245
The Mid-Cap Growth Equity Portfolio	108,346	—	115,705
The Small-Cap Growth Equity Portfolio	389,987	—	418,364
The Focus Smid-Cap Growth Equity Portfolio	776,114	—	825,402
The Smid-Cap Growth Equity Portfolio	224,807	—	253,286
The Real Estate Investment Trust Portfolio II	753,021	—	784,666
The Intermediate Fixed Income Portfolio	966,796	—	1,002,905
The Core Focus Fixed Income Portfolio	2,682,635	—	2,778,109
The High-Yield Bond Portfolio	1,521,307	—	1,591,290
The Core Plus Fixed Income Portfolio	4,586,177	46,908	4,736,535
The International Equity Portfolio	13,992,025	—	16,213,536
The Labor Select International Equity Portfolio	14,420,910	—	15,834,336
The Emerging Markets Portfolio	26,616,332	—	35,437,768
The Global Real Estate Securities Portfolio	18,117,889	43,560	19,342,303
The Global Fixed Income Portfolio	818,186	—	845,817
The International Fixed Income Portfolio	—	—	23,899

13. Credit and Market Risk

Some countries in which The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Real Estate Securities, The Global Fixed Income and The International Fixed Income Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolios.

The High-Yield Bond Portfolio invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Intermediate Fixed Income, The Core Focus Fixed Income, The Core Plus Fixed Income, The Global Real Estate Securities and The Global Fixed Income Portfolios invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Portfolios’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolios may fail to fully recoup their initial investments in these securities even if the securities are rated in the highest rating categories.

2008 Annual report • Delaware Pooled Trust

(continues)     193

Notes to financial statements

Delaware Pooled® Trust

13. Credit and Market Risk (continued)

The Mid-Cap Growth Equity, The International Equity and The Global Fixed Income Portfolios may invest up to 10% of each Portfolio’s net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Large-Cap Value Equity, The Select 20, The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Intermediate Fixed Income, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The Labor Select International Equity, The Emerging Markets, The Global Real Estate Securities and The International Fixed Income Portfolios may invest up to 15% of each Portfolio’s net assets in such securities. The relative illiquidity of these securities may impair each Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolios’ Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Portfolios’ limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject the Portfolios’ limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statements of net assets.

The Select 20, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap Growth Equity and The Global Real Estate Securities Portfolios invest a significant portion of their assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Real Estate Investment Trust Portfolio II and The Global Real Estate Securities Portfolio concentrate their investments in the real estate industry and are subject to the risks associated with that industry. If a Portfolio holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. These Portfolios are also affected by interest rate changes, particularly if the real estate investment trusts they hold use floating rate debt to finance their ongoing operations. Each Portfolio’s investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

14. Contractual Obligations

The Portfolios enter into contracts in the normal course of business that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these contracts. Management has reviewed the Portfolios’ existing contracts and expects the risk of loss to be remote.

15. In-Kind Redemptions

During the year ended October 31, 2008, the International Equity Portfolio satisfied withdrawal requests with transfers of securities and cash totaling $130,200,365, resulting in a net realized gain of $25,933,696.

2008 Annual report • Delaware Pooled Trust

16. Tax Information (Unaudited)

The information set forth below is for each Portfolio’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2008, each Portfolio designates distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Capital Gains	Income	(C)	Total	(D)
	Distributions	Distributions*	Return of	Distribution	Qualifying
	(Tax Basis)	(Tax Basis)	Capital	(Tax Basis)	Dividends[1]
The Large-Cap Value Equity Portfolio	74%	26%	—	100%	100%
The Large-Cap Growth Equity Portfolio	86%	14%	—	100%	100%
The Mid-Cap Growth Equity Portfolio	84%	16%	—	100%	8%
The Small-Cap Growth Equity Portfolio	87%	13%	—	100%	6%
The Focus Smid-Cap Growth Equity Portfolio	38%	62%	—	100%	39%
The Smid-Cap Growth Equity Portfolio	89%	11%	—	100%	47%
The Real Estate Investment Trust Portfolio II	65%	35%	—	100%	—
The Intermediate Fixed Income Portfolio	—	100%	—	100%	—
The Core Focus Fixed Income Portfolio	—	100%	—	100%	—
The High-Yield Bond Portfolio	—	100%	—	100%	—
The Core Plus Fixed Income Portfolio	—	100%	—	100%	—
The International Equity Portfolio	78%	22%	—	100%	—
The Labor Select International Equity Portfolio	83%	17%	—	100%	—
The Emerging Markets Portfolio	64%	36%	—	100%	—
The Global Real Estate Securities Portfolio	—	90%	10%	100%	—
The Global Fixed Income Portfolio	—	100%	—	100%	—
The International Fixed Income Portfolio	—	100%	—	100%	—

(A), (B) and (C) are based on a percentage of each Portfolio’s total distributions.
(D) is based on a percentage of each Portfolio’s ordinary income distributions.
[1]Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended October 31, 2008, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolios intend to designate the following amounts to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

2008 Annual report • Delaware Pooled Trust

(continues)     195

Notes to financial statements

Delaware Pooled® Trust

16. Tax Information (Unaudited) (continued)

Maximum amount to be
Taxed at a maximum rate of 15%
The Large-Cap Value Equity Portfolio	$263,742
The Large-Cap Growth Equity Portfolio	615,128
The Mid-Cap Growth Equity Portfolio	19,400
The Small-Cap Growth Equity Portfolio	17,583
The Focus Smid-Cap Growth Equity Portfolio	57,195
The Smid-Cap Growth Equity Portfolio	9,867
The International Equity Portfolio	48,998,919
The Labor Select International Equity Portfolio	22,798,672
The Emerging Markets Portfolio	15,308,143
The Global Real Estate Securities Portfolio	2,278,405

The International Equity Portfolio, The Labor Select International Equity Portfolio, and The Emerging Markets Portfolio intend to pass through foreign tax credits in the maximum amount of $5,087,088, $2,697,305, and $1,421,095, respectively. The gross foreign source income earned during the fiscal year 2008 was $86,912,223, $42,538,226, and $31,892,867, respectively. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

2008 Annual report • Delaware Pooled Trust

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Pooled® Trust

We have audited the accompanying statements of net assets and assets and liabilities of The Large-Cap Value Equity Portfolio, The Select 20 Portfolio, The Large-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Smid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Real Estate Securities Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio (eighteen of the series constituting Delaware Pooled Trust) (the “Portfolios”) as of October 31, 2008, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Portfolios of Delaware Pooled Trust at October 31, 2008, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
December 17, 2008

2008 Annual report • Delaware Pooled Trust

Other Portfolio information
(Unaudited)
Delaware Pooled® Trust

Board Consideration of Delaware Pooled Trust Investment Advisory Agreement

At a meeting held on May 20–22, 2008 (the “Annual Meeting”), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for each series of Delaware Pooled Trust (each a “Portfolio” and collectively the “Portfolios”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Portfolio performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts, as applicable. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) and sub-advisory agreement with Mondrian Investment Partners Limited (“Mondrian”), as applicable, included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Portfolios, the costs of such services to the Portfolios, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed in February 2008 independent historical and comparative reports prepared by Lipper Inc. (“Lipper”), an independent statistical compilation organization. The Lipper reports compared each Portfolio’s investment performance and expenses with those of other comparable mutual funds. The independent Trustees reviewed the Lipper reports with Counsel to the Independent Trustees at the February 2008 Board meeting and discussed such reports further with Counsel earlier in the Annual Meeting. The Board requested and received certain information regarding Management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s or Mondrian’s ability to invest fully in accordance with Portfolio policies.

In considering information relating to the approval of each Portfolio’s advisory and sub-advisory agreements, as applicable, the independent Trustees received assistance and advice from and met separately with independent counsel. Although the Trustees gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board in its contract renewal considerations.

Nature, Extent And Quality of Service. The Board considered the services provided by Delaware Investments to the Portfolios and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board Meetings covering matters such as the relative performance of the Portfolios, compliance of portfolio managers with the investment policies, strategies and restrictions for the Portfolios, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Portfolios’ investment advisor and the emphasis placed on research in the investment process. Favorable consideration was given to DMC’s efforts to maintain expenditures and, in some instances, increase financial and human resources committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Portfolio shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (“DSC”), noting DSC’s commitment to maintain a high level of service as well as Delaware Investments’ expenditures to improve the delivery of shareholder services. During 2007 Management commenced the outsourcing of certain investment accounting functions that are expected to further improve the quality and cost of delivering investment accounting services to the Portfolios. The Board once again noted the benefits provided to Portfolio shareholders by being part of the Delaware Investments Family of Funds, including each shareholder’s ability to exchange investments between Portfolios or the institutional class shares of other Delaware funds and to reinvest Portfolio dividends into additional shares of the Portfolio or into additional shares of other Delaware funds. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Portfolios. The Board placed significant emphasis on the investment performance of the Portfolios in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Portfolio showed the investment performance of its shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Portfolios was shown for the past one-, three-, five-, and ten-year periods, as applicable, ended December 31, 2007. The Board’s objective is that each Portfolio performs for the periods considered at or above the median of its Performance Universe. The following paragraphs summarize the performance results for the Portfolios and the Board’s view of such performance.

The Select 20 Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-, three-, and five-year periods was in the fourth quartile of its Performance Universe. The Board noted that the Portfolio’s performance results were not in line with the Board’s objective. In evaluating the Portfolio’s performance, the Board considered strategy changes implemented in early 2008 that effectively repositioned the Portfolio as a Select 20 fund with a greater concentration of issuers. The Board recognized Management’s efforts to improve Portfolio performance and meet the Board’s performance objective.

The Core Focus Fixed Income Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional intermediate investment grade debt funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the second quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three-year period was in the first quartile. The Board was satisfied with performance.

2008 Annual report • Delaware Pooled Trust

Board Consideration of Delaware Pooled® Trust Investment Advisory Agreement (continued)

The Core Plus Fixed Income Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional intermediate investment grade debt funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three- and five-year periods was in the first quartile. The Board noted that the Portfolio’s performance results were mixed but overall tended to be above median, which was acceptable. The Board recognized Management’s efforts to increase portfolio management depth, noting particularly the hiring of a new head of the equity department in 2007.

The Emerging Markets Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional emerging markets funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one- and three-year periods was in the fourth quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three- and five-year periods was in the second quartile. The Board noted that the Portfolio’s performance results were mixed. In evaluating the Portfolio’s performance, the Board considered changes made to the Portfolio’s investment team in late 2006. The Board recognized Management’s efforts to increase portfolio management depth, particularly the hiring of a new head of the equity department in 2007. The Board expressed confidence in the Portfolio Management team and its philosophy and processes.

The Focus Smid-Cap Growth Equity Portfolio — Lipper currently classifies the Portfolio as a small-cap core fund, although Management believes that, since implementing strategy changes in December 2005, the Portfolio’s objective and strategy are more closely aligned with funds in the Lipper small-cap growth and Lipper mid-cap growth categories. Accordingly, the Lipper report prepared for this Portfolio compares the Portfolio’s performance to three Performance Universes consisting of the Portfolio and all retail and institutional small-cap core funds, small-cap growth funds and mid-cap growth funds as selected by Lipper. When compared to the other small-cap core funds, the Lipper report comparison showed that the Portfolio’s total return for the one- and three-year periods was in the first and third quartile, respectively. When compared to the other small-cap growth funds, the Lipper report comparison showed that the Portfolio’s total returns for the one- and three-year periods were in the third and fourth quartiles, respectively. When compared to the other mid-cap growth funds, the Lipper report comparison showed that the Portfolio’s total return for the one- and three-year periods was in the fourth quartile. The Board noted that the Portfolio’s performance results were not in line with the Board’s objective. In evaluating the Portfolio’s performance, the Board recognized relative improvement within the performance universe of small-cap growth funds in the more recent one-year period. The Board considered Management’s efforts to increase portfolio management depth, particularly the hiring of a new head of the equity department in 2007. The Board was satisfied that Management was taking action to improve Portfolio performance and meet the Board’s performance objective.

The Global Fixed Income Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional global income funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-, five-, and ten-year periods was in the first quartile, although the report showed that the Portfolio’s return for the three-year period was in the fourth quartile. The Board was satisfied that overall performance was above median.

The Global Real Estate Securities Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional real estate funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the first quartile. The Board considered the perceived advantages of personnel changes that took place in 2007, including the hiring of a new head of the equity department in 2007. The Board commended Management’s efforts to enhance Portfolio performance and expressed confidence in the team, its philosophy and processes. The Board was satisfied that Management was taking effective action to improve Portfolio performance and meet the Board’s performance objective.

The High-Yield Bond Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional high current yield funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the second quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three-, five- and ten-year periods was in the first quartile. The Board was very satisfied with performance.

The Intermediate Fixed Income Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional short-intermediate investment-grade debt funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-, three-, five- and ten-year periods was in the first quartile of its Performance Universe. The Board was very satisfied with performance.

The International Equity Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional multi-cap core funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three-year period was in the second quartile and the Portfolio’s total return for the five- and ten-year periods was in the first quartile. The Board noted that the Portfolio’s performance results were mixed but overall tended to be above median, which was acceptable.

2008 Annual report • Delaware Pooled Trust

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Other Portfolio information
(Unaudited)
Delaware Pooled® Trust

Board Consideration of Delaware Pooled Trust Investment Advisory Agreement (continued)

The International Fixed Income Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional international income funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-, five-, and ten-year periods was in the first quartile of its Performance Universe. The Portfolio’s total return for the three-year period was in the third quartile. The Board was satisfied with performance.

The Labor Select International Equity Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional international multi-cap value funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one- and three-year periods was in the first quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the five- and ten-year periods was in the second quartile. The Board was satisfied with performance.

The Large Cap Growth Equity Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the third quartile of its Performance Universe. The Board noted that the Portfolio’s performance results were not in line with the Board’s objective. In evaluating the Portfolio’s performance, the Board considered that the Portfolio had only been in existence for a short time. The Board recognized Management’s efforts to increase portfolio management depth, noting particularly the hiring of a new head of the equity department in 2007.

The Large-Cap Value Equity Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional large-cap value funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the fourth quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three-, five-, and ten-year periods was in the third quartile. The Board noted that the Portfolio’s performance results were not in line with the Board’s objective. In evaluating the Portfolio’s performance, the Board considered Management’s efforts to increase portfolio management depth, noting particularly the hiring of a new head of the equity department in 2007. The Board was satisfied that Management would take action to improve Portfolio performance and meet the Board’s performance objective.

The Mid-Cap Growth Equity Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one- and three-year periods was in the fourth quartile of its Performance Universe. The report further showed that the Portfolio’s total returns for three- and five-year periods were in the third quartile and second quartile, respectively. The Board noted that the Portfolio’s performance results were not in line with the Board’s objective. In evaluating the Portfolio’s performance, the Board considered investment strategy changes implemented in late 2006. However, the Board recognized Management’s current efforts to increase portfolio management depth, noting particularly the hiring of a new head of the equity department in 2007. The Board was satisfied that Management was taking action to enhance Portfolio performance and meet the Board’s performance objective.

The Real Estate Investment Trust Portfolio II — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional real estate funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one- and ten-year periods was in the second quartile of its Performance Universe. The report further showed that the Portfolio’s total returns for the three- and five-year periods were in the third quartile and fourth quartile, respectively. The Board noted that the Portfolio’s performance results were mixed. The Board considered the perceived advantages of personnel changes that took place in 2006 and 2007, including the hiring of a new head of the equity department in 2007. The Board commended Management’s efforts to enhance Portfolio performance and expressed confidence in the team, its philosophy and processes. The Board was satisfied that Management was taking effective action to improve Portfolio performance and meet the Board’s performance objective.

The Small-Cap Growth Equity Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional small-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the second quartile of its Performance Universe. The report further showed that the Portfolio’s total returns for the three- and five-year periods were in the third quartile and fourth quartile, respectively. The Board was satisfied with improved performance. However, the Board recognized Management’s current efforts to increase portfolio management depth by hiring a new head of the equity department in 2007.

The Smid-Cap Growth Equity Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for its one- and three-year periods was in the fourth quartile. The Board noted that the Portfolio’s performance results were not in line with the Board’s objective. In evaluating the Portfolio’s performance, the Board recognized Management’s current efforts to increase portfolio management depth, noting particularly the hiring of a new head of the equity department in 2007. The Board was satisfied that Management was taking action to improve Portfolio performance and meet the Board’s performance objective.

2008 Annual report • Delaware Pooled Trust

Board Consideration of Delaware Pooled® Trust Investment Advisory Agreement (continued)

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Portfolios as of October 31, 2007 and the most recent fiscal year end for each comparative fund as of August 31, 2007 or earlier. For any fund with a fiscal year end after August 31, 2007, such fund’s expense data were measured as of its fiscal year end for 2006. The Board focused particularly on the comparative analysis of the management fees and total expense ratios of each Portfolio and the effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, each Portfolio’s contractual management fee and the actual management fee incurred by the Portfolio were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Portfolio) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Portfolio’s total expenses were also compared with those of its Expense Group. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit each Portfolio’s total expense ratio to be competitive with that of the Expense Group. The following paragraphs summarize the expense results for the Portfolios and the Board’s view of such expenses.

The All Cap Growth Equity Portfolio — The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group.

The Core Focus Fixed Income Portfolio — The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group.

The Core Plus Fixed Income Portfolio — The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was very satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group.

The Emerging Markets Portfolio — The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group.

The Focus Smid-Cap Growth Equity Portfolio — When compared to other small-cap core funds, the expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. When compared to other mid-cap growth funds and small-cap growth funds, the expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group.

The Global Fixed Income Portfolio — The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group.

The Global Real Estate Securities Portfolio — The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Portfolio’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through February 2009 and recent initiatives implemented by Management, such as the outsourcing of certain transfer agency and investment accounting services, creating an opportunity for a reduction in expenses. The Board was satisfied with Management’s efforts to improve the Portfolio’s total expense ratio and bring it in line with the Board’s objective.

The High-Yield Bond Portfolio — The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was very satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group.

The Intermediate Fixed Income Portfolio — The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was very satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group.

The International Equity Portfolio — The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group.

2008 Annual report • Delaware Pooled Trust

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Other Portfolio information
(Unaudited)
Delaware Pooled® Trust

Board Consideration of Delaware Pooled Trust Investment Advisory Agreement (continued)

The International Fixed Income Portfolio — The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group.

The Labor Select International Equity Portfolio — The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was very satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group.

The Large-Cap Growth Portfolio — The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was very satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group.

The Large-Cap Value Equity Portfolio — The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was very satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group.

The Mid-Cap Growth Equity Portfolio — The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group.

The Real Estate Investment Trust Portfolio II — The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of the Expense Group. The Board was very satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group.

The Small-Cap Growth Equity Portfolio — The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group.

The Smid-Cap Growth Equity Portfolio — The expense comparisons for the Portfolio showed that its contractual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was very satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group.

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Portfolios. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the level of management fees was reasonable in light of the services rendered and the profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as each Portfolio’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. With respect to all Portfolios, except The Core Plus Fixed Income Portfolio and The Global Real Estate Securities Portfolio, the Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. Benchmarking analysis indicated that less than one quarter of competing funds in the institutional market employ breakpoints. Management believed, and the Board agreed, that the Portfolios were priced with relatively low management fees to reflect potential economies of scale at all asset levels. With respect to The Core Plus Fixed Income Portfolio, the Board noted that the fee under the Portfolio’s management contract did not fall within the standard structure. Management explained that the fee schedule for the Portfolio is lower than the applicable standard fee level because it is treated as a “Special Domestic Fixed Income Fund” under the pricing structure applied to Delaware Pooled Trust portfolios with a significant “Standard Domestic Fixed Income” component. With respect to The Global Real Estate Securities Portfolio, the Board noted that the fee under the Portfolio’s management contract did not fall within the standard structure. Management explained that the Portfolio’s fee is based upon the combination of special international equity and special domestic equity features within the portfolio. The Board recognized that the Portfolio has reached a size at which it can take advantage of breakpoints so that economies of scale may be shared.

2008 Annual report • Delaware Pooled Trust

Fund management

Robert Akester
Senior Portfolio Manager —
Mondrian Investment Partners Ltd.
The Emerging Markets Portfolio

Prior to joining Mondrian Investment Partners Ltd. in 1996, Robert Akester was a director of Hill Samuel Investment Management where he had responsibility for significant overseas clients and Far Eastern markets. He has more than 30 years of investment experience, including more than 25 years of involvement in emerging markets. Akester is a graduate of University College, London, and is an associate of the Institute of Actuaries, with a certificate in finance and investment.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager
The Global Real Estate Securities Portfolio
The Real Estate Investment Trust Portfolio II

Damon J. Andres, who joined Delaware Investments in 1994, currently serves as a portfolio manager for REIT investments and convertibles. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Fiona A. Barwick
Director of Regional Research —
Mondrian Investment Partners Ltd.
The International Equity Portfolio

Fiona A. Barwick joined Mondrian Investment Partners Ltd. in the spring of 1993 to cover the Pacific Basin markets. Prior to this, she spent three years at Touche, Remnant & Co. in London as an assistant portfolio manager and research analyst. Barwick is a graduate of University College, London, and is a member of the CFA Society of the U.K.

Marshall T. Bassett
Senior Vice President, Chief Investment Officer —
Emerging Growth Equity
The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio

Marshall T. Bassett leads the firm’s Emerging Growth Equity team, which focuses on small-, mid-, and smid-cap investment products and strategies. Before taking over leadership of the Emerging Growth Equity team, Bassett spent eight years as a portfolio manager and analyst, focusing on consumer and retail stocks in the growth area. Prior to joining Delaware Investments in 1997, he worked for eight years at Morgan Stanley Asset Management Group, where he most recently served as a vice president in its Emerging Growth group, analyzing small-cap companies. Before that, he worked at a community bank in Hopkinsville, Ky., which eventually became part of The Sovran Bank and Trust Company. He received his bachelor’s degree from Duke University and an MBA from The Fuqua School of Business at Duke University. Bassett is a member of The Fuqua School’s alumni board.

Joanna Bates
Senior Portfolio Manager —
Mondrian Investment Partners Ltd.
The Global Fixed Income Portfolio
The International Fixed Income Portfolio

Joanna Bates joined the Mondrian Investment Partners Ltd. Fixed Income team in 1997, before which she was associate director of Fixed Interest at Hill Samuel Investment Management. She has also worked for Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. At Mondrian, Bates is a senior portfolio manager with many client relationships including those based in Japan. Her research specialties are emerging market currencies and debt. Bates is a graduate of London University. She holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the U.K.

2008 Annual report • Delaware Pooled Trust

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Delaware Pooled® Trust

Nigel Bliss
Senior Portfolio Manager —
Mondrian Investment Partners Ltd.
The Labor Select International Equity Portfolio

Nigel Bliss joined Mondrian Investment Partners Ltd. in July 1995 and is currently a member of the Pacific Equity team where his country research focus lies with Greater China. His sector coverage includes property, utilities, energy, and industrials. He commenced his career at Cazenove & Co. after graduating from the University of Manchester. Bliss holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the U.K.

Christopher J. Bonavico, CFA
Vice President, Senior Portfolio Manager, Equity Analyst
The Select 20 Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Large-Cap Growth Equity Portfolio

Christopher J. Bonavico, who joined Delaware Investments in April 2005, is a senior portfolio manager on the firm’s Focus Growth Equity team. This team is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

Kenneth F. Broad, CFA
Vice President, Senior Portfolio Manager, Equity Analyst
The Select 20 Portfolio
The Focus Smid-Cap Growth Equity Portfolio

Kenneth F. Broad, who joined Delaware Investments in April 2005, is a senior portfolio manager on the firm’s Focus Growth Equity team. This team is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolios. Most recently, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor’s degree in economics from Colgate University.

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager
The Intermediate Fixed Income Portfolio
The Core Focus Fixed Income Portfolio
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio

Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Elizabeth A. Desmond
Director and Chief Investment Officer, Developed Equity
Markets — Mondrian Investment Partners Ltd.
The International Equity Portfolio

Elizabeth A. Desmond is a graduate of Wellesley College and the Masters Program in East Asian Studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Mondrian in the spring of 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. Desmond is a CFA charterholder, and a member of the CFA Institute and the CFA Society of the U.K.

2008 Annual report • Delaware Pooled Trust

Chuck M. Devereux
Senior Vice President, Director of Credit Research
The High-Yield Bond Portfolio

Chuck M. Devereux is the head of the firm’s taxable credit research department, responsible for the gaming sector, and he serves on a team responsible for portfolio management of some of the firm’s fixed income products. Prior to April 2007, he was a senior vice president and co-head of the firm’s private placements group, which has responsibility for managing a portfolio of approximately $8 billion of privately placed securities. Prior to joining Delaware Investments in 2001, Devereux was employed by Valuemetrics/VM Equity Partners, a financial advisory and investment banking firm, where he participated in financial advisory and capital-raising efforts for privately held, middle-market companies. These efforts included placements of traditional corporate debt and equity as well as mezzanine and venture-capital financings. Prior to Valuemetrics/VM Equity Partners, he was a trust officer in the privately held asset division of the Northern Trust Corporation for three years. Devereux earned an MBA with a concentration in finance from DePaul University and a bachelor’s degree in economics from St. Joseph’s College.

Roger A. Early, CPA, CFA, CFP
Senior Vice President, Senior Portfolio Manager
The Intermediate Fixed Income Portfolio
The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio

Roger A. Early is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He rejoined Delaware Investments in March 2007. During his previous tenure at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. Early most recently worked at Chartwell Investment Partners, where he served as a senior portfolio manager in fixed income from 2003 to 2007. He also worked at Turner Investments from 2002 to 2003, where he served as chief investment officer for fixed income, and Rittenhouse Financial from 2001 to 2002. He started his career in Pittsburgh, leaving to join Delaware Investments in 1994 after 10 years at Federated Investors. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh, and he is a member of the CFA Society of Philadelphia.

Christopher M. Ericksen, CFA
Vice President, Portfolio Manager, Equity Analyst
The Select 20 Portfolio
The Large-Cap Growth Equity Portfolio

Christopher M. Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Ericksen received his bachelor’s degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.

Patrick G. Fortier, CFA
Vice President, Portfolio Manager, Equity Analyst
The Select 20 Portfolio

Patrick G. Fortier, who joined Delaware Investments in April 2005, is a portfolio manager on the Focus Growth Equity team. This team is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a portfolio manager at Transamerica Investment Management. Before joining Transamerica in 2000, he worked for OLDE Equity Research as an equity analyst. Fortier received his bachelor’s degree in finance from the University of Kentucky.

Clive A. Gillmore
Chief Executive Officer —
Mondrian Investment Partners Ltd.
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio

In 1990, Clive A. Gillmore joined Mondrian Investment Partners’ predecessor organization as a founding member, having previously worked as a senior portfolio manager for Hill Samuel Investment Advisers Ltd., and a portfolio manager at Legal and General Investment Management. His research responsibilities are focused today on companies operating in the world’s emerging equity markets. He has 20 years of experience analyzing equity markets and securities around the world and has managed client portfolios with a wide range of mandates. Gillmore is a graduate of the University of Warwick and has completed the Investment Management Program at the London Business School. Gillmore is CEO of Mondrian. He is a member of Mondrian’s Equity Strategy Committee and the company’s Management Steering Committee.

2008 Annual report • Delaware Pooled Trust

(continues)     205

Other Portfolio information
(Unaudited)
Delaware Pooled® Trust

Barry S. Gladstein, CFA
Vice President, Portfolio Manager
The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio

Barry S. Gladstein is a portfolio manager in the energy, industrials, and materials sector of the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments in 1995, he was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young. He holds a bachelor’s degree from Binghamton University and an MBA from The Wharton School of the University of Pennsylvania, and he is a member of the CFA Society of Philadelphia.

Paul Grillo, CFA
Senior Vice President, Senior Portfolio Manager
The Intermediate Fixed Income Portfolio
The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio

Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He joined Delaware Investments in 1992, and also serves as a mortgage-backed and asset-backed securities analyst. Previously, he served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Gregory M. Heywood, CFA
Vice President, Portfolio Manager, Equity Analyst
The Select 20 Portfolio

Gregory M. Heywood, who joined Delaware Investments in April 2005, is a portfolio manager and analyst on the firm’s Focus Growth Equity team. This team is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a research analyst at Transamerica Investment Management. Before joining Transamerica in 2004, he worked as a senior analyst for Wells Capital Management from 2003 to 2004 and Montgomery Asset Management from 1996 to 2003. Heywood received a bachelor’s degree and an MBA from the University of California at Berkeley.

Christopher M. Holland
Vice President, Portfolio Manager
The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio

Christopher M. Holland, who joined Delaware Investments in 2001, is a portfolio manager in the business services sector of the firm’s Emerging Growth Equity team. Prior to joining the firm, Holland worked for three years as a municipal fixed income analyst at BlackRock and in private client services at J.P. Morgan Chase for another year. Holland holds a bachelor’s degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University.

John Kirk
Director — Mondrian Investment Partners Ltd.
The Global Fixed Income Portfolio
The International Fixed Income Portfolio

Before joining Mondrian in 1998, John Kirk was at Royal Bank of Canada in London, where he was responsible for European and Asian Fixed Income and had global responsibility for credit analysis. He started his career at Ford Motor Company as a member of its operations research group. Kirk leads Mondrian’s credit research and heads the Global Credit Valuation Committee. Kirk is a math graduate from the University of Wales and has an MA in operations research from Lancaster University.

Nikhil G. Lalvani, CFA
Vice President, Portfolio Manager
The Large-Cap Value Equity Portfolio

Nikhil G. Lalvani is a portfolio manager with the firm’s Large-Cap Value Focus team. At Delaware Investments, Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University and is a member of the CFA Society of Philadelphia.

2008 Annual report • Delaware Pooled Trust

Steven T. Lampe, CPA
Vice President, Portfolio Manager
The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio

Steven T. Lampe, who joined Delaware Investments in 1995, is a portfolio manager in the business and financial services and healthcare sectors of the Emerging Growth Equity team. He previously served as a manager at Pricewaterhouse, specializing in financial services firms. Lampe received a bachelor’s degree in economics and an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania.

Emma R. E. Lewis
Senior Portfolio Manager —
Mondrian Investment Partners Ltd.
The Labor Select International Equity Portfolio

Emma R. E. Lewis joined Mondrian in 1995, assuming analytical responsibilities in the Pacific Basin Team. Lewis is currently a senior portfolio manager at Mondrian where she manages international portfolios. Prior to joining Mondrian, she began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Lewis is a graduate of Pembroke College, Oxford University, where she completed her masters in philosophy and theology. She holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the U.K.

Anthony A. Lombardi, CFA
Vice President, Senior Portfolio Manager
The Large-Cap Value Equity Portfolio

Anthony A. Lombardi joined Delaware Investments in 2004 as a vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Previously, Lombardi worked at Merrill Lynch Investment Managers from 1998 to 2004, where he rose to the position of director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. Prior to that, he worked at Dean Witter Reynolds for seven years as a sell-side equity research analyst, and he began his career as an investment analyst with Crossland Savings in 1989. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Kevin P. Loome, CFA
Senior Vice President, Senior Portfolio Manager,
Head of High Yield Investments
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio

Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

Nigel G. May
Director and Chief Investment Officer, Global Equities —
Mondrian Investment Partners Ltd.
The International Equity Portfolio

Nigel G. May joined Mondrian in 1991. Having led the European team’s research effort since 1995, he now also has responsibility for the North American and Small Cap teams. May was formerly a senior portfolio manager and analyst with Hill Samuel Investment Advisers Ltd., having joined the Hill Samuel Investment Group in 1986. He is a graduate of Sidney Sussex College, Cambridge University, where he completed his masters in engineering. He holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the U.K.

2008 Annual report • Delaware Pooled Trust

(continues)     207

Other Portfolio information
(Unaudited)
Delaware Pooled® Trust

Victor Mostrowski
Vice President, Portfolio Manager — International Debt
The Core Plus Fixed Income Portfolio

Victor Mostrowski is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. As a member of the international bond team, his responsibilities include managing global bond assets across the product matrix. Prior to joining Delaware Investments in May 2007, he was a senior portfolio manager–global fixed income for HSBC Halbis Partners (USA) for one year. He managed the currency exposure for several institutional accounts with assets totaling approximately $3 billion, and formulated and implemented strategic long-term currency positioning as well as short-term daily and weekly trading opportunities. Before joining HSBC in 2006, he worked seven years for the State of New Jersey, Department of Treasury, Division of Investment, most recently as the global fixed income portfolio manager–emerging markets equity. Mostrowski earned a bachelor’s degree in economics and an MBA in finance from Rider College.

Christopher A. Moth
Director and Chief Investment Officer, Global Fixed
Income & Currency —
Mondrian Investment Partners Ltd.
The Global Fixed Income Portfolio
The International Fixed Income Portfolio

Christopher A. Moth joined Mondrian in 1992, after working for the GRE insurance company where he was responsible for quantitative models and projections. He has made key contributions to the development of Mondrian’s fixed income product, and was primarily responsible for the structure of the company’s in-house systems to control and facilitate the investment process. He is an actuarial graduate from The City University in London, and was later awarded the Certificate in Finance & Investment from the London Institute of Actuaries. Moth chairs the Global Fixed Income and Currency Committee meeting.

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager,
Team Leader — Large-Cap Value Focus Equity
The Large-Cap Value Equity Portfolio

D. Tysen Nutt Jr. joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Before joining the firm, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM), where he managed mutual funds and separate accounts for institutions and private clients. He departed MLIM as a managing director. Prior to joining MLIM in 1994, Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Philip R. Perkins
Senior Vice President, Senior Portfolio Manager
The Core Plus Fixed Income Portfolio

Philip R. Perkins is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He leads the firm’s international bond team, where his responsibilities include managing global bond assets across the product matrix. Prior to joining Delaware Investments in 2003, he worked at Deutsche Bank for five years. He served as a managing director in global markets from 2001 to 2003, during that same time he was the chief operating officer for the Bank’s emerging markets division in London, and from 1998 to 2001 he was responsible for local markets trading in Moscow. Prior to that, Perkins was chief executive officer of Dinner Key Advisors, a registered broker/ dealer founded to trade derivative mortgage-backed bonds with institutional clients. He began his career at Salomon Brothers, where he was a mortgage/CMO trader from 1985 to 1990. Perkins holds a bachelor’s degree in international studies with a minor in computer science from the University of Notre Dame.

2008 Annual report • Delaware Pooled Trust

Daniel J. Prislin, CFA
Vice President, Senior Portfolio Manager, Equity Analyst
The Select 20 Portfolio
The Large-Cap Growth Equity Portfolio

Daniel J. Prislin joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Prislin received an MBA and bachelor’s degree in business administration from the University of California at Berkeley.

David G. Tilles
Executive Chairman —
Mondrian Investment Partners Ltd.
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The Global Fixed Income Portfolio
The International Fixed Income Portfolio

David G. Tilles was educated at the Sorbonne, Warwick University, and Heidelberg University. Prior to joining Mondrian in 1990 as managing director and chief investment officer of Mondrian Investment Partners Limited, he spent 16 years with Hill Samuel in London, serving in a number of investment capacities. His most recent position prior to joining Mondrian was chief investment officer of Hill Samuel Investment Advisers Ltd. He holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the U.K.

Rudy D. Torrijos III
Vice President, Portfolio Manager
The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio

Rudy D. Torrijos joined Delaware Investments in July 2005, where he serves as a portfolio manager with a focus on the technology sector for the firm’s Emerging Growth Equity team. He spent the prior two years as a technology analyst at Fiduciary Trust, where he was responsible for sector management of technology stocks for small-cap equity products. From 1997 to 2002 he worked for Neuberger Berman Growth Group, first as an analyst and then as fund manager. Torrijos worked as a technology analyst at Hellman Jordan Management for three years, and he began his career as a marketing/strategic financial planning analyst at Unocal in Los Angeles. Torrijos attended Harvard University, where he graduated with a bachelor’s degree in applied mathematics/economics.

Michael S. Tung, M.D.
Vice President, Portfolio Manager, Equity Analyst
The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio

Michael S. Tung, M.D., handles research and analysis and portfolio management in the healthcare sector for the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments in November 2006 as an equity analyst covering the technology and healthcare sectors for the firm’s Emerging Markets team, he worked for 20 months as a vice president at the Galleon Group, performing fundamental research in the medical technology and biotechnology sectors. From late 2003 to 2005 he was an analyst responsible for investing in healthcare equities for Hambrecht & Quist Capital Management, and he spent most of 2003 as a junior analyst for Durus Capital Management. He began his professional career in the medical field from 2001 to the beginning of 2003, first as a physician at the Lemuel Shattuck Hospital of the Tufts University School of Medicine and then as an anesthesiologist at Beth Israel Deaconess Medical Center at the Harvard Medical School. Dr. Tung received bachelor’s degrees in economics and biology, summa cum laude, from George Washington University, where he spent a year at Oxford University in England as one of only three students awarded the Pembroke College Scholarship. He earned his medical doctorate and an MBA from the Tufts University School of Medicine. Dr. Tung is also a licensed physician in the commonwealth of Massachusetts.

2008 Annual report • Delaware Pooled Trust

(continues)     209

Other Portfolio information
(Unaudited)
Delaware Pooled® Trust

Jeffrey S. Van Harte, CFA
Senior Vice President, Chief Investment Officer —
Focus Growth Equity
The Select 20 Portfolio
The Large-Cap Growth Equity Portfolio

Jeffrey S. Van Harte is the chief investment officer for the Focus Growth Equity team, responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. Prior to joining Delaware Investments in April 2005, he was a principal and executive vice president at Transamerica Investment Management. Van Harte has been managing portfolios and separate accounts for more than 20 years. Before becoming a portfolio manager, Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Van Harte received his bachelor’s degree in finance from California State University at Fullerton.

Robert A. Vogel Jr., CFA
Vice President, Senior Portfolio Manager
The Large-Cap Value Equity Portfolio

Robert A. Vogel Jr. joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm’s Large-Cap Value Focus strategy. He previously worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola College in Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania, and he is a member of the New York Society of Security Analysts and the CFA Society of Philadelphia.

Lori P. Wachs, CFA
Vice President, Portfolio Manager
The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio

Lori P. Wachs is a portfolio manager and analyst for the consumer sector in the firm’s Emerging Growth Equity group. She joined Delaware Investments in 1992 after serving in the equity-risk arbitrage department of Goldman Sachs from 1990 to 1992. She holds a bachelor’s degree in economics from The Wharton School of the University of Pennsylvania.

Nashira S. Wynn
Vice President, Portfolio Manager
The Large-Cap Value Equity Portfolio

Nashira S. Wynn is a portfolio manager with the firm’s Large-Cap Value Focus team. Prior to joining Delaware Investments in 2004, she was an equity research analyst for Merrill Lynch Investment Managers, starting there in July 2001. Wynn earned a bachelor’s degree in finance, with a minor in economics, from The College of New Jersey, and she attended England’s Oxford University as a Presidential Scholar.

Babak (Bob) Zenouzi
Senior Vice President, Senior Portfolio Manager
The Global Real Estate Securities Portfolio
The Real Estate Investment Trust Portfolio II

Bob Zenouzi is the lead manager for the domestic and global REIT effort at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He rejoined Delaware Investments in May 2006. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

2008 Annual report • Delaware Pooled Trust

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	84	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]		Board of Governors
	Trustee	Chief Executive Officer			Member — Investment
April 1963		since August 1, 2006			Company Institute (ICI)
(2007–Present)

Member of Investment
Committee — Cradle
of Liberty Council, BSA
(November
2007–Present)

Finance Committee
Member — St. John
Vianney Roman
Catholic Church
(2007–Present)
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	84	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007–Present)
Morgan Stanley & Co.
October 1947			(January 1984–March 2004)		Chairman of
Investment Committee
— The Haverford
School (2002–Present)

Chairman of
Investment Committee
— Pennsylvania
Academy of Fine Arts
(2007–Present)
Trustee (2004–Present)

Investment Committee
and Governance
Committee Member
— Pennsylvania
Horticultural Society
(February
2006–Present)

2008 Annual report • Delaware Pooled Trust

(continues)     211

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
John A. Fry	Trustee	Since	President —	84	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
			Executive Vice President —		Director —
May 1960			University of Pennsylvania		Allied Barton
			(April 1995–June 2002)		Security Holdings

Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	84	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 1938

Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	84	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 1947

Ann R. Leven	Trustee	Since	Consultant —	84	Director and Audit
2005 Market Street		October 1989	ARL Associates		Committee Chair —
Philadelphia, PA			(Financial Planning)		Systemax, Inc.
19103			(1983–Present)

November 1940

Thomas F. Madison	Trustee	Since	President and Chief	84	Director and Chair of
2005 Market Street		May 1997[3]	Executive Officer —		Compensation
Philadelphia, PA			MLM Partners, Inc.		Committee,
19103			(Small Business Investing		Governance Committee
			and Consulting)		Member
February 1936			(January 1993–Present)		— CenterPoint Energy

Lead Director and Chair
of Audit
and Governance
Committees,
Member of
Compensation
Committee — Digital
River, Inc.

Director and Chair of
Governance
Committee, Audit
Committee Member —
Rimage Corporation

Director and Chair of
the Compensation
Committee — Spanlink
Communications

Lead Director and Chair
of Compensation and
Governance
Committees —
Valmont Industries, Inc.

Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	84	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA			Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
July 1948			(July 1995–January 2003)
3M Corporation

2008 Annual report • Delaware Pooled Trust

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
J. Richard Zecher	Trustee	Since	Founder —	84	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director and Audit
July 1940			Founder —		Committee Member —
			Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	84	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	84	None[4]
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 25, 2007	different times at
19103			Delaware Investments.
October 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	84	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	84	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963

[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]  In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

[4]  David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

2008 Annual report • Delaware Pooled Trust

Fund officers and portfolio managers

Patrick P. Coyne	Christopher M. Ericksen	Victor Mostrowski
Chairman, President, and	Vice President, Portfolio Manager, and	Vice President and Portfolio Manager —
Chief Executive Officer —	Equity Analyst	International Debt
Delaware Investments® Family of Funds
	Patrick G. Fortier	Christopher A. Moth
Robert Akester	Vice President, Portfolio Manager, and	Director and Chief Investment Officer —
Senior Portfolio Manager	Equity Analyst	Global Fixed Income and Currency
Mondrian Investment Partners Limited		Mondrian Investment Partners Limited
Clive A. Gillmore
Damon J. Andres	Chief Executive Officer	D. Tysen Nutt Jr.
Vice President and Senior Portfolio	Mondrian Investment Partners Limited	Senior Vice President, Senior Portfolio
Manager		Manager, and Team Leader — Large-Cap
	Barry S. Gladstein	Value Focus Equity
Fiona Barwick	Vice President and Portfolio Manager
Director of Regional Research		Philip R. Perkins
Mondrian Investment Partners Limited	Paul Grillo	Senior Vice President and Senior Portfolio
	Senior Vice President and Senior Portfolio	Manager
Marshall T. Bassett	Manager
Senior Vice President and Chief		Daniel J. Prislin
Investment Officer — Emerging Growth	Gregory M. Heywood	Vice President, Senior Portfolio Manager,
Equity	Vice President, Portfolio Manager, and	and Equity Analyst
Equity Analyst
Joanna Bates		David G. Tilles
Senior Portfolio Manager	Christopher M. Holland	Executive Chairman
Mondrian Investment Partners Limited	Vice President and Portfolio Manager	Mondrian Investment Partners Limited

Nigel Bliss	John Kirk	Rudy D. Torrijos III
Senior Portfolio Manager	Director	Vice President and Portfolio Manager
Mondrian Investment Partners Limited	Mondrian Investment Partners Limited
Michael S. Tung, M.D.
Christopher J. Bonavico	Nikhil G. Lalvani	Vice President, Portfolio Manager, and
Vice President, Senior Portfolio Manager,	Vice President and Portfolio Manager	Equity Analyst
and Equity Analyst
	Steven T. Lampe	Jeffrey S. Van Harte
Kenneth F. Broad	Vice President and Portfolio Manager	Senior Vice President and Chief
Vice President, Senior Portfolio Manager,		Investment Officer — Focus Growth Equity
and Equity Analyst	Emma R. E. Lewis
	Senior Portfolio Manager	Robert A. Vogel Jr.
Thomas H. Chow	Mondrian Investment Partners Limited	Vice President and Senior Portfolio
Senior Vice President and Senior Portfolio		Manager
Manager	Anthony A. Lombardi
	Vice President and Senior Portfolio	Lori P. Wachs
Elizabeth A. Desmond	Manager	Vice President and Portfolio Manager
Director and Chief Investment Officer —
Developed Equity Markets	Kevin P. Loome	Nashira S. Wynn
Mondrian Investment Partners Limited	Senior Vice President, Senior Portfolio	Vice President and Portfolio Manager
Manager, and Head of High Yield
Chuck M. Devereux	Investments	Babak (Bob) Zenouzi
Senior Vice President and Director of		Senior Vice President and Senior Portfolio
Credit Research	Nigel G. May	Manager
Director and Chief Investment Officer —
Roger A. Early	Global Equities
Senior Vice President and Senior Portfolio	Mondrian Investment Partners Limited
Manager

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Independent Registered Public Accounting Firm
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103

Investment Advisor
Delaware Management Company, a series of Delaware Management Business Trust
2005 Market Street
Philadelphia, PA 19103

Investment Sub-advisor for certain Portfolios
Mondrian Investment Partners Limited
Fifth Floor
10 Gresham Street
London EC2V 7JD
United Kingdom

Each Portfolio files its complete schedule of Portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Portfolio’s Forms N-Q, as well as a description of the policies and procedures that each Portfolio uses to determine how to vote proxies (if any) relating to Portfolio securities are available without charge (i) upon request, by calling 800 523-1918; (ii) on the Portfolios’ Web site at www.delawareinvestments.com; and (iii) on the Commission’s Web site at www.sec.gov. Each Portfolio’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. Information (if any) regarding how each Portfolio voted proxies relating to Portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Portfolios’ Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

This report was prepared for investors in the Delaware Pooled® Trust Portfolios. It may be distributed to others only if preceded or accompanied by a current Delaware Pooled Trust prospectus, which contains details about charges, expenses, investment objectives, and operating policies of the Portfolios. All Delaware Pooled Trust Portfolios are offered by prospectus only. The return and principal value of an investment in a Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results.

2005 Market Street Philadelphia, PA 19103 Telephone 800 231-8002 Fax 215 255-1162

(3847)	Printed in the USA
AR-DPT [10/08] DG3 12/08	MF0811025 PO13482

Annual report

Delaware REIT Fund

October 31, 2008

Value equity mutual fund

Table of contents

Portfolio management review	1

Performance summary	5

Disclosure of Fund expenses	8

Sector allocation and top 10 holdings	10

Statement of net assets	12

Statement of operations	16

Statements of changes in net assets	18

Financial highlights	20

Notes to financial statements	30

Report of independent registered public accounting firm	40

Other Fund information	41

Board of trustees/directors and officers addendum	46

About the organization	54

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

©2008 Delaware Distributors, L.P.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware REIT Fund	Nov. 11, 2008

The managers of Delaware REIT Fund provided the responses below as a review of the Fund’s activities for the fiscal year ended Oct. 31, 2008.

How did the Fund perform during the 12-month fiscal period?

For the year ended Oct. 31, 2008, Delaware REIT Fund returned -37.85% at net asset value and -41.44% at maximum offer price. Both returns represent performance for Class A shares with all distributions reinvested. The FTSE/NAREIT Equity REITs Index, the Fund’s benchmark, returned -39.95% during the same time frame. For the complete, annualized performance of Delaware REIT Fund, please see the table on page 5.

What kind of economic and real estate market backdrop did you encounter during the past year?

The period ended Oct. 31, 2008, was marked by a series of events that escalated financial uncertainties to a new level by the end of the fiscal year of Delaware REIT Fund. The crisis was rooted in the mortgage industry. Home values had skyrocketed in the years prior to 2008, and mortgage lenders had made more loans to borrowers with lower credit ratings. To take these risky subprime loans off their balance sheets, lenders had sold pools of mortgages to global financial institutions. In turn, these institutions restructured the loans into trillions of dollars worth of collateralized debt obligations (CDOs) — in this case, securities backed by the homeowners’ mortgage payments.

Subsequently, the institutions sold the CDOs to other institutional and individual investors world-wide. As long as home prices were rising, the CDOs were extraordinarily profitable. But when the residential housing market began dropping, the value of these derivative securities started to fall as well. Some financial institutions suffered enormous losses as a result.

Credit, already tight, became even more difficult to obtain. As the U.S. credit crisis worsened, many lenders were forced to shut off access to investment capital. This was a particular problem for real estate companies, which depend on regular financing to fund their operations. As financing became scarce and more expensive, most property companies saw their stock prices fall sharply.

Strains on credit and liquidity brought Lehman Brothers into bankruptcy, with parts of the company purchased by Barclays. Fannie Mae and Freddie Mac were converted from independent entities to a conservatorship run by the Federal Housing Finance Agency. The Chicago Board Options Exchange (CBOE) Volatility Index, often seen as a gauge of investors’ levels of anxiety, reached its highest point since the index inception in 1993. On Sept. 29, the Dow Jones Industrial Average experienced the largest single-day point decline in its history after Congress failed to reach an agreement designed to recapitalize U.S. financial institutions. That same day, the S&P 500 Index, which is generally representative of the broad stock market, plummeted by 8.6%.

Within days, the federal government approved a $700 billion financial bailout plan designed to stabilize the U.S. financial system. It also announced a series of dramatic steps, including plans to purchase preferred equity shares of the nation’s largest banks. Despite these steps,

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

1

Portfolio management review
Delaware REIT Fund

for most of October 2008 the credit markets remained largely frozen and stock markets continued to decline sharply. In the final week of the fiscal year, the Dow dropped to nearly 8,000 — a level not seen since 2003 — before closing out the month on a more encouraging note with several strong days of performance.

Despite the overall negative environment, one positive factor for real estate investment trusts (REITs) during the year was that new-property availability remained relatively stable, even though high construction costs limited wide-scale building activity. This steadiness kept supply and demand relatively in line and allowed many property companies to realize continued growth in rental income.

What factors helped and hurt Fund performance the most?

It was obviously a very challenging period of performance in the real estate securities market for the Fund and the benchmark, the FTSE/ NAREIT Equity REITs Index, which were both down significantly over the past year. While the year was certainly a challenging one, the returns for the Fund’s Class A shares at net asset value did hold up better than the benchmark index.

By far, the biggest factor behind this relative performance was the investment portfolio’s average cash weighting of more than 4.5%. We had begun adding to our cash holdings in the Fund prior to the start of the fiscal year, in mid-2007, because we anticipated more challenging market conditions ahead at that time. This defensive positioning proved to be helpful as the period progressed, as conditions became even more challenging and the REIT market lost sizeable value.

Another positive for the Fund when comparing its returns to the benchmark was an underweighting compared to the index in the industrials subsector. Many of the companies in this group were sensitive to economic uncertainty and reacted negatively to the volatility of the REIT market. Outperformance among our industrials holdings was tempered, however, by exposure to two poor-performing REITs: ProLogis and AMB Property. Both are owners and operators of industrial warehouses that have an additional business focus on managing assets for institutional investors. The latter business, which had been driving these companies’ growth in recent years, turned less profitable with the slowdown in the economy and weak markets.

Another area of relative outperformance for the Fund was the lodging subsector. As a group, lodging stocks underperformed the broad REIT market. The weak economy cut into travel spending by businesses and consumers, which in turn led to a reduction in hotel occupancy rates. We owned a variety of stocks in this category, such as Starwood Hotels & Resorts and Marriott International, which we sold prior to period end, and Host Hotels & Resorts. All of these stocks fell less than the sector as a whole and improved the Fund’s performance compared to the benchmark index.

On the negative side, we were more exposed to regional mall stocks than the benchmark. Retailers were hampered by the weak consumer-spending environment. Our stake in General Growth Properties (GGP) was a negative. This stock lost most of its value during the past year as investors worried about the potential for a GGP bankruptcy, which was ultimately forestalled.

2

Another source of underperformance was our underweight position in the so-called specialty subsector, a group that includes a handful of timber property companies. These owners of timberland have done well compared to the rest of the REIT market, benefiting from solid demand despite the slowing housing market. We were underrepresented in stocks such as Plum Creek Timber, which significantly outpaced the index.

An underweighting in healthcare REITs further hampered the Fund’s results. These stocks significantly benefited from having relatively long leases and also from their defensive nature — meaning that they have historically tended to hold up well in a difficult economy.

What were the important factors in your approach to managing the Fund during this volatile fiscal year? Where were you finding investment opportunities during the period?

As part of our process, we typically select REIT stocks through a “bottom up” approach to security selection, analyzing potential investments one by one, and carefully evaluating company management teams. Our general investment approach includes a “top down” overlay as well, meaning that we pay close attention to the overall economic and market environment in which REITs operate.

Given the challenging economic backdrop during the past fiscal year, we sought to minimize risk in the portfolio. As such, a focus on fundamentals informed our investment decision making during this past year. For instance, we emphasized relatively liquid companies with strong balance sheets. We also preferred companies with strong management teams that are successfully executing business plans amid the market’s current challenges.

Seeing tremendous market uncertainty, especially late in the period, we sought and found opportunities to invest in high-quality REITs trading at what we believed were unusually attractive prices. We also maintained a higher-than-normal cash balance in the portfolio. In our view, this was a prudent step in light of the weaker economy and the REIT market’s recent volatility.

How was the Fund positioned at the end of the period?

We were positioned for what we anticipated would be a continued difficult environment for REIT investors. In our opinion, the credit crisis had led to the likelihood of a significant economic slowdown, and the potential for a global recession had increased. Accordingly, we stayed with the stocks we felt had the strongest balance sheets and the longest record of producing stable cash flows. This translated into a greater emphasis on companies that had long-term contractual leases and derived more of their income from leasing activity, which we believe tends to be more stable than development activity.

3

Portfolio management review
Delaware REIT Fund

Fund basics
Delaware REIT Fund		As of Oct. 31, 2008
Fund objective:	The Fund seeks maximum long-term total return,
with capital appreciation as a secondary objective.
Total Fund net assets:	$205 million
Number of holdings:	40
Fund start date:	Dec. 6, 1995

	Nasdaq symbols	CUSIPs
Class A	DPREX	246248868
Class B	DPRBX	246248819
Class C	DPRCX	246248793
Class R	DPRRX	246248561
Institutional Class	DPRSX	246248777

4

Performance summary
Delaware REIT Fund	Oct. 31, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware REIT Fund prospectus contains this and other important information about the investment company.

Fund performance	Average annual total returns from Oct. 31, 1998, through Oct. 31, 2008
	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 6, 1995)
Excluding sales charge	-37.85%	+4.20%	+8.60%	+10.79%
Including sales charge	-41.44%	+2.97%	+7.96%	+10.29%
Class B (Est. Nov. 11, 1997)
Excluding sales charge	-38.28%	+3.43%	+7.94%	+6.12%
Including sales charge	-40.14%	+3.24%	+7.94%	+6.12%
Class C (Est. Nov. 11, 1997)
Excluding sales charge	-38.33%	+3.43%	+7.79%	+5.91%
Including sales charge	-38.79%	+3.43%	+7.79%	+5.91%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 Investment chart on the next page. The current expenses for each class are listed on the chart on the next page.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets, but such a fee is subject to a contractual cap of 0.25% of average daily net assets from March 1, 2008, to Feb. 28, 2009.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

5

Performance summary
Delaware REIT Fund

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Class R shares were first made available June 2, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such a fee is subject to a contractual cap of 0.50% of average daily net assets from March 1, 2008, to Feb. 28, 2009.

The average annual total returns for the 1-year, 5-year, and lifetime (since June 2, 2003) periods ended Oct. 31, 2008, for Delaware REIT Fund Class R shares were -38.00%, +3.90%, and +5.97%, respectively.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime (since Nov. 11, 1997) periods ended Oct. 31, 2008, for Delaware REIT Fund Institutional Class shares were - 37.66%, +4.45%, +8.87%, and +6.96%, respectively. Institutional Class shares were first made available Nov. 11, 1997, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table on the previous page and the graph on page 7 do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Funds that invest in real estate investment trusts (REITs) are subject to many of the risks associated with direct real estate ownership and, as such, may be adversely affected by declines in real estate values and general and local economic conditions.

Funds that concentrate investments in one industry, such as Delaware REIT Fund, may involve greater risks than more diversified funds, including more potential for volatility.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the table below. Management has contracted to reimburse certain expenses and/or waive its management fees from March 1, 2008, through Feb. 28, 2009. Please see the most recent prospectus for additional information on the fee waivers.

					Institutional
Fund expense ratios	Class A	Class B	Class C	Class R	Class
Total annual operating expense	1.41%	2.11%	2.11%	1.71%	1.11%
(without fee waivers)
Net expense ratio	1.36%	2.11%	2.11%	1.61%	1.11%
(including fee waivers, if any)*

*The applicable fee waivers are discussed in the text on pages 5 and 6.

6

Performance of a $10,000 investment

Average annual total returns from Oct. 31, 1998, through Oct. 31, 2008

For period beginning Oct. 31, 1998, through Oct. 31, 2008	Starting value	Ending value
FTSE/NAREIT Equity REITs Index	$10,000	$22,596
Delaware REIT Fund — Class A Shares	$9,425	$21,508

The chart assumes $10,000 invested in the Fund on Oct. 31, 1998, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please see pages 5 and 6 for additional details on these fees.

The chart also assumes $10,000 invested in the FTSE/NAREIT Equity REITs Index as of Oct. 31, 1998. The FTSE/NAREIT Equity REITs Index measures the performance of all publicly traded equity real estate investment trusts traded on U.S. exchanges. The Dow Jones Industrial Average, mentioned on page 1, is an often-quoted market indicator that comprises 30 widely held blue-chip stocks.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

The chart does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

7

Disclosure of Fund expenses
For the period May 1, 2008 to October 31, 2008

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008 to October 31, 2008.

Actual expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware REIT Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	5/1/08	10/31/08	Expense Ratio	5/1/08 to 10/31/08*
Actual Fund return
Class A	$1,000.00	$ 668.40	1.48%	$ 6.21
Class B	1,000.00	665.60	2.23%	9.34
Class C	1,000.00	665.60	2.23%	9.34
Class R	1,000.00	667.00	1.73%	7.25
Institutional Class	1,000.00	668.40	1.23%	5.16
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.70	1.48%	$ 7.51
Class B	1,000.00	1,013.93	2.23%	11.29
Class C	1,000.00	1,013.93	2.23%	11.29
Class R	1,000.00	1,016.44	1.73%	8.77
Institutional Class	1,000.00	1,018.95	1.23%	6.24

* “Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

9

Sector allocation and top 10 holdings
Delaware REIT Fund	As of October 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Sector	Percentage of net assets
Common Stock	93.89%
Diversified REITs	6.33%
Health Care REITs	13.68%
Hotel REITs	3.93%
Industrial REITs	2.40%
Mall REITs	12.10%
Manufactured Housing REITs	1.82%
Multifamily REITs	13.76%
Office REITs	14.17%
Office/Industrial REITs	3.96%
Real Estate Operating Companies	0.68%
Self-Storage REITs	5.40%
Shopping Center REITs	11.61%
Specialty REITs	4.05%
Repurchase Agreements	5.36%
Securities Lending Collateral	15.59%
Total Value of Securities	114.84%
Obligation to Return Securities Lending Collateral	(16.27%	)
Receivables and Other Assets Net of Liabilities	1.43%
Total Net Assets	100.00%

10

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings	Percentage of net assets
Simon Property Group	9.68%
Vornado Realty Trust	6.33%
Equity Residential	5.59%
Public Storage	5.40%
Boston Properties	4.71%
HCP	4.33%
Host Hotels & Resorts	3.49%
Federal Realty Investment Trust	3.36%
Kimco Realty	3.26%
Health Care REIT	3.19%

11

Statement of net assets Delaware REIT Fund	October 31, 2008
	Number of shares	Value
Common Stock – 93.89%
Diversified REITs – 6.33%
*Vornado Realty Trust	183,799	$12,967,019
		12,967,019
Health Care REITs – 13.68%
HCP	296,500	8,874,245
*Health Care REIT	147,000	6,542,970
*Nationwide Health Properties	118,700	3,542,008
Senior Housing Properties Trust	161,100	3,088,287
Ventas	165,400	5,964,324
		28,011,834
Hotel REITs – 3.93%
Hersha Hospitality Trust	215,210	906,034
*Host Hotels & Resorts	690,393	7,138,664
		8,044,698
Industrial REITs – 2.40%
AMB Property	73,435	1,764,643
ProLogis	224,907	3,148,698
		4,913,341
Mall REITs – 12.10%
General Growth Properties	53,900	223,146
*Macerich	161,000	4,736,620
*Simon Property Group	295,651	19,817,487
		24,777,253
Manufactured Housing REITs – 1.82%
Equity Lifestyle Properties	89,000	3,737,110
		3,737,110
Multifamily REITs – 13.76%
Apartment Investment & Management	48,900	715,407
*AvalonBay Communities	81,026	5,754,467
*BRE Properties	106,700	3,714,227
Camden Property Trust	64,000	2,157,440
*Equity Residential	327,700	11,446,560
*Essex Property Trust	27,892	2,713,892
UDR	85,300	1,685,528
		28,187,521

12

	Number of shares	Value
Common Stock (continued)
Office REITs – 14.17%
*Alexandria Real Estate Equities	61,374	$4,266,720
*Boston Properties	136,000	9,639,680
*Corporate Office Properties Trust	77,100	2,397,039
*Highwoods Properties	176,800	4,388,176
*Kilroy Realty	66,900	2,150,835
Mack-Cali Realty	198,700	4,514,464
*SL Green Realty	39,453	1,658,604
		29,015,518
Office/Industrial REITs – 3.96%
*Digital Realty Trust	116,100	3,887,028
*Liberty Property Trust	177,500	4,233,375
		8,120,403
Real Estate Operating Companies – 0.68%
†Corrections Corporation of America	72,900	1,393,119
		1,393,119
Self-Storage REITs – 5.40%
*Public Storage	135,600	11,051,400
		11,051,400
Shopping Center REITs – 11.61%
*Federal Realty Investment Trust	112,311	6,881,295
*Kimco Realty	295,900	6,681,422
Kite Realty Group Trust	132,204	803,800
*Ramco-Gershenson Properties	167,000	2,201,060
*Regency Centers	117,061	4,619,227
*Tanger Factory Outlet Centers	71,400	2,582,538
		23,769,342
Specialty REITs – 4.05%
*Entertainment Properties Trust	81,900	3,067,155
*Plum Creek Timber	140,000	5,219,200
		8,286,355
Total Common Stock (cost $264,537,963)		192,274,913

13

Statement of net assets
Delaware REIT Fund

	Principal amount	Value
Repurchase Agreements** – 5.36%
BNP Paribas 0.10%, dated 10/31/08, to be repurchased
on 11/3/08, repurchase price $10,973,091
(collateralized by U.S. Government obligations,
4.875%, 6/4/09 - 8/15/09; with market
value $11,207,858)	$10,973,000	$10,973,000
Total Repurchase Agreements (cost $10,973,000)		10,973,000

Total Value of Securities Before Securities
Lending Collateral – 99.25% (cost $275,510,963)		203,247,913

	Number of shares
Securities Lending Collateral*** – 15.59%
Investment Companies
Mellon GSL DBT II Collateral Fund	32,701,776	31,890,772
Mellon GSL DBT II Liquidation Trust	611,030	32,996
Total Securities Lending Collateral (cost $33,312,806)		31,923,768

Total Value of Securities – 114.84%
(cost $308,823,769)		235,171,681	©
Obligation to Return Securities
Lending Collateral*** – (16.27%)		(33,312,806)
Receivables and Other Assets
Net of Liabilities – 1.43%		2,937,065
Net Assets Applicable to 24,950,861
Shares Outstanding – 100.00%		$204,795,940

Net Asset Value – Delaware REIT Fund
Class A ($73,444,490 / 8,952,001 Shares)		$8.20
Net Asset Value – Delaware REIT Fund
Class B ($17,831,258 / 2,176,524 Shares)		$8.19
Net Asset Value – Delaware REIT Fund
Class C ($22,695,284 / 2,769,504 Shares)		$8.19
Net Asset Value – Delaware REIT Fund
Class R ($3,394,615 / 413,758 Shares)		$8.20
Net Asset Value – Delaware REIT Fund
Institutional Class ($87,430,293 / 10,639,074 Shares)		$8.22

14

Components of Net Assets at October 31, 2008:
Shares of beneficial interest (unlimited authorization - no par)	$307,745,053
Accumulated net realized loss on investments	(29,297,025)
Net unrealized depreciation of investments	(73,652,088)
Total net assets	$204,795,940

*	Fully or partially on loan.
†	Non income producing security.
**	See Note 1 in “Notes to financial statements.”
***	See Note 8 in “Notes to financial statements.”
©	Includes $32,096,956 of securities loaned.

      REIT — Real Estate Investment Trust

Net Asset Value and Offering Price Per Share –
Delaware REIT Fund
Net asset value Class A (A)	$8.20
Sales charge (5.75% of offering price) (B)	0.50
Offering price	$8.70

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchase of $50,000 or more.

See accompanying notes

15

Statement of operations
Delaware REIT Fund	Year Ended October 31, 2008

Investment Income:
Dividends	$9,492,955
Interest	352,302
Securities lending income	297,908
Foreign tax withheld	(7,827)	$10,135,338

Expenses:
Management fees	2,273,772
Dividend disbursing and transfer agent fees and expenses	1,147,706
Distribution expense – Class A	331,464
Distribution expense – Class B	314,632
Distribution expense – Class C	364,173
Distribution expense – Class R	26,784
Registration fees	133,811
Accounting and administration expenses	121,268
Reports and statements to shareholders	110,064
Legal fees	39,820
Audit and tax	27,128
Trustees’ fees	17,174
Custodian fees	15,559
Insurance fees	6,393
Consulting fees	4,550
Dues and services	4,095
Pricing fees	2,986
Trustees’ expenses	1,667
Taxes (other than taxes on income)	155	4,943,201
Less fees waived		(167,745)
Less waived distribution expenses – Class A		(55,577)
Less waived distribution expenses – Class R		(4,464)
Less expense paid indirectly		(3,818)
Total operating expenses		4,711,597
Net Investment Income		5,423,741

16

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments	$(26,844,463)
Net change in unrealized appreciation/depreciation
of investments	(117,125,176)
Net Realized and Unrealized Loss on Investments	(143,969,639)

Net Decrease in Net Assets Resulting from Operations	$(138,545,898)

See accompanying notes

17

Statements of changes in net assets
Delaware REIT Fund

	Year Ended
	10/31/08	10/31/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,423,741	$2,581,892
Net realized gain (loss) on investments	(26,844,463)	76,056,618
Net change in unrealized
appreciation/depreciation of investments	(117,125,176)	(71,576,480)
Net increase (decrease) in net assets resulting
from operations	(138,545,898)	7,062,030

Dividends and Distributions to shareholders from:
Net investment income:
Class A	(3,017,144)	(3,544,357)
Class B	(628,609)	(615,411)
Class C	(739,771)	(635,545)
Class R	(111,667)	(112,408)
Institutional Class	(3,589,389)	(1,439,868)
The Real Estate Investment Trust Portfolio Class*	—	(591,072)

Net realized gain on investments:
Class A	(29,255,383)	(59,633,929)
Class B	(8,911,390)	(19,015,529)
Class C	(9,679,097)	(19,051,491)
Class R	(1,021,236)	(2,030,845)
Institutional Class	(23,707,395)	(8,431,033)
The Real Estate Investment Trust Portfolio Class*	(15)	(6,269,651)
	(80,661,096)	(121,371,139)

Capital Share Transactions:
Proceeds from shares sold:
Class A	20,295,575	37,483,626
Class B	464,084	1,948,844
Class C	2,489,643	6,347,116
Class R	3,016,816	4,623,837
Institutional Class	102,891,711	101,948,842
The Real Estate Investment Trust Portfolio Class*	—	8,800,008

18

	Year Ended
	10/31/08	10/31/07
Capital Share Transactions (continued):
Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	$30,007,521	$58,596,996
Class B	8,465,189	16,999,558
Class C	9,786,133	18,080,110
Class R	1,129,135	2,135,904
Institutional Class	24,562,159	8,610,863
The Real Estate Investment Trust Portfolio Class*	11	6,860,723
	203,107,977	272,436,427

Cost of shares repurchased:
Class A	(48,230,245)	(116,107,319)
Class B	(15,954,108)	(23,428,420)
Class C	(13,597,018)	(26,584,464)
Class R	(3,159,932)	(6,024,671)
Institutional Class	(67,241,814)	(26,121,005)
The Real Estate Investment Trust Portfolio Class*	(27,045,813)	—
	(175,228,930)	(198,265,879)
Increase in net assets derived from capital share transactions	27,879,047	74,170,548
Net Decrease in Net Assets	(191,327,947)	(40,138,561)

Net Assets:
Beginning of year	396,123,887	436,262,448
End of year (there was no undistributed
net investment income at either year end)	$204,795,940	$396,123,887

*	Effective at the close of business on February 21, 2008, all assets of the Fund’s Real Estate Investment Trust Portfolio Class were redeemed.

See accompanying notes

19

Financial highlights
Delaware REIT Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes

20

Year Ended
10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
$17.690	$24.180	$21.390	$21.140	$17.400

0.225	0.149	0.351	0.441	0.445
(5.793)	0.372	5.910	2.101	4.333
(5.568)	0.521	6.261	2.542	4.778

(0.339)	(0.380)	(0.460)	(0.435)	(0.544)
(3.583)	(6.631)	(3.011)	(1.857)	(0.494)
(3.922)	(7.011)	(3.471)	(2.292)	(1.038)

$ 8.200	$17.690	$24.180	$21.390	$21.140

(37.85% )	2.33%	33.45%	12.27%	28.43%

$73,445	$153,051	$231,367	$285,579	$308,100
1.48%	1.36%	1.34%	1.34%	1.40%

1.59%	1.41%	1.39%	1.39%	1.58%
1.82%	0.79%	1.65%	2.07%	2.35%

1.71%	0.74%	1.60%	2.02%	2.17%
115%	82%	60%	37%	43%

21

Financial highlights
Delaware REIT Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

22

Year Ended
10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
$17.680	$24.150	$21.360	$21.120	$17.380

0.138	0.006	0.191	0.281	0.302
(5.793)	0.373	5.911	2.089	4.338
(5.655)	0.379	6.102	2.370	4.640

(0.252)	(0.218)	(0.301)	(0.273)	(0.406)
(3.583)	(6.631)	(3.011)	(1.857)	(0.494)
(3.835)	(6.849)	(3.312)	(2.130)	(0.900)

$ 8.190	$17.680	$24.150	$21.360	$21.120

(38.28% )	1.52%	32.50%	11.39%	27.54%

$17,831	$48,300	$71,206	$72,917	$85,009
2.23%	2.11%	2.09%	2.09%	2.15%

2.29%	2.11%	2.09%	2.09%	2.28%
1.07%	0.04%	0.90%	1.32%	1.60%

1.01%	0.04%	0.90%	1.32%	1.47%
115%	82%	60%	37%	43%

23

Financial highlights
Delaware REIT Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

24

Year Ended
10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
$17.680	$24.150	$21.370	$21.120	$17.380

0.136	0.006	0.191	0.281	0.302
(5.791)	0.373	5.901	2.099	4.338
(5.655)	0.379	6.092	2.380	4.640

(0.252)	(0.218)	(0.301)	(0.273)	(0.406)
(3.583)	(6.631)	(3.011)	(1.857)	(0.494)
(3.835)	(6.849)	(3.312)	(2.130)	(0.900)

$ 8.190	$17.680	$24.150	$21.370	$21.120

(38.33% )	1.58%	32.43%	11.44%	27.54%

$22,695	$50,819	$71,614	$70,860	$73,040
2.23%	2.11%	2.09%	2.09%	2.15%

2.29%	2.11%	2.09%	2.09%	2.28%
1.07%	0.04%	0.90%	1.32%	1.60%

1.01%	0.04%	0.90%	1.32%	1.47%
115%	82%	60%	37%	43%

25

Financial highlights
Delaware REIT Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes

26

Year Ended
10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
$17.690	$24.180	$21.390	$21.130	$17.400

0.191	0.102	0.297	0.373	0.377
(5.789)	0.363	5.913	2.097	4.341
(5.598)	0.465	6.210	2.470	4.718

(0.309)	(0.324)	(0.409)	(0.353)	(0.494)
(3.583)	(6.631)	(3.011)	(1.857)	(0.494)
(3.892)	(6.955)	(3.420)	(2.210)	(0.988)

$ 8.200	$17.690	$24.180	$21.390	$21.130

(38.00% )	2.03%	33.13%	11.90%	28.04%

$3,395	$5,734	$7,107	$4,168	$2,035
1.73%	1.61%	1.59%	1.66%	1.75%

1.89%	1.71%	1.69%	1.69%	1.88%
1.57%	0.54%	1.40%	1.75%	2.00%

1.41%	0.44%	1.30%	1.72%	1.87%
115%	82%	60%	37%	43%

27

Financial highlights
Delaware REIT Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

28

Year Ended
10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
$17.710	$24.210	$21.410	$21.150	$17.410

0.247	0.196	0.404	0.494	0.492
(5.784)	0.366	5.923	2.101	4.341
(5.537)	0.562	6.327	2.595	4.833

(0.370)	(0.431)	(0.516)	(0.478)	(0.599)
(3.583)	(6.631)	(3.011)	(1.857)	(0.494)
(3.953)	(7.062)	(3.527)	(2.335)	(1.093)

$ 8.220	$17.710	$24.210	$21.410	$21.150

(37.66%)	2.56%	33.81%	12.54%	28.78%

$87,430	$106,145	$32,166	$58,428	$53,261
1.23%	1.11%	1.09%	1.09%	1.15%

1.29%	1.11%	1.09%	1.09%	1.28%
2.07%	1.04%	1.90%	2.32%	2.60%

2.01%	1.04%	1.90%	2.32%	2.47%
115%	82%	60%	37%	43%

29

Notes to financial statements
Delaware REIT Fund	October 31, 2008

The Real Estate Investment Trust Portfolio (Delaware REIT Fund or Fund) is a series of Delaware Pooled Trust (Trust), which is organized as a Delaware statutory trust. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. Effective at the close of business on February 21, 2008, all assets of the Fund’s Real Estate Investment Trust Portfolio Class were redeemed. Prior to February 21, 2008, The Real Estate Investment Trust Portfolio Class shares were offered for sale exclusively to certain eligible investors. This report contains information relating only to the Delaware REIT Fund. All other Delaware Pooled Trust portfolios are included in a separate report.

The investment objective of the Fund is to seek maximum long-term total return, with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing primarily in securities of companies principally engaged in the real estate industry.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Investment companies are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair value will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign

30

markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or new events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. FAS 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of FAS 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective April 30, 2008, the Fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

31

Notes to financial statements
Delaware REIT Fund

1. Significant Accounting Policies (continued)

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gains on investments, if any, annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $8,343 for the year ended October 31, 2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion.

32

Effective March 1, 2008, DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses, (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)) do not exceed 1.23% of the Fund’s average daily net assets through February 28, 2009. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Fund. Prior to March 1, 2008, the Fund had no waiver in effect.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended October 31, 2008, the Fund was charged $ 15,159 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. DDLP has contracted to limit distribution and service fees through February 28, 2009 in order to prevent distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets. Institutional Class shares pay no distribution and service expenses.

At October 31, 2008, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$83,313
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	97,282
Distribution fees payable to DDLP	51,824
Other expenses payable to DMC and affiliates*	16,665

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

33

Notes to financial statements
Delaware REIT Fund

2.	Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates' employees. For the year ended October 31, 2008, the Fund was charged $20,664 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended October 31, 2008, DDLP earned $ 11,429 for commissions on sales of the Fund’s Class A shares. For the year ended October 31, 2008, DDLP received gross CDSC commissions of $46,047 and $1,823 on redemption of the Fund’s Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended October 31, 2008, the Fund made purchases of $337,398,911 and sales of $381,665,568 of investment securities other than short-term investments.

At October 31, 2008, the cost of investments for federal income tax purposes was $328,759,428. At October 31, 2008, net unrealized depreciation was $93,587,747, of which $281,432 related to unrealized appreciation of investments and $93,869,179 related to unrealized depreciation of investments.

4. Dividends and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2008 and 2007 was as follows:

	Year Ended
	10/31/08	10/31/07
Ordinary income	$19,443,932	$ 13,695,662
Long-term capital gain	61,155,357	107,675,477
Return of capital	61,807	—
Total	$80,661,096	$121,371,139

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5. Components of Net Assets on a Tax Basis

As of October 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$307,745,053
Capital loss carryforwards	(9,361,366)
Unrealized depreciation of investments	(93,587,747)
Net assets	$204,795,940

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions and Real Estate Investment Trust dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2008, the Fund recorded the following reclassifications.

Accumulated net realized gain/(loss)	$(2,601,032)
Undistributed net investment income	2,662,839
Paid-in capital	(61,807)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at October 31, 2008 will expire as follows: $9,361,366 expires in 2016.

35

Notes to financial statements
Delaware REIT Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	10/31/08	10/31/07
Shares sold:
Class A	1,755,042	1,936,522
Class B	43,175	97,297
Class C	208,988	330,083
Class R	261,470	238,141
Institutional Class	8,457,890	5,621,184
The Real Estate Investment Trust Portfolio Class*	—	485,130

Shares issued upon reinvestment of dividends and distributions:
Class A	2,543,376	3,281,058
Class B	717,840	952,417
Class C	829,270	1,012,648
Class R	95,724	119,556
Institutional Class	2,079,763	482,740
The Real Estate Investment Trust Portfolio Class*	1	384,234
	16,992,539	14,941,010

Shares repurchased:
Class A	(3,997,829)	(6,133,386)
Class B	(1,317,005)	(1,265,805)
Class C	(1,142,927)	(1,433,396)
Class R	(267,544)	(327,515)
Institutional Class	(5,890,961)	(1,440,155)
The Real Estate Investment Trust Portfolio Class*	(1,811,509)	—
	(14,427,775)	(10,600,257)
Net increase	2,564,764	4,340,753

*Effective at the close of business on February 21, 2008, all assets of the Fund’s Real Estate Investment Trust Portfolio Class were redeemed.

For the years ended October 31, 2008 and 2007, 147,129 Class B shares were converted to 146,775 Class A shares valued at $1,838,671 and 141,210 Class B shares were converted to 140,866 Class A shares valued at $2,767,624, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

36

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with the Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of October 31, 2008, or at any time during the year then ended. The agreement expired on November 18, 2008.

Effective as of November 18, 2008, the Fund along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement as amended is to be used as described above and operates in substantially the same manner as the original agreement. The agreement as amended expires on November 17, 2009.

8. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend their securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. During the year ended October 31, 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL DBT II Liquidation Trust. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities

37

Notes to financial statements
Delaware REIT Fund

8. Securities Lending (continued)

and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Funds, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

9. Credit and Market Risk

The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of October 31, 2008, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

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11. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2008, the Fund designates distributions paid during the year as follows:

(A)	Long-Term Capital Gains Distributions (Tax Basis)	75.81%
(B)	Ordinary Income Distributions (Tax Basis)	24.11%
Return of Capital		0.08%
Total Distributions (Tax Basis)		100%

(A) and (B) are based on a percentage of the Fund’s total distributions.

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Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees

We have audited the accompanying statement of net assets of The Real Estate Investment Trust Portfolio (one of the series constituting the Delaware Pooled Trust) (the “Fund”) as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Real Estate Investment Trust Portfolio of Delaware Pooled Trust at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
December 17, 2008

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Other Fund information
(Unaudited)
Delaware REIT Fund

Board Consideration of Delaware REIT Fund Investment Advisory Agreement

At a meeting held on May 20-22, 2008 (the “Annual Meeting”), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware REIT Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contract. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed in February 2008 independent historical and comparative reports prepared by Lipper Inc. (“Lipper”), an independent statistical compilation organization. The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The independent Trustees reviewed the Lipper reports with Counsel to the Independent Trustees at the February 2008 Board meeting and discussed such reports further with Counsel earlier in the Annual Meeting. The Board requested and received certain information regarding Management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent counsel. Although the Trustees gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board in its contract renewal considerations.

Nature, Extent And Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. Favorable consideration was given to DMC’s efforts to maintain expenditures and, in some instances, increase financial and human resources committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (“DSC”), noting DSC’s commitment to maintain a high level of service as

41

Other Fund information
(Unaudited)
Delaware REIT Fund

Board Consideration of Delaware REIT Fund Investment Advisory Agreement (continued)

well as Delaware Investments’ expenditures to improve the delivery of shareholder services. During 2007 Management commenced the outsourcing of certain investment accounting functions that are expected to improve further the quality and the cost of delivering investment accounting services to the Fund. The Board once again noted the benefits provided to Fund shareholders by being part of the Delaware Investments Family of Funds, including each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the overall investment performance of DMC and the Fund. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest, ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods ended December 31, 2007. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The Trustees complimented Management on navigating the Delaware Investments Family of Funds fixed income funds through the turbulent financial markets since 2007 without incurring a major difficulty. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional real estate funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the three- and ten-year periods was in the third quartile and the Fund’s total return for the five-year period was in the fourth quartile. The Board noted that the Fund’s performance results were not in line with the Board’s objective. However, the early 2008 performance was improved relative to the Fund’s Lipper peers. The Board considered the perceived advantages of personnel changes that took place in 2006 and 2007, including the hiring of a new head of the equity department in 2007. The Board commended Management’s

42

efforts to enhance Fund performance and expressed confidence in the new team, its philosophy and processes. The Board was satisfied that Management was taking effective action to improve Fund performance and meet the Board’s performance objective.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of October 31, 2007 and the most recent fiscal year end for comparative funds as of August 31, 2007 or earlier. For any fund with a fiscal year end after August 31, 2007, such fund’s expense data were measured as of its fiscal year end for 2006. The Board focused on the comparative analysis of the effective management fees and total expense ratios of the Fund versus the effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the

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Other Fund information
(Unaudited)
Delaware REIT Fund

Board Consideration of Delaware REIT Fund Investment Advisory Agreement (continued)

Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

Fund management

Babak (Bob) Zenouzi
Senior Vice President, Senior Portfolio Manager
Bob Zenouzi is the lead manager for the domestic and global REIT effort at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He rejoined Delaware Investments in May 2006. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager
Damon J. Andres, who joined Delaware Investments in 1994, currently serves as a portfolio manager for REIT investments and convertibles. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

44

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

46

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	84	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.[2]		Board of Governors Member
Investment Company
Institute (ICI)
(2007–Present)

Member of Investment Committee
Cradle of Liberty Council, BSA
(November 2007–Present)

Finance Committee Member
St. John Vianney
Roman Catholic Church
(2007–Present)

Private Investor	84	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(April 2007–Present)
Investment Manager
Morgan Stanley & Co.		Chairman of Investment
(January 1984–March 2004)		Committee
The Haverford School
(2002–Present)

Chairman of
Investment Committee
Pennsylvania Academy of
Fine Arts (2007–Present)
Trustee (2004–Present)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

47

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas L. Bennett
(continued)

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 1997[3]
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

48

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Investment Committee and
Governance Committee
Member
Pennsylvania Horticultural
Society
(February 2006–Present)

President	84	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)
Director
Executive Vice President		Allied Barton
University of Pennsylvania		Security Holdings
(April 1995–June 2002)

Founder and	84	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	84	None
Assurant, Inc. (Insurance)
(2002–2004)

Consultant	84	Director and Audit
ARL Associates		Committee Chair
(Financial Planning)		Systemax, Inc.
(1983–Present)

President and	84	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)

49

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
(continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

50

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
the Compensation Committee
Spanlink Communications

Lead Director and Chair of
Compensation and
Governance Committees
Valmont Industries, Inc.

Vice President and Treasurer	84	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	84	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director and Audit
Founder		Committee Member
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)

51

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

52

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	84	None[4]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	84	None[4]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	84	None[4]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	84	None[4]
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

53

About the organization

This annual report is for the information of Delaware REIT Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware REIT Fund and the Delaware Investments® Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

54

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel, and
Secretary
Delaware Investments® Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a series of
Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend disbursing,
and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial
institutions representatives only
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

55

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $372,800 for the fiscal year ended October 31, 2008.

_______________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $368,500 for the fiscal year ended October 31, 2007.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2008.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended October 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended October 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $147,505 for the fiscal year ended October 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns, review of annual excise distribution calculations, and tax compliance services with respect to investments in foreign securities.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2008.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $129,520 for the fiscal year ended October 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns, review of annual excise distribution calculations, and tax compliance services with respect to investments in foreign securities.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2007.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2008.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2008.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2007.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $399,507 and $383,882 for the registrant’s fiscal years ended October 31, 2008 and October 31, 2007, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE POOLED® TRUST

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 5, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 5, 2009

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 5, 2009